UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-03857

American Funds Insurance Series
(Exact name of registrant as specified in charter)

333 South Hope Street
Los Angeles, California 90071
(Address of principal executive offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: December 31

Date of reporting period: December 31, 2006

Chad L. Norton
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(Name and address of agent for service)

Copies to:
Mitchell E. Nichter
Paul, Hastings, Janofsky & Walker LLP
55 Second Street
Twenty-Fourth Floor
San Francisco, California 94105
(Counsel for the registrant)

ITEM 1 - Reports to Stockholders

[logo - American Funds®]
The right choice for the long term®

American Funds
Insurance Series

[photo of a meadow with snow-covered mountains in the background]

The benefits of choice:
understanding your options

Annual report for the year ended December 31, 2006

American Funds Insurance Series® is the underlying investment vehicle for several variable annuities and insurance products. The investment adviser for American Funds Insurance Series is Capital Research and Management Company.SM For 75 years, Capital Research has invested with a long-term focus based on thorough research and attention to risk.

Investment portfolios
Global Discovery Fund	24
Global Growth Fund	27
Global Small Capitalization Fund	30
Growth Fund	34
International Fund	37
New World Fund	40
Blue Chip Income and Growth Fund	44
Global Growth and Income Fund	47
Growth-Income Fund	50
Asset Allocation Fund	53
Bond Fund	57
Global Bond Fund	61
High-Income Bond Fund	64
U.S. Government/AAA-Rated Securities Fund	69
Cash Management Fund	72

The summary investment portfolios (with the exception of Cash Management Fund, which shows a complete listing of its portfolio holdings) are designed to streamline this report and help investors better focus on the funds’ principal holdings. For details on how to obtain a complete schedule of portfolio holdings for each fund in the series, please see the outside back cover.

This report shows investment results for Class 1, 2 and 3 shares of the funds in American Funds Insurance Series. Class 2 shares began operations on April 30, 1997. Class 3 shares began operations on January 16, 2004. Results encompassing periods prior to those dates assume a hypothetical investment in Class 1 shares and include deduction of the additional 0.25% annual expense for Class 2 shares and 0.18% for Class 3 shares under the series’ plans of distribution. Results discussed in the individual fund reports are for Class 2 shares. The mountain charts on pages 2 to 15 illustrate the growth of a $10,000 investment in each of the investment portfolios in American Funds Insurance Series (with the exception of Cash Management Fund, which is managed to provide preservation of principal) over the past 10 years (or the lifetime of the fund, if less than 10 years). The mountain charts reflect results for Class 2 shares. The investment results tables on pages 2 to 16 show the average annual total returns over various periods for Class 1, 2 and 3 shares. The variable annuities and life insurance contracts that use the series’ funds contain certain fees and expenses not reflected in this report. The series’ investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased it to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table in this report for details.

Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. For current information and month-end results, visit americanfunds.com/afis.html. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

Investments outside the United States, especially those in developing countries, are subject to additional risks, such as currency fluctuations, political instability, differing securities regulations and periods of illiquidity. Small-company stocks involve additional risks and can fluctuate in price more than larger company stocks. The return of principal in bond funds is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the fund. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal. The market indexes are unmanaged and do not reflect sales charges, commissions or expenses.

Fellow investors:

[photo of a meadow with snow-covered mountains in the background]

The year that ended December 31, 2006, was a strong one for investors in almost every sector from U.S. stock and bond markets to markets around the globe. Against this background, every investment option in the American Funds Insurance Series gained value for the fourth consecutive year.

While most markets around the world fared well, those outside the U.S. posted the greatest gains, rewarding individuals who invested a portion of their assets in non-U.S. stocks and bonds. The dollar’s slide — it lost 10.4% against the euro and 12.2% against the British pound in 2006 — also boosted the returns in non-U.S. markets when the gains were translated into dollars.

In 2006, Standard and Poor’s 500 Composite Index, a broad measure of the U.S. stock market, rose 15.8%, and the Nasdaq Composite Index, home to many of the nation’s technology companies, gained 9.5%. Outside the U.S., stock markets were even stronger. The MSCI EAFE® (Europe, Australasia, Far East) Index rose 26.9%. In Germany, the DAX rose 22.0% when measured in euros while the London FTSE gained 14.8% when measured in pounds. The Japanese market was a laggard among major markets, but even it gained a solid 7.9%, as measured in yen by the Nikkei 225 Index.

Fixed-income markets in the U.S. and abroad also posted gains. The Citigroup Broad Investment-Grade (BIG) Bond Index gained 4.3%, while the Credit Suisse High Yield Index rose 11.9%, and every fixed-income fund in the series gained value.

While most investments posted good returns in 2006, outside the financial markets it was a tumultuous period. Violence increased in Iraq, and Democrats won control of both the House of Representatives and the Senate for the first time in 12 years. In addition, the long bull market in U.S. residential real estate finally came to an end.

Despite the armed conflict in the Middle East and political change at home, the markets were dominated primarily by economic, not political, factors. Continued low long-term U.S. interest rates, a benign inflation outlook and healthy corporate profits combined to move the markets higher. The economic outlook lacked clarity when the year began. Oil prices, which can be a key driver of inflation, started rising early in the year, peaked in July and began retreating. By the end of the year, prices had declined to the level they were on January 1, 2006.

The U.S. Federal Reserve paused after a long series of short-term interest rate hikes. After four increases in the first six months of 2006, the U.S. central bank held the federal funds rate steady at 5.25% through the end of the year. Yields on the 10-year U.S. Treasury, a benchmark for mortgages and corporate bonds, also rose modestly during the year, from 4.4% to 4.7%.

As we enter 2007, the economy and the markets are sending mixed signals about what lies ahead. U.S. interest rates are relatively low by historical standards, but the Fed has expressed its resolve to fight inflation. In addition, at the end of 2006, yields on short-term Treasury bills were higher than on long-term Treasury bonds. Historically, “inverted yield curves” often preceded a recession. Yet there are also reasons for optimism. The economy continues to grow, and corporate earnings remain strong despite their upward run over the last five years. Furthermore, U.S. stocks, as measured by the S&P 500, are not out of line with historic price-to-earning ratios.

It is impossible to know the future, of course. We do know from experience, however, that the markets will not always be as strong as they have been in the recent past. Nevertheless, we remain confident in the long-term prospects of the global equity and fixed-income markets and urge our investors to remain focused on their financial goals despite market fluctuations — up or down.

The past year was also a time of change for the American Funds Insurance Series, as two new investment options — the Global Growth and Income Fund and the Global Bond Fund — were added. We welcome our new investors in these funds and look forward to reporting to you again in six months.

Cordially,

/s/ James K. Dunton
James K. Dunton
Vice Chairman of the Board
Principal Executive Officer

/s/ Donald D. O’Neal
Donald D. O’Neal
President
February 1, 2007

Global Discovery Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis.html. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

Global Discovery Fund gained 17.4% during the year ended December 31, 2006, outpacing both its relevant indexes. The Global Service and Information Index,1 which tracks the types of companies the fund invests in, rose 17.3%, and the S&P 500 gained 15.8%.

The fiscal year was a significant one for the fund as it completed its fifth full calendar year in existence. Most investment professionals believe five years is the minimum amount of time required to consider a fund’s track record as long-term. While we are pleased that Global Discovery Fund outpaced its relevant indexes in 2006, we are more gratified by its record over the past five years. During that period, the fund produced an average annual total return of 9.1%. That compares favorably with the 7.7% average annual total return of the Global Service and Information Index and the 6.2% average annual total return produced by the S&P 500.

Where the fund’s assets were invested based on total net assets as of December 31, 2006

[begin pie chart]
46.3%	The Americas
13.4%	Short-term securities & other assets less liabilities
26.4%	Europe
13.7%	Asia/Pacific Basin
.2%	Other regions
[end pie chart]

The Americas
United States	43.1%
Mexico	2.5
Brazil	.7
46.3

Europe
France	3.3
Austria	3.2
Finland	2.6
United Kingdom	2.6
Germany	2.2
Spain	2.2
Switzerland	1.5
Italy	1.4
Luxembourg	1.4
Ireland	1.3
Denmark	1.1
Netherlands	1.1
Other	2.5
26.4

Asia/Pacific Basin
Japan	3.4%
Taiwan	2.4
Hong Kong	2.2
China	1.7
South Korea	1.4
Indonesia	1.0
Other	1.6
13.7

Other regions	.2

Short-term securities & other
assets less liabilities	13.4

Total	100.0%

[begin mountain chart]
AFIS Global Discovery Fund Class 2		S&P 500		Global Service and Information Index[1]		Consumer Price Index[2]

7/5/01	$ 10,000	7/5/01	$ 10,000	7/5/01	$10,000	7/5/01	$10,000
9/30/01	$ 8,310	9/30/01	$ 8,569	9/30/01	$ 8,196	9/30/01	$10,017
12/31/01	$ 9,329	12/31/01	$ 9,485	12/31/01	$ 9,163	12/31/01	$ 9,927
3/31/02	$ 9,429	3/31/02	$ 9,511	3/31/02	$ 8,989	3/31/02	$10,045
6/30/02	$ 8,256	6/30/02	$ 8,237	6/30/02	$ 7,843	6/30/02	$10,107
9/30/02	$ 6,801	9/30/02	$ 6,815	9/30/02	$ 6,237	9/30/02	$10,169
12/31/02	$ 7,307	12/31/02	$ 7,389	12/31/02	$ 6,877	12/31/02	$10,163
3/31/03	$ 7,156	3/31/03	$ 7,157	3/31/03	$ 6,552	3/31/03	$10,348
6/30/03	$ 8,466	6/30/03	$ 8,258	6/30/03	$ 7,848	6/30/03	$10,320
9/30/03	$ 9,021	9/30/03	$ 8,476	9/30/03	$ 8,260	9/30/03	$10,404
12/31/03	$ 10,019	12/31/03	$ 9,508	12/31/03	$ 9,361	12/31/03	$10,354
3/31/04	$ 10,382	3/31/04	$ 9,668	3/31/04	$ 9,640	3/31/04	$10,528
6/30/04	$ 10,360	6/30/04	$ 9,835	6/30/04	$ 9,578	6/30/04	$10,657
9/30/04	$ 10,057	9/30/04	$ 9,651	9/30/04	$ 9,372	9/30/04	$10,669
12/31/04	$ 11,064	12/31/04	$ 10,541	12/31/04	$10,589	12/31/04	$10,691
3/31/05	$ 10,694	3/31/05	$ 10,315	3/31/05	$10,216	3/31/05	$10,860
6/30/05	$ 10,851	6/30/05	$ 10,456	6/30/05	$10,354	6/30/05	$10,927
9/30/05	$ 11,356	9/30/05	$ 10,833	9/30/05	$10,829	9/30/05	$11,169
12/31/05	$ 12,259	12/31/05	$ 11,059	12/31/05	$11,338	12/31/05	$11,056
3/31/06	$ 12,915	3/31/06	$ 11,524	3/31/06	$11,932	3/31/06	$11,225
6/30/06	$ 12,565	6/30/06	$ 11,358	6/30/06	$11,740	6/30/06	$11,399
9/30/06	$ 13,161	9/30/06	$ 12,001	9/30/06	$12,440	9/30/06	$11,399
12/31/06	$ 14,394	12/31/06	$ 12,804	12/31/06	$13,301	12/31/06	$11,337
[end mountain chart]

Average annual total returns based on a $1,000 investment for periods ended December 31, 2006

	Class 1	Class 2

1 year	+17.66%	+17.41%
5 years	+9.34	+ 9.06
Lifetime (since July 5, 2001)	+7.12	+ 6.86
Gross expense ratio	.62	.87

The gross expense ratios shown in the table above do not reflect a fee waiver that currently is in effect and which causes the actual expense ratio to be lower. The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased it to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table in this report for details.

The market indexes are unmanaged and include reinvested distributions, but do not reflect sales charges, commissions or expenses.

1 Subset of MSCI World IndexSM and a market-capitalization weighted index that measures the returns of services and information industries in stock markets in 23 developed countries. The index, which is 70% U.S.-weighted, consists specifically of services and information industries that together represent about 60% of the MSCI World Index.
2 Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

Global Growth Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis.html. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

Global Growth Fund gained 20.4% during the 12 months ended December 31, 2006, and was very close to keeping pace with the MSCI World Index,SM which rose 20.7%. The fund was helped by strong markets outside the United States. Indeed while the U.S. market, as measured by the S&P 500, had a solid year, non-U.S. markets had substantially higher gains, especially when measured in U.S. dollars. In Germany, the DAX rose 22.0% in euros but 36.0% in U.S. dollars. The London FTSE gained 14.8% in pounds but 30.7% when measured in dollars.

In addition to gaining strength from the dollar’s weakness, the fund was helped by its investments in the oil and gas industries. Commercial banks, one of the fund’s largest concentrations, and diversified telecommunication services also boosted returns.

Investments in Internet catalog and retailing, a small area of concentration, and Internet software held returns back somewhat.

Where the fund’s assets were invested based on total net assets as of December 31, 2006

[begin pie chart]
32.4%	Europe
15.4%	Short-term securities & other assets less liabilities
30.1%	The Americas
21.7%	Asia/Pacific Basin
.4%	Other regions
[end pie chart]

Europe
United Kingdom	6.7%
Germany	6.2
France	4.1
Netherlands	3.9
Switzerland	1.8
Austria	1.7
Spain	1.5
Finland	1.4
Denmark	1.4
Other	3.7
32.4

The Americas
United States	25.6
Canada	2.5
Mexico	1.4
Brazil	.6
30.1

Asia/Pacific Basin
Japan	8.5%
India	2.9
Australia	2.5
South Korea	2.2
Taiwan	2.1
Hong Kong	1.7
China	1.0
Other	.8
21.7

Other regions	.4

Short-term securities & other
assets less liabilities	15.4

Total	100.0%

[begin mountain chart]
AFIS Global Growth Fund Class 2		MSCI World Index		Consumer Price Index*

4/30/97	$ 10,000	4/30/97	$10,000	4/30/97	$10,000
6/30/97	$ 10,650	6/30/97	$11,150	6/30/97	$10,006
12/31/97	$ 10,834	12/31/97	$11,209	12/31/97	$10,069
6/30/98	$ 12,880	6/30/98	$13,098	6/30/98	$10,175
12/31/98	$ 13,948	12/31/98	$13,988	12/31/98	$10,231
6/30/99	$ 16,631	6/30/99	$15,203	6/30/99	$10,375
12/31/99	$ 23,666	12/31/99	$17,532	12/31/99	$10,506
6/30/00	$ 24,145	6/30/00	$17,109	6/30/00	$10,762
12/31/00	$ 19,200	12/31/00	$15,267	12/31/00	$10,861
6/30/01	$ 17,652	6/30/01	$13,686	6/30/01	$11,111
12/31/01	$ 16,471	12/31/01	$12,745	12/31/01	$11,030
6/30/02	$ 15,153	6/30/02	$11,649	6/30/02	$11,230
12/31/02	$ 14,060	12/31/02	$10,254	12/31/02	$11,292
6/30/03	$ 15,564	6/30/03	$11,429	6/30/03	$11,467
12/31/03	$ 19,019	12/31/03	$13,717	12/31/03	$11,504
6/30/04	$ 19,567	6/30/04	$14,236	6/30/04	$11,841
12/31/04	$ 21,584	12/31/04	$15,808	12/31/04	$11,879
6/30/05	$ 21,506	6/30/05	$15,744	6/30/05	$12,141
12/31/05	$ 24,622	12/31/05	$17,392	12/31/05	$12,285
6/30/06	$ 26,137	6/30/06	$18,499	6/30/06	$12,665
12/31/06	$ 29,651	12/31/06	$20,984	12/31/06	$12,597
[end mountain chart]
Average annual total returns based on a $1,000 investment for periods ended December 31, 2006

	Class 1	Class 2

1 year	+20.73%	+20.43%
5 years	+12.76	+12.48
Lifetime (since April 30, 1997)	+12.17	+11.89
Gross expense ratio	.58	.83

The gross expense ratios shown in the table above do not reflect a fee waiver that currently is in effect and which causes the actual expense ratio to be lower. The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased it to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table in this report for details.

The market indexes are unmanaged and include reinvested distributions, but do not reflect sales charges, commissions or expenses.

*Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

Global Small Capitalization Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis.html. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

Global Small Capitalization Fund had another strong year, gaining 24.1% in the 12 months ended December 31, 2006, while the S&P/Citigroup Global/World Indexes,1 a combination of four indexes that measures companies with a market capitalization of less than $3.0 billion, rose 21.2% over the same period. The Lipper Global Small-Cap Funds Average rose 20.5%.

The fund benefited from three fundamental forces in the market. Small-cap stocks continued to outpace their large-cap counterparts, non-U.S. markets rose more than the U.S. market and the dollar’s continued weakness boosted returns from investments outside the United States.

With these strong market forces behind it, the fund also gained from its investments in metals and mining, electric utilities and commercial banks. The fund’s holdings in health care equipment and Internet software & services dampened returns. At the end of the year, the fund had 37.6% of its assets invested in U.S. companies and 6.6% invested in the United Kingdom. During the year, however, gains in the U.K. market, as measured by the FTSE 100 in U.S. dollars, were almost double the gains in the S&P 500.

Where the fund’s assets were invested based on total net assets as of December 31, 2006

[begin pie chart]
48.4%	The Americas
6.7%	Short-term securities & other assets less liabilities
28.0%	Asia/Pacific Basin
16.7%	Europe
.2%	Other regions
[end pie chart]

The Americas
United States	37.6%
Canada	9.3
Brazil	1.4
Argentina	.1
48.4
Asia/Pacific Basin
South Korea	10.1
Hong Kong	3.0
Philippines	2.3
Taiwan	2.3
Australia	2.1
India	1.9
Singapore	1.6
Thailand	1.6
China	1.5
Other	1.6
28.0
Europe
United Kingdom	6.6%
Greece	2.0
Luxembourg	1.3
Netherlands	1.0
Norway	1.0
Other	4.8
16.7

Other regions	0.2

Short-term securities & other
assets less liabilities	6.7
Total	100.0%

[begin mountain chart]
Global Small Cap Fund Class 2		S&P/Citigroup Global/World Indexes[1]		Consumer Price Index[2]

4/30/98	$ 10,000	4/30/98	$ 10,000	4/30/98	$ 10,000
6/30/98	$ 9,543	6/30/98	$ 9,536	6/30/98	$ 10,031
12/31/98	$ 10,247	12/31/98	$ 8,901	12/31/98	$ 10,086
6/30/99	$ 13,983	6/30/99	$ 9,927	6/30/99	$ 10,228
12/31/99	$ 19,609	12/31/99	$ 10,892	12/31/99	$ 10,357
6/30/00	$ 20,070	6/30/00	$ 11,402	6/30/00	$ 10,609
12/31/00	$ 16,368	12/31/00	$ 10,375	12/31/00	$ 10,708
6/30/01	$ 15,445	6/30/01	$ 10,620	6/30/01	$ 10,954
12/31/01	$ 14,265	12/31/01	$ 9,939	12/31/01	$ 10,874
6/30/02	$ 13,787	6/30/02	$ 10,249	6/30/02	$ 11,071
12/31/02	$ 11,547	12/31/02	$ 8,832	12/31/02	$ 11,132
6/30/03	$ 13,661	6/30/03	$ 10,521	6/30/03	$ 11,305
12/31/03	$ 17,728	12/31/03	$ 13,545	12/31/03	$ 11,342
6/30/04	$ 18,811	6/30/04	$ 14,732	6/30/04	$ 11,674
12/31/04	$ 21,430	12/31/04	$ 17,010	12/31/04	$ 11,711
6/30/05	$ 22,602	6/30/05	$ 17,331	6/30/05	$ 11,969
12/31/05	$ 26,862	12/31/05	$ 19,943	12/31/05	$ 12,111
6/30/06	$ 29,375	6/30/06	$ 21,382	6/30/06	$ 12,486
12/31/06	$ 33,324	12/31/06	$ 24,180	12/31/06	$ 12,418
[end mountain chart]

Average annual total returns based on a $1,000 investment for periods ended December 31, 2006

	Class 1	Class 2

1 year	+24.35%	+24.05%
5 years	+18.78	+18.49
Lifetime (since April 30, 1998)	+15.16	+14.89
Gross expense ratio	.77	1.02

The gross expense ratios shown in the table above do not reflect a fee waiver that currently is in effect and which causes the actual expense ratio to be lower. The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased it to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table in this report for details.

The market indexes are unmanaged and include reinvested distributions, but do not reflect sales charges, commissions or expenses.

1 Reflects results for the fund’s current and previous benchmarks. The S&P/Citigroup Global Index, used since May 2006, tracks more than 8,000 stocks with market capitalizations under $3 billion. Previously, the fund used two S&P/Citigroup World indexes and a S&P/Citigroup Global index, reflecting market capitalizations of less than $1.2 billion, $1.5 billion and $2 billion, respectively.
2 Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

Growth Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis.html. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

Growth Fund gained 10.2% for the year ended December 31, 2006. Although it had a solid year, especially compared to multi-cap growth funds, the fund did not keep pace with the S&P 500, which rose 15.8%.

Strong corporate earnings, a healthy economy and a benign outlook for inflation combined to boost investors’ confidence and drive the markets higher during 2006. Oil prices rose during the first half of the year, hitting a high of $77.03 a barrel in July before declining to $61.05 on December 31, essentially unchanged for the year. Despite the volatility in the price of oil, the fund’s investments in companies that provide oil equipment and services fared well.

Growth Fund also benefited from its holdings in software firms and communications equipment companies, as well as diversified telecommunication services firms. At the same time, the fund was hurt by its investments in the automobile components and consumer services industries.

Where the fund’s assets were invested based on total net assets as of December 31, 2006

[begin pie chart]
13.4%	Health care
15.0%	Energy
15.4%	Information technology
7.7%	Short-term securities & other assets less liabilities
13.1%	Consumer discretionary
8.2%	Consumer staples
27.2%	Other industries
[end pie chart]

[begin mountain chart]
AFIS Growth Fund Class 2		S&P 500		Consumer Price Index*

12/31/96	$ 10,000	12/31/96	$10,000	12/31/96	$10,000
12/31/97	$ 12,979	12/31/97	$13,335	12/31/97	$10,170
12/31/98	$ 17,553	12/31/98	$17,146	12/31/98	$10,334
12/31/99	$ 27,607	12/31/99	$20,753	12/31/99	$10,612
12/31/00	$ 28,841	12/31/00	$18,864	12/31/00	$10,971
12/31/01	$ 23,606	12/31/01	$16,624	12/31/01	$11,141
12/31/02	$ 17,834	12/31/02	$12,951	12/31/02	$11,406
12/31/03	$ 24,398	12/31/03	$16,664	12/31/03	$11,620
12/31/04	$ 27,446	12/31/04	$18,476	12/31/04	$11,999
12/31/05	$ 31,890	12/31/05	$19,382	12/31/05	$12,409
12/31/06	$ 35,149	12/31/06	$22,441	12/31/06	$12,724
[end mountain chart]

Average annual total returns based on a $1,000 investment for periods ended December 31, 2006

	Class 1	Class 2	Class 3

1 year	+10.48%	+10.22%	+10.29%
5 years	+ 8.55	+8.29	+8.36
10 years	+13.67	+13.39	+13.47
Lifetime (since February 8, 1984)	+14.76	+14.45	+14.55
Gross expense ratio	.34	.59	.52

The gross expense ratios shown in the table above do not reflect a fee waiver that currently is in effect and which causes the actual expense ratio to be lower. The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased it to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table in this report for details.

The market indexes are unmanaged and include reinvested distributions, but do not reflect sales charges, commissions or expenses.

*Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

International Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis.html. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

International Fund benefited from the strength in non-U.S. markets and gained 19.0% as of December 31, 2006, a strong year that nevertheless lagged the MSCI EAFE® (Europe, Australasia, Far East) Index, which rose 26.9%.

The markets with the greatest returns in 2006 were outside the United States. European markets were especially strong, as Germany’s DAX rose 36.0% and the French market gained 35.4%,1 when measured in U.S. dollars. Other European markets, including the United Kingdom, Austria, Ireland, Spain and the Netherlands, all gained more than 30% when measured in dollars. The gains in non-U.S. markets were magnified by the dollar’s weakness. The greenback lost 10.4% against the euro and 12.2% against the British pound. It gained slightly against the Japanese yen, increasing 0.9%.

Many Asian markets also rose, but returns were not uniformly strong. In U.S. dollar terms, Indonesia’s market rose 74.8% and the Australian market gained 32.5%, but the Japanese market, as measured by the Nikkei 225 Index, rose only 6.9%. The fund’s investments in the energy sector, diversified telecommunications and commercial banks helped, while its holdings in electronic equipment declined.

Where the fund’s assets were invested based on total net assets as of December 31, 2006

[begin pie chart]
46.0%	Europe
9.1%	Short-term securities & other assets less liabilities
36.0%	Asia/Pacific Basin
8.8%	The Americas
.1%	Other regions
[end pie chart]

Europe
Germany	8.9%
France	7.9
Switzerland	7.7
United Kingdom	7.1
Netherlands	2.5
Spain	2.5
Denmark	2.2
Austria	1.5
Italy	1.4
Belgium	1.1
Other	3.2
46.0

Asia/Pacific Basin
Japan	13.3
South Korea	6.7
Taiwan	3.3
Australia	3.2
India	3.2
Hong Kong	2.4
Indonesia	1.1
Other	2.8
36.0

The Americas
Canada	3.5
Brazil	2.5
Mexico	2.1
United States	.7
8.8

Other regions	.1

Short-term securities & other
assets less liabilities	9.1

Total	100.0%

[begin mountain chart]
AFIS International Fund Class 2		MSCI EAFE[2]		Consumer Price Index[3]

12/31/96	$ 10,000	12/31/96	$10,000	12/31/96	$10,000
12/31/97	$ 10,882	12/31/97	$10,206	12/31/97	$10,170
12/31/98	$ 13,158	12/31/98	$12,281	12/31/98	$10,334
12/31/99	$ 23,155	12/31/99	$15,633	12/31/99	$10,612
12/31/00	$ 18,047	12/31/00	$13,451	12/31/00	$10,971
12/31/01	$ 14,458	12/31/01	$10,599	12/31/01	$11,141
12/31/02	$ 12,312	12/31/02	$ 8,939	12/31/02	$11,406
12/31/03	$ 16,603	12/31/03	$12,441	12/31/03	$11,620
12/31/04	$ 19,810	12/31/04	$15,016	12/31/04	$11,999
12/31/05	$ 24,070	12/31/05	$17,120	12/31/05	$12,409
12/31/06	$ 28,638	12/31/06	$21,718	12/31/06	$12,724
[end mountain chart]

Average annual total returns based on a $1,000 investment for periods ended December 31, 2006

	Class 1	Class 2	Class 3

1 year	+19.33%	+18.98%	+19.07%
5 years	+14.94	+14.65	+14.74
10 years	+11.37	+11.09	+11.17
Lifetime (since May 1, 1990)	+10.93	+10.64	+10.73
Gross expense ratio	.54	.79	.72

The gross expense ratios shown in the table above do not reflect a fee waiver that currently is in effect and which causes the actual expense ratio to be lower. The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased it to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table in this report for details.

The market indexes are unmanaged and include reinvested distributions, but do not reflect sales charges, commissions or expenses.

1 Unless otherwise indicated, country returns are based on MSCI indices, assume reinvestment of dividends and are measured in U.S. dollars.
2 MSCI EAFE (Europe, Australasia, Far East) Index.
3 Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

New World Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis.html. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

New World Fund did well in absolute terms, gaining 32.6% for the 12 months ended December 31, 2006, and surpassing the MSCI ACWI (All Country World Index) Index,SM which rose 21.5%.

While we are pleased with the fund’s results relative to its benchmark, it’s important to note that the MSCI ACWI includes fewer emerging markets than New World Fund, which invests heavily in these markets. Indeed, the MSCI Emerging Markets IndexSM rose 32.6% in 2006. New World Fund, though, was not designed to mimic an emerging markets fund. Typically, it will lag emerging markets in good times and not decline as much during downturns. For example, during May and June in 2006, the MSCI Emerging Markets Index declined 10.6%, while New World Fund slipped 7.7%.

Despite the volatile year for crude oil prices, commodity prices in general rose during the year, helping many emerging markets. Prices for precious metals such as gold and silver also rose, as did the prices for agricultural products such as coffee and corn.

Where the fund’s assets were invested based on total net assets as of December 31, 2006

[begin pie chart]
30.5%	Asia/Pacific Basin
7.9%	Short-term securities & other assets less liabilities
27.6%	Europe
25.7%	The Americas
8.3%	Other regions
[end pie chart]

Asia/Pacific Basin
India	7.6%
Taiwan	4.5
Japan	3.4
South Korea	2.4
Indonesia	2.4
Thailand	1.7
Hong Kong	1.7
Kazakhstan	1.5
Malaysia	1.3
China	1.3
Pakistan	1.2
Other	1.5
30.5

The Americas
Brazil	8.9
United States	6.6
Mexico	5.6
Argentina	1.4
Canada	1.2
Other	2.0
25.7

Europe
United Kingdom	5.4%
Switzerland	3.4
Russia	3.1
Austria	2.9
Poland	2.0
Spain	1.9
Slovenia	1.6
Finland	1.3
Denmark	1.1
Other	4.9
27.6

Other regions
South Africa	4.8
Israel	1.4
Oman	1.1
Other	1.0
8.3

Short-term securities & other
assets less liabilities	7.9

Total	100.0%

[begin mountain chart]
AFIS New World Fund Class 2		MSCI ACWI (All Country World Index) Index		Consumer Price Index*

6/17/99	$ 10,000	6/17/99	$ 10,000	6/17/99	$10,000
6/30/99	$ 10,030	6/30/99	$ 10,000	6/30/99	$10,000
12/31/99	$ 11,835	12/31/99	$ 11,548	12/31/99	$10,126
6/30/00	$ 11,638	6/30/00	$ 11,237	6/30/00	$10,373
12/31/00	$ 10,332	12/31/00	$ 9,938	12/31/00	$10,469
6/30/01	$ 10,340	6/30/01	$ 8,951	6/30/01	$10,710
12/31/01	$ 9,898	12/31/01	$ 8,357	12/31/01	$10,632
6/30/02	$ 10,044	6/30/02	$ 7,678	6/30/02	$10,824
12/31/02	$ 9,338	12/31/02	$ 6,771	12/31/02	$10,884
6/30/03	$ 10,449	6/30/03	$ 7,558	6/30/03	$11,053
12/31/03	$ 12,996	12/31/03	$ 9,116	12/31/03	$11,089
6/30/04	$ 13,216	6/30/04	$ 9,442	6/30/04	$11,414
12/31/04	$ 15,439	12/31/04	$ 10,552	12/31/04	$11,450
6/30/05	$ 16,096	6/30/05	$ 10,547	6/30/05	$11,703
12/31/05	$ 18,640	12/31/05	$ 11,752	12/31/05	$11,841
6/30/06	$ 20,304	6/30/06	$ 12,508	6/30/06	$12,208
12/31/06	$ 24,716	12/31/06	$ 14,282	12/31/06	$12,142
[end mountain chart]

Average annual total returns based on a $1,000 investment for periods ended December 31, 2006

	Class 1	Class 2

1 year	+32.88%	+32.59%
5 years	+20.38	+20.08
Lifetime (since June 17, 1999)	+13.03	+12.75
Gross expense ratio	.88	1.13

The gross expense ratios shown in the table above do not reflect a fee waiver that currently is in effect and which causes the actual expense ratio to be lower. The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased it to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table in this report for details.

The market indexes are unmanaged and include reinvested distributions, but do not reflect sales charges, commissions or expenses.

*Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

Blue Chip Income and Growth Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis.html. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

Blue Chip Income and Growth Fund passed a milestone in 2006 and now has a full five-year history. Most investment professionals consider five years as the minimum length of time over which to judge a fund’s long-term track record. Blue Chip Income and Growth Fund gained 17.4% for the 12 months ended December 31, 2006, outpacing its relevant index, the S&P 500, which rose 15.8%.

While we’re pleased with the returns investors earned in the past year, we’re especially gratified to note the fund has earned an average annual total return of 6.8% over the past five years, outpacing the 6.2% average annual total return for the S&P 500 over the same period.

Blue Chip Income and Growth Fund’s policy is to be at least 90% invested in the market at all times. This policy proved beneficial during 2006 when the market made strong gains.

Where the fund’s assets were invested based on total net assets as of December 31, 2006

[begin pie chart]
14.3%	Health care
17.5%	Information technology
19.0%	Financials
12.4%	Consumer discretionary
11.5%	Industrials
16.5%	Other industries
8.8%	Short-term securities & other assets less liabilities
[end pie chart]

[begin mountain chart]
AFIS Blue Chip Income and Growth Class 2		S&P 500		Consumer Price Index*

7/5/01	$10,000	7/5/01	$10,000	7/5/01	$10,000
9/30/01	$ 8,690	9/30/01	$ 8,569	9/30/01	$10,017
12/31/01	$ 9,462	12/31/01	$ 9,485	12/31/01	$ 9,927
3/31/02	$ 9,663	3/31/02	$ 9,511	3/31/02	$10,045
6/30/02	$ 8,478	6/30/02	$ 8,237	6/30/02	$10,107
9/30/02	$ 6,740	9/30/02	$ 6,815	9/30/02	$10,169
12/31/02	$ 7,279	12/31/02	$ 7,389	12/31/02	$10,163
3/31/03	$ 6,964	3/31/03	$ 7,157	3/31/03	$10,348
6/30/03	$ 8,153	6/30/03	$ 8,258	6/30/03	$10,320
9/30/03	$ 8,519	9/30/03	$ 8,476	9/30/03	$10,404
12/31/03	$ 9,516	12/31/03	$ 9,508	12/31/03	$10,354
3/31/04	$ 9,790	3/31/04	$ 9,668	3/31/04	$10,528
6/30/04	$ 9,747	6/30/04	$ 9,835	6/30/04	$10,657
9/30/04	$ 9,634	9/30/04	$ 9,651	9/30/04	$10,669
12/31/04	$10,443	12/31/04	$10,541	12/31/04	$10,691
3/31/05	$10,259	3/31/05	$10,315	3/31/05	$10,860
6/30/05	$10,506	6/30/05	$10,456	6/30/05	$10,927
9/30/05	$10,816	9/30/05	$10,833	9/30/05	$11,169
12/31/05	$11,199	12/31/05	$11,059	12/31/05	$11,056
3/31/06	$11,788	3/31/06	$11,524	3/31/06	$11,225
6/30/06	$11,709	6/30/06	$11,358	6/30/06	$11,399
9/30/06	$12,484	9/30/06	$12,001	9/30/06	$11,399
12/31/06	$13,149	12/31/06	$12,804	12/31/06	$11,337
[end mountain chart]

Average annual total returns based on a $1,000 investment for periods ended December 31, 2006

	Class 1	Class 2

1 year	+17.73%	+17.42%
5 years	+7.09	+ 6.80
Lifetime (since July 5, 2001)	+5.40	+ 5.11
Gross expense ratio	.43	.68

The gross expense ratios shown in the table above do not reflect a fee waiver that currently is in effect and which causes the actual expense ratio to be lower. The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased it to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table in this report for details.

The market indexes are unmanaged and include reinvested distributions, but do not reflect sales charges, commissions or expenses.

*Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

Global Growth and Income Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis.html. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

Global Growth and Income Fund was launched on May 1, 2006, and gained 10.3% during its first eight months ended December 31, 2006. During the same time period, the MSCI World IndexSM gained 9.5%. We are pleased that the fund has gotten off to a solid start, but we caution investors against making long-term projections based on such a short time period.

The fund, the 14th in the series, was launched to meet a specific need. Investors who are seeking income-producing stocks now have the opportunity to diversify their investments globally. A look at the fund’s portfolio shows that even in its short lifespan, holdings are diversified globally and across industries. The fund has invested in companies in South Africa, Kazakhstan, the United States, Hong Kong, Taiwan and Italy, as well as in the stocks of banks, auto makers, mining companies and retailers, among others.

Global Growth and Income Fund’s investment professionals will continue to look for investment opportunities around the world, focusing their search on well-established companies. Income will play a key role in the new fund.

Where the fund’s assets were invested based on total net assets as of December 31, 2006

[begin pie chart]
37.6%	The Americas
16.3%	Short-term securities & other assets less liabilities
23.0%	Asia/Pacific Basin
20.9%	Europe
2.2%	Other regions
[end pie chart]

The Americas
United States	29.1%
Canada	7.9
Other	.6
37.6

Asia/Pacific Basin
Japan	8.0
Taiwan	4.7
Australia	3.3
Hong Kong	2.2
Israel	1.4
Pakistan	1.3
Kazakhstan	1.1
Thailand	.8
Singapore	.2
23.0

Europe
United Kingdom	5.6
Germany	4.4
Netherlands	1.8
Finland	1.7
France	1.3
Spain	.9
Austria	.8
Denmark	.8
Italy	.8
Switzerland	.8
Belgium	.5
Ireland	.5
Poland	.5
Russia	.5
20.9

Other regions
South Africa	2.2
2.2

Short-term securities & other
assets less liabilities	16.3

Total	100.0%

[begin mountain chart]
AFIS Global Growth and Income Fund Class 2		MSCI World Index		Consumer Price Index[1]

5/1/06	$ 10,000	5/1/06	$ 10,000	5/1/06	$ 10,000
5/31/06	$ 9,640	5/31/06	$ 9,654	5/31/06	$ 10,050
6/30/06	$ 9,600	6/30/06	$ 9,656	6/30/06	$ 10,069
7/31/06	$ 9,660	7/31/06	$ 9,718	7/31/06	$ 10,099
8/31/06	$ 9,900	8/31/06	$ 9,975	8/31/06	$ 10,119
9/30/06	$ 10,030	9/30/06	$ 10,097	9/30/06	$ 10,069
10/31/06	$ 10,390	10/31/06	$ 10,470	10/31/06	$ 10,015
11/30/06	$ 10,790	11/30/06	$ 10,731	11/30/06	$ 10,000
12/31/06	$ 11,030	12/31/06	$ 10,952	12/31/06	$ 10,015
[end mountain chart]

Cumulative total returns based on a $1,000 investment for period ended December 31, 2006

Class 1	Class 1	Class 2

Lifetime (since May 1, 2006)	+10.49%	+10.30%
Gross expense ratio	.72[2]	.97[2]

The gross expense ratios shown in the table above do not reflect a fee waiver that currently is in effect and which causes the actual expense ratio to be lower. The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased it to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table in this report for details.

The market indexes are unmanaged and include reinvested distributions, but do not reflect sales charges, commissions or expenses.

1 Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
2 Annualized.

Growth-Income Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis.html. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

Growth-Income Fund gained 15.2% for the year ended December 31, 2006, lagging the S&P 500, which rose 15.8% over the same period.

The U.S. stock market registered another solid year in 2006 as the economy continued to grow and corporate profits remained strong. Expectations of higher inflation diminished as oil prices declined during the second half of the year. The Federal Reserve, which raised the federal funds rate four times during the first half of the year, held the rate steady during the final six months.

In many ways, the fund’s return reflected these broader trends. The fund’s investments in telecommunications, helped by the merger of AT&T and Bell South, boosted returns. During the first half of 2006, the fund also benefited from its investments in oil companies, but as the price of oil dropped during the second half of 2006, those holdings lost value. By the end of the year, oil stocks had had little impact on returns. On the negative side, the fund’s investments in information technology stocks hurt returns. The fund also maintained an above-average buying reserve throughout 2006, holding an average of about 13% of its assets in cash.

Where the fund’s assets were invested based on total net assets as of December 31, 2006

[begin pie chart]
12.4%	Health care
13.4%	Financials
20.7%	Information technology
13.2%	Short-term securities & other assets less liabilities
10.8%	Consumer discretionary
8.8%	Industrials
20.7%	Other industries
[end pie chart]

[begin mountain chart]
AFIS Growth & Income Fund Class 2		S&P 500		Consumer Price Index*

12/31/96	$ 10,000	12/31/96	$10,000	12/31/96	$10,000
12/31/97	$ 12,554	12/31/97	$13,335	12/31/97	$10,170
12/31/98	$ 14,825	12/31/98	$17,146	12/31/98	$10,334
12/31/99	$ 16,485	12/31/99	$20,753	12/31/99	$10,612
12/31/00	$ 17,795	12/31/00	$18,864	12/31/00	$10,971
12/31/01	$ 18,251	12/31/01	$16,624	12/31/01	$11,141
12/31/02	$ 14,903	12/31/02	$12,951	12/31/02	$11,406
12/31/03	$ 19,735	12/31/03	$16,664	12/31/03	$11,620
12/31/04	$ 21,783	12/31/04	$18,476	12/31/04	$11,999
12/31/05	$ 23,053	12/31/05	$19,382	12/31/05	$12,409
12/31/06	$ 26,558	12/31/06	$22,441	12/31/06	$12,724
[end mountain chart]

Average annual total returns based on a $1,000 investment for periods ended December 31, 2006

	Class 1	Class 2	Class 3

1 year	+15.51%	+15.20%	+15.30%
5 years	+ 8.06	+ 7.79	+ 7.87
10 years	+10.53	+10.26	+10.33
Lifetime (since February 8, 1984)	+13.18	+12.86	+12.98
Gross expense ratio	.28	.53	.46

The gross expense ratios shown in the table above do not reflect a fee waiver that currently is in effect and which causes the actual expense ratio to be lower. The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased it to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table in this report for details.

The market indexes are unmanaged and include reinvested distributions, but do not reflect sales charges, commissions or expenses.

*Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

Asset Allocation Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis.html. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

Asset Allocation Fund had a strong year in the 12 months ended December 31, 2006, rising 14.7%. The fund trailed the S&P 500, which gained 15.8%, but far outpaced the Citigroup Broad Investment-Grade (BIG) Bond Index, which increased by 4.3%.

At the end of 2006, Asset Allocation Fund’s portfolio was 69.1% invested in equities, from which it gained the majority of its strength, and 20.2% invested in bonds. The fund drew much of its strength from its investments in the oil, gas and consumable fuels industries, which were particularly strong. Its investments in software and diversified telecommunications also helped.

In the fixed-income portfolio, the fund held 8.6% of its assets in corporate bonds. The Federal Reserve raised the federal funds rate four times during the first half of 2006, but the action had little influence on long-term rates. Yields on the 10-year U.S. Treasury, a benchmark for mortgages and corporate bonds, rose from 4.4% at the beginning of the year to 4.7% at year-end.

In this environment, investors showed a willingness to take more risk and the prices of corporate bonds, especially high-yield bonds, gained value.

Where the fund’s assets were invested based on total net assets as of December 31, 2006

[begin pie chart]
69.1%	Equity securities
.1%	Non-U.S. government bonds & notes
.7%	Asset-backed obligations
10.7%	Short-term securities & other assets less liabilities
8.6%	Corporate bonds
6.2%	Mortgage-backed obligations
4.6%	U.S. government & government agency bonds & notes
[end pie chart]

[begin mountain chart]
AFIS Asset Allocation Fund Class 2		S&P 500		Citigroup BIG Index[1]		Consumer Price Index[2]

12/31/96	$ 10,000	12/31/96	$10,000	12/31/96	$ 10,000	12/31/96	$10,000
12/31/97	$ 12,015	12/31/97	$13,335	12/31/97	$ 10,964	12/31/97	$10,170
12/31/98	$ 13,569	12/31/98	$17,146	12/31/98	$ 11,919	12/31/98	$10,334
12/31/99	$ 14,508	12/31/99	$20,753	12/31/99	$ 11,820	12/31/99	$10,612
12/31/00	$ 15,146	12/31/00	$18,864	12/31/00	$ 13,190	12/31/00	$10,971
12/31/01	$ 15,224	12/31/01	$16,624	12/31/01	$ 14,314	12/31/01	$11,141
12/31/02	$ 13,339	12/31/02	$12,951	12/31/02	$ 15,758	12/31/02	$11,406
12/31/03	$ 16,240	12/31/03	$16,664	12/31/03	$ 16,420	12/31/03	$11,620
12/31/04	$ 17,594	12/31/04	$18,476	12/31/04	$ 17,155	12/31/04	$11,999
12/31/05	$ 19,202	12/31/05	$19,382	12/31/05	$ 17,596	12/31/05	$12,409
12/31/06	$ 22,017	12/31/06	$22,441	12/31/06	$ 18,358	12/31/06	$12,724
[end mountain chart]

Average annual total returns based on a $1,000 investment for periods ended December 31, 2006

	Class 1	Class 2	Class 3

1 year	+14.96%	+14.66%	+14.75%
5 years	+ 7.93	+ 7.66	+ 7.74
10 years	+ 8.48	+ 8.21	+ 8.29
Lifetime (since August 1, 1989)	+ 9.70	+ 9.40	+ 9.50
Gross expense ratio	.33	.58	.51

The gross expense ratios shown in the table above do not reflect a fee waiver that currently is in effect and which causes the actual expense ratio to be lower. The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased it to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table in this report for details.

The market indexes are unmanaged and include reinvested distributions, but do not reflect sales charges, commissions or expenses.

1 Citigroup Broad Investment-Grade (BIG) Bond Index.
2 Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

Bond Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis.html. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

Bond Fund gained 7.0% during the year ended December 31, 2006, outpacing the Citigroup Broad Investment-Grade (BIG) Bond Index, which rose 4.3%.

Investors in corporate bonds, especially high-yield bonds, were rewarded in 2006 as the economy remained strong, inflationary expectations were calm and corporate profits were healthy. U.S. Treasury bonds, as measured by the 10-year Treasury, gained value but did not keep pace with corporate- or mortgage-backed securities, which also had a strong year.

Bond Fund’s success during the year can be attributed to its holdings of corporate bonds, which made up 47.6% of its portfolio at year-end, as well as its investments in mortgage-backed securities, which constituted 8.4% of the portfolio on December 31, 2006.

The fund was also aided by its holdings of high-yield bonds. During 2006, investors showed a willingness to assume more risk and bid up the prices of high-yield bonds, especially those issued by airline companies and auto makers. At the beginning of the year, many companies in these two sectors were considered likely candidates for bankruptcy. By the end of the year, however, their prospects had improved markedly and the prices of their bonds had gone up.

Where the fund’s assets were invested based on total net assets as of December 31, 2006

[begin pie chart]
47.6%	Corporate bonds
.7%	Other securities
16.2%	Short-term securities & other assets less liabilities
11.0%	U.S. Treasury
8.4%	Mortgage-backed obligations
8.3%	Non-U.S. government bonds & notes
3.2%	U.S. government & government agency bonds & notes
2.9%	Preferred stocks
1.7%	Asset-backed obligations
[end pie chart]

[begin mountain chart]
AFIS Bond Fund Class 2		Citigroup BIG Index[1]		Consumer Price Index[2]

12/31/96	$ 10,000	12/31/96	$ 10,000	12/31/96	$10,000
12/31/97	$ 10,988	12/31/97	$ 10,964	12/31/97	$10,170
12/31/98	$ 11,440	12/31/98	$ 11,919	12/31/98	$10,334
12/31/99	$ 11,732	12/31/99	$ 11,820	12/31/99	$10,612
12/31/00	$ 12,318	12/31/00	$ 13,190	12/31/00	$10,971
12/31/01	$ 13,322	12/31/01	$ 14,314	12/31/01	$11,141
12/31/02	$ 13,861	12/31/02	$ 15,758	12/31/02	$11,406
12/31/03	$ 15,635	12/31/03	$ 16,420	12/31/03	$11,620
12/31/04	$ 16,529	12/31/04	$ 17,155	12/31/04	$11,999
12/31/05	$ 16,791	12/31/05	$ 17,596	12/31/05	$12,409
12/31/06	$ 17,964	12/31/06	$ 18,358	12/31/06	$12,724
[end mountain chart]

Average annual total returns based on a $1,000 investment for periods ended December 31, 2006

	Class 1	Class 2

1 year	+7.31%	+6.99%
5 years	+6.42	+6.16
10 years	+6.30	+6.03
Lifetime (since January 2, 1996)	+6.26	+5.99
Gross expense ratio	.43	.68

The gross expense ratios shown in the table above do not reflect a fee waiver that currently is in effect and which causes the actual expense ratio to be lower. The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased it to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table in this report for details.

The market indexes are unmanaged and include reinvested distributions, but do not reflect sales charges, commissions or expenses.

1 Citigroup Broad Investment-Grade (BIG) Bond Index.
2 Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

Global Bond Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis.html. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

Global Bond Fund was the second of two new funds introduced to the American Funds Insurance Series in 2006. Launched on October 4, 2006, the fund had only a three-month track record by the end of the fiscal year on December 31, 2006. During that brief time, the fund gained 2.4%.3 Its relevant index, the Lehman Brothers Global Aggregate Bond Index, rose 1.8% during the same period.

Three months is far too short a time period to judge a fund. We believe, however, that Global Bond Fund offers investors an opportunity to take advantage of fixed-income opportunities globally.

The new fund could play an important role for investors seeking income and diversification. While the United States has a well-developed bond market, fixed-income investors have not always earned the highest returns in the U.S. market. For the past six years, a non-U.S. bond market has produced better total returns every year, when measured in dollars, according to the Lehman Brothers Global Aggregate Bond Index.

Where the fund’s assets were invested based on total net assets as of December 31, 2006

[begin pie chart]
42.6%	Non-U.S. government bonds & notes
.8%	Other securities
15.1%	Short-term securities & other assets less liabilities
23.3%	U.S. government & government agency bonds & notes
14.0%	Corporate bonds
4.2%	Mortgage-backed obligations
[end pie chart]

Net assets

Currency of denomination	Currency weighting (after hedging )

United States	49.5%
European Monetary Union[1]	21.7
Japan	6.7
Sweden	4.5
United Kingdom	4.4
Israel	1.6
Malaysia	1.6
Poland	1.5
Mexico	1.2
Singapore	1.1
Egypt	1.1
Turkey	1.0
Norway	1.0
Hungary	.6
Argentina	.6
Thailand	.5
South Korea	.3
Australia	.3
Colombia	.3
Indonesia	.3
Canada	.2
100.0%

[begin mountain chart]
AFIS Global Bond Fund Class 2		Lehman Brothers Global Aggregate Bond Index		Consumer Price Index[2]

10/4/06	$10,000	10/4/06	$10,000	10/4/06	$10,000
10/31/06	$10,088	10/31/06	$10,071	10/31/06	$ 9,946
11/30/06	$10,338	11/30/06	$10,317	11/30/06	$ 9,931
12/31/06	$10,238	12/31/06	$10,180	12/31/06	$ 9,946
[end mountain chart]

Cumulative total returns based on a $1,000 investment for period ended December 31, 2006

	Class 1	Class 2

Lifetime (since October 4, 2006)	+2.52%	+2.38%[3]
Gross expense ratio	.15[4]	.13[5]

The gross expense ratios shown in the table above do not reflect a fee waiver that currently is in effect and which causes the actual expense ratio to be lower. The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased it to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table in this report for details.

The market indexes are unmanaged and include reinvested distributions, but do not reflect sales charges, commissions or expenses.

1 Euro-denominated bonds including corporate and European government debt. European Monetary Union consists of Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.
2 Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
3 AFIS Global Bond Fund Class 2 shares were first sold on November 6, 2006. Results prior to that date are hypothetical based on Class 1 share results adjusted for estimated additional annual expenses of 0.25%.
4 From October 4, 2006, commencement of operations.
5 From November 6, 2006, when Class 2 shares were first issued.

High-Income Bond Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis.html. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

High-Income Bond Fund gained 10.6% for the 12 months ended December 31, 2006, but trailed its relevant index, the Credit Suisse High Yield Index, which increased 11.9%. The Federal Reserve held the federal funds rate steady during the second half of the year, and corporate profits remained strong. Investors seeking higher yields during the year showed a willingness to assume more risk and bid up prices of high-yield bonds.

In this environment, High-Income Bond Fund took a more cautious approach that contributed to the fund lagging its index. The fund was helped by its investments in General Motors and Delphi Corp. At the beginning of the year, debt issued by American automakers was deeply discounted because investors feared they would fall into bankruptcy. During the year, though, General Motors and others reached important agreements with the United Auto Workers and took other steps on the road to recovery that boosted the price of the bonds.

Where the fund’s assets were invested based on total net assets as of December 31, 2006

[begin pie chart]
80.2%	Corporate bonds
11.0%	Short-term securities & other assets less liabilities
5.6%	Equity securities
1.6%	Non-U.S. government bonds & notes
1.6%	Other securities
[end pie chart]

[begin mountain chart]
AFIS High-Income Bond Fund Class 2		Credit Suisse High Yield Index		Citigroup BIG Index[1]		Consumer Price Index[2]

12/31/96	$ 10,000	12/31/96	$ 10,000	12/31/96	$ 10,000	12/31/96	$ 10,000
12/31/97	$ 11,208	12/31/97	$ 11,263	12/31/97	$ 10,964	12/31/97	$ 10,170
12/31/98	$ 11,238	12/31/98	$ 11,328	12/31/98	$ 11,919	12/31/98	$ 10,334
12/31/99	$ 11,860	12/31/99	$ 11,700	12/31/99	$ 11,820	12/31/99	$ 10,612
12/31/00	$ 11,467	12/31/00	$ 11,090	12/31/00	$ 13,190	12/31/00	$ 10,971
12/31/01	$ 12,354	12/31/01	$ 11,733	12/31/01	$ 14,314	12/31/01	$ 11,141
12/31/02	$ 12,128	12/31/02	$ 12,097	12/31/02	$ 15,758	12/31/02	$ 11,406
12/31/03	$ 15,708	12/31/03	$ 15,478	12/31/03	$ 16,420	12/31/03	$ 11,620
12/31/04	$ 17,215	12/31/04	$ 17,328	12/31/04	$ 17,155	12/31/04	$ 11,999
12/31/05	$ 17,594	12/31/05	$ 17,719	12/31/05	$ 17,596	12/31/05	$ 12,409
12/31/06	$ 19,457	12/31/06	$ 19,831	12/31/06	$ 18,358	12/31/06	$ 12,724
[end mountain chart]

Average annual total returns based on a $1,000 investment for periods ended December 31, 2006

	Class 1	Class 2	Class 3

1 year	+10.89%	+10.59%	+10.66%
5 years	+ 9.79	+ 9.51	+ 9.58
10 years	+ 7.15	+ 6.88	+ 6.95
Lifetime (since February 8, 1984)	+10.45	+10.08	+10.25
Gross expense ratio	.49	.74	.67

The gross expense ratios shown in the table above do not reflect a fee waiver that currently is in effect and which causes the actual expense ratio to be lower. The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased it to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table in this report for details.

The market indexes are unmanaged and include reinvested distributions, but do not reflect sales charges, commissions or expenses.

1 Citigroup Broad Investment-Grade (BIG) Bond Index.
2 Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

U.S. Government/AAA-Rated Securities Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis.html. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

U.S. Government/AAA-Rated Securities Fund gained 3.8% during the year ended December 31, 2006, trailing the unmanaged Citigroup Treasury/Government Sponsored/Mortgage Index, which rose 4.3%. Although it lagged the index, the fund kept pace with the Lipper Corporate Debt A-Rated Funds Average, which gained 3.9%.

During 2006, investors willing to take more risks were rewarded as corporate bonds and high-yield securities enjoyed the greatest fixed-income returns. A combination of factors — lower inflation expectations, a strong economy and healthy corporate profits — led investors to seek rewards in corporate bonds and high-yield securities. At the same time, the Federal Reserve raised the federal funds rate four times during the first six months of the year.

At the end of the year, yields on U.S. Treasury bonds, which make up 26.5% of the portfolio, were lower than yields on short-term securities.

Prices of U.S. Treasury bonds fluctuated during 2006 and ended the year down slightly. Fears of inflation subsided over the course of 2006 as oil prices rose, peaked in July, turned downward and ended the year virtually unchanged.

Where the fund’s assets were invested based on total net assets as of December 31, 2006

[begin pie chart]
47.8%	Mortgage-backed obligations
5.6%	Short-term securities & other assets less liabilities
26.5%	U.S. Treasury bonds & notes
10.4%	Federal agency bonds & notes
8.7%	Asset-backed obligations
1.0%	Other bonds
[end pie chart]

[begin mountain chart]
U.S. Govt./AAA- Rated Securities Fund Class 2		Citigroup Treasury/ Gov't Sponsored/ Mortgage Index		Consumer Price Index*

12/31/96	$ 10,000	12/31/96	$ 10,000	12/31/96	$ 10,000
12/31/97	$ 10,821	12/31/97	$ 10,950	12/31/97	$ 10,170
12/31/98	$ 11,679	12/31/98	$ 11,909	12/31/98	$ 10,334
12/31/99	$ 11,588	12/31/99	$ 11,838	12/31/99	$ 10,612
12/31/00	$ 12,907	12/31/00	$ 13,299	12/31/00	$ 10,971
12/31/01	$ 13,813	12/31/01	$ 14,321	12/31/01	$ 11,141
12/31/02	$ 15,076	12/31/02	$ 15,782	12/31/02	$ 11,406
12/31/03	$ 15,420	12/31/03	$ 16,217	12/31/03	$ 11,620
12/31/04	$ 15,929	12/31/04	$ 16,887	12/31/04	$ 11,999
12/31/05	$ 16,314	12/31/05	$ 17,344	12/31/05	$ 12,409
12/31/06	$ 16,925	12/31/06	$ 18,083	12/31/06	$ 12,724
[end mountain chart]

Average annual total returns based on a $1,000 investment for periods ended December 31, 2006

	Class 1	Class 2	Class 3

1 year	+3.95%	+3.75%	+3.80%
5 years	+4.41	+4.15	+4.23
10 years	+5.66	+5.40	+5.48
Lifetime (since December 2, 1985)	+7.02	+6.70	+6.83
Gross expense ratio	.47	.72	.65

The gross expense ratios shown in the table above do not reflect a fee waiver that currently is in effect and which causes the actual expense ratio to be lower. The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased it to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table in this report for details.

The market indexes are unmanaged and include reinvested distributions, but do not reflect sales charges, commissions or expenses.

*Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

Cash Management Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. For current information and month-end results, visit americanfunds.com/afis.html. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

Cash Management Fund rose 4.6% during the year ended December 31, 2006. Most investors view the fund as a balance against volatility in the stock and bond markets and as a reserve to use when opportunities arise. The fund invests in a portfolio of highly liquid, short-term money market instruments.

While we are pleased the fund generated a strong return for such a highly liquid portfolio, we caution investors that the fund may not always have positive results and is not guaranteed to maintain a stable net asset value of $1 per share.

Where the fund’s assets were invested based on total net assets as of December 31, 2006

[begin pie chart]
85.4%	Corporate short-term notes
.3%	Other assets less liabilities
14.3%	Federal agency discount notes
[end pie chart]

Average annual total returns based on a $1,000 investment for periods ended December 31, 2006

	Class 1	Class 2	Class 3

1 year	+4.81%	+4.59%	+4.64%
5 years	+2.12	+1.88	+1.93
10 years	+3.53	+3.28	+3.34
Lifetime (since February 8, 1984)	+4.92	+4.61	+4.73
Gross expense ratio	.33	.58	.51

The gross expense ratios shown in the table above do not reflect a fee waiver that currently is in effect and which causes the actual expense ratio to be lower. The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased it to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table in this report for details.

As of December 31, 2006, Cash Management Fund’s annualized seven-day yield was 4.93% (4.90% without the fee waiver) for Class 1 shares; 4.71% (4.68% without the fee waiver) for Class 2 shares; and 4.76% (4.73% without the fee waiver) for Class 3 shares. The fund’s yields more accurately reflect the fund’s current earnings than do the fund’s returns.

The benefits of choice:
understanding your options

[photo of flowers in a field]

An English novelist once wrote, “the strongest principle of growth lies in human choice.” Though not as she originally intended, her words hold true for investing. Understanding the many available options can help you make better investment decisions and ultimately, maximize the growth of your portfolio. It is important to keep in mind, however, that choosing the right investment options depends on many factors, including your age, when you plan to retire and your tolerance for risk.

With its diverse range of choices, American Funds Insurance Series can help you meet your retirement goals. To that end, two new funds were added to the series’ lineup this year to help balance its offerings and provide you with more options. On the following pages, we’ll differentiate the 15 funds in the series and discuss them in greater detail. We hope this will give you a better understanding of the funds and how they can serve your long-term investment goals.

[photo of flowers in a field]
[Begin Pull Quote]
“It’s important to keep in mind that our focus is on companies — not countries or regions. We rely on in-depth global research to find companies with sound management teams and sustainable competitive advantages.”
— Steve Watson, portfolio counselor
[photo of Steve Watson]
[End Pull Quote]

[Begin Sidebar]
Global Discovery Fund
Global Growth Fund
Global Small Capitalization Fund
International Fund
New World Fund
Growth Fund
[End Sidebar]

[Begin Sidebar]
The global advantage

Over the past few decades, political and economic changes around the world have opened borders to free trade and free enterprise and have spurred technological innovations. As the global marketplace has grown, so has the number of investment opportunities around the world.

[begin pie chart]
Where the world is invested	World capitalization	Market weight (trillions)

United States	45%	$13.1
Europe	30	8.8
Japan	10	2.9
Developing markets	8	2.4
Pacific (excluding Japan)	4	1.1
Canada	3	0.9
[end pie chart]

Based on MSCI indices as of December 31, 2006. World capitalization as a percentage of the MSCI ACWI (All Country World Index) Index.
[End Sidebar]

Helping to build your retirement assets

The first phase of retirement savings — accumulating assets — typically begins long before retirement. During this phase, investors are likely to focus on growth. American Funds Insurance Series has six growth-oriented options that give investors a full range of choices.

Global Discovery Fund seeks growth by investing in some of the most dynamic sectors of the global economy. Within these parameters, the fund’s portfolio encompasses a broad spectrum of companies. As industries as diverse as technology, financial services and health care become increasingly intrinsic to how we operate our businesses and manage our lives, the fund’s investment options continue to expand.

“Since its inception, the fund’s purview has gone well beyond technology, telecommunications and media,” says Gordon Crawford, one of the fund’s three portfolio counselors. “We also invest in companies that specialize in business services, retail and finance, to name just a few. None of these industries is new, yet they are always evolving and our investments evolve with them.”

In addition, the fund’s investment universe literally covers the world. While the largest portion of its assets remain in the U.S., the international component of the portfolio has been increasing steadily. Including the U.S., Global Discovery Fund is currently invested in more than two dozen countries.

Some of the largest and most successful companies are based overseas. In fact, more than three-quarters of the world’s stocks are listed on exchanges outside the U.S. Of course, investing outside the United States poses its own risks, including currency fluctuations and political uncertainty. Still, investing overseas offers opportunities, and the flexibility of Global Growth Fund allows it to take advantage of these opportunities.

“We believe that being able to invest in companies regardless of where they are located offers tremendous value to investors. It’s beneficial not only in terms of capitalizing on opportunity, but also by creating a geographically diverse portfolio that is better able to withstand regional economic downturns and currency fluctuations,” says Steve Watson, one of the fund’s three portfolio counselors. “However, it’s important to keep in mind that our focus is on companies — not countries or regions. We rely on in-depth global research to find companies with sound management teams and sustainable competitive advantages.” As of its fiscal year-end, the fund’s portfolio included investments from approximately 50 companies in more than 20 countries.

Global Small Capitalization Fund can also invest globally, but its universe is that of small-company stocks — currently defined by Capital Research and Management Company, investment adviser to the series, as companies with market capitalizations of $3.5 billion or less.

“Despite their attractive growth prospects, many small companies are not widely followed, or understood, by institutions and individual investors. As a result, stock prices don’t always reflect a company’s true potential,” explains Blair Frank, one of three portfolio counselors for the fund. “This works to our advantage. Small-company stocks can reward careful analysis and in-depth research, both of which are at the core of our investment philosophy.”

Because the majority of companies listed on the world’s stock markets are small-capitalization firms, it is difficult for most traditional analysts to follow this vast array of companies. At Capital Research, a dedicated group of investment professionals make up the Small-Company Research Team, which strives to stay at the forefront of change and follows companies where no established industry exists.

Since International Fund, which invests primarily in the stocks of companies located outside the U.S., was launched in 1990, world markets have undergone remarkable changes. Companies are operating globally in order to grow and stay competitive, and the quickening of technological innovation has created new industries. When the fund began, stock markets outside the U.S., as measured by the MSCI ACWI ex USA, had a collective capitalization of about $3.4 trillion, slightly more than that of the United Kingdom today. International stocks are now worth about $16.1 trillion and include markets like South Korea and Brazil.

“One reason to invest outside the U.S. is a simple one: diversification,” says Alwyn Heong, one of the fund’s three portfolio counselors. “Because stock markets often move in different directions, an international component can help cushion your overall portfolio against declines in the U.S. and hopefully help it do even better at times.” Indeed, international markets have bested their U.S. counterparts in 10 of the past 20 calendar years, as measured by the MSCI EAFE and MSCI USA indices.

With the goal of reducing volatility while pursuing long-term capital appreciation, New World Fund blends three types of investments — stocks of multinational companies based in the developed world with significant exposure to the developing world, stocks of companies based in the developing world, and government and corporate bonds of issuers in developing countries.

This flexibility helps the fund meet one of its main objectives —trying to temper some of the volatility inherent in investing in developing countries. “By having the opportunity of investing outside of the developing world, we try to reduce that volatility,” explains Rob Lovelace, one of the fund’s three portfolio counselors. “So when developing markets are weak, the fund has tended to have better results than pure emerging markets funds. When developing markets do really well, the fund has tended to do really well.”

While the pace of growth may slow in developing countries in the next year or two, it is still “expected to remain very robust,” according to the World Bank.

Growth Fund is one of the oldest equity options in the American Funds Insurance Series and invests primarily in U.S. companies that have a record of growth, a sustainable competitive edge, good management and solid prospects for the future.

“I look for companies that have proven in the past to have above-average growth and that we believe will continue to have above-average growth in the future,” says Donnalisa Barnum, one of the fund’s five portfolio counselors. “Careful research by experienced investment professionals is the key. We focus on growth potential for the long term and look for companies with a competitive edge, whether it is in the services or the products they offer, their culture, their product development process, their distribution systems or their technologies.”

The fund’s five portfolio counselors have an average of 31 years of experience and, with more than $27 billion in assets, it is the largest fund in the American Funds Insurance Series.

Complementing your growth strategy

As investors accumulate assets for retirement, they’ll want to use as many tools as they can. One very important tool that can complement long-term growth strategy is reinvested dividends. American Funds Insurance Series has three investment options specifically designed with the importance of dividends in mind. While Asset Allocation Fund does not focus on dividends, its tactical approach to diversification can also complement your growth strategy.

In the two decades since it was launched in 1984, Growth-Income Fund has been the cornerstone of many investment plans. The fund invests primarily in dividend-paying U.S. stocks and is designed to seek both capital appreciation and income.

“There are several reasons behind our long-standing belief that dividends merit a prominent role in portfolio strategy,” says Jim Dunton, one of the fund’s four portfolio counselors. “Dividends provide a strong anchor in all market cycles, and a dividend-focused strategy has historically worked well in a flat or moderately favorable investment environment. They can also smooth out volatility in a portfolio, because dividends tend to be relatively stable and are not directly affected by market fluctuations.”

In addition, reinvested dividends can account for a large portion of total returns over extended periods. Over the past 25 years, dividends have accounted for about 52% of the total return of U.S. stocks as measured by Standard & Poor’s 500 Composite Index.

Blue Chip Income and Growth Fund focuses on the stocks of large, well-established, dividend-paying companies based primarily in the U.S. (10% of the portfolio holdings may be invested in non-dividend-paying companies). Only companies that have demonstrated their ability to produce relatively steady results over long periods of time qualify for the fund’s portfolio.

In short, the fund focuses on stocks issued by large, well-financed U.S.-based companies that often do business around the world. “Global research can be crucial when evaluating U.S. stocks,” explains Jim Dunton, one of the fund’s three portfolio counselors. “In the pharmaceutical industry, for example, the top company in terms of sales is a U.S. company — Pfizer. But many of its largest competitors are foreign corporations, so we have to know what’s going on with them, too.” The fund’s portfolio counselors often benefit from the insights of their Capital Research colleagues working around the world.

Global Growth and Income Fund, one of two new funds introduced this year, balances income with growth and offers the opportunity to participate in global markets by investing in established, dividend-focused companies from around the world.

[Begin Pull Quote]
[photo of Jim Dunton]
“Dividends provide a strong anchor in all market cycles, and a dividend-focused strategy has historically worked well in a flat or moderately favorable investment environment.”
— Jim Dunton, portfolio counselor
[End Pull Quote]

The fund’s global reach greatly facilitates its growth and income objectives. “The fund’s flexible mandate is truly an asset,” says Gregg Ireland, one of three portfolio counselors for the fund. “Good opportunities abound in markets around the globe and we’ve been given carte blanche to seek them out.” Currently, no particular region of the world offers the best value. With Capital Research’s extensive research effort, world-class companies can be found in all corners of the globe.

As investors get close to retirement, they may find themselves with three seemingly contradictory goals — current income, preservation of capital and growth of assets. Asset Allocation Fund aims to achieve these three objectives. It accomplishes this by holding a portfolio of high-quality stocks for growth, a blend of investment-grade and high-yield bonds for current income, and cash for asset preservation.

“Besides diversification by asset class, the stock and bond portfolios are also diversified by industry. The fund’s portfolio represents a cross section of the nation’s economy, including financial companies, information technology, health care, telecommunication services, energy and industrial firms,” observes Alan Berro, one of four portfolio counselors for the fund.

In addition to its varied holdings, the fund achieves further diversification through the multiple portfolio counselor system, which is common to all funds in the American Funds Insurance Series. In this system, each of the fund’s portfolio counselors manages a portion of the portfolio independently within the fund’s overall guidelines. This helps provide diversity of investment options and experience.

[photo of flowers in a field]

[Begin Sidebar]
Growth-Income Fund

Blue Chip Income and Growth Fund

Global Growth and Income Fund

Asset Allocation Fund
[End Sidebar]

[Begin Sidebar]
How dividend and non-dividend-paying companies compare

S&P 500 companies*

1987-2006	Average annual total returns	Standard deviation

Dividend payers	10.11%	15.19
Non-dividend payers	3.39	24.55

[begin line chart]
DATE	Dividend Payers	Non Dividend Payers

12/31/1986	100.00	100.00
01/31/1987	113.27	117.99
02/28/1987	119.24	126.40
03/31/1987	121.19	128.27
04/30/1987	118.65	131.12
05/31/1987	119.24	136.36
06/30/1987	125.11	135.35
07/31/1987	132.53	147.74
08/31/1987	136.30	151.02
09/30/1987	133.21	150.46
10/31/1987	99.39	100.79
11/30/1987	92.63	95.46
12/31/1987	100.90	102.94
01/31/1988	105.61	104.58
02/29/1988	112.71	113.18
03/31/1988	110.94	113.21
04/30/1988	110.87	115.19
05/31/1988	111.22	114.45
06/30/1988	117.24	123.27
07/31/1988	115.97	119.30
08/31/1988	112.41	111.82
09/30/1988	116.97	115.30
10/31/1988	119.07	112.77
11/30/1988	116.05	110.13
12/31/1988	118.56	116.47
01/31/1989	126.41	127.06
02/28/1989	124.49	127.09
03/31/1989	127.21	125.76
04/30/1989	133.23	132.42
05/31/1989	139.12	141.03
06/30/1989	137.89	138.52
07/31/1989	149.23	148.63
08/31/1989	153.03	155.07
09/30/1989	150.62	152.06
10/31/1989	144.05	136.46
11/30/1989	145.92	134.81
12/31/1989	148.23	133.04
01/31/1990	137.19	121.00
02/28/1990	138.54	122.85
03/31/1990	141.89	131.07
04/30/1990	136.34	121.57
05/31/1990	149.42	131.68
06/30/1990	147.25	126.91
07/31/1990	143.80	116.98
08/31/1990	128.06	98.55
09/30/1990	118.58	86.35
10/31/1990	114.37	78.33
11/30/1990	124.26	85.68
12/31/1990	129.32	87.68
01/31/1991	137.12	101.54
02/28/1991	147.87	112.62
03/31/1991	152.08	116.04
04/30/1991	152.86	114.31
05/31/1991	161.39	117.04
06/30/1991	153.79	106.44
07/31/1991	159.73	110.56
08/31/1991	162.40	114.95
09/30/1991	159.37	109.81
10/31/1991	160.72	109.59
11/30/1991	152.13	103.77
12/31/1991	168.94	114.30
01/31/1992	169.91	121.24
02/29/1992	173.60	130.07
03/31/1992	170.66	122.65
04/30/1992	174.26	118.14
05/31/1992	174.72	115.77
06/30/1992	171.02	110.34
07/31/1992	178.00	112.94
08/31/1992	173.42	106.53
09/30/1992	175.67	110.36
10/31/1992	178.22	114.37
11/30/1992	185.20	121.49
12/31/1992	188.74	125.40
01/31/1993	191.80	131.19
02/28/1993	193.81	129.28
03/31/1993	198.83	131.94
04/30/1993	194.11	127.15
05/31/1993	199.31	133.29
06/30/1993	199.59	131.31
07/31/1993	198.81	130.21
08/31/1993	205.99	136.40
09/30/1993	203.87	136.47
10/31/1993	206.61	141.26
11/30/1993	204.58	139.23
12/31/1993	208.85	142.40
01/31/1994	215.58	149.81
02/28/1994	211.06	148.15
03/31/1994	201.72	139.36
04/30/1994	202.68	136.67
05/31/1994	205.08	136.16
06/30/1994	200.66	130.65
07/31/1994	207.22	133.66
08/31/1994	216.95	143.26
09/30/1994	210.91	138.99
10/31/1994	212.76	140.29
11/30/1994	203.22	133.63
12/31/1994	206.33	135.29
01/31/1995	210.69	135.28
02/28/1995	219.68	140.91
03/31/1995	225.44	145.29
04/30/1995	229.62	150.61
05/31/1995	238.07	153.14
06/30/1995	241.96	163.35
07/31/1995	249.88	167.27
08/31/1995	251.60	167.32
09/30/1995	257.54	169.57
10/31/1995	251.51	159.62
11/30/1995	264.19	165.48
12/31/1995	268.18	163.06
01/31/1996	276.26	165.75
02/29/1996	278.85	168.85
03/31/1996	285.02	167.31
04/30/1996	289.92	180.65
05/31/1996	293.06	183.49
06/30/1996	290.90	176.53
07/31/1996	275.15	161.35
08/31/1996	283.81	166.55
09/30/1996	297.19	175.41
10/31/1996	301.65	172.35
11/30/1996	320.41	189.93
12/31/1996	314.74	184.82
01/31/1997	325.20	194.47
02/28/1997	331.46	186.94
03/31/1997	318.82	180.47
04/30/1997	329.43	180.75
05/31/1997	350.75	201.14
06/30/1997	365.09	202.60
07/31/1997	389.51	229.04
08/31/1997	375.70	228.76
09/30/1997	395.55	235.02
10/31/1997	379.89	214.06
11/30/1997	392.70	213.43
12/31/1997	399.85	207.53
01/31/1998	394.97	214.11
02/28/1998	423.93	233.96
03/31/1998	444.10	244.74
04/30/1998	444.29	246.31
05/31/1998	433.49	234.06
06/30/1998	435.06	239.90
07/31/1998	412.95	230.90
08/31/1998	353.47	179.51
09/30/1998	370.86	189.79
10/31/1998	400.07	209.52
11/30/1998	417.83	220.94
12/31/1998	423.85	236.77
01/31/1999	419.69	254.03
02/28/1999	411.92	239.45
03/31/1999	417.40	245.20
04/30/1999	456.94	259.62
05/31/1999	452.61	262.34
06/30/1999	466.79	279.32
07/31/1999	449.27	267.83
08/31/1999	435.92	263.92
09/30/1999	414.45	256.19
10/31/1999	424.39	260.32
11/30/1999	412.75	282.27
12/31/1999	417.69	318.62
01/31/2000	391.59	295.17
02/29/2000	357.98	312.96
03/31/2000	398.41	326.87
04/30/2000	403.32	309.52
05/31/2000	413.91	289.37
06/30/2000	394.38	300.25
07/31/2000	397.55	285.41
08/31/2000	419.43	316.69
09/30/2000	416.97	289.33
10/31/2000	427.83	277.39
11/30/2000	419.29	228.91
12/31/2000	448.66	233.32
01/31/2001	450.87	268.08
02/28/2001	443.37	222.26
03/31/2001	427.61	195.68
04/30/2001	452.16	222.21
05/31/2001	463.06	218.07
06/30/2001	450.63	217.15
07/31/2001	452.98	201.86
08/31/2001	440.69	179.71
09/30/2001	395.82	139.01
10/31/2001	396.60	154.74
11/30/2001	426.06	179.16
12/31/2001	439.77	181.70
01/31/2002	442.09	174.36
02/28/2002	447.76	156.86
03/31/2002	470.37	171.31
04/30/2002	460.43	155.18
05/31/2002	459.06	147.40
06/30/2002	431.17	124.43
07/31/2002	388.76	105.11
08/31/2002	393.67	103.79
09/30/2002	351.26	87.19
10/31/2002	361.09	99.66
11/30/2002	383.74	118.25
12/31/2002	369.87	105.91
01/31/2003	357.89	103.58
02/28/2003	346.83	102.13
03/31/2003	347.68	101.99
04/30/2003	377.55	115.04
05/31/2003	405.79	130.80
06/30/2003	408.11	131.21
07/31/2003	416.59	135.81
08/31/2003	429.07	145.99
09/30/2003	423.18	141.15
10/31/2003	450.55	151.64
11/30/2003	458.21	155.81
12/31/2003	483.46	161.57
01/31/2004	487.63	170.75
02/29/2004	500.09	170.60
03/31/2004	499.26	166.30
04/30/2004	489.85	157.55
05/31/2004	497.10	161.81
06/30/2004	512.04	165.71
07/31/2004	496.79	149.29
08/31/2004	498.63	144.41
09/30/2004	509.56	149.64
10/31/2004	516.81	156.22
11/30/2004	543.85	166.98
12/31/2004	561.58	174.87
01/31/2005	549.68	163.43
02/28/2005	562.11	163.93
03/31/2005	556.22	159.00
04/30/2005	538.62	151.47
05/31/2005	556.53	164.44
06/30/2005	564.17	166.01
07/31/2005	589.81	176.41
08/31/2005	580.62	176.44
09/30/2005	582.93	178.44
10/31/2005	569.69	171.91
11/30/2005	594.45	176.81
12/31/2005	598.88	177.72
01/31/2006	617.62	188.45
02/28/2006	618.27	188.04
03/31/2006	627.81	191.56
04/30/2006	635.34	191.05
05/31/2006	619.69	181.64
06/30/2006	621.36	177.16
07/31/2006	616.05	168.72
08/31/2006	627.40	179.70
09/30/2006	642.62	184.10
10/31/2006	666.25	189.07
11/30/2006	680.59	195.18
12/31/2006	686.93	194.76
[end line chart]
*Returns based on monthly equal-weighted geometric average of total returns of S&P 500 component stocks, with components reconstituted monthly. Underlying data courtesy of Ned Davis Research, Inc. Standard deviation (annualized based on monthly returns) is a measure of how returns over time have varied from the mean and is one of the most common measures of absolute volatility. Results calculated are from December 31, 1986, through December 31, 2006.
[End Sidebar]

[photo of flowers in a field]

[Begin Pull Quote]
“It’s nearly impossible to know which bonds or regions are going to deliver the best returns in a given year. That’s why it’s best to have a mix of investments in your portfolio at all times.”
— Mark Dalzell, portfolio counselor
[photo of Mark Dalzell]
[End Pull Quote]

[Begin Sidebar]
Bond Fund

Global Bond Fund

High-Income Bond Fund

U.S. Government/
AAA-Rated Securities Fund

Cash Management Fund
[End Sidebar]

[Begin Sidebar]
Stocks + bonds = balance

[begin line chart]
5 years, 12/31/96 - 12/31/01

Stocks		Bonds		Stocks + Bonds
12/31/1996	$10,000	12/31/1996	$10,000	12/31/1996	$10,000
1/31/1997	$10,624	1/31/1997	$10,031	1/31/1997	$10,327
2/28/1997	$10,708	2/28/1997	$10,055	2/28/1997	$10,382
3/31/1997	$10,269	3/31/1997	$9,944	3/31/1997	$10,106
4/30/1997	$10,881	4/30/1997	$10,093	4/30/1997	$10,487
5/31/1997	$11,543	5/31/1997	$10,188	5/31/1997	$10,866
6/30/1997	$12,060	6/30/1997	$10,309	6/30/1997	$11,185
7/31/1997	$13,019	7/31/1997	$10,587	7/31/1997	$11,803
8/31/1997	$12,290	8/31/1997	$10,497	8/31/1997	$11,394
9/30/1997	$12,963	9/30/1997	$10,652	9/30/1997	$11,807
10/31/1997	$12,531	10/31/1997	$10,806	10/31/1997	$11,668
11/30/1997	$13,110	11/30/1997	$10,856	11/30/1997	$11,983
12/31/1997	$13,335	12/31/1997	$10,965	12/31/1997	$12,150
1/31/1998	$13,482	1/31/1998	$11,106	1/31/1998	$12,294
2/28/1998	$14,454	2/28/1998	$11,098	2/28/1998	$12,776
3/31/1998	$15,194	3/31/1998	$11,136	3/31/1998	$13,165
4/30/1998	$15,347	4/30/1998	$11,194	4/30/1998	$13,270
5/31/1998	$15,083	5/31/1998	$11,300	5/31/1998	$13,192
6/30/1998	$15,695	6/30/1998	$11,396	6/30/1998	$13,546
7/31/1998	$15,529	7/31/1998	$11,420	7/31/1998	$13,475
8/31/1998	$13,286	8/31/1998	$11,606	8/31/1998	$12,446
9/30/1998	$14,137	9/30/1998	$11,878	9/30/1998	$13,008
10/31/1998	$15,286	10/31/1998	$11,815	10/31/1998	$13,551
11/30/1998	$16,212	11/30/1998	$11,882	11/30/1998	$14,047
12/31/1998	$17,146	12/31/1998	$11,918	12/31/1998	$14,532
1/31/1999	$17,862	1/31/1999	$12,003	1/31/1999	$14,933
2/28/1999	$17,307	2/28/1999	$11,793	2/28/1999	$14,550
3/31/1999	$18,000	3/31/1999	$11,859	3/31/1999	$14,929
4/30/1999	$18,697	4/30/1999	$11,896	4/30/1999	$15,297
5/31/1999	$18,256	5/31/1999	$11,792	5/31/1999	$15,024
6/30/1999	$19,268	6/30/1999	$11,755	6/30/1999	$15,511
7/31/1999	$18,667	7/31/1999	$11,705	7/31/1999	$15,186
8/31/1999	$18,575	8/31/1999	$11,699	8/31/1999	$15,137
9/30/1999	$18,066	9/30/1999	$11,834	9/30/1999	$14,950
10/31/1999	$19,209	10/31/1999	$11,878	10/31/1999	$15,543
11/30/1999	$19,599	11/30/1999	$11,877	11/30/1999	$15,738
12/31/1999	$20,753	12/31/1999	$11,820	12/31/1999	$16,286
1/31/2000	$19,710	1/31/2000	$11,781	1/31/2000	$15,746
2/29/2000	$19,338	2/29/2000	$11,924	2/29/2000	$15,631
3/31/2000	$21,228	3/31/2000	$12,081	3/31/2000	$16,654
4/30/2000	$20,590	4/30/2000	$12,046	4/30/2000	$16,318
5/31/2000	$20,167	5/31/2000	$12,041	5/31/2000	$16,104
6/30/2000	$20,664	6/30/2000	$12,291	6/30/2000	$16,478
7/31/2000	$20,342	7/31/2000	$12,403	7/31/2000	$16,372
8/31/2000	$21,604	8/31/2000	$12,583	8/31/2000	$17,093
9/30/2000	$20,464	9/30/2000	$12,662	9/30/2000	$16,563
10/31/2000	$20,377	10/31/2000	$12,745	10/31/2000	$16,561
11/30/2000	$18,772	11/30/2000	$12,954	11/30/2000	$15,863
12/31/2000	$18,864	12/31/2000	$13,194	12/31/2000	$16,029
1/31/2001	$19,533	1/31/2001	$13,410	1/31/2001	$16,471
2/28/2001	$17,753	2/28/2001	$13,527	2/28/2001	$15,640
3/31/2001	$16,629	3/31/2001	$13,595	3/31/2001	$15,112
4/30/2001	$17,920	4/30/2001	$13,538	4/30/2001	$15,729
5/31/2001	$18,040	5/31/2001	$13,620	5/31/2001	$15,830
6/30/2001	$17,601	6/30/2001	$13,671	6/30/2001	$15,636
7/31/2001	$17,428	7/31/2001	$13,977	7/31/2001	$15,703
8/31/2001	$16,338	8/31/2001	$14,137	8/31/2001	$15,238
9/30/2001	$15,019	9/30/2001	$14,302	9/30/2001	$14,660
10/31/2001	$15,305	10/31/2001	$14,601	10/31/2001	$14,953
11/30/2001	$16,479	11/30/2001	$14,400	11/30/2001	$15,440
12/31/2001	$16,624	12/31/2001	$14,308	12/31/2001	$15,466
[end line chart]

[begin line chart]
5 years, 12/31/01 - 12/31/06

Stocks		Bonds		Stocks + Bonds
12/31/2001	$10,000	12/31/2001	$10,000	12/31/2001	$10,000
1/31/2002	$9,854	1/31/2002	$10,081	1/31/2002	$9,968
2/28/2002	$9,664	2/28/2002	$10,179	2/28/2002	$9,921
3/31/2002	$10,028	3/31/2002	$10,009	3/31/2002	$10,018
4/30/2002	$9,420	4/30/2002	$10,203	4/30/2002	$9,812
5/31/2002	$9,351	5/31/2002	$10,290	5/31/2002	$9,820
6/30/2002	$8,685	6/30/2002	$10,379	6/30/2002	$9,532
7/31/2002	$8,008	7/31/2002	$10,504	7/31/2002	$9,256
8/31/2002	$8,061	8/31/2002	$10,682	8/31/2002	$9,371
9/30/2002	$7,185	9/30/2002	$10,855	9/30/2002	$9,020
10/31/2002	$7,817	10/31/2002	$10,805	10/31/2002	$9,311
11/30/2002	$8,277	11/30/2002	$10,802	11/30/2002	$9,540
12/31/2002	$7,791	12/31/2002	$11,026	12/31/2002	$9,408
1/31/2003	$7,587	1/31/2003	$11,035	1/31/2003	$9,311
2/28/2003	$7,473	2/28/2003	$11,188	2/28/2003	$9,330
3/31/2003	$7,545	3/31/2003	$11,179	3/31/2003	$9,362
4/30/2003	$8,167	4/30/2003	$11,271	4/30/2003	$9,719
5/31/2003	$8,597	5/31/2003	$11,481	5/31/2003	$10,039
6/30/2003	$8,706	6/30/2003	$11,459	6/30/2003	$10,082
7/31/2003	$8,860	7/31/2003	$11,073	7/31/2003	$9,967
8/31/2003	$9,032	8/31/2003	$11,147	8/31/2003	$10,090
9/30/2003	$8,937	9/30/2003	$11,442	9/30/2003	$10,189
10/31/2003	$9,442	10/31/2003	$11,335	10/31/2003	$10,389
11/30/2003	$9,525	11/30/2003	$11,362	11/30/2003	$10,444
12/31/2003	$10,024	12/31/2003	$11,478	12/31/2003	$10,751
1/31/2004	$10,208	1/31/2004	$11,570	1/31/2004	$10,889
2/29/2004	$10,350	2/29/2004	$11,696	2/29/2004	$11,023
3/31/2004	$10,194	3/31/2004	$11,783	3/31/2004	$10,989
4/30/2004	$10,034	4/30/2004	$11,477	4/30/2004	$10,755
5/31/2004	$10,171	5/31/2004	$11,431	5/31/2004	$10,801
6/30/2004	$10,369	6/30/2004	$11,495	6/30/2004	$10,932
7/31/2004	$10,026	7/31/2004	$11,609	7/31/2004	$10,818
8/31/2004	$10,066	8/31/2004	$11,831	8/31/2004	$10,949
9/30/2004	$10,175	9/30/2004	$11,863	9/30/2004	$11,019
10/31/2004	$10,331	10/31/2004	$11,962	10/31/2004	$11,146
11/30/2004	$10,749	11/30/2004	$11,867	11/30/2004	$11,308
12/31/2004	$11,114	12/31/2004	$11,976	12/31/2004	$11,545
1/31/2005	$10,843	1/31/2005	$12,051	1/31/2005	$11,447
2/28/2005	$11,071	2/28/2005	$11,980	2/28/2005	$11,526
3/31/2005	$10,876	3/31/2005	$11,919	3/31/2005	$11,397
4/30/2005	$10,669	4/30/2005	$12,080	4/30/2005	$11,375
5/31/2005	$11,009	5/31/2005	$12,211	5/31/2005	$11,610
6/30/2005	$11,024	6/30/2005	$12,277	6/30/2005	$11,651
7/31/2005	$11,434	7/31/2005	$12,165	7/31/2005	$11,800
8/31/2005	$11,330	8/31/2005	$12,321	8/31/2005	$11,826
9/30/2005	$11,422	9/30/2005	$12,194	9/30/2005	$11,808
10/31/2005	$11,231	10/31/2005	$12,098	10/31/2005	$11,664
11/30/2005	$11,655	11/30/2005	$12,151	11/30/2005	$11,903
12/31/2005	$11,660	12/31/2005	$12,267	12/31/2005	$11,963
1/31/2006	$11,968	1/31/2006	$12,268	1/31/2006	$12,118
2/28/2006	$12,001	2/28/2006	$12,308	2/28/2006	$12,154
3/31/2006	$12,150	3/31/2006	$12,188	3/31/2006	$12,169
4/30/2006	$12,313	4/30/2006	$12,165	4/30/2006	$12,239
5/31/2006	$11,959	5/31/2006	$12,152	5/31/2006	$12,056
6/30/2006	$11,975	6/30/2006	$12,178	6/30/2006	$12,077
7/31/2006	$12,049	7/31/2006	$12,343	7/31/2006	$12,196
8/31/2006	$12,335	8/31/2006	$12,532	8/31/2006	$12,433
9/30/2006	$12,653	9/30/2006	$12,642	9/30/2006	$12,647
10/31/2006	$13,065	10/31/2006	$12,726	10/31/2006	$12,895
11/30/2006	$13,313	11/30/2006	$12,873	11/30/2006	$13,093
12/31/2006	$13,500	12/31/2006	$12,799	12/31/2006	$13,149
[end line chart]

Assumes hypothetical $10,000 investments on December 31, 1996, and December 31, 2001, with all distributions reinvested. Stocks are represented by Standard & Poor’s 500 Composite Index. Bonds are represented by the Lehman Brothers Aggregate Bond Index. The stocks and bonds portfolio consists of $5,000 invested in stocks and $5,000 invested in bonds at the beginning of each period. The indexes are unmanaged.
[End Sidebar]

Keeping what you earn

Although investors may still need growth options in their portfolios when they retire, fixed-income investment options should also play a critical role in their plans. Bonds provide a steady stream of income and provide a counterbalance to equity investments, which can often be volatile. American Funds Insurance Series has four fixed-income investment options to help investors diversify their portfolios.

Bond Fund has a broad mandate covering nearly every area of the bond market, which means the fund can diversify among the best income opportunities that fundamental research can uncover.

The fund’s broad diversity helps to minimize risks overall because different types of bonds often respond differently to changing economic conditions and market cycles. Abner Goldstine, one of the fund’s four portfolio counselors, explains, “Changing relationships among the various sectors of the bond market can create pockets of opportunity for investors with the resources to find them. With Bond Fund, we have the opportunity to move portions into a variety of investments any time and anywhere we uncover value in the market.”

As of December 31, 2006, the fund held bonds from issuers in almost every sector of the bond market. Additionally, these holdings have maturities that span the traditional bond sector, from three months to 30 years. With respect to credit quality, the fund focuses primarily on investment-grade debt; it also maintains a modest exposure to high-yield bonds.

With more than half of the world’s bonds issued outside of the U.S., Global Bond Fund can help investors access the benefits of global bond investing. The fund, introduced this year, emphasizes total return and invests in a mix of government and corporate bonds primarily in developed markets around the globe. It can also invest up to 25% of its assets in bonds rated below investment-grade, including bonds issued by governments and companies in developing countries.

“It’s nearly impossible to know which bonds or regions are going to deliver the best returns in a given year. That’s why it’s best to have a mix of investments in your portfolio at all times,” says Mark Dalzell, one of the fund’s three portfolio counselors. However, with that diversity and breadth comes greater complexity.

To help navigate this ever-expanding universe, the fund’s portfolio counselors are supported by a team of investment analysts and bond traders who help identify the individual bonds, classes of bonds and maturities most likely to do well in a given interest-rate environment. Additional insights arise from a fixed-income strategy discussion among traders, economists and portfolio counselors who focus on potential changes in interest rates. This approach helps identify investment opportunities across the full spectrum of the bond market.

High-Income Bond Fund seeks a high level of current income and, secondarily, capital appreciation through a diversified portfolio consisting primarily of lower rated, higher risk corporate bonds.

Although the fund’s primary goal is to produce a high level of current income for investors, the bonds in its portfolio are never judged solely against current yield. Instead, the fund focuses on producing solid long-term results by balancing attention to yield with a view to long-term value. “We buy holdings on an issuer-by-issuer basis,” explains Susan Tolson, one of the fund’s three portfolio counselors. “We first look for companies that can service their debt and then, from those companies, we search for those with the highest yield.”

A look at the fund’s long-term results helps to illustrate this point. Over the past 10 years ended December 31, 2006, the fund’s 12-month dividend yield has averaged about 8%, which is slightly less than that of the Lipper High Current Yield Funds Average. However, the fund’s average annual total return over the same 10-year period was 6.9%, exceeding the 5.5% return of the Lipper average.

Using fundamental research to select a portfolio of top-quality bonds, U.S. Government/AAA-Rated Securities Fund seeks to offer high current income and preservation of capital.

The fund’s focus on high-quality, low-credit-risk bonds can make it an appropriate anchor for a diversified portfolio. “Government bonds tend not only to hold their value during times of market volatility; they tend to go up in value,” says Thomas Hogh, one of the fund’s three portfolio counselors. “This is partly because investors selling stocks and other riskier assets tend to buy government bonds during times of economic weakness or increased financial market uncertainty. Because of this, the fund has tended to have a more stable value over time, which is particularly attractive to those investors who have a shorter investment time horizon.”

With a lifetime average annual total return of 6.7%, the fund has had only three down years in its 21-year history.

Cash Management Fund is as actively managed as the equity and bond funds in the American Funds Insurance Series. “We have access to more than 60 fixed-income investment professionals — traders, economists and analysts who help to provide a broad-based overview, as well as fundamental analysis,” explains Terry Cook, one of the fund’s three traders.

Whether used as a temporary holding place for assets between longer term investments, as part of a regular investment program, or simply as a way to earn income on the cash-reserve portion of a balanced portfolio, the stability and convenience of the fund can be instrumental in helping you achieve your long-term financial goals.

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis.html. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

Global Discovery Fund

Summary investment portfolio, December 31, 2006

LARGEST INDIVIDUAL EQUITY SECURITIES	Percent of net assets

Erste Bank	2.1%
Bayer	2.0
Time Warner	1.9
Schlumberger	1.9
Google	1.9
Veolia Environnement	1.9
American International Group	1.9
eBay	1.9
Cisco Systems	1.8
Xinao Gas Holdings	1.7

		Market	Percent
		value	of net
Common stocks - 86.37%	Shares	(000)	assets

Banks - 9.20%
Erste Bank der oesterreichischen Sparkassen AG	50,000	$3,833	2.14%
Raiffeisen International Bank Holding AG	13,000	1,981	1.11
UniCredito Italiano SpA (Germany)	200,000	1,755
UniCredito Italiano SpA (Italy)	10,000	88	1.03
Other securities		8,791	4.92
		16,448	9.20

Health care equipment & services - 8.36%
Medtronic, Inc.	45,000	2,408	1.35
Zimmer Holdings, Inc. (1)	27,000	2,116	1.18
C. R. Bard, Inc.	25,000	2,074	1.16
Smith & Nephew PLC	197,700	2,063	1.15
Medco Health Solutions, Inc. (1)	25,000	1,336.75
Apria Healthcare Group Inc. (1)	50,000	1,333.75
Other securities		3,619	2.02
		14,949	8.36

Software & services - 8.28%
Google Inc., Class A (1)	7,500	3,454	1.93
eBay Inc. (1)	111,000	3,338	1.87
Microsoft Corp.	73,300	2,189	1.23
Affiliated Computer Services, Inc., Class A (1)	33,300	1,626.91
Other securities		4,191	2.34
		14,798	8.28

Media - 7.33%
Time Warner Inc.	160,000	3,485	1.95
Comcast Corp., Class A (1)	45,000	1,905	1.07
Other securities		7,708	4.31
		13,098	7.33

Pharmaceuticals, biotechnology & life sciences - 6.80%
Roche Holding AG	15,000	2,690	1.50
Novo Nordisk A/S, Class B	23,000	1,916	1.07
Amgen Inc. (1)	25,000	1,708.96
UCB SA	19,653	1,356.76
Other securities		4,480	2.51
		12,150	6.80

Retailing - 6.07%
Lowe's Companies, Inc.	91,000	2,835	1.59
Target Corp.	40,000	2,282	1.28
Stockmann Oyj, Class B	40,000	1,925	1.08
Other securities		3,808	2.12
		10,850	6.07

Telecommunication services - 5.55%
Millicom International Cellular SA (1)	40,000	2,466	1.38
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B	1,574,000	1,768.99
América Móvil SAB de CV, Series L (ADR)	33,000	1,492.83
Other securities		4,202	2.35
		9,928	5.55

Technology hardware & equipment - 5.03%
Cisco Systems, Inc. (1)	120,000	3,280	1.84
Advantech Co., Ltd.	390,655	1,403.78
Other securities		4,311	2.41
		8,994	5.03

Utilities - 4.40%
Veolia Environnement	44,700	3,444	1.93
Xinao Gas Holdings Ltd.	2,610,000	2,953	1.65
Hong Kong and China Gas Co. Ltd.	650,000	1,463.82
		7,860	4.40

Semiconductors & semiconductor equipment - 4.29%
Hynix Semiconductor Inc. (1)	55,000	2,157	1.21
Other securities		5,510	3.08
		7,667	4.29

Transportation - 3.84%
Ryanair Holdings PLC (ADR) (1)	29,450	2,400	1.34
Nippon Express Co., Ltd.	339,000	1,854	1.04
Other securities		2,608	1.46
		6,862	3.84

Materials - 2.46%
Bayer AG	65,000	3,487	1.95
Other securities		901.51
		4,388	2.46

Consumer services - 2.19%
Shangri-La Asia Ltd.	800,000	2,062	1.15
Other securities		1,851	1.04
		3,913	2.19

Food & staples retailing - 2.15%
Walgreen Co.	35,000	1,606.90
Other securities		2,230	1.25
		3,836	2.15

Energy - 1.94%
Schlumberger Ltd.	55,000	3,474	1.94

Insurance - 1.88%
American International Group, Inc.	47,000	3,368	1.88

Other - 2.42%
Other Securities		4,325	2.42

Miscellaneous - 4.18%
Other common stocks in initial period of acquisition		7,462	4.18

Total common stocks (cost: $124,144,000)		154,370	86.37

Convertible securities - 0.28%

Other - .0.28%
Other securities		503.28

Total convertible securities (cost: $512,000)		503.28

Short-term securities - 13.66%	Principal amount (000)

Federal Home Loan Bank 5.132%-5.165% due 1/17-1/24/2007	$5,500	5,482	3.07
Abbott Laboratories 5.24% due 1/25/2007 (2)	3,100	3,089	1.73
Atlantic Industries 5.20% due 1/26/2007 (2)	3,000	2,989	1.67
Procter & Gamble International Funding S.C.A. 5.28% due 1/12/2007 (2)	2,900	2,895	1.62
Triple-A One Funding Corp.5.26%-5.27% due 1/11-1/12/2007 (2)	2,300	2,296	1.28
Hewlett-Packard Co. 5.29% due 2/9/2007 (2)	2,000	1,988	1.11
HSBC Finance Corp. 5.23% due 1/12/2007	1,800	1,797	1.00
Ranger Funding Co. LLC 5.28% due 1/2/2007 (2)	1,500	1,499.84
Hershey Co. 5.20% due 2/23/2007 (2) (3)	1,400	1,389.78
Other securities		999.56

Total short-term securities (cost: $24,423,000)		24,423	13.66

Total investment securities (cost: $149,079,000)		179,296	100.31
Other assets less liabilities		(557)	(.31)

Net assets		$178,739	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1) Security did not produce income during the last 12 months.
(2) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities, including those in "Other securities" in the summary investment portfolio, was $17,144,000, which represented 9.59% of the net assets of the fund.

(3) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

ADR = American Depositary Receipts

See Notes to Financial Statements

Global Growth Fund

Summary investment portfolio, December 31, 2006

LARGEST INDIVIDUAL EQUITY SECURITIES	Percent of net assets
Koninklijke KPN	1.6%
Sociéte Générale	1.5
Novo Nordisk	1.4
Microsoft	1.4
IBM	1.4
General Electric	1.3
Reliance Industries	1.3
Telefónica	1.3
Deutsche Post	1.2
Macquarie Bank	1.2

	Shares	Market	Percent
		value	of net
Common stocks - 84.62%		(000)	assets

Information technology - 14.07%
Microsoft Corp.	2,012,000	$60,078	1.40%
International Business Machines Corp.	600,000	58,290	1.36
Samsung Electronics Co., Ltd.	53,440	35,243.82
Motorola, Inc.	1,675,000	34,438.80
Nokia Corp.	1,682,000	34,354.80
Murata Manufacturing Co., Ltd.	480,000	32,471.76
Taiwan Semiconductor Manufacturing Co. Ltd.	11,731,127	24,305
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	709,919	7,760.75
Cisco Systems, Inc. (1)	1,146,500	31,334.73
Other securities		285,683	6.65
		603,956	14.07

Financials - 12.48%
Société Générale	369,400	62,678	1.46
Macquarie Bank Ltd.	856,791	53,344	1.24
Allianz SE	192,000	39,204.91
HSBC Holdings PLC (United Kingdom)	2,117,769	38,605.90
Mizuho Financial Group, Inc.	4,750	33,928.79
Kookmin Bank	366,310	29,518.69
Erste Bank der oesterreichischen Sparkassen AG	352,480	27,020.63
Other securities		251,480	5.86
		535,777	12.48

Health care - 10.71%
Novo Nordisk A/S, Class B	727,600	60,600	1.41
AstraZeneca PLC (United Kingdom)	443,960	23,853
AstraZeneca PLC (Sweden)	268,005	14,390
AstraZeneca PLC (ADR)	73,000	3,909.98
Smith & Nephew PLC	4,019,300	41,946.98
WellPoint, Inc. (1)	486,000	38,243.89
Bausch & Lomb Inc.	695,000	36,182.84
UCB SA	490,020	33,587.78
Roche Holding AG	168,500	30,213.71
Other securities		176,872	4.12
		459,795	10.71

Consumer discretionary - 9.16%
Toyota Motor Corp.	342,500	22,910.53
Other securities		370,417	8.63
		393,327	9.16

Telecommunication services - 7.20%
Koninklijke KPN NV	4,875,830	69,285	1.61
Telefónica, SA	2,534,081	53,897	1.26
Telekom Austria AG	1,725,200	46,207	1.08
SOFTBANK CORP.	1,509,000	29,356.68
Sprint Nextel Corp., Series 1	1,501,750	28,368.66
Other securities		82,217	1.91
		309,330	7.20

Industrials - 6.89%
General Electric Co.	1,475,455	54,902	1.28
Deutsche Post AG	1,780,000	53,641	1.25
Tyco International Ltd.	1,465,000	44,536	1.04
Macquarie Infrastructure Group	10,254,043	27,986.65
Other securities		114,668	2.67
		295,733	6.89

Consumer staples - 6.43%
Seven & I Holdings Co., Ltd.	1,274,000	39,612.92
Koninklijke Ahold NV (1)	3,577,000	38,039.89
Other securities		198,364	4.62
		276,015	6.43

Energy - 6.10%
Reliance Industries Ltd.	1,900,298	54,719	1.28
Royal Dutch Shell PLC, Class B	574,666	20,141
Royal Dutch Shell PLC, Class B (ADR)	139,643	9,936.70
Technip SA	430,000	29,502.69
Norsk Hydro ASA	875,000	27,170.63
Other securities		120,233	2.80
		261,701	6.10

Materials - 5.44%
K+S AG	267,000	28,957.67
UPM-Kymmene Corp.	1,090,000	27,497.64
Other securities		177,316	4.13
		233,770	5.44

Utilities - 3.01%
Veolia Environnement	405,900	31,276.73
Suez SA	550,000	28,468.66
Other securities		69,431	1.62
		129,175	3.01

Miscellanous - 3.13%
Other common stocks in initial period of acquisition		134,369	3.13

Total common stocks (cost: $2,731,292,000)		3,632,948	84.62

	Principal	Market	Percent
	amount	value	of net
Short-term securities - 15.58%	(000)	(000)	assets

Federal Home Loan Bank 5.155%-5.17% due 2/23-3/28/2007 (2)	$53,100	$52,485	1.22%
Amsterdam Funding Corp. 5.24%-5.25% due 1/4-2/7/2007 (3)	45,000	44,833	1.04
Allied Irish Banks N.A. Inc. 5.23%-5.28% due 1/4-1/29/2007 (3)	35,000	34,913.81
Ranger Funding Co. LLC 5.25%-5.26% due 1/24-2/1/2007 (3)	35,000	34,849.81
Liberty Street Funding Corp. 5.25%-5.28% due 1/9-2/21/2007 (3)	35,000	34,828.81
BMW U.S. Capital LLC 5.22% due 2/14/2007 (3)	35,000	34,780.81
Danske Corp. 5.24%-5.285% due 1/30-1/31/2007 (3)	34,900	34,744.81
Bank of Ireland 5.24% due 1/22-3/14/2007 (3)	35,000	34,727.81
Dexia Delaware LLC 5.24% due 1/17/2007	29,500	29,431.69
Toyota Motor Credit Corp. 5.23% due 1/10-2/13/2007	21,400	21,320.50
Other securities		311,928	7.27

Total short-term securities (cost: $668,811,000)		668,838	15.58

Total investment securities (cost: $3,400,103,000)		4,301,786	100.20
Other assets less liabilities		(8,570)	(.20)

Net assets		$4,293,216	100.00%

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

"Miscellaneous" and "Other securities" include securities (with aggregate value of $6,820,000) which were valued under fair value procedures adopted by authority of the board of trustees.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company.  The market value of the fund's affiliated-company holding is included in "Other securities" under its respective industry sector in the preceding summary investment portfolio. Further details on this holding and related transactions during the year ended December 31, 2006, appear below.

Company	Beginning shares	Purchases	Sales	Ending shares	Dividend income (000)	Market value of affiliate at 12/31/06 (000)

WestJet Airlines Ltd. (1)	-	750,000	-	750,000	-	$9,396

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1) Security did not produce income during the last 12 months.
(2) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.
(3) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities, including those in "Other securities" in the summary investment portfolio, was $454,194,000, which represented 10.58% of the net assets of the fund.

ADR = American Depositary Receipts

See Notes to Financial Statements

Global Small Capitalization Fund

Summary investment portfolio, December 31, 2006

LARGEST INDIVIDUAL EQUITY SECURITIES	Percent of net assets

Kingboard Chemical Holdings	1.4%
Advanced Medical Optics	1.3
ORCO PROPERTY GROUP	1.3
Central African Mining & Exploration Co.	1.2
Xinao Gas Holdings	1.2
Novell	1.1
Hyundai Mipo Dockyard	1.1
CNET Networks	1.0
TaeWoong Co.	1.0
Oilexco	1.0

	Shares	Market	Percent
		value	of net
Common stocks - 93.20%		(000)	assets

Consumer discretionary - 17.01%
Jumbo SA	1,381,940	$30,231.95%
Schibsted ASA	741,000	26,517.84
Rambler Media Ltd. (1)	718,400	24,066.76
Pantaloon Retail (India) Ltd.	2,520,750	23,379.74
CKE Restaurants, Inc.	1,250,000	23,000.72
Lions Gate Entertainment Corp. (1)	2,140,706	22,970.72
Bob Evans Farms, Inc.	600,000	20,532.65
Life Time Fitness, Inc. (1)	420,000	20,374.64
Integrated Distribution Services Group Ltd.	10,732,000	19,539.62
Other securities		329,512	10.37
		540,120	17.01

Information technology - 15.73%
Kingboard Chemical Holdings Ltd.	11,482,000	45,101	1.42
Novell, Inc. (1)	5,818,800	36,077	1.14
CNET Networks, Inc. (1)	3,625,000	32,951	1.04
Red Hat, Inc. (1)	1,250,000	28,750.90
Varian Semiconductor Equipment Associates, Inc. (1)	480,000	21,850.69
TIBCO Software Inc. (1)	2,215,000	20,910.66
Mentor Graphics Corp. (1)	1,155,000	20,825.66
Knot, Inc. (1)	450,000	11,808
Knot, Inc. (1) (2)	330,000	8,659.64
Other securities		272,487	8.58
		499,418	15.73

Industrials - 13.30%
Hyundai Mipo Dockyard Co., Ltd.	281,450	36,033	1.14
TaeWoong Co., Ltd.	942,997	32,465	1.02
GS Engineering & Construction Co. Ltd.	350,000	31,291.99
Samsung Engineering Co., Ltd.	597,550	27,804.88
Kumho Industrial Co., Ltd.	1,000,000	26,842.85
Corrections Corporation of America (1)	450,000	20,353.64
International Container Terminal Services, Inc.	47,285,000	20,036.63
Other securities		227,383	7.15
		422,207	13.30

Materials - 11.04%
Central African Mining & Exploration Co. PLC (1)	34,705,000	38,223	1.20
Cleveland-Cliffs Inc.	550,000	26,642.84
Sino-Forest Corp. (1)	3,725,100	25,045.79
Sierra Leone Diamond Co. Ltd. (1)	5,805,000	14,018
Sierra Leone Diamond Co. Ltd. (1) (2)	2,480,000	5,989.63
Other securities		240,448	7.58
		350,365	11.04

Health care - 10.37%
Advanced Medical Optics, Inc. (1)	1,171,000	41,219	1.30
Mentor Corp.	590,300	28,848.91
Beckman Coulter, Inc.	450,000	26,910.85
ArthroCare Corp. (1)	572,000	22,834.72
Integra LifeSciences Holdings Corp. (1)	500,000	21,295.67
Kyphon Inc. (1)	487,000	19,675.62
Wright Medical Group, Inc. (1)	824,000	19,183.60
Other securities		149,229	4.70
		329,193	10.37

Energy - 7.82%
Oilexco Inc. (United Kingdom) (1) (2)	1,900,000	11,533
Oilexco Inc. (United Kingdom) (1)	1,755,000	10,653
Oilexco Inc. (1)	803,900	5,005
Oilexco Inc. (1) (2)	725,000	4,513	1.00
Quicksilver Resources Inc. (1)	830,550	30,390.96
OPTI Canada Inc. (1)	1,231,100	20,910.66
Paladin Resources Ltd (Canada) (1)	2,150,000	14,714
Paladin Resources Ltd (1)	849,703	5,965.65
Aventine Renewable Energy, Inc. (1)	870,000	20,497.65
Other securities		124,072	3.90
		248,252	7.82

Financials - 7.53%
ORCO PROPERTY GROUP SA	318,262	40,522	1.28
IndyMac Bancorp, Inc.	650,000	29,354.92
Other securities		169,239	5.33
		239,115	7.53

Utilities - 2.62%
Xinao Gas Holdings Ltd.	32,539,000	36,817	1.16
Manila Electric Co., Class B (1)	19,124,800	21,480.68
Other securities		24,838.78
		83,135	2.62

Telecommunication services - 1.64%
Other securities		52,018	1.64

Consumer staples - 1.22%
Other securities		38,601	1.22

Miscellaneous - 4.92%
Other common stocks in initial period of acquisition		156,216	4.92

Total common stocks (cost: $2,204,910,000)		2,958,640	93.20

Rights & warrants - 0.14%

Other - 0.08%
Other securities		2,410.08

Miscellaneous - 0.06%
Other rights & warrants in initial period of acquisition		1,860.06

Total rights & warrants (cost: $645,000)		4,270.14

Convertible securities - 0.00%

Other - 0.00%
Other securities		-	.00

Total convertible securities (cost: $625,000)		-	.00

Short-term securities - 6.74%	Principal amount (000)

Old Line Funding, LLC 5.26% due 1/12/2007 (2)	$25,000	24,956.79
Amsterdam Funding Corp. 5.24%-5.25% due 1/26-2/1/2007 (2)	25,000	24,890.78
UBS Finance (Delaware) LLC 5.245% due 2/14/2007	25,000	24,843.78
Swedish Export Credit Corp. 5.23% due 1/10/2007	22,700	22,667.71
Barton Capital LLC 5.26% due 1/11-1/16/2007 (2)	21,950	21,911.69
Stadshypotek Delaware Inc. 5.24% due 2/2/2007 (2)	20,000	19,904.63
Jupiter Securitization Co., LLC 5.25% due 1/8/2007 (2)	19,600	19,577.62
Other securities		55,149	1.74

Total short-term securities (cost: $213,890,000)		213,897	6.74

Total investment securities (cost: $2,420,070,000)		3,176,807	100.08
Other assets less liabilities		(2,359)	(.08)

Net assets		$3,174,448	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

"Miscellaneous" and "Other securities" include securities (with aggregate value of $4,231,000), which were valued under fair value procedures adopted by authority of the board of trustees.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company.  Some of the fund's affiliated holdings listed below are also among the fund's largest holdings and are shown in the preceding summary investment portfolio. Affiliated companies not among the fund's largest holdings are included in the market value of "Other securities" under their respective industry sectors.
Further details on these holdings and related transactions during the year ended December 31, 2006, appear below.

Company	Beginning shares	Purchases	Sales	Ending shares	Dividend income (000)	Market value of affiliates at 12/31/06 (000)

TaeWoong Co., Ltd.	-	942,997	-	942,997	$72	$32,465
Sierra Leone Diamond Co. Ltd. (1)	5,805,000	-	-	5,805,000	-	14,018
Sierra Leone Diamond Co. Ltd. (1) (2)	-	2,480,000	-	2,480,000	-	5,989
Jaguar Mining Inc. (1) (2)	-	1,905,000	-	1,905,000	-	11,107
Jaguar Mining Inc. (1)	-	1,043,000	-	1,043,000	-	6,081
Min Aik Technology Co., Ltd.	5,586,000	-	-	5,586,000	536	11,145
Gemfields Resources PLC (1) (2)	2,666,000	2,150,000	-	4,816,000	-	3,960
Gemfields Resources PLC (1)	2,000,000	-	-	2,000,000	-	1,645
Ondine Biopharma Corp. (1) (2)	1,660,000	960,000	-	2,620,000	-	3,217
Ondine Biopharma Corp. (United Kingdom) (1) (2)	490,000	-	-	490,000	-	547
Ondine Biopharma Corp. (1)	400,000	-	-	400,000	-	491
CallWave, Inc. (1)	-	1,348,700	-	1,348,700	-	3,641
Jahwa Electronics Co., Ltd. (3)	1,039,000	-	1,039,000	-	-	-
Korea Development Corp. (3)	600,000	-	600,000	-	148	-
					$756	$94,306

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1) Security did not produce income during the last 12 months.
(2) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities, including those in "Other securities" in the summary investment portfolio, was $216,346,000, which represented 6.82% of the net assets of the fund.

(3) Unaffiliated issuer at December 31, 2006.

See Notes to Financial Statements

Growth Fund

Summary investment portfolio, December 31, 2006

LARGEST INDIVIDUAL EQUITY SECURITIES	Percent of net assets

Google	3.2%
Altria Group	2.7
Microsoft	2.4
Roche Holdings	2.3
Lowe's Companies	1.9
Target	1.7
Schlumberger	1.6
Kohl's	1.4
Medtronic	1.4
Fannie Mae	1.3

	Shares	Market	Percent
		value	of net
Common stocks - 92.33%		(000)	assets

Information technology - 15.40%
Google Inc., Class A (1)	1,881,400	$866,347	3.20%
Microsoft Corp.	21,395,000	638,855	2.36
Cisco Systems, Inc. (1)	12,553,000	343,073	1.27
Oracle Corp. (1)	14,622,800	250,635.93
NAVTEQ Corp. (1) (2)	5,700,000	199,329.74
Nokia Corp.	5,015,000	102,428
Nokia Corp. (ADR)	4,250,000	86,360.70
Samsung Electronics Co., Ltd.	235,000	154,981.57
eBay Inc. (1)	5,000,000	150,350.56
Other securities		1,376,469	5.07
		4,168,827	15.40

Energy - 14.99%
Schlumberger Ltd.	6,719,600	424,410	1.57
Canadian Natural Resources, Ltd.	5,625,700	300,221	1.11
Halliburton Co.	9,350,000	290,318	1.07
Suncor Energy Inc.	3,008,256	237,101.88
Devon Energy Corp.	3,409,072	228,681.84
Transocean Inc. (1)	2,731,400	220,943.82
Southwestern Energy Co. (1)	4,681,200	164,076.61
EOG Resources, Inc.	2,515,000	157,062.58
Other securities		2,035,820	7.51
		4,058,632	14.99

Health care - 13.37%
Roche Holding AG	3,460,000	620,392	2.29
Medtronic, Inc.	6,900,000	369,219	1.36
Zimmer Holdings, Inc. (1)	3,910,000	306,466	1.13
Amgen Inc. (1)	4,200,000	286,902	1.06
WellPoint, Inc. (1)	3,040,000	239,218.88
Other securities		1,799,120	6.65
		3,621,317	13.37

Consumer discretionary - 13.07%
Lowe's Companies, Inc.	16,526,000	514,785	1.90
Target Corp.	7,890,000	450,125	1.66
Kohl's Corp. (1)	5,540,000	379,102	1.40
Carnival Corp., units	6,905,000	338,690	1.25
Johnson Controls, Inc.	3,599,600	309,278	1.14
Starbucks Corp. (1)	6,920,000	245,106.91
Best Buy Co., Inc.	4,490,400	220,883.82
Other securities		1,080,554	3.99
		3,538,523	13.07

Consumer staples - 8.22%
Altria Group, Inc.	8,380,000	719,172	2.66
Walgreen Co.	5,000,000	229,450.85
L'Oréal SA	1,500,000	150,214.55
Coca-Cola Co.	2,645,000	127,621.47
Procter & Gamble Co.	855,000	54,951.20
Other securities		945,861	3.49
		2,227,269	8.22

Financials - 8.14%
Fannie Mae	6,140,000	364,655	1.35
American International Group, Inc.	4,350,000	311,721	1.15
Freddie Mac	4,572,700	310,486	1.15
Banco Bradesco SA, preferred nominative (ADR)	5,646,700	227,844.84
Marsh & McLennan Companies, Inc.	4,963,200	152,172.56
Citigroup Inc.	2,000,000	111,400.41
Other securities		724,973	2.68
		2,203,251	8.14

Industrials - 6.57%
Boeing Co.	2,565,000	227,875.84
General Electric Co.	5,270,000	196,097.72
Other securities		1,354,065	5.01
		1,778,037	6.57

Materials - 6.22%
Barrick Gold Corp.	11,500,000	353,050	1.30
Newmont Mining Corp.	6,305,000	284,671	1.05
Potash Corp. of Saskatchewan Inc.	1,500,000	215,220.79
Freeport-McMoRan Copper & Gold Inc., Class B	2,704,500	150,722.56
Other securities		681,952	2.52
		1,685,615	6.22

Telecommunication services - 3.34%
Qwest Communications International Inc. (1)	43,050,000	360,328	1.33
Sprint Nextel Corp., Series 1	17,430,000	329,253	1.22
Other securities		213,966.79
		903,547	3.34

Utilities - 0.65%
Other securities		175,626.65

Miscellaneous - 2.36%
Other common stocks in initial period of acquisition		639,247	2.36

Total common stocks (cost: $19,314,598,000)		24,999,891	92.33

Short-term securities - 7.85%	Principal amount (000)

Federal Home Loan Bank 5.085%-5.155% due 1/12-1/31/2007	190,200	189,641.70
Variable Funding Capital Corp. 5.23%-5.235% due 1/17-2/26/2007 (3)	180,000	178,794.66
Clipper Receivables Co., LLC 5.23%-5.25% due 1/2-1/31/2007 (3)	175,600	175,131.65
Bank of America Corp 5.205%-5.25% due 1/23-2/28/2007	175,000	173,935.64
Procter & Gamble International Funding S.C.A. 5.23%-5.24% due 1/5-1/26/2007 (3)	150,000	149,575.55
CAFCO, LLC 5.25%-5.30% due 1/2-2/12/2007 (3)	82,100	81,747
Ciesco LLC 5.24%-5.25% due 2//5-2/7/2007 (3)	50,200	49,929
Citigroup Funding Inc. 5.24% due 2/12/2007 (4)	15,900	15,802.55
International Lease Finance Corp. 5.21%-5.22% due 2/1-2/9/2007	100,000	99,479
American General Finance Corp. 5.22% due 1/9/2007	16,500	16,479.43
Coca-Cola Co. 5.19%-5.20% due 1/17-1/30/2007 (3)	75,000	74,769.28
Other securities		918,808	3.39

Total short-term securities (cost: $2,123,957,000)		2,124,089	7.85

Total investment securities (cost: $21,438,555,000)		27,123,980	100.18
Other assets less liabilities		$(47,523)	$(.18)

Net assets		$27,076,457	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company. The market value of the fund's holdings in affiliated companies is included in "Other securities" under their respective industry sectors in the preceding summary investment portfolio. Further details on these holdings and related transactions during the year ended December 31, 2006, appear below.

Company	Beginning shares	Purchases	Sales	Ending shares	Dividend income (000)	Market value of affiliates at 12/31/06 (000)

NAVTEQ Corp. (1) (2)	-	5,700,000	-	5,700,000	-	$199,329
Rosetta Resources Inc. (1) (2) (3)	2,980,000	-	-	2,980,000	-	55,637
KGen Power Corp. (1) (2) (3) (5)	-	3,166,128	-	3,166,128	-	44,326
DataPath, Inc. (1) (2) (3)	-	2,819,968	-	2,819,968	-	26,790
Aveta, Inc. (1) (3) (6)	3,918,000	-	-	3,918,000	-	-
					-	$326,082

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1) Security did not produce income during the last 12 months.
(2) Represents an affiliated company as defined under the Investment Company Act of 1940.
(3) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities, including those in "Other securities" in the summary investment portfolio, was $1,627,625,000, which represented 6.01% of the net assets of the fund.

(4) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.
(5) Valued under fair value procedures adopted by authority of the board of trustees.
(6) Unaffiliated issuer at December 31, 2006.

ADR = American Depositary Receipts

See Notes to Financial Statements

International Fund

Summary investment portfolio, December 31, 2006

LARGEST INDIVIDUAL EQUITY SECURITIES	Percent of net assets

Roche Holding	2.3%
Bayer	2.3
Novo Nordisk	2.2
Unibanco	2.0
Nestlé	2.0
Credit Suisse	1.7
Veolia Environnement	1.6
Kookmin Bank	1.4
Nitto Denko	1.4
Royal Dutch Shell	1.4

		Market	Percent
		value	of net
Common stocks - 90.85%	Shares	(000)	assets

Financials - 23.87%
Unibanco-União de Bancos Brasileiros SA, units (GDR)	1,946,000	$180,900	2.00%
Credit Suisse Group	2,205,000	154,256	1.71
Kookmin Bank	1,613,500	130,017	1.44
Sun Hung Kai Properties Ltd.	10,286,000	118,168	1.31
BNP Paribas	986,090	107,532	1.19
Société Générale	586,750	99,557	1.10
ICICI Bank Ltd.	4,400,000	88,928.99
ING Groep NV	1,915,810	84,906.94
Banco Bilbao Vizcaya Argentaria, SA	3,502,500	84,291.93
Sumitomo Mitsui Financial Group, Inc.	7,375	75,609.84
Macquarie Bank Ltd.	1,206,898	75,141.83
Hana Financial Holdings	1,398,422	73,569.81
Mitsubishi UFJ Financial Group, Inc.	5,684	70,214.78
Erste Bank der oesterreichischen Sparkassen AG	852,647	65,361.72
Swire Pacific Ltd., Class A	5,720,000	61,447.68
Other securities		685,313	7.60
		2,155,209	23.87

Health care - 9.07%
Roche Holding AG	1,151,500	206,469	2.29
Novo Nordisk A/S, Class B	2,356,100	196,234	2.17
UCB SA	1,304,456	89,550.99
Merck KGaA	679,000	70,362.78
Richter Gedeon NYRT	307,000	70,061.78
AstraZeneca PLC (United Kingdom)	729,500	39,194
AstraZeneca PLC (Sweden)	510,500	27,410.74
Other securities		119,263	1.32
		818,543	9.07

Materials - 8.47%
Bayer AG	3,789,600	203,300	2.25
Nitto Denko Corp.	2,591,500	129,793	1.44
Linde AG	959,624	99,087	1.10
Barrick Gold Corp.	2,603,202	80,134.89
Other securities		252,606	2.79
		764,920	8.47

Information technology - 8.41%
Samsung Electronics Co., Ltd.	168,064	110,837	1.23
Taiwan Semiconductor Manufacturing Co. Ltd.	27,308,177	56,578
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	1,879,319	20,541.85
Hon Hai Precision Industry Co., Ltd.	9,707,388	69,275.77
Murata Manufacturing Co., Ltd.	1,005,000	67,985.75
Toshiba Corp.	10,383,000	67,620.75
Other securities		366,285	4.06
		759,121	8.41

Consumer staples - 7.84%
Nestlé SA	508,600	180,719	2.00
L'Oréal SA	1,117,000	111,859	1.24
Seven & I Holdings Co., Ltd.	3,327,000	103,445	1.15
METRO AG	1,003,000	63,931.71
Other securities		247,513	2.74
		707,467	7.84

Consumer discretionary - 7.69%
Kingfisher PLC	15,603,645	72,866.81
Continental AG	605,000	70,325.78
Other securities		550,943	6.10
		694,134	7.69

Energy - 7.39%
Royal Dutch Shell PLC, Class B	2,460,219	86,226
Royal Dutch Shell PLC, Class B (ADR)	275,839	19,626
Royal Dutch Shell PLC, Class A	522,000	18,403	1.38
Reliance Industries Ltd.	3,628,695	104,488	1.16
Oil & Natural Gas Corp. Ltd.	4,020,000	79,407.88
Husky Energy Inc.	1,035,000	69,356.77
Norsk Hydro ASA	2,050,000	63,656.70
Other securities		225,761	2.50
		666,923	7.39

Telecommunication services - 5.68%
Koninklijke KPN NV	8,685,600	123,422	1.37
América Móvil SAB de CV, Series L (ADR)	2,315,000	104,684	1.16
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B	83,725,000	94,073	1.04
Telekom Austria AG	2,693,678	72,147.80
Other securities		119,062	1.31
		513,388	5.68

Utilities - 3.89%
Veolia Environnement	1,855,900	143,003	1.58
E.ON AG	700,000	94,972	1.05
Other securities		113,508	1.26
		351,483	3.89

Industrials - 3.57%
Samsung Engineering Co., Ltd.	1,592,000	74,077.82
Other securities		247,963	2.75
		322,040	3.57

MISCELLANEOUS - 4.97%
Other common stocks in initial period of acquisition		449,131	4.97

Total common stocks (cost: $5,823,596,000)		8,202,359	90.85

Short-term securities - 9.00%	Principal amount (000)

Swedish Export Credit Corp. 5.23%-5.25% due 1/16-2/13/2007	$63,900	63,660.71
Toyota Motor Credit Corp. 5.23%-5.24% due 1/10/-1/17/2007	62,700	62,569.69
Alcon Capital Corp. 5.21% due 1/17/2007 (1)	43,800	43,697.48
Barton Capital LLC 5.26% due 1/30/2007 (1)	30,000	29,868.33
Other securities		612,714	6.79

Total short-term securities (cost: $812,453,000)		812,508	9.00

Total investment securities (cost: $6,636,049,000)		9,014,867	99.85
Other assets less liabilities		13,365.15

Net assets		$9,028,232	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

"Miscellaneous" and "Other securities" include securities (with aggregate value of $8,712,000), which were valued under fair value procedures adopted by authority of the board of trustees.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities, including those in "Other securities" in the summary investment portfolio, was $428,707,000, which represented 4.75% of the net assets of the fund.

ADR = American Depositary Receipts
GDR = Global Depositary Receipts

See Notes to Financial Statements

New World Fund

Summary investment portfolio, December 31, 2006

LARGEST INDIVIDUAL EQUITY SECURITIES	Percent of net assets

Tesco	2.0%
Murray & Roberts Holdings	1.7
Bank Rakyat	1.6
Erste Bank	1.4
KRKA	1.3
Oil & Natural Gas	1.2
Nokia	1.2
Novo Nordisk	1.1
Toyota Motor	1.1
Royal Dutch Shell	1.1

	Shares	Market	Percent
		value	of net
Common stocks - 84.60%		(000)	assets

Financials - 17.96%
PT Bank Rakyat Indonesia	36,995,950	$21,196	1.63%
Erste Bank der oesterreichischen Sparkassen AG	246,024	18,859	1.45
Bank Muscat (SAOG) (GDR)	1,120,125	14,001	1.08
Housing Development Finance Corp. Ltd.	375,100	13,835	1.06
JSC Halyk Bank of Kazakhstan (GDR) (1)	354,979	7,809
JSC Halyk Bank of Kazakhstan (GDR) (1) (2)	169,100	3,720.89
Banco Santander Central Hispano, SA	535,782	9,996.77
Unibanco-União de Bancos Brasileiros SA, units (GDR)	102,000	9,482.73
EFG International (1)	240,000	9,050.70
Piraeus Bank SA	276,250	8,901.68
Other securities		116,731	8.97
		233,580	17.96

Consumer staples - 10.04%
Tesco PLC	3,283,418	26,005	2.00
Fomento Económico Mexicano, SA de CV (ADR)	99,300	11,495.88
IOI Corp. Bhd.	2,147,000	11,201.86
Nestlé SA	31,500	11,193.86
Other securities		70,731	5.44
		130,625	10.04

Industrials - 9.49%
Murray & Roberts Holdings Ltd.	3,764,000	21,624	1.66
Doosan Heavy Industries and Construction Co., Ltd.	251,300	11,964.92
Wienerberger AG	194,000	11,518.89
ALL - América Latina Logística, units	950,000	9,870.76
Far Eastern Textile Ltd.	11,174,944	9,776.75
Orascom Construction Industries Co. (GDR)	98,000	9,437.73
Other securities		49,186	3.78
		123,375	9.49

Consumer discretionary - 9.11%
Toyota Motor Corp.	211,100	14,121	1.09
Kuoni Reisen Holding AG, Class B (1)	21,451	11,477.88
Truworths International Ltd.	2,477,000	11,370.87
Honda Motor Co., Ltd.	250,000	9,874.76
Grupo Televisa, SA, ordinary participation certificates (ADR)	365,000	9,859.76
Other securities		61,787	4.75
		118,488	9.11

Telecommunication services - 7.46%
América Móvil SAB de CV, Series L (ADR)	310,000	14,018	1.08
Telekomunikacja Polska SA	1,625,000	13,733	1.05
Tele Norte Leste Participações SA, preferred nominative	685,797	10,284.79
Other securities		59,056	4.54
		97,091	7.46

Materials - 7.45%
Taiwan Cement Corp.	13,538,235	12,238.94
Votorantim Celulose e Papel SA, preferred nominative (ADR)	555,000	10,884.84
ACC Ltd.	395,000	9,730.75
Harmony Gold Mining Co. Ltd. (1)	590,000	9,399.72
Other securities		54,623	4.20
		96,874	7.45

Energy - 6.25%
Oil & Natural Gas Corp. Ltd.	818,453	16,167	1.24
Royal Dutch Shell PLC, Class B	320,000	11,215
Royal Dutch Shell PLC, Class B (ADR)	39,949	2,842	1.08
Petróleo Brasileiro SA - Petrobras, ordinary nominative (ADR)	86,000	8,857
Petróleo Brasileiro SA - Petrobras, preferred nominative (ADR)	53,000	4,916	1.06
Other securities		37,290	2.87
		81,287	6.25

Information technology - 6.24%
Nokia Corp. (ADR)	502,100	10,203
Nokia Corp.	236,900	4,838	1.16
Hon Hai Precision Industry Co., Ltd.	1,937,708	13,828	1.06
Samsung Electronics Co., Ltd.	17,200	11,343.87
Acer Inc.	4,564,000	9,526.73
Mediatek Incorporation	889,319	9,199.71
Other securities		22,212	1.71
		81,149	6.24

Health care - 3.85%
KRKA, d.d., Novo mesto (3)	16,864	17,377	1.34
Novo Nordisk A/S, Class B	175,160	14,589	1.12
Other securities		18,157	1.39
		50,123	3.85

Utilities - 3.01%
RAO Unified Energy System of Russia (GDR)	90,000	9,864.76
AES Corp. (1)	400,000	8,816.68
Other securities		20,416	1.57
		39,096	3.01

Miscellaneous - 3.74%
Other common stocks in initial period of acquisition		48,710	3.74

Total common stocks (cost: $767,951,000)		1,100,398	84.60

	Principal	Market	Percent
	amount	value	of net
Bonds & notes - 7.53%	(000)	(000)	assets

Non-U.S. government bonds & notes - 7.16%
Argentina (Republic of):
4.193% 2012 (4) (5)	$2,000	1,419
5.83% 2033 (4) (6) (7)	ARS 35,814	12,337
GDP-Linked 2035	43,865	1,706
0.63%-2.00% 2014-2038 (4) (6)	13,541	2,246	1.36%
Brazil (Federal Republic of) Global:
12.50% 2016	R$ 1,900	1,011
8.00%-11.00% 2010-2040 (4)	$9,534	11,708
Brazilian Treasury Bill 0%-6.00% 2007-2011 (6)	R$ 4,000	2,655	1.18
United Mexican States Government:
6.073%-11.375% 2009-2016	$8,180	9,465
8.00%-10.00% 2013-2024	MXP 34,001	3,644	1.01
Other securities		46,932	3.61
		93,123	7.16

Other - 0.37%
Other securities		4,820.37

Total bonds & notes (cost: $85,580,000)		97,943	7.53

	Principal	Market	Percent
	amount	value	of net
Short-term securities - 7.56%	(000)	(000)	assets

Stadshypotek Delaware Inc. 5.24% due 1/25-2/2/2007 (2)	18,600	18,529	1.43%
American Honda Finance Corp. 5.23% due 1/5/2007	13,500	13,490	1.04
Sheffield Receivables Corp. 5.26% due 1/24/2007 (2)	13,000	12,954	1.00
UBS Finance (Delaware) LLC 5.245% due 1/5/2007	11,500	11,492.88
BMW U.S. Capital LLC 5.22% due 2/14/2007 (2)	10,000	9,937.76
DaimlerChrysler Revolving Auto Conduit LLC 5.30% due 1/10/2007	9,800	9,786.75
Other securities		22,168	1.70

Total short-term securities (cost: $98,349,000)		98,356	7.56

Total investment securities (cost: $951,880,000)		1,296,697	99.69
Other assets less liabilities		4,070.31

Net assets		$1,300,767	100.00%

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Security did not produce income during the last 12 months.
(2) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities, including those in "Other securities" in the summary investment portfolio, was $75,341,000, which represented 5.79% of the net assets of the fund.

(3) Valued under fair value procedures adopted by the board of trustees. The total value of all such securities, including those in "Miscellaneous" and "Other securities," was $20,575,000.
(4) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(5) Coupon rate may change periodically.
(6) Index-linked bond whose principal amount moves with a government retail price index.
(7) Payment in kind; the issuer has the option of paying additional securities in lieu of cash.

ADR = American Depositary Receipts
GDR = Global Depositary Receipts

See Notes to Financial Statements

Blue Chip Income and Growth Fund

Summary investment portfolio, December 31, 2006

LARGEST INDIVIDUAL EQUITY SECURITIES	Percent of net assets

Citigroup	4.2%
General Electric	4.0
BellSouth	3.9
Fannie Mae	3.5
Oracle	3.0
Tyco	3.0
Hewlett-Packard	3.0
Lowe's Companies	2.9
JPMorgan Chase	2.6
Microsoft	2.6

	Shares	Market	Percent
		value	of net
Common stocks - 91.22%		(000)	assets

Financials - 18.96%
Citigroup Inc.	3,125,000	$174,062	4.25%
Fannie Mae	2,430,000	144,318	3.53
J.P. Morgan Chase & Co.	2,200,000	106,260	2.60
American International Group, Inc.	1,300,000	93,158	2.27
Bank of America Corp.	1,176,395	62,808	1.53
Capital One Financial Corp.	700,000	53,774	1.31
Freddie Mac	700,000	47,530	1.16
Washington Mutual, Inc.	750,000	34,117.83
Other securities		60,724	1.48
		776,751	18.96

Information technology - 17.45%
Oracle Corp. (1)	7,200,000	123,408	3.01
Hewlett-Packard Co.	2,950,000	121,511	2.97
Microsoft Corp.	3,550,000	106,003	2.59
International Business Machines Corp.	975,000	94,721	2.31
Intel Corp.	4,000,000	81,000	1.98
Cisco Systems, Inc. (1)	2,500,000	68,325	1.67
Texas Instruments Inc.	1,500,000	43,200	1.05
Applied Materials, Inc.	1,800,000	33,210.81
Other securities		43,537	1.06
		714,915	17.45

Health care - 14.30%
Aetna Inc.	2,400,000	103,632	2.53
UnitedHealth Group Inc.	1,250,000	67,163	1.64
Cardinal Health, Inc.	900,000	57,987	1.42
Pfizer Inc	2,050,000	53,095	1.30
AstraZeneca PLC (ADR)	875,000	46,856	1.14
Abbott Laboratories	950,000	46,275	1.13
Amgen Inc. (1)	665,000	45,426	1.11
Merck & Co., Inc.	1,000,000	43,600	1.06
Eli Lilly and Co.	825,000	42,982	1.05
Schering-Plough Corp.	1,750,000	41,370	1.01
Bristol-Myers Squibb Co.	1,425,000	37,506.91
		585,892	14.30

Consumer discretionary - 12.42%
Lowe's Companies, Inc.	3,800,000	118,370	2.89
Target Corp.	1,475,000	84,149	2.05
Omnicom Group Inc.	400,000	41,816	1.02
Clear Channel Communications, Inc.	1,150,000	40,871	1.00
Leggett & Platt, Inc.	1,500,000	35,850.88
Dollar General Corp.	2,075,000	33,324.81
Harley-Davidson, Inc.	425,000	29,950.73
TJX Companies, Inc.	1,000,000	28,520.70
Carnival Corp., units	575,000	28,204.69
Other securities		67,642	1.65
		508,696	12.42

Industrials - 11.46%
General Electric Co.	4,400,000	163,724	4.00
Tyco International Ltd.	4,050,000	123,120	3.00
United Technologies Corp.	760,000	47,515	1.16
United Parcel Service, Inc., Class B	605,000	45,363	1.11
Norfolk Southern Corp.	592,800	29,812.73
Other securities		59,907	1.46
		469,441	11.46

Telecommunication services - 5.88%
BellSouth Corp.	3,350,000	157,818	3.85
AT&T Inc.	1,400,000	50,050	1.22
Other securities		32,950.81
		240,818	5.88

Energy - 4.74%
Schlumberger Ltd.	940,000	59,370	1.45
ConocoPhillips	650,000	46,768	1.14
EOG Resources, Inc.	600,000	37,470.92
Royal Dutch Shell PLC, Class A (ADR)	500,000	35,395.86
Other securities		15,326.37
		194,329	4.74

Consumer staples - 3.11%
Wal-Mart Stores, Inc.	1,500,000	69,270	1.69
Other securities		58,219	1.42
		127,489	3.11

Materials - 1.13%
Other securities		46,110	1.13

Utilities - 0.92%
Other securities		37,729.92

Miscellaneous - 0.85%
Other common stocks in initial period of acquisition		34,700.85

Total common stocks (cost: $3,001,188,000)		3,736,870	91.22

Short-term securities - 8.20%	Principal amount (000)

Coca-Cola Co. 5.19% due 1/17/2007-1/18/2007 (2)	$50,000	49,875	1.50
Atlantic Industries 5.23% due 2/28/2007 (2)	11,700	11,603
Procter & Gamble International Funding S.C.A. 5.23% - 5.28% due 1/9/2007 - 2/9/2007 (2)	42,100	42,012	1.03
Abbott Laboratories 5.20% - 5.24% due 1/25/2007 - 3/6/2007 (2)	24,300	24,162.59
International Lease Finance Corp. 5.22% due 1/31/2007	15,000	14,935.36
Ranger Funding Co., LLC 5.24% due 1/3/2007 (2)	13,500	13,494.33
Jupiter Securitization Co., LLC 5.27% due 1/4/2007 (2)	12,500	12,493.30
Freddie Mac 5.10% due 1/16/2007	10,600	10,575.26
CAFCO, LLC 5.25% due 1/16/2007 (2)	8,500	8,480.21
Other securities		148,198	3.62

Total short-term securities (cost: $335,819,000)		335,827	8.20

Total investment securities (cost: $3,337,007,000)		4,072,697	99.42
Other assets less liabilities		23,664.58

Net assets		$4,096,361	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Security did not produce income during the last 12 months.
(2) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities, including those in "Other securities" in the summary investment portfolio, was $228,629,000, which represented 5.58% of the net assets of the fund.

ADR = American Depositary Receipts

See Notes to Financial Statements

Global Growth and Income Fund

Summary investment portfolio, December 31, 2006

LARGEST INDIVIDUAL EQUITY SECURITIES	Percent of net assets

Potash Corp. of Saskatchewan	3.2%
Citigroup	1.8
Microsoft	1.7
Seven & I Holdings	1.6
Cathay Financial Holding	1.6
Yamana Gold	1.4
Israel Chemicals	1.4
OGDCL	1.3
Newmont Mining	1.3
Bayer	1.3

	Shares	Market	Percent
		value	of net
Common stocks - 83.44%		(000)	assets

Materials - 18.60%
Potash Corp. of Saskatchewan Inc.	150,000	$21,522	3.15%
Yamana Gold Inc.	750,000	9,860	1.44
Israel Chemicals Ltd.	1,500,000	9,389	1.38
Newmont Mining Corp.	200,000	9,030	1.32
Bayer AG	162,300	8,707	1.28
Mosaic Co. (1)	400,000	8,544	1.25
Barrick Gold Corp.	250,000	7,675	1.13
K+S AG	65,000	7,049	1.03
Newcrest Mining Ltd.	296,900	6,171	0.90
Gold Fields Ltd.	318,500	6,057	0.89
Other securities		32,948	4.83
		126,952	18.60

Financials - 15.72%
Citigroup Inc.	219,400	12,221	1.79
Cathay Financial Holding Co., Ltd.	4,722,624	10,727	1.57
AXA SA	146,222	5,917	0.87
Fairfax Financial Holdings Ltd.	27,000	5,371	0.79
TISCO Bank PCL	5,250,000	3,278
TISCO Bank PCL, nonvoting depositary receipt	3,225,000	2,004	0.77
FirstRand Ltd.	1,650,000	5,248	0.77
BOC Hong Kong (Holdings) Ltd.	1,856,500	5,037	0.74
Commerzbank U.S. Finance, Inc.	131,600	5,009	0.73
Other securities		52,506	7.69
		107,318	15.72

Consumer discretionary - 9.49%
Macquarie Communications Infrastructure Group	1,164,000	5,784	0.85
SEGA SAMMY HOLDINGS INC.	214,000	5,773	0.84
General Motors Corp.	186,700	5,735	0.84
Honda Motor Co., Ltd.	79,000	3,120	0.46
Other securities		44,324	6.50
		64,736	9.49

Information technology - 9.35%
Microsoft Corp.	392,700	11,726	1.72
EMC Corp. (1)	552,000	7,286	1.07
Advanced Micro Devices, Inc. (1)	350,000	7,123	1.04
Nokia Corp.	335,300	6,848	1.00
International Business Machines Corp.	68,600	6,665	0.98
Cisco Systems, Inc. (1)	201,180	5,498	0.81
Other securities		18,699	2.73
		63,845	9.35

Consumer staples - 7.48%
Seven & I Holdings Co., Ltd.	353,000	10,976	1.61
Koninklijke Ahold NV (1)	737,500	7,843	1.15
Shoppers Drug Mart Corp.	127,500	5,484	0.80
Other securities		26,762	3.92
		51,065	7.48

Telecommunication services - 5.92%
Vodafone Group PLC	2,087,000	5,782
Vodafone Group PLC (ADR)	100,000	2,778	1.25
AT&T Inc.	150,000	5,363	0.79
Telekom Austria AG	200,000	5,357	0.78
Other securities		21,153	3.10
		40,433	5.92

Industrials - 5.42%
General Electric Co.	217,800	8,104	1.19
Toll Holdings Ltd.	531,806	7,664	1.12
Tyco International Ltd.	204,000	6,202	0.91
Nippon Express Co., Ltd.	1,000,000	5,470	0.80
Other securities		9,545	1.40
		36,985	5.42

Energy - 5.41%
Oil and Gas Development Co. Ltd.	4,345,000	8,198
Oil and Gas Development Co. Ltd. (GDR)	46,200	850	1.33
Chevron Corp.	98,500	7,243	1.06
Other securities		20,621	3.02
		36,912	5.41

Health care - 4.42%
AstraZeneca PLC (United Kindgom)	95,900	5,152
AstraZeneca PLC (Sweden)	54,700	2,937	1.19
Novo Nordisk A/S, Class B	70,000	5,830	0.85
Roche Holding AG	30,850	5,532	0.81
Other securities		10,751	1.57
		30,202	4.42

Utilities - 1.63%
Other securities		11,137	1.63

Total common stocks (cost: $519,139,000)		569,585	83.44

Bonds & notes - 0.23%

Other - 0.23%
Other securities		1,592	0.23

Total bonds & notes (cost: $1,542,000)		1,592	0.23

Short-term securities - 16.01%	Principal amount (000)

Federal Home Loan Bank 5.155% due 3/28/2007	$9,400	9,278
Federal Home Loan Bank 5.17% due 2/23/2007 (2)	5,800	5,755	2.20
Amsterdam Funding Corp 5.25% due 1/4/2007 (3)	8,800	8,795	1.29
Barton Capital LLC 5.26% due 1/16/2007 (3)	5,450	5,437
Société Générale North America, Inc. 5.27% due 2/1/2007	2,000	1,990	1.09
Harley-Davidson Funding Corp. 5.26% due 1/29/2007 (3)	6,600	6,572	0.96
Jupiter Securitization Co., LLC 5.25%-5.26% due 1/8-2/5/2007 (3)	5,900	5,881	0.86
Stadshypotek Delaware Inc. 5.24% due 1/25-2/2/2007 (3)	5,400	5,375	0.79
BASF AG 5.23% due 1/12/2007 (3)	5,350	5,341	0.78
AT&T Inc. 5.32% due 1/2/2007 (3)	5,100	5,097	0.75
American Honda Finance Corp. 5.23% due 1/22/2007	5,000	4,984	0.73
Other securities		44,743	6.56

Total short-term securities (cost: $109,251,000)		109,248	16.01

Total investment securities (cost: $629,932,000)		680,425	99.68
Other assets less liabilities		2,168	0.32

Net assets		$682,593	100.00%

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Security did not produce income during the last 12 months.
(2) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.
(3) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities, including those in "Other securities" in the summary investment portfolio, was $70,764,000, which represented 10.37% of the net assets of the fund.

ADR = American Depositary Receipts
GDR = Global Depositary Receipts

See Notes to Financial Statements

Growth-Income Fund

Summary investment portfolio, December 31, 2006

LARGEST INDIVIDUAL EQUITY SECURITIES	Percent of net assets

Oracle	2.5%
Fannie Mae	2.1
Citigroup	2.1
American International Group	2.1
Lowe's Companies	1.9
General Electric	1.9
Intel	1.8
Microsoft	1.7
Cisco Systems	1.7
Tyco	1.6

		Market	Percent
		value	of net
Common stocks - 86.41%	Shares	(000)	assets

Information technology - 20.74%
Oracle Corp. (1)	38,605,000	$661,690	2.46%
Intel Corp.	23,620,000	478,305	1.78
Microsoft Corp.	15,635,000	466,861	1.74
Cisco Systems, Inc. (1)	16,840,000	460,237	1.71
Nokia Corp.	12,775,000	260,921
Nokia Corp. (ADR)	8,000,000	162,560	1.57
International Business Machines Corp.	4,200,000	408,030	1.52
Hewlett-Packard Co.	7,400,000	304,806	1.13
eBay Inc. (1)	9,200,000	276,644	1.03
Google Inc., Class A (1)	430,000	198,006.74
Other securities		1,900,514	7.06
		5,578,574	20.74

Financials - 13.35%
Fannie Mae	9,688,500	575,400	2.14
Citigroup Inc.	10,237,800	570,245	2.12
American International Group, Inc.	7,900,000	566,114	2.10
Bank of America Corp.	5,380,000	287,238	1.07
Capital One Financial Corp.	3,099,900	238,134.89
J.P. Morgan Chase & Co.	4,147,900	200,344.74
Freddie Mac	2,265,000	153,793.57
Wachovia Corp.	1,330,419	75,767.28
Other securities		925,534	3.44
		3,592,569	13.35

Health care - 12.40%
Medtronic, Inc.	4,450,000	238,119.89
Aetna Inc.	5,500,000	237,490.88
Cardinal Health, Inc.	3,500,000	225,505.84
WellPoint, Inc. (1)	2,750,000	216,397.80
Abbott Laboratories	4,290,000	208,966.78
Bristol-Myers Squibb Co.	7,860,000	206,875.77
AstraZeneca PLC (ADR)	3,395,150	181,810
AstraZeneca PLC (Sweden)	392,000	21,048.75
Eli Lilly and Co.	3,735,000	194,593.72
Other securities		1,604,666	5.97
		3,335,469	12.40

Consumer discretionary - 10.78%
Lowe's Companies, Inc.	16,460,000	512,729	1.91
Target Corp.	5,750,000	328,038	1.22
News Corp., Class A	10,815,200	232,310.86
Time Warner Inc.	9,500,000	206,910.77
Carnival Corp., units	3,982,100	195,322.73
Other securities		1,424,310	5.29
		2,899,619	10.78

Industrials - 8.83%
General Electric Co.	13,575,000	505,126	1.88
Tyco International Ltd.	13,945,300	423,937	1.57
United Technologies Corp.	3,950,000	246,954.92
United Parcel Service, Inc., Class B	3,000,000	224,940.84
Avery Dennison Corp.	2,815,000	191,223.71
Other securities		782,559	2.91
		2,374,739	8.83

Energy - 7.01%
Marathon Oil Corp.	3,085,000	285,363	1.06
Royal Dutch Shell PLC, Class A (ADR)	2,000,000	141,580
Royal Dutch Shell PLC, Class B (ADR)	1,790,391	127,386
Royal Dutch Shell PLC, Class B	139,816	4,900	1.02
Schlumberger Ltd.	4,040,000	255,166.95
Chevron Corp.	2,563,200	188,472.70
Other securities		884,021	3.28
		1,886,888	7.01

Consumer staples - 5.56%
Altria Group, Inc.	2,975,000	255,315.95
Avon Products, Inc.	5,400,000	178,416.66
Other securities		1,063,167	3.95
		1,496,898	5.56

Telecommunication services - 3.94%
AT&T Inc.	6,500,000	232,375.86
Sprint Nextel Corp., Series 1	11,168,500	210,973.79
Other securities		616,368	2.29
		1,059,716	3.94

Materials - 1.74%
Air Products and Chemicals, Inc.	2,660,000	186,945.69
Other securities		282,046	1.05
		468,991	1.74

Utilities - 1.13%

Other securities		303,405	1.13

Miscellaneous - 0.93%

Other common stocks in initial period of acquisition		251,180.93

Total common stocks (cost: $17,848,676,000)		23,248,048	86.41

Convertible securities - 0.36%

Other - 0.33%
Other securities		90,573.33

Miscellaneous - 0.03%

Other convertible securities in initial period of acquisition		7,087.03

Total convertible securities (cost: $100,077,000)		97,660.36

Bonds & notes - 0.05%

Other - 0.05%

Other securities		13,367.05

Total bonds & notes (cost: $12,529,000)		13,367.05

Short-term securities - 12.97%	Principal amount (000)

Freddie Mac 5.07%-5.17% due 1/9-3/27/2007	373,809	371,327	1.38
Federal Home Loan Bank 5.10%-5.18% due 1/3-3/16/2007	301,642	299,697	1.11
Variable Funding Capital Corp. 5.23%-5.25% due 1/4-2/2/2007 (2)	228,600	228,112.85
Clipper Receivables Co., LLC 5.23%-5.25% due 1/2-1/31/2007 (2)	225,000	224,338.83
Abbott Laboratories 5.18%-5.24% due 1/2-3/13/2007 (2)	220,500	219,162.81
Procter & Gamble International Funding S.C.A. 5.23%-5.27% due 1/8-2/12/2007 (2)	218,200	217,362.81
CIT Group, Inc. 5.22%-5.26% due 1/16-3/20/2007 (2)	185,400	184,308.69
CAFCO, LLC 5.25%-5.27% due 1/11-2/15/2007 (2)	90,900	90,450
Ciesco LLC 5.25%-5.26% due 1/5-2/7/2007 (2)	86,200	85,913.66
Fannie Mae 5.075%-5.17% due 1/3-3/23/2007	135,250	134,516.50
Park Avenue Receivables Co., LLC 5.23%-5.25% due 1/11-3/8/2007 (2)	129,750	129,106.48
Bank of America Corp. 5.24%-5.245% due 2/16-3/13/2007	113,600	112,716.42
International Lease Finance Corp. 5.21%-5.23% due 1/4-2/12/2007	85,700	85,541.32
Ranger Funding Co. LLC 5.25% due 1/12-3/1/2007 (2)	85,280	84,764.31
IBM Capital Inc. 5.19%-5.24% due 1/25-3/16/2007 (2)	76,300	75,799.28
Jupiter Securitization Co., LLC 5.25%-5.26% due 1/17-1/23/2007 (2)	71,345	71,129.26
Edison Asset Securitization LLC 5.23%-5.25% due 1/22-3/12/2007 (2)	67,900	67,580.25
AT&T Inc. 5.25%-5.26% due 1/11-1/18/2007 (2)	63,700	63,568.24
Hewlett-Packard Co. 5.24%-5.26% due 1/9-1/30/2007 (2)	58,000	57,839.21
Other securities		685,974	2.56

Total short-term securities (cost: $3,489,207,000)		3,489,201	12.97

Total investment securities (cost: $21,450,489,000)		26,848,276	99.79
Other assets less liabilities		56,578.21

Net assets		$26,904,854	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.
The following footnotes apply to either the individual securities noted or one or more of the aggregated and listed as a single line item.

(1) Security did not produce income during the last 12 months.
(2) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities, including those in "Other securities" in the summary investment portfolio, was $2,245,485,000, which represented 8.35% of the net assets of the fund.

ADR = American Depositary Receipts

See Notes to Financial Statements

Asset Allocation Fund

Summary investment portfolio, December 31, 2006

LARGEST INDIVIDUAL EQUITY SECURITIES	Percent of net assets

Microsoft	2.7%
Altria Group	2.6
Fannie Mae	2.2
Suncor Energy	2.1
Boeing	1.8
Medtronic	1.7
Schlumberger	1.7
Lowe's Companies	1.6
Freddie Mac	1.3
Newmont Mining	1.3

	Shares	Market	Percent
		value	of net
Common stocks - 68.92%		(000)	assets

Financials - 12.72%
Fannie Mae	2,820,000	$167,480	2.23%
Freddie Mac	1,450,000	98,455	1.31
State Street Corp.	1,200,000	80,928	1.08
J.P. Morgan Chase & Co.	1,500,000	72,450.96
Citigroup Inc.	1,200,000	66,840.89
Bank of America Corp.	1,250,000	66,737.89
Société Générale	375,000	63,628.84
Allied Irish Banks, PLC	1,815,000	53,881.72
Other securities		285,820	3.80
		956,219	12.72

Information technology - 9.74%
Microsoft Corp.	6,700,000	200,062	2.66
Hewlett-Packard Co.	1,500,000	61,785.82
Nokia Corp. (ADR)	3,000,000	60,960.81
International Business Machines Corp.	600,000	58,290.78
Cisco Systems, Inc. (1)	2,000,000	54,660.73
Oracle Corp. (1)	3,000,000	51,420.68
Other securities		244,932	3.26
		732,109	9.74

Energy - 9.60%
Suncor Energy Inc.	1,960,829	154,546	2.06
Schlumberger Ltd.	2,059,800	130,097	1.73
Chevron Corp.	1,234,328	90,760	1.21
Petro-Canada	2,150,000	88,153	1.17
Marathon Oil Corp.	600,000	55,500.74
Rosetta Resources Inc. (1) (2)	2,970,000	55,450.74
Other securities		147,187	1.95
		721,693	9.60

Health care - 8.93%
Medtronic, Inc.	2,450,000	131,099	1.74
Endo Pharmaceuticals Holdings Inc. (1)	2,500,000	68,950.92
Cardinal Health, Inc.	1,000,000	64,430.86
Eli Lilly and Co.	1,200,000	62,520.83
Roche Holding AG	300,000	53,791.71
Bristol-Myers Squibb Co.	2,000,000	52,640.70
Pfizer Inc	2,000,000	51,800.69
Johnson & Johnson	500,000	33,010.44
Other securities		153,335	2.04
		671,575	8.93

Consumer discretionary - 6.70%
Lowe's Companies, Inc.	3,810,000	118,681	1.58
Johnson Controls, Inc.	800,000	68,736.92
Target Corp.	1,150,000	65,608.87
Kohl's Corp. (1)	900,000	61,587.82
Carnival Corp., units	1,200,000	58,860.78
Toyota Motor Corp.	800,000	53,513.71
Other securities		76,280	1.02
		503,265	6.70

Industrials - 6.50%
Boeing Co.	1,550,000	137,702	1.83
General Electric Co.	1,700,000	63,257.84
Deere & Co.	640,000	60,845.81
Raytheon Co.	1,040,000	54,912.73
Other securities		172,197	2.29
		488,913	6.50

Materials - 5.79%
Newmont Mining Corp.	2,165,000	97,750	1.30
BHP Billiton Ltd.	4,615,000	92,100	1.22
Sealed Air Corp.	1,000,000	64,920.86
Alcoa Inc.	2,000,000	60,020.80
Other securities		120,673	1.61
		435,463	5.79

Consumer staples - 5.05%
Altria Group, Inc.	2,300,000	197,386	2.63
C&C Group PLC	4,276,205	75,885	1.01
Other securities		106,508	1.41
		379,779	5.05

Telecommunication services - 1.89%
Other securities		142,228	1.89

Utilities - 1.01%
Reliant Energy, Inc. (1)	4,000,000	56,840.76
Other securities		18,753.25
		75,593	1.01

Miscellaneous - 0.99%
Other common stocks in initial period of acquisition		74,238.99

Total common stocks (cost: $3,901,410,000)		5,181,075	68.92

		Market	Percent
		value	of net
Preferred stocks - 0.21%		(000)	assets

Other - 0.21%
Other securities		15,590.21

Total preferred stocks (cost: $14,987,000)		15,590.21

		Market	Percent
		value	of net
Rights & warrants - 0.01%		(000)	assets

Other - 0.01%
Other securities		640.01

Total rights & warrants (cost: $559,000)		640.01

	Principal	Market	Percent
	amount	value	of net
Bonds & notes - 20.16%	(000)	(000)	assets

Mortgage-backed obligations (3) - 6.17%
Freddie Mac:
6.00% 2036	$70,105	70,620
4.789%-7.50% 2016-2036 (4)	28,212	28,087	1.31
Fannie Mae 0%-7.00% 2009-2041	59,685	58,840.78
Other securities		305,915	4.08
		463,462	6.17

U.S. government & government agency bonds & notes - 4.59%
U.S. Treasury:
3.875% 2010	164,000	159,452
3.375%-9.25% 2008-2029	109,000	122,600	3.75
Fannie Mae 5.25%-6.25% 2012-2029	15,375	16,179.22
Freddie Mac 3.625% 2008	4,750	4,640.06
Other securities		42,028.56
		344,899	4.59

Consumer discretionary - 2.16%
Other securities		162,672	2.16

Financials - 1.46%
JPMorgan Chase Capital XVIII, Series R, 6.95% 2036	2,560	2,778.04
Other securities		107,202	1.42
		109,980	1.46

Industrials - 1.07%
Other securities		80,685	1.07

Other - 4.71%
Other securities		354,104	4.71

Total bonds & notes (cost: $1,510,992,000)		1,515,802	20.16

	Principal	Market	Percent
	amount	value	of net
Short-term securities - 10.37%	(000)	(000)	assets

Variable Funding Capital Corp. 5.23%-5.235% due 1/5-1/18/2007 (2)	$80,900	80,761	1.07
Procter & Gamble International Funding S.C.A. 5.22%-5.26% due 1/2-2/13/2007 (2)	70,000	69,832.93
NetJets Inc. 5.19%-5.23% due 1/17-2/23/2007 (2)	70,000	69,647.93
International Lease Finance Corp. 5.22%-5.225% due 2/1-2/12/2007	70,000	69,627.93
CAFCO, LLC 5.25%-5.30% due 1/2-1/29/2007 (2)	40,600	40,510
Ciesco LLC 5.26% due 2/7/2007 (2)	14,000	13,922.72
Johnson & Johnson 5.18%-5.20% due 1/18-1/19/2007 (2)	50,000	49,868.66
IBM Capital Inc. 5.19% due 3/7/2007 (2)	35,000	34,672.46
Clipper Receivables Co., LLC 5.23%-5.29% due 1/8/2007 (2)	30,500	30,464.41
Bank of America Corp. 5.23%-5.25% due 2/22-2/28/2007 (5)	26,500	26,286.35
Jupiter Securitization Co., LLC 5.26%-5.29% due 1/17/2007 (2)	25,000	24,938.33
Other securities		268,854	3.58

Total short-term securities (cost: $779,313,000)		779,381	10.37

Total investment securities (cost: $6,207,261,000)		7,492,488	99.67
Other assets less liabilities		24,978.33

Net assets		$7,517,466	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.
"Miscellaneous" and "Other securities" include securities (with aggregate value of $19,979,000), which were valued under fair value procedures adopted by authority of the board of trustees.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company.  Some of the fund's affiliated holdings listed below are also among the fund's largest holdings and are shown in the preceding summary investment portfolio. Affiliated companies not among the fund's largest holdings are included in the market value of "Other securities" under their respective industry sectors.
Further details on these holdings and related transactions during the year ended December 31, 2006, appear below.

Company	Beginning shares	Purchases	Sales	Ending shares	Dividend income (000)	Market value of affiliates at 12/31/06 (000)

Rosetta Resources Inc. (1) (2)	2,970,000	-	-	2,970,000	$-	$55,450
Aventine Renewable Energy, Inc. (6)	2,000,000	-	2,000,000	-	-	-
					$-	$55,450

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Security did not produce income during the last 12 months.
(2) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities, including those in "Other securities" in the summary investment portfolio, was $840,525,000, which represented 11.18% of the net assets of the fund.

(3) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(4) Coupon rate may change periodically.
(5) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.
(6) Unaffiliated issuer at December 31, 2006.

ADR = American Depositary Receipts

See Notes to Financial Statements

Bond Fund

Summary investment portfolio, December 31, 2006

LARGEST HOLDINGS BY ISSUER	Percent of net assets

U.S. Treasury	11.0%
Fannie Mae	3.3
Freddie Mac	1.8
General Motors	1.2
Ford Motor	1.1
General Motors Acceptance	1.1
Sprint Nextel	1.1
American International Group	0.9
Sumitomo Mitsui Financial Group	0.8
Washington Mutual	0.8

	Principal	Market	Percent
	amount	value	of net
Bonds & notes - 80.40%	(000)	(000)	assets

U.S. government & government agency bonds & notes - 14.19%
U.S. Treasury:
3.625% 2007	$46,065	$45,759
6.25% 2007	48,525	48,597
4.375% 2008	30,000	29,803
4.50% 2011	28,400	28,152
4.875% 2011	22,355	22,514
4.25% 2013	126,875	123,723
4.00% 2014	12,150	11,634
4.50% 2016	37,603	37,016
4.50% 2036	18,505	17,606
3.25%-10.375% 2007-2012	32,195	32,331	11.02%
Fannie Mae:
4.25% 2007	18,130	18,034
4.75% 2007	7,355	7,331
5.25% 2007	12,750	12,748
1.75% 2008	¥ 640,000	5,450
5.25% 2012	$16,000	16,092	1.66
Freddie Mac 4.00% 2007	30,670	30,428.84
Federal Home Loan Bank:
4.625% 2007	16,600	16,541
5.625% 2016	2,000	2,059.52
Other securities		5,350.15
		511,168	14.19

Financials - 14.11%
Residential Capital Corp.:
6.375% 2010	13,000	13,161
6.00%-6.50% 2009-2013 (1)	7,700	7,771
General Motors Acceptance Corp. 6.875%-7.569% 2011-2014 (1)	18,080	18,745	1.10
Ford Motor Credit Co.:
4.875% 2007	€ 1,350	1,781
9.75% 2010 (2)	$22,325	23,768
7.875%-8.11% 2010-2012 (1)	9,095	9,065.96
International Lease Finance Corp. 5.40%-5.625% 2012-2013	9,375	9,440
ILFC E-Capital Trust II 6.25% 2065 (1) (2)	7,575	7,708
American General Finance Corp. 5.653%-5.85% 2011-2013 (1)	7,500	7,573
AIG SunAmerica Global Financing 5.30%-5.85% 2007-2008 (2)	5,000	5,007
American International Group, Inc. 6.25% 2036	2,000	2,132.88
Sumitomo Mitsui Banking Corp. 6.078% (undated) (1) (2)	13,250	13,196.37
Washington Mutual Preferred Funding II Ltd. 6.665% (undated) (1) (2)	11,800	11,913.33
Bank of America Corp. 4.375% 2010	3,000	2,918.08
Other securities		374,341	10.39
		508,519	14.11

Consumer discretionary - 10.12%
General Motors Corp.:
7.125% 2013	12,440	11,756
7.25% 2013	€ 1,000	1,308
8.80% 2021	$12,860	12,217
7.20%-9.40% 2011-2033	20,435	19,586	1.25
Other securities		319,767	8.87
		364,634	10.12

Mortgage-backed obligations (3) - 8.38%
Fannie Mae:
Series 2000-T5, Class B, 7.30% 2010	12,250	13,132
5.50% 2036	18,313	18,102
5.00%-12.046% 2011-2042 (1)	22,956	23,223	1.51
Freddie Mac 0%-5.50% 2015-2036	35,801	33,458.93
Government National Mortgage Assn. 6.00% 2036	11,080	11,213.31
Other securities		202,941	5.63
		302,069	8.38

Non-U.S. government bonds & notes - 8.33%
Swedish Government 5.00% 2009	SKr164,645	24,659.69
Singapore (Republic of):
3.125% 2011	S$ 17,725	11,613
3.75% 2016	18,090	12,491.67
Netherlands Government Eurobond 5.75% 2007	€ 16,965	22,434.62
Polish Government 5.75% 2010	PLN 40,910	14,484.40
Israeli Government 7.50% 2014	ILS 53,297	14,015.39
French Government O.A.T. Eurobond 4.75% 2035	€ 10,640	15,495.43
Ireland (Republic of) Eurobond 5.00% 2013	9,820	13,714.38
Other securities		171,273	4.75
		300,178	8.33

Industrials - 5.48%
Other securities		197,555	5.48

Telecommunication services - 5.43%
Nextel Communications, Inc.:
6.875% 2013	$6,410	6,483
Series D, 7.375% 2015	30,490	31,295
Sprint Capital Corp. 6.875% 2028	1,250	1,255	1.08
Other securities		156,792	4.35
		195,825	5.43

Materials - 2.95%
Other securities		106,456	2.95

Energy - 2.90%
Other securities		104,305	2.90

Utilities - 2.12%
Other securities		76,466	2.12

Information technology - 1.92%
Other securities		69,091	1.92

Asset-backed obligations - 1.74%
Other securities		62,595	1.74

Health care - 1.38%
HCA Inc., Term Loan B, 8.114% 2013 (1) (3)	13,000	13,195.37
Other securities		36,626	1.01
		49,821	1.38

Consumer staples - 1.12%
Tyson Foods, Inc. 6.85% 2016 (1)	11,250	11,608.32
Other securities		28,806.80
		40,414	1.12

Other - 0.23%
Other securities		8,306.23

Total bonds & notes (cost: $2,849,054,000)		2,897,402	80.40

	Shares
Convertible securities - 0.36%

Other - 0.36%
Ford Motor Co. Capital Trust II 6.50% cumulative convertible trust preferred 2032	163,600	5,595.16
Other securities		7,180.20

Total convertible securities (cost: $11,780,000)		12,775.36

Preferred stocks - 2.85%

Financials - 2.85%
MUFG Capital Finance 1 Ltd. 6.346% noncumulative preferred (1)	22,716,000	23,114.64
Shinsei Finance II (Cayman) Ltd. 7.16% noncumulative preferred (1) (2)	13,990,000	14,252.40
Fannie Mae, Series O, 7.00% (1) (2)	100,000	5,356.15
Other securities		59,892	1.66

Total preferred stocks (cost: $100,637,000)		102,614	2.85

Common stocks - 0.17%

Other - 0.13%
Sprint Nextel Corp., Series 1	33,726	637.02
Other securities		3,972.11
		4,609.13

MISCELLANEOUS - 0.04%
Other common stocks in initial period of acquisition		1,646.04

Total common stocks (cost: $3,176,000)		6,255.17

Rights & warrants - 0.00%

Other - 0.00%
Other securities		3.00

Total rights & warrants (cost: $52,000)		3.00

	Principal
	amount
Short-term securities - 14.59%	(000)

Abbott Laboratories 5.19%-5.24% due 1/25-3/6/2007 (2)	$72,600	72,146	2.00
3M Co. 5.19% due 1/24-1/26/2007	70,481	70,227	1.95
Procter & Gamble International Funding S.C.A. 5.23% due 1/8-1/11/2007 (2)	45,500	45,439	1.26
Ranger Funding Co. LLC 5.24%-5.28% due 1/2-1/3/2007 (2)	43,236	43,218	1.20
Federal Home Loan Bank 5.105%-5.175% due 1/12-2/28/2007	42,900	42,653	1.18
International Lease Finance Corp. 5.22% due 2/7/2007	39,000	38,794	1.08
Coca-Cola Co. 5.19% due 1/17-1/18/2007 (2)	21,700	21,645
Atlantic Industries 5.23% due 2/28/2007 (2) (4)	15,800	15,668	1.04
Clipper Receivables Co., LLC 5.275% due 2/6/2007 (2)	36,500	36,302	1.01
Three Pillars Funding, LLC 5.28%-5.31% due 1/2-1/8/2007 (2)	36,200	36,168	1.00
Illinois Tool Works Inc. 5.20% due 1/23/2007	25,000	24,917.69
CAFCO, LLC 5.23%-5.27% due 1/10-2/26/2007 (2)	21,600	21,549.60
Harley-Davidson Funding Corp. 5.22% due 2/13-2/27/2007 (2) (4)	20,000	19,853.55
Triple-A One Funding Corp. 5.26%-5.27% due 1/11-1/12/2007 (2)	17,500	17,470.48
Hershey Co. 5.20% due 1/5/2007 (2)	14,100	14,090.39
Other securities		5,795.16

Total short-term securities (cost: $525,921,000)		525,934	14.59

Total investment securities (cost: $3,490,620,000)		3,544,983	98.37
Other assets less liabilities		58,794	1.63

Net assets		$3,603,777	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

"Miscellaneous" and "Other securities" include securities (with aggregate value of $1,622,000), which were valued under fair value procedures adopted by authority of the board of trustees.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Coupon rate may change periodically.
(2) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities, including those in "Other securities" in the summary investment portfolio, was $927,729,000, which represented 25.74% of the net assets of the fund.

(3) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(4) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

See Notes to Financial Statements

Global Bond Fund

Summary investment portfolio, December 31, 2006

	Principal		Market		Percent
		amount		value	of net
Bonds & notes - 84.54%		(000)		(000)	assets

Euros - 17.27%
German Government:
4.50% 2013		€ 525	$	US 713
4.25% 2014		420		565
4.00% 2016		425		563
6.25% 2024		150		250
4.00% 2037		125		163	8.40%
Ireland (Republic of) Eurobond 5.00% 2013		400		559	2.08
Spanish Government 4.25% 2007		360		476	1.77
French Government O.A.T.:
4.75% 2035		110		160
4.00%-5.25% 2008-2009		140		186	1.29
Belgium (Kingdom of) 4.25% 2014		225		302	1.13
WT Finance (Australia) Pty Ltd., Westfield Europe Finance PLC, and WEA Finance LLC 3.625% 2012		120		151.56
Other securities				546	2.04
				4,634	17.27

Japanese yen - 5.49%
Japanese Government:
0.50% 2007		¥ 37,800		318
1.80% 2010		28,000		241
1.30% 2011		20,400		172
0.50% 2013		3,000		24
1.50% 2014		63,450		532
2.30% 2035		22,050		186	5.49
				1,473	5.49

Swedish kronor - 4.45%
Swedish Government:
5.00% 2009		SKr 2,230		334
5.25% 2011		3,110		479
6.75% 2014		2,200		381	4.45
				1,194	4.45

British pounds - 4.41%
United Kingdom:
5.00% 2014		£ 75		148
4.75% 2015		245		478
4.75% 2038		75		162
4.50%-5.00% 2007-2012		75		147	3.49
Sumitomo Mitsui Banking Corp. 6.164% (undated) (1)		100		195.73
Other securities				52.19
				1,182	4.41

Israeli shekels - 1.64%
Israeli Government:
7.50% 2014		ILS 1,238		326
6.50% 2016		450		113	1.64
				439	1.64

Malaysian ringgit - 1.57%
Malaysia:
3.756% 2011		MYR 700		199
4.262% 2016		750		221	1.57
				420	1.57

Polish zloty - 1.54%
Polish Government:
5.75% 2010		PLN 610		216
4.25% 2011		586		196	1.54
				412	1.54

Mexican pesos - 1.18%
United Mexican States Government:
Series MI10, 9.50% 2014		MXP 2,500		260
Series M20, 10.00% 2024		500		58	1.18
				318	1.18

Singapore dollars - 1.13%
Singapore (Republic of):
3.125% 2011		S$ 315		206
3.75% 2016		140		97	1.13
				303	1.13

Egyptian pounds - 1.10%
Egypt (Arab Republic of) Treasury Bill:
0% 2007		EGP 1,075		173
0% 2007		700		121	1.10
				294	1.10

Turkish lira - 1.03%
Other securities				277	1.03

Norwegian kroner - 1.00%
Norwegian Government 6.50% 2013		NKr 1,500		268	1.00

Australian dollars - 0.86%
Other securities				232.86

Hungarian forint - 0.63%
Hungarian Government 6.00% 2011		HUF 33,980		169.63

U.S. dollars - 39.12%
U.S. Treasury:
3.625% 2007	$	US 710		705
4.875% 2012		440		444
3.875% 2013		500		479
4.25% 2014 (2)		600		583
4.50% 2016		968		953
8.125% 2019		125		163
8.50% 2020		325		439
6.50% 2026 (2)		450		540
4.50% 2036		805		766	18.91
Fannie Mae:
4.25% 2007		290		288
4.75% 2007		620		618
4.491%-5.00% 2012-2035 (3)		181		175	4.03
Freddie Mac:
5.50% 2034 (3)		460		455
5.50% 2036 (3)		200		197
0%-5.00% 2035-2036 (3)		201		172	3.07
Federal Home Loan Bank 4.625% 2007		270		269	1.00
Other securities				3,249	12.11

				10,495	39.12
Other currencies - 2.12%
Other securities				567	2.12

Total bonds & notes (cost: $22,572,000)				22,677	84.54

				Market	Percent
				value	of net
Preferred stocks - 0.38%				(000)	assets

U.S. dollars - 0.38%
Other securities			$	US 102.38%

Total preferred stocks (cost: $102,000)				102.38

		Principal		Market	Percent
		amount		value	of net
Short-term securities - 11.64%		(000)		(000)	assets

Federal Farm Credit Banks 5.14% due 2/8/2007	$	US 1,800	$	US 1,789	6.67%
Federal Home Loan Bank 5.17% due 2/23/2007		700		695	2.59
Barton Capital Corp. 5.31% due 1/2/2007 (4)		640		640	2.38

Total short-term securities (cost: $3,124,000)				3,124	11.64

Total investment securities (cost: $25,798,000)				25,903	96.56
Other assets less liabilities				924	3.44

Net assets			$	US 26,827	100.00%

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Coupon rate may change periodically.
(2) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.
(3) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(4) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities, including those in "Other securities" in the summary investment portfolio, was $1,435,000, which represented 5.35% of the net assets of the fund.

See Notes to Financial Statements

High Income Bond Fund

Summary investment portfolio, December 31, 2006

LARGEST HOLDINGS BY ISSUER	Percent of net assets

General Motors	2.3%
Edison International	1.7
Charter Communications	1.7
American Tower	1.5
Williams Companies	1.3
Ford Motor	1.3
Continental Airlines	1.3
Dobson Communications	1.2
AMR	1.1
Qwest Communications International	1.0

	Principal	Market	Percent
	amount	value	of net
Bonds & notes - 83.44%	(000)	(000)	assets

Consumer discretionary - 24.38%
General Motors Corp.:
7.125% 2013	$7,785	$7,357
7.25% 2013	€ 400	523
7.70% 2016	$10,425	9,852
8.80% 2021	6,157	5,849
7.20%-8.375% 2011-2033	3,715	3,574	2.34%
CCO Holdings, LLC and CCO Holdings Capital Corp. 8.75% 2013	6,808	7,106
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 8.00%-8.375% 2012-2014 (1)	4,125	4,314
CCH I, LLC and CCH I Capital Corp. 11.00% 2015	3,700	3,816
Charter Communications Operating, LLC, Term Loan Facilities B, 8.005% 2013 (2) (3)	2,000	2,015
Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corp. 0%-13.50% 2011-2012 (4)	2,050	1,982
CCH II, LLC and CCH II Capital Corp. 10.25% 2010	167	176	1.67
Young Broadcasting Inc. 10.00% 2011	7,467	7,131.62
Linens 'n Things 10.999% 2014 (2)	6,650	6,484.56
Michaels Stores, Inc. 10.00% 2014 (1)	6,100	6,374.55
Burlington Coat Factory Warehouse Corp. 11.125% 2014 (1)	6,350	6,223.54
CanWest Media Inc., Series B, 8.00% 2012	5,866	6,152.53
Bon-Ton Department Stores, Inc. 10.25% 2014	5,550	5,703.49
Cinemark USA, Inc. 9.00% 2013	4,895	5,213.45
Wynn Las Vegas, LLC and Wynn Las Vegas Capital Corp. 6.625% 2014	4,905	4,899.42
Ford Motor Co. 6.50% 2018	2,000	1,520.13
Other securities		186,318	16.08
		282,581	24.38

Industrials - 11.96%
Continental Airlines, Inc.:
Series 2003-ERJ3, Class A, 7.875% 2020 (3)	5,147	5,253
6.545%-8.75% 2011-2022 (3)	9,174	9,524	1.27
American Airlines, Inc. 6.817%-7.858% 2011 (3) (5)	11,015	11,316
AMR Corp. 10.00% 2021	1,000	1,025	1.06
Nielsen Finance LLC and Nielsen Finance Co. 10.00% 2014 (1)	5,600	6,097.53
UAL Corp., Term Loan B, 9.123% 2012 (2) (3)	5,043	5,080.44
Other securities		100,330	8.66
		138,625	11.96

Telecommunication services - 9.50%
American Tower Corp.:
7.125% 2012	8,115	8,379
7.25%-7.50% 2011-2012	5,600	5,824	1.23
Qwest Capital Funding, Inc. 7.00%-7.90% 2009-2011	7,760	7,989
Qwest Communications International Inc. 7.25%-7.50% 2011-2014	2,600	2,687
U S WEST Capital Funding, Inc. 6.375%-6.875% 2008-2028	1,450	1,355	1.04
Intelsat (Bermuda), Ltd. 8.25%-11.25% 2012-2016 (1) (2)	11,250	11,770	1.02
Dobson Cellular Systems, Inc. 8.375%-9.875% 2011-2012 (1)	4,950	5,384
Dobson Communications Corp. 8.875% 2013	3,712	3,800
American Cellular Corp., Series B, 10.00% 2011	2,425	2,577	1.01
Nextel Communications, Inc., Series D, 7.375% 2015	6,750	6,928.60
Triton PCS, Inc. 8.50% 2013	6,625	6,377.55
Windstream Corp. 8.125% 2013 (1)	5,725	6,226.54
Cricket Communications, Inc. 9.375% 2014 (1)	5,150	5,459.47
Other securities		35,335	3.04
		110,090	9.50

Materials - 8.42%
JSG Holdings PLC 11.50% 2015 (6)	€ 5,588	7,495.65
Plastipak Holdings, Inc. 8.50% 2015 (1)	$4,585	4,791.41
Other securities		85,302	7.36
		97,588	8.42

Information technology - 5.54%
Hughes Communications, Inc. 9.50% 2014	9,150	9,596.83
Sanmina-SCI Corp. 8.125% 2016	9,150	8,898.77
Serena Software, Inc. 10.375% 2016	5,050	5,385.46
NXP BV and NXP Funding LLC 9.50% 2015 (1)	4,825	4,970.43
Other securities		35,342	3.05
		64,191	5.54

Financials - 5.16%
Ford Motor Credit Co. 5.80%-9.875% 2009-2012 (1) (2) (5)	10,600	10,751.93
Washington Mutual Preferred Funding I Ltd. 6.534% (undated) (1) (2)	6,000	5,952.51
ILFC E-Capital Trust II 6.25% 2065 (1) (2) (5)	2,000	2,035.18
Other securities		41,011	3.54
		59,749	5.16

Energy - 4.88%
Williams Companies, Inc. 6.375%-8.75% 2010-2032 (1) (2)	6,450	6,927
Williams Partners LP 7.25%-7.50% 2011-2017 (1)	5,350	5,570
Northwest Pipeline Corp. 8.125% 2010	1,375	1,439
Transcontinental Gas Pipe Line Corp. 6.40%-7.25% 2011-2026	1,250	1,293	1.31
Drummond Co., Inc. 7.375% 2016 (1)	5,070	4,994.43
Other securities		36,374	3.14
		56,597	4.88

Utilities - 3.78%
Edison Mission Energy:
7.73% 2009	6,325	6,578
7.50% 2013	4,700	4,935
7.75% 2016	1,300	1,385
Midwest Generation, LLC and Midwest Finance Corp. 8.75% 2034	2,200	2,398
Mission Energy Holding Co. 13.50% 2008	2,100	2,326
Midwest Generation, LLC, Series B, 8.56% 2016 (3)	2,108	2,325	1.72
AES Corp. 8.75% 2013 (1)	5,100	5,489.47
Other securities		18,372	1.59
		43,808	3.78

Health care - 3.60%
HCA Inc., Term Loan B, 8.114% 2013 (2) (3)	7,650	7,765.67
HealthSouth Corp. 10.75% 2016 (1)	5,100	5,514.48
Warner Chilcott Corp. 8.75% 2015	5,187	5,343.46
Other securities		23,122	1.99
		41,744	3.60

Consumer staples - 3.05%
Dole Food Co., Inc. 8.875% 2011	4,888	4,839.42
Other securities		30,465	2.63
		35,304	3.05

Non-U.S. government bonds & notes - 1.54%
Other securities		17,837	1.54

Mortgage-backed obligations (3) - 1.32%
Tower Ventures, LLC, Series 2006-1, Class F, 7.036% 2036 (1)	5,970	6,077.52
Other securities		9,229.80
		15,306	1.32

Other - 0.31%
Other securities		3,577.31

Total bonds & notes (cost: $941,635,000)		966,997	83.44

	Shares or	Market	Percent
	principal	value	of net
Convertible securities - 1.64%	amount	(000)	assets

Other - 1.64%
American Tower Corp. 5.00% convertible debentures 2010	$2,750,000	2,753.24
Ford Motor Co. Capital Trust II 6.50% cumulative convertible trust preferred 2032	75,000	2,565.22
Other securities		13,711	1.18
		19,029	1.64

Total convertible securities (cost: $17,421,000)		19,029	1.64

		Market	Percent
		value	of net
Preferred stocks - 2.57%	Shares	(000)	assets

Financials - 2.57%
Tokai Preferred Capital Co. LLC, Series A, 9.98% noncumulative preferred (1) (2)	6,114,000	6,486.56
Fuji JGB Investment LLC, Series A, 9.87% noncumulative preferred (1) (2)	5,500,000	5,830.50
Shinsei Finance II (Cayman) Ltd. 7.16% noncumulative preferred (1) (2)	5,370,000	5,471.47
Other securities		12,030	1.04
		29,817	2.57

Other - 0.00%
Other securities		0.00

Total preferred stocks (cost: $26,555,000)		29,817	2.57

		Market	Percent
		value	of net
Common stocks - 1.37%	Shares	(000)	assets

Other - 1.34%
Drax Group PLC	350,248	5,596.48
Dobson Communications Corp., Class A (7)	237,211	2,066.18
American Tower Corp., Class A (7)	3,522	131.01
Other securities		7,790.67
		15,583	1.34

Miscellaneous - 0.03%
Other common stocks in initial period of acquisition		370.03

Total common stocks (cost: $11,634,000)		15,953	1.37

		Market	Percent
		value	of net
Rights & warrants - 0.00%		(000)	assets

Other - 0.00%
Other securities		1.00

Total rights & warrants (cost: $428,000)		1.00

	Principal	Market	Percent
	amount	value	of net
Short-term securities - 8.95%	(000)	(000)	assets

Abbott Laboratories 5.24% due 1/25/2007 (1)	$13,400	13,351	1.15
Citigroup Funding Inc. 5.25% due 1/10/2007	12,100	12,082	1.04
Triple-A One Funding Corp. 5.28% due 1/3/2007 (1)	12,000	11,995	1.04
IBM Corp. 5.24% due 1/30/2007 (1)	11,900	11,845	1.02
AIG Funding, Inc. 5.24% due 1/9/2007	11,300	11,285.97
Bank of New York Co., Inc. 5.20% due 1/5/2007	10,000	9,993.86
Jupiter Securitization Co., LLC 5.27% due 1/11/2007 (1)	10,000	9,984.86
Bank of America Corp. 5.24% due 1/2/2007	5,000	4,998
Ranger Funding Co. LLC 5.26% due 1/31/2007 (1)	5,000	4,977.86
Concentrate Manufacturing Co. of Ireland 5.19% due 1/12/2007 (1)	8,300	8,286.72
Pfizer Investment Capital PLC 5.25% due 1/8/2007 (1)	5,000	4,994.43

Total short-term securities (cost: $103,790,000)		103,790	8.95

Total investment securities (cost: $1,101,463,000)		1,135,587	97.97
Other assets less liabilities		23,494	2.03

Net assets		$1,159,081	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.
"Miscellaneous" and "Other securities" include securities (with aggregate value of $7,658,000), which were valued under fair value procedures adopted by authority of the board of trustees.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities, including those in "Other securities" in the summary investment portfolio, was $298,913,000, which represented 25.79% of the net assets of the fund.

(2) Coupon rate may change periodically.
(3) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(4) Step bond; coupon rate will increase at a later date.
(5) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.
(6) Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
(7) Security did not produce income during the last 12 months.

See Notes to Financial Statements

U.S. Government / AAA-Rated Securities Fund

Summary investment portfolio, December 31, 2006

	Principal	Market	Percent
	amount	value	of net
Bonds & notes - 94.38%	(000)	(000)	assets

Mortgage-backed obligations (1) - 47.82%
Fannie Mae:
Series 2003-T1, Class B, 4.491% 2012	$7,250	$7,022
5.00% 2017	5,114	5,044
Series 1997-M6, Class ZA, 6.85% 2026	10,159	10,293
4.50% 2035	13,871	12,990
5.00% 2035	6,109	5,901
5.50% 2035	13,989	13,845
5.50% 2036	16,200	16,012
5.50% 2036	5,783	5,716
5.58% 2036 (2)	3,655	3,656
6.00% 2036	8,859	8,920
6.00% 2036	6,846	6,893
0%-12.046% 2008-2042 (2)	6,047	24,028	18.44%
Freddie Mac:
4.646% 2035 (2)	3,903	3,838
5.00% 2035	3,797	3,666
6.00% 2036	25,835	26,025
0%-11.00% 2008-2036 (2)	20,716	19,562	8.14
Government National Mortgage Assn.:
5.00% 2036	4,748	4,604
5.00% 2036	3,645	3,534
5.50% 2036	18,182	18,052
5.50% 2036	4,164	4,134
6.00% 2036	3,940	3,987
3.624%-9.50% 2009-2036 (2)	6,844	6,797	6.30
Countrywide Alternative Loan Trust 5.00%-6.00% 2020-2036 (2)	9,398	9,339	1.43
J.P. Morgan Chase Commercial Mortgage Securities Corp. 3.972%-5.016% 2034-2046	9,367	9,167	1.40
Morgan Stanley Capital I, Inc., Series 1998-HF2, Class A-2, 6.48% 2030	5,005	5,067.78
Salomon Brothers Commercial Mortgage Trust, Series 2001-C1, Class A-3, 6.428% 2035	3,050	3,169.49
Other securities		70,737	10.84
		311,998	47.82

U.S. Treasury bonds & notes - 26.53%
U.S. Treasury:
5.75% 2010	21,300	22,039
4.875% 2011	5,000	5,036
3.875% 2013	10,725	10,266
4.25% 2013	41,250	40,225
4.25% 2014	4,000	3,884
11.25% 2015	3,000	4,311
7.50% 2016	10,250	12,459
8.875% 2017	3,690	4,938
8.125% 2019	3,500	4,574
8.875% 2019	11,695	15,995
8.50% 2020	10,500	14,185
7.875% 2021	3,500	4,557
5.375% 2031	10,639	11,404
4.50% 2036	16,650	15,841
0%-7.125% 2019-2026	3,325	3,390	26.53
		173,104	26.53

Federal agency bonds & notes - 10.40%
Freddie Mac:
5.125% 2008	2,000	2,000
6.625% 2009	3,075	3,202
5.50% 2011	11,250	11,517
4.50% 2014	8,000	7,779	3.76
Small Business Administration:
5.408% 2016	5,804	5,844
4.75%-6.44% 2021-2023 (1)	12,552	12,553	2.82
Fannie Mae:
5.25% 2007	4,000	3,999
6.00% 2008	5,000	5,057	1.39
Federal Home Loan Bank 3.75% 2007	5,410	5,359.82
Other securities		10,496	1.61
		67,806	10.40

Asset-backed obligations (1) - 8.66%
CPS Auto Receivables Trust, Series 2006-C, Class A-4, XLCA insured, 5.14% 2013 (3)	6,125	6,137.94
West Penn Funding LLC, Transition Bonds, Series 2005-A, Class A-1, 4.46% 2010 (3)	5,094	5,008.77
PG&E Energy Recovery Funding LLC, Series 2005-2, Class A-2, 5.03% 2014	5,000	4,999.76
Drive Auto Receivables Trust, Series 2006-1, Class A-4, FSA insured, 5.54% 2013 (3)	4,000	4,041.62
UPFC Auto Receivables Trust, Series 2005-B, Class A-3, XLCA insured, 4.98% 2011	4,000	3,984.61
Other securities		32,337	4.96
		56,506	8.66

Other - 0.97%
Other securities		6,322.97

Total bonds & notes (cost: $614,780,000)		615,736	94.38

Short-term securities - 4.76%

Ciesco LLC 5.26%-5.27% due 1/4-2/7/2007 (3)	11,900	11,859
CAFCO, LLC 5.30% due 1/2/2007 (3)	5,200	5,197	2.61
AIG Funding, Inc. 5.24% due 1/9/2007	9,000	8,988	1.38
Concentrate Manufacturing Co. of Ireland 5.22% due 1/12/2007 (3)	5,000	4,991.77

Total short-term securities (cost: $31,035,000)		31,035	4.76

Total investment securities (cost: $645,815,000)		646,771	99.14
Other assets less liabilities		5,633.86

Net assets		$652,404	100.00%

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(2) Coupon rate may change periodically.
(3) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities, including those in "Other securities" in the summary investment portfolio, was $66,997,000, which represented 10.27% of the net assets of the fund.

The industry classifications shown in the summary investment portfolio were obtained from sources believed to be reliable and are not covered by the Report of Independent Registered Public Accounting Firm.

See Notes to Financial Statements

Cash Management Fund

Investment portfolio, December 31, 2006

	Principal	Market	Percent
	amount	value	of net
Short-term securities - 99.66%	(000)	(000)	assets

Corporate short-term notes - 85.42%
Private Export Funding Corp. 5.22% due 1/8/2007 (1)	$10,000	$9,988	2.51%
Amsterdam Funding Corp. 5.26% due 1/11/2007 (1)	10,000	9,984	2.51
KfW International Finance Inc. 5.22% due 1/12/2007 (1)	10,000	9,983	2.51
Jupiter Securitization Co. LLC 5.25% due 1/17/2007 (1)	10,000	9,975	2.51
American Express Credit Corp. 5.27% due 1/18/2007	10,000	9,974	2.51
Stadshypotek Delaware Inc. 5.25% due 1/30/2007 (1)	10,000	9,957	2.50
Bank of Montreal 5.22% due 2/2/2007	10,000	9,954	2.50
Pfizer Investment Capital PLC 5.20% due 2/7/2007 (1)	10,000	9,945	2.50
International Lease Finance Corp 5.21% due 2/12/2007	10,000	9,938	2.50
Kimberly-Clark Worldwide Inc. 5.22% due 2/21/2007 (1)	10,000	9,929	2.49
CAFCO, LLC 5.26%-5.28% due 1/11-2/13/2007 (1)	9,700	9,681	2.43
FCAR Owner Trust I 5.27% due 1/4/2007	9,300	9,295	2.33
Clipper Receivables Co., LLC 5.27% due 1/8/2007 (1)	9,000	8,989	2.26
Nestle Capital Corp 5.205% due 1/9/2007 (1)	9,000	8,988	2.26
Three Pillars Funding LLC 5.29% due 1/16/2007 (1)	9,000	8,979	2.26
Dexia Delaware LLC 5.255% due 1/18/2007	9,000	8,976	2.25
Johnson & Johnson 5.18% due 1/19/2007 (1)	9,000	8,975	2.25
3M Co. 5.18% due 1/30/2007	9,000	8,961	2.25
General Electric Co. 5.24% due 2/7/2007	9,000	8,953	2.25
Harvard University 5.18% due 2/6/2007	9,000	8,950	2.25
UnionBanCal Commercial Funding Corp. 5.21% due 2/12/2007	8,800	8,745	2.20
NetJets Inc. 5.22% due 2/15/2007 (1)	8,800	8,741	2.20
HSBC Finance Corp. 5.20% due 2/2/2007	8,100	8,061	2.02
Thunder Bay Funding, LLC 5.27% due 1/5/2007 (1)	8,000	7,994	2.01
BASF AG 5.25% due 1/11/2007 (1)	8,000	7,987	2.01
Hershey Co. 5.21% due 1/12/2007 (1)	8,000	7,986	2.01
Swedish Export Credit Corp. 5.25% due 1/16/2007	8,000	7,981	2.00
Caterpillar Financial Services Corp. 5.23% due 1/5/2007	7,800	7,794	1.96
Triple-A One Funding Corp. 5.26%-5.32% due 1/12-1/19/2007 (1)	7,700	7,681	1.93
Procter & Gamble International Funding S.C.A 5.24% due 1/10/2007 (1)	7,400	7,389	1.86
Barton Capital LLC 5.26% due 1/11/2007 (1)	7,100	7,089	1.78
CIT Group, Inc. 5.25% due 1/12/2007 (1)	7,000	6,988	1.76
American Honda Finance Corp. 5.23% due 1/23/2007	7,000	6,977	1.75
Bank of America Corp. 5.25% due 2/20/2007	6,800	6,750	1.70
Danske Corp. Series A 5.24% due 1/16/2007 (1)	6,600	6,585	1.65
BMW U.S. Capital LLC 5.24% due 1/22/2007 (1)	6,500	6,479	1.63
Export Development Canada 5.16% due 2/21/2007	5,600	5,560	1.40
ING (US) Funding LLC 5.23% due 2/6/2007	5,400	5,371	1.35
Variable Funding Capital Corp. 5.26% due 2/13/2007 (1)	5,000	4,968	1.25
Allied Irish Banks N.A. Inc. 5.28% due 1/29/2007 (1)	4,100	4,083	1.03
Swedbank Mortgage AB 5.25% due 1/4/2007	3,200	3,198.80
Lloyds Bank PLC 5.25% due 1/29/2007	3,175	3,162.79
Harley-Davidson Funding Corp. 5.20% due 2/1/2007 (1)	2,000	1,991.50
		339,934	85.42

Federal agency discount notes - 14.24%
Freddie Mac 5.155%-5.17% due 1/2-1/26/2007	17,250	17,209	4.32
Federal Home Loan Bank 5.145%-5.15% due 1/10-2/15/2007	12,100	12,031	3.02
Federal Farm Credit Banks 5.13% due 2/8/2007	10,400	10,342	2.60
International Bank for Reconstruction and Development 5.19% due 1/22/2007	9,000	8,972	2.26
Fannie Mae 5.17% due 1/5/2007	8,100	8,094	2.04
		56,648	14.24

Total investment securities (cost: $396,571,000)		396,582	99.66
Other assets less liabilities		1,368.34

Net assets		$397,950	100.00%

(1) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities was $201,334,000, which represented 50.59% of the net assets of the fund.

See Notes to Financial Statements.

Financial statements

Statement of assets and liabilities
at December 31, 2006						(dollars and shares in thousands, except per-share amounts			)

	Global Discovery Fund	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund	Blue Chip Income and Growth Fund	Global Growth and Income Fund
Assets:

Investment securities at market
Unaffiliated issuers	$179,296	$4,292,390	$3,082,501	$26,797,898	$9,014,867	$1,296,697	$4,072,697	$680,425
Affiliated issuers	-	9,396	94,306	326,082	-	-	-	-
Cash denominated in non-U.S. currencies	157	3,507	3,916	25,216	7,897	2,250	-	169
Cash	93	99	215	512	98	3,150	207	184
Receivables for:
Sales of investments	-	1,071	2,744	27,293	58,802	36	16,877	983
Sales of fund's shares	327	7,227	2,130	24,779	6,465	2,522	4,941	7,531
Open forward currency contracts	-	-	-	-	-	-	-	-
Closed forward currency contracts	-	-	-	-	-	-	-	-
Dividends and interest	63	5,045	5,728	17,264	13,660	4,444	4,028	670
Other assets	-	-	-	-	-	-	-	-
	179,936	4,318,735	3,191,540	27,219,044	9,101,789	1,309,099	4,098,750	689,962
Liabilities:
Payables for:
Purchases of investments	1,085	16,094	10,312	104,472	52,351	6,180	-	6,881
Repurchases of fund's shares	-	5,596	2,358	24,550	11,597	63	239	29
Open forward currency contracts	-	-	-	-	-	-	-	-
Closed forward currency contracts	-	-	-	-	-	-	-	-
Investment advisory services	78	1,725	1,710	6,660	3,357	764	1,296	328
Distribution services	31	829	614	4,982	1,529	243	828	124
Deferred trustees' compensation	1	46	25	712	316	8	25	-*
Other	2	1,229	2,073	1,211	4,407	1,074	1	7
	1,197	25,519	17,092	142,587	73,557	8,332	2,389	7,369
Net assets at December 31, 2006 (total: $90,093,172)	$178,739	$4,293,216	$3,174,448	$27,076,457	$9,028,232	$1,300,767	$4,096,361	$682,593
Investment securities at cost
Unaffiliated issuers	$149,079	$3,392,417	$2,352,457	$21,147,458	$6,636,049	$951,880	$3,337,007	$629,932
Affiliated issuers	$-	$7,686	$67,613	$291,097	$-	$-	$-	$-
Cash denominated in non-U.S. currencies at cost	$156	$3,458	$3,898	$25,130	$7,852	$2,238	$-	$167

Net assets consist of:
Capital paid in on shares of beneficial interest	$146,705	$3,135,161	$2,128,764	$19,373,962	$6,148,345	$844,359	$3,173,819	$628,732
Undistributed (distributions in excess of) net investment income	(168)	58,293	1,723	43,246	15,449	10,927	53,310	(408)
Undistributed (accumulated) net realized gain (loss)	1,978	199,204	289,187	1,974,771	489,825	101,668	133,542	3,761
Net unrealized appreciation	30,224	900,558	754,774	5,684,478	2,374,613	343,813	735,690	50,508
Net assets at December 31, 2006	$178,739	$4,293,216	$3,174,448	$27,076,457	$9,028,232	$1,300,767	$4,096,361	$682,593

Shares of beneficial interest issued and outstanding - unlimited shares authorized:

Class 1:
Net assets (total: $11,722,773)	$28,365	$278,028	$246,792	$3,503,646	$1,648,326	$125,743	$159,097	$45,036
Shares outstanding	2,174	11,863	9,923	54,309	74,899	5,833	13,296	4,101
Net asset value per share	$13.05	$23.44	$24.87	$64.51	$22.01	$21.56	$11.97	$10.98
Class 2:
Net assets (total: $77,181,384)	$150,374	$4,015,188	$2,927,656	$23,121,735	$7,259,480	$1,175,024	$3,937,264	$637,557
Shares outstanding	11,571	172,403	118,834	360,847	330,853	54,916	331,714	58,121
Net asset value per share	$13.00	$23.29	$24.64	$64.08	$21.94	$21.40	$11.87	$10.97
Class 3:
Net assets (total: $1,189,015)	$-	$-	$-	$451,076	$120,426	$-	$-	$-
Shares outstanding	-	-	-	6,993	5,474	-	-	-
Net asset value per share	$-	$-	$-	$64.50	$22.00	$-	$-	$-

* Amount less than one thousand.

See Notes to Financial Statements

Statement of assets and liabilities
at December 31, 2006					(dollars and shares in thousands, except per-share amounts			)

	Growth-Income Fund	Asset Allocation Fund	Bond Fund	Global Bond Fund	High-Income Bond Fund	U.S. Government/AAA-Rated Securities Fund	Cash Management Fund
Assets:

Investment securities at market
Unaffiliated issuers	$26,848,276	$7,437,038	$3,544,983	$25,903	$1,135,587	$646,771	$396,582
Affiliated issuers	-	55,450	-	-	-	-	-
Cash denominated in non-U.S. currencies	7,538	105	747	13	83	-	-
Cash	229	4,859	6,762	103	5,264	124	179
Receivables for:
Sales of investments	81,097	2,309	4,244	-	7,074	44	-
Sales of fund's shares	12,977	3,725	17,197	416	2,004	827	1,982
Open forward currency contracts	-	-	89	4	15	-	-
Closed forward currency contracts	-	-	-	19	-	-	-
Dividends and interest	24,201	25,324	49,743	436	20,115	5,774	-
Other assets	-	176	41	3	145	-	-
	26,974,318	7,528,986	3,623,806	26,897	1,170,287	653,540	398,743
Liabilities:
Payables for:
Purchases of investments	44,109	6,298	16,693	20	9,867	-	-
Repurchases of fund's shares	14,203	1,692	1,483	-*	289	755	603
Open forward currency contracts	-	171	-	20	126	-	-
Closed forward currency contracts	-	-	-	17	-	-	-
Investment advisory services	5,426	1,806	1,102	10	419	227	97
Distribution services	4,867	1,355	706	2	179	90	61
Deferred trustees' compensation	820	189	39	-*	78	64	32
Other	39	9	6	1	248	-*	-
	69,464	11,520	20,029	70	11,206	1,136	793
Net assets at December 31, 2006 (total: $90,093,172)	$26,904,854	$7,517,466	$3,603,777	$26,827	$1,159,081	$652,404	$397,950
Investment securities at cost
Unaffiliated issuers	$21,450,489	$6,158,780	$3,490,620	$25,798	$1,101,463	$645,815	$396,571
Affiliated issuers	$-	$48,481	$-	$-	$-	$-	$-
Cash denominated in non-U.S. currencies at cost	$7,312	$105	$747	$13	$83	$-	$-

Net assets consist of:
Capital paid in on shares of beneficial interest	$20,517,943	$5,931,675	$3,400,811	$26,743	$1,185,698	$632,353	$382,738
Undistributed (distributions in excess of) net investment income	77,000	29,378	154,269	(6)	71,733	28,343	15,205
Undistributed (accumulated) net realized gain (loss)	911,823	271,350	(6,002)	(4)	(132,380)	(9,248)	(4)
Net unrealized appreciation	5,398,088	1,285,063	54,699	94	34,030	956	11
Net assets at December 31, 2006	$26,904,854	$7,517,466	$3,603,777	$26,827	$1,159,081	$652,404	$397,950

Shares of beneficial interest issued and outstanding - unlimited shares authorized:

Class 1:
Net assets (total: $11,722,773)	$3,758,627	$1,079,632	$229,446	$11,443	$293,071	$217,732	$97,789
Shares outstanding	88,583	58,862	19,708	1,124	22,726	18,343	8,418
Net asset value per share	$42.43	$18.34	$11.64	$10.18	$12.90	$11.87	$11.62
Class 2:							.
Net assets (total: $77,181,384)	$22,688,426	$6,361,798	$3,374,331	$15,384	$832,490	$402,719	$281,958
Shares outstanding	537,788	348,967	292,619	1,512	65,102	34,167	24,391
Net asset value per share	$42.19	$18.23	$11.53	$10.17	$12.79	$11.79	$11.56
Class 3:
Net assets (total: $1,189,015)	$457,801	$76,036	$-	$-	$33,520	$31,953	$18,203
Shares outstanding	10,791	4,147	-	-	2,602	2,695	1,569
Net asset value per share	$42.42	$18.34	$-	$-	$12.88	$11.86	$11.60

* Amount less than one thousand.

See Notes to Financial Statements

Statements of operations
for the year ended December 31, 2006								(dollars in thousands)

	Global Discovery Fund		Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund	Blue Chip Income and Growth Fund	Global Growth and Income Fund (1)
Investment income:
Income (net of non-U.S. taxes):
Dividends	$1,454		$58,529	$27,000	$230,145	$137,909	$18,894	$62,712	$2,483
Interest	972		27,187	15,401	126,275	52,759	11,452	13,567	2,311
	2,426		85,716	42,401	356,420	190,668	30,346	76,279	4,794
Fees and expenses:
Investment advisory services	807		19,040	19,734	79,939	38,670	8,208	15,099	1,296
Distribution services - Class 2	286		8,033	6,245	51,547	15,008	2,283	8,554	429
Distribution services - Class 3	-		-	-	847	209	-	-	-
Transfer agent services	-	(3)	2	2	17	5	1	3	-	(3)
Reports to shareholders	3		79	63	578	179	23	83	3
Registration statement and prospectus	3		77	63	583	177	23	83	1
Postage, stationery and supplies	2		41	32	289	92	12	43	4
Trustees' compensation	1		32	23	300	109	8	29	1
Auditing and legal	7		31	25	139	54	27	20	2
Custodian	27		715	996	1,270	2,401	609	18	34
State and local taxes	1		29	24	220	66	9	31	-
Other	5		23	34	57	40	23	8	8
Total fees and expenses before waiver	1,142		28,102	27,241	135,786	57,010	11,226	23,971	1,778
Less waiver of fees and expenses:
Investment advisory services	81		1,904	1,973	7,994	3,867	821	1,510	132
Total fees and expenses after waiver	1,061		26,198	25,268	127,792	53,143	10,405	22,461	1,646
Net investment income	1,365		59,518	17,133	228,628	137,525	19,941	53,818	3,148

Net realized gain (loss) and unrealized
appreciation (depreciation) on investments
and non-U.S. currency:
Net realized gain (loss) on:
Investments	7,734		267,207	299,908	1,980,859	502,456	102,402	136,955	3,761
Non-U.S. currency transactions	(33)		(121)	(801)	(231)	(2,088)	(423)	-	(45)
	7,701		267,086	299,107	1,980,628	500,368	101,979	136,955	3,716
Net unrealized appreciation (depreciation) on:
Investments	14,772		325,447	253,822	226,679	722,359	162,980	388,512	50,493
Non-U.S. currency translations	8		75	(34)	344	138	31	-	15
	14,780		325,522	253,788	227,023	722,497	163,011	388,512	50,508
Net realized gain (loss) and
unrealized appreciation (depreciation)
on investments and non-U.S. currency	22,481		592,608	552,895	2,207,651	1,222,865	264,990	525,467	54,224
Net increase in net assets resulting
from operations	$23,846		$652,126	$570,028	$2,436,279	$1,360,390	$284,931	$579,285	$57,372

(1)For the period May 1, 2006, commencement of operations, through December 31, 2006.
(2)For the period October 4, 2006, commencement of operations, through December 31, 2006.
(3)Amount less than one thousand.

See Notes to Financial Statements

Statements of operations
for the year ended December 31, 2006									(dollars in thousands	)

	Growth-Income Fund	Asset Allocation Fund	Bond Fund	Global Bond Fund (2)		High-Income Bond Fund	U.S. Government/ AAA-Rated Securities Fund		Cash Management Fund
Investment income:
Income (net of non-U.S. taxes):
Dividends	$360,476	$82,134	$1,196	$-		$1,997	$-		$-
Interest	162,840	117,450	175,572	173		78,083	31,969		16,881
	523,316	199,584	176,768	173		80,080	31,969		16,881
Fees and expenses:
Investment advisory services	64,732	21,637	12,346	21		4,946	2,884		1,068
Distribution services - Class 2	49,632	14,220	6,967	3		1,734	919		563
Distribution services - Class 3	822	138	-	-		63	60		32
Transfer agent services	17	5	2	-	(3)	1	-	(3)	-	(3)
Reports to shareholders	563	156	69	-	(3)	24	15		8
Registration statement and prospectus	564	159	67	-	(3)	24	16		6
Postage, stationery and supplies	285	79	36	-	(3)	12	7		4
Trustees' compensation	313	80	27	-	(3)	21	16		8
Auditing and legal	136	39	17	-	(3)	6	3		2
Custodian	611	166	126	-	(3)	15	4		2
State and local taxes	212	60	25	-		9	6		2
Other	50	16	7	1		7	1		1
Total fees and expenses before waiver	117,937	36,755	19,689	25		6,862	3,931		1,696
Less waiver of fees and expenses:
Investment advisory services	6,473	2,164	1,235	2		495	288		107
Total fees and expenses after waiver	111,464	34,591	18,454	23		6,367	3,643		1,589
Net investment income	411,852	164,993	158,314	150		73,713	28,326		15,292

Net realized gain (loss) and unrealized
appreciation (depreciation) on investments
and non-U.S. currency:
Net realized gain (loss) on:
Investments	925,659	275,874	(275)	(7)		4,545	(3,537)		-	(3)
Non-U.S. currency transactions	586	(539)	(4,141)	(3)		(837)	-		-
	926,245	275,335	(4,416)	(10)		3,708	(3,537)		-	(3)
Net unrealized appreciation (depreciation) on:
Investments	2,133,401	488,983	56,745	105		27,858	(923)		8
Non-U.S. currency translations	67	(188)	616	(11)		(85)	-		-
	2,133,468	488,795	57,361	94		27,773	(923)		8
Net realized gain (loss) and
unrealized appreciation (depreciation)
on investments and non-U.S. currency	3,059,713	764,130	52,945	84		31,481	(4,460)		8
Net increase in net assets resulting
from operations	$3,471,565	$929,123	$211,259	$234		$105,194	$23,866		$15,300

(1)For the period May 1, 2006, commencement of operations, through December 31, 2006.
(2)For the period October 4, 2006, commencement of operations, through December 31, 2006.
(3)Amount less than one thousand.

See Notes to Financial Statements

Statements of changes in net assets						(dollars and shares in thousands)

	Global Discovery Fund		Global Growth Fund		Global Small Capitalization Fund		Growth Fund
	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005	2006	2005	2006	2005
Operations:
Net investment income	$1,365	$925	$59,518	$30,708	$17,133	$8,958	$228,628	$128,993
Net realized gain (loss) on investments and
non-U.S. currency transactions	7,701	2,683	267,086	83,182	299,107	206,084	1,980,628	637,504
Net unrealized appreciation (depreciation)
on investments and non-U.S. currency translations	14,780	6,933	325,522	222,184	253,788	195,259	227,023	2,278,471
Net increase in net assets
resulting from operations	23,846	10,541	652,126	336,074	570,028	410,301	2,436,279	3,044,968

Dividends and distributions paid to shareholders:
Dividends from net investment income
and non-U.S. currency gain:
Class 1	(271)	(212)	(2,252)	(1,641)	(1,490)	(2,301)	(34,631)	(31,560)
Class 2	(1,137)	(650)	(27,641)	(14,177)	(11,446)	(14,454)	(174,167)	(112,734)
Class 3	-	-	-	-	-	-	(3,616)	(3,387)
Total dividends from net investment income
and non-U.S. currency gain	(1,408)	(862)	(29,893)	(15,818)	(12,936)	(16,755)	(212,414)	(147,681)
Distributions from net realized gain on investments:
Short-term net realized gain:
Class 1	(558)	(9)	-	-	(538)	-	-	-
Class 2	(2,896)	(36)	-	-	(5,511)	-	-	-
Class 3	-	-	-	-	-	-	-	-
Long-term net realized gain:
Class 1	(465)	(444)	-	-	(11,953)	-	(21,900)	-
Class 2	(2,418)	(1,687)	-	-	(122,408)	-	(127,584)	-
Class 3	-	-	-	-	-	-	(2,908)	-
Total distributions from net realized gain on investments	(6,337)	(2,176)	-	-	(140,410)	-	(152,392)	-
Total dividends and distributions paid to shareholders	(7,745)	(3,038)	(29,893)	(15,818)	(153,346)	(16,755)	(364,806)	(147,681)

Capital share transactions:
Class 1:
Proceeds from initial capitalization	-	-	-	-	-	-	-	-
Proceeds from shares sold	3,836	3,046	53,477	4,184	24,884	16,402	75,477	5,159
Proceeds from reinvestment of dividends and distributions	1,294	665	2,252	1,641	13,981	2,301	56,531	31,560
Cost of shares repurchased	(2,250)	(2,810)	(25,878)	(26,337)	(61,177)	(26,425)	(634,730)	(588,755)
Net increase (decrease) from Class 1 transactions	2,880	901	29,851	(20,512)	(22,312)	(7,722)	(502,722)	(552,036)
Class 2:
Proceeds from shares sold	46,346	32,398	844,863	541,733	605,175	464,270	3,219,737	4,085,834
Proceeds from reinvestment of dividends and distributions	6,451	2,373	27,641	14,177	139,365	14,454	301,751	112,734
Cost of shares repurchased	(4,507)	(2,945)	(54,850)	(30,170)	(172,814)	(47,394)	(477,546)	(220,641)
Net increase from Class 2 transactions	48,290	31,826	817,654	525,740	571,726	431,330	3,043,942	3,977,927
Class 3:
Proceeds from shares sold	-	-	-	-	-	-	6,187	16,188
Proceeds from reinvestment of dividends and distributions	-	-	-	-	-	-	6,524	3,387
Cost of shares repurchased	-	-	-	-	-	-	(99,810)	(106,454)
Net increase (decrease) from Class 3 transactions	-	-	-	-	-	-	(87,099)	(86,879)
Net increase in net assets resulting from
capital share transactions	51,170	32,727	847,505	505,228	549,414	423,608	2,454,121	3,339,012

Total increase in net assets	67,271	40,230	1,469,738	825,484	966,096	817,154	4,525,594	6,236,299

Net assets:
Beginning of period	111,468	71,238	2,823,478	1,997,994	2,208,352	1,391,198	22,550,863	16,314,564
End of period	$178,739	$111,468	$4,293,216	$2,823,478	$3,174,448	$2,208,352	$27,076,457	$22,550,863

Undistributed (distributions in excess of) net investment income	$(168)	$(92)	$58,293	$28,842	$1,723	$(11,977)	$43,246	$27,278

Shares of beneficial interest:
Class 1:
Shares issued from initial capitalization	-	-	-	-	-	-	-	-
Shares sold	309	283	2,469	233	1,070	884	1,227	94
Shares issued on reinvestment of dividends and distributions	101	58	113	95	668	129	924	549
Shares repurchased	(186)	(259)	(1,224)	(1,486)	(2,682)	(1,431)	(10,324)	(11,005)
Net increase (decrease) in shares outstanding	224	82	1,358	(1,158)	(944)	(418)	(8,173)	(10,362)
Class 2:
Shares sold	3,786	2,979	39,535	30,710	26,182	25,005	52,766	77,199
Shares issued on reinvestment of dividends and distributions	502	207	1,402	824	6,710	816	4,975	1,976
Shares repurchased	(376)	(276)	(2,587)	(1,695)	(7,671)	(2,568)	(7,881)	(4,104)
Net increase in shares outstanding	3,912	2,910	38,350	29,839	25,221	23,253	49,860	75,071
Class 3:
Shares sold	-	-	-	-	-	-	100	320
Shares issued on reinvestment of dividends and distributions	-	-	-	-	-	-	107	60
Shares repurchased	-	-	-	-	-	-	(1,629)	(2,009)
Net increase (decrease) in shares outstanding	-	-	-	-	-	-	(1,422)	(1,629)

(1) For the period May 1, 2006, commencement of operations, through December 31, 2006.
(2) For the period October 4, 2006, commencement of operations, through December 31, 2006.
(3) Amount less than one thousand.

See Notes to Financial Statements

Statements of changes in net assets					(dollars and shares in thousands)

	International Fund		New World Fund		Blue Chip Income and Growth Fund		Global Growth and Income Fund
	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Period ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005	2006	2005	2006 (1)
Operations:
Net investment income	$137,525	$88,268	$19,941	$11,401	$53,818	$41,376	$3,148
Net realized gain (loss) on investments and
non-U.S. currency transactions	500,368	337,026	101,979	25,512	136,955	188,414	3,716
Net unrealized appreciation (depreciation)
on investments and non-U.S. currency translations	722,497	672,176	163,011	78,562	388,512	(18,550)	50,508
Net increase in net assets
resulting from operations	1,360,390	1,097,470	284,931	115,475	579,285	211,240	57,372

Dividends and distributions paid to shareholders:
Dividends from net investment income
and non-U.S. currency gain:
Class 1	(28,625)	(24,409)	(1,693)	(975)	(1,925)	(1,538)	(271)
Class 2	(108,664)	(61,960)	(13,873)	(5,908)	(39,240)	(26,306)	(3,240)
Class 3	(1,878)	(1,577)	-	-	-	-	-
Total dividends from net investment income
and non-U.S. currency gain	(139,167)	(87,946)	(15,566)	(6,883)	(41,165)	(27,844)	(3,511)
Distributions from net realized gain on investments:
Short-term net realized gain:
Class 1	-	-	-	-	(613)	-	-
Class 2	-	-	-	-	(14,642)	-	-
Class 3	-	-	-	-	-	-	-
Long-term net realized gain:
Class 1	(14,699)	-	(777)	-	(6,818)	-	-
Class 2	(54,210)	-	(6,937)	-	(162,814)	-	-
Class 3	(1,054)	-	-	-	-	-	-
Total distributions from net realized gain on investments	(69,963)	-	(7,714)	-	(184,887)	-	-
Total dividends and distributions paid to shareholders	(209,130)	(87,946)	(23,280)	(6,883)	(226,052)	(27,844)	(3,511)

Capital share transactions:
Class 1:
Proceeds from initial capitalization	-	-	-	-	-	-	10,000
Proceeds from shares sold	6,333	4,402	29,547	21,021	15,459	12,123	30,969
Proceeds from reinvestment of dividends and distributions	43,324	24,409	2,470	975	9,356	1,538	271
Cost of shares repurchased	(240,979)	(195,519)	(21,658)	(9,673)	(14,648)	(16,350)	(74)
Net increase (decrease) from Class 1 transactions	(191,322)	(166,708)	10,359	12,323	10,167	(2,689)	41,166
Class 2:
Proceeds from shares sold	1,576,966	1,320,757	293,407	221,690	482,725	528,383	585,540
Proceeds from reinvestment of dividends and distributions	162,874	61,960	20,810	5,908	216,696	26,306	3,240
Cost of shares repurchased	(163,789)	(63,602)	(50,811)	(19,028)	(130,490)	(49,060)	(1,214)
Net increase from Class 2 transactions	1,576,051	1,319,115	263,406	208,570	568,931	505,629	587,566
Class 3:
Proceeds from shares sold	7,615	3,267	-	-	-	-	-
Proceeds from reinvestment of dividends and distributions	2,931	1,577	-	-	-	-	-
Cost of shares repurchased	(23,044)	(24,295)	-	-	-	-	-
Net increase (decrease) from Class 3 transactions	(12,498)	(19,451)	-	-	-	-	-
Net increase in net assets resulting from
capital share transactions	1,372,231	1,132,956	273,765	220,893	579,098	502,940	628,732

Total increase in net assets	2,523,491	2,142,480	535,416	329,485	932,331	686,336	682,593

Net assets:
Beginning of period	6,504,741	4,362,261	765,351	435,866	3,164,030	2,477,694	-
End of period	$9,028,232	$6,504,741	$1,300,767	$765,351	$4,096,361	$3,164,030	$682,593

Undistributed (distributions in excess of) net investment income	$15,449	$12,424	$10,927	$6,321	$53,310	$40,657	$(408)

Shares of beneficial interest:
Class 1:
Shares issued from initial capitalization	-	-	-	-	-	-	1,000
Shares sold	313	261	1,569	1,409	1,362	1,181	3,083
Shares issued on reinvestment of dividends and distributions	2,124	1,338	146	68	895	148	25
Shares repurchased	(11,857)	(11,794)	(1,184)	(655)	(1,308)	(1,577)	(7)
Net increase (decrease) in shares outstanding	(9,420)	(10,195)	531	822	949	(248)	4,101
Class 2:
Shares sold	77,838	79,263	15,627	14,879	42,906	51,501	57,949
Shares issued on reinvestment of dividends and distributions	7,986	3,390	1,238	412	20,876	2,549	298
Shares repurchased	(8,194)	(3,679)	(2,831)	(1,288)	(11,663)	(4,760)	(126)
Net increase in shares outstanding	77,630	78,974	14,034	14,003	52,119	49,290	58,121
Class 3:
Shares sold	375	196	-	-	-	-	-
Shares issued on reinvestment of dividends and distributions	144	87	-	-	-	-	-
Shares repurchased	(1,144)	(1,460)	-	-	-	-	-
Net increase (decrease) in shares outstanding	(625)	(1,177)	-	-	-	-	-

(1) For the period May 1, 2006, commencement of operations, through December 31, 2006.
(2) For the period October 4, 2006, commencement of operations, through December 31, 2006.
(3) Amount less than one thousand.

See Notes to Financial Statements

Statements of changes in net assets						(dollars and shares in thousands)

	Growth-Income Fund		Asset Allocation Fund		Bond Fund		Global Bond Fund
	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Period ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005	2006	2005	2006 (2)
Operations:
Net investment income	$411,852	$292,034	$164,993	$126,432	$158,314	$110,408	$150
Net realized gain (loss) on investments and
non-U.S. currency transactions	926,245	562,628	275,335	133,120	(4,416)	2,178	(10)
Net unrealized appreciation (depreciation)
on investments and non-U.S. currency translations	2,133,468	364,066	488,795	234,416	57,361	(77,663)	94
Net increase in net assets
resulting from operations	3,471,565	1,218,728	929,123	493,968	211,259	34,923	234

Dividends and distributions paid to shareholders:
Dividends from net investment income
and non-U.S. currency gain:
Class 1	(63,674)	(58,162)	(24,341)	(20,656)	(7,578)	(7,502)	(79)
Class 2	(327,704)	(221,139)	(132,041)	(106,102)	(106,551)	(73,453)	(76)
Class 3	(6,935)	(6,306)	(1,651)	(1,653)	-	-	-
Total dividends from net investment income
and non-U.S. currency gain	(398,313)	(285,607)	(158,033)	(128,411)	(114,129)	(80,955)	(155)
Distributions from net realized gain on investments:
Short-term net realized gain:
Class 1	-	-	-	-	-	-	-
Class 2	-	-	-	-	-	-	-
Class 3	-	-	-	-	-	-	-
Long-term net realized gain:
Class 1	(88,403)	(15,967)	(11,851)	-	-	-	-
Class 2	(467,528)	(62,034)	(72,811)	-	-	-	-
Class 3	(10,810)	(2,000)	(1,004)	-	-	-	-
Total distributions from net realized gain on investments	(566,741)	(80,001)	(85,666)	-	-	-	-
Total dividends and distributions paid to shareholders	(965,054)	(365,608)	(243,699)	(128,411)	(114,129)	(80,955)	(155)

Capital share transactions:
Class 1:
Proceeds from initial capitalization	-	-	-	-	-	-	10,000
Proceeds from shares sold	3,828	2,448	169,379	6,110	52,576	10,970	1,200
Proceeds from reinvestment of dividends and distributions	152,077	74,129	36,192	20,656	7,578	7,502	79
Cost of shares repurchased	(608,513)	(614,621)	(102,082)	(104,648)	(19,886)	(26,416)	-	(3)
Net increase (decrease) from Class 1 transactions	(452,608)	(538,044)	103,489	(77,882)	40,268	(7,944)	11,279
Class 2:
Proceeds from shares sold	2,849,467	3,676,296	777,608	970,962	923,008	561,561	15,491
Proceeds from reinvestment of dividends and distributions	795,232	283,173	204,852	106,102	106,551	73,453	76
Cost of shares repurchased	(636,700)	(141,546)	(321,253)	(56,161)	(57,649)	(40,314)	(98)
Net increase from Class 2 transactions	3,007,999	3,817,923	661,207	1,020,903	971,910	594,700	15,469
Class 3:
Proceeds from shares sold	1,254	12,416	3,176	2,351	-	-	-
Proceeds from reinvestment of dividends and distributions	17,745	8,306	2,655	1,653	-	-	-
Cost of shares repurchased	(80,096)	(105,080)	(13,663)	(14,040)	-	-	-
Net increase (decrease) from Class 3 transactions	(61,097)	(84,358)	(7,832)	(10,036)	-	-	-
Net increase in net assets resulting from
capital share transactions	2,494,294	3,195,521	756,864	932,985	1,012,178	586,756	26,748

Total increase in net assets	5,000,805	4,048,641	1,442,288	1,298,542	1,109,308	540,724	26,827

Net assets:
Beginning of period	21,904,049	17,855,408	6,075,178	4,776,636	2,494,469	1,953,745	-
End of period	$26,904,854	$21,904,049	$7,517,466	$6,075,178	$3,603,777	$2,494,469	$26,827

Undistributed (distributions in excess of) net investment income	$77,000	$62,875	$29,378	$22,702	$154,269	$113,002	$(6)

Shares of beneficial interest:
Class 1:
Shares issued from initial capitalization	-	-	-	-	-	-	1,000
Shares sold	93	67	9,512	385	4,625	962	116
Shares issued on reinvestment of dividends and distributions	3,862	1,958	2,052	1,258	691	670	8
Shares repurchased	(15,201)	(16,647)	(5,805)	(6,585)	(1,746)	(2,323)	-	(3)
Net increase (decrease) in shares outstanding	(11,246)	(14,622)	5,759	(4,942)	3,570	(691)	1,124
Class 2:
Shares sold	71,465	100,592	44,538	61,664	81,863	49,855	1,514
Shares issued on reinvestment of dividends and distributions	20,312	7,515	11,718	6,492	9,793	6,611	7
Shares repurchased	(15,943)	(3,852)	(18,153)	(3,564)	(5,122)	(3,572)	(9)
Net increase in shares outstanding	75,834	104,255	38,103	64,592	86,534	52,894	1,512
Class 3:
Shares sold	31	350	183	148	-	-	-
Shares issued on reinvestment of dividends and distributions	452	220	151	101	-	-	-
Shares repurchased	(2,004)	(2,863)	(776)	(887)	-	-	-
Net increase (decrease) in shares outstanding	(1,521)	(2,293)	(442)	(638)	-	-	-

(1) For the period May 1, 2006, commencement of operations, through December 31, 2006.
(2) For the period October 4, 2006, commencement of operations, through December 31, 2006.
(3) Amount less than one thousand.

See Notes to Financial Statements

Statements of changes in net assets					(dollars and shares in thousands)

	High-Income Bond Fund		U.S. Government/ AAA-Rated Securities Fund		Cash Management Fund
	Year ended	Year ended	Year ended	Year ended	Year ended		Year ended
	December 31,	December 31,	December 31,	December 31,	December 31,		December 31,
	2006	2005	2006	2005	2006		2005
Operations:
Net investment income	$73,713	$58,237	$28,326	$23,930	$15,292		$6,739
Net realized gain (loss) on investments and
non-U.S. currency transactions	3,708	11,521	(3,537)	2,137	-	(3)	(1)
Net unrealized appreciation (depreciation)
on investments and non-U.S. currency translations	27,773	(49,267)	(923)	(10,709)	8		1
Net increase in net assets
resulting from operations	105,194	20,491	23,866	15,358	15,300		6,739

Dividends and distributions paid to shareholders:
Dividends from net investment income
and non-U.S. currency gain:
Class 1	(18,213)	(20,075)	(9,348)	(10,544)	(1,903)		(737)
Class 2	(41,173)	(29,252)	(14,236)	(11,720)	(4,485)		(1,087)
Class 3	(2,049)	(2,392)	(1,245)	(1,507)	(378)		(129)
Total dividends from net investment income
and non-U.S. currency gain	(61,435)	(51,719)	(24,829)	(23,771)	(6,766)		(1,953)
Distributions from net realized gain on investments:
Short-term net realized gain:
Class 1	-	-	-	-	-		-
Class 2	-	-	-	-	-		-
Class 3	-	-	-	-	-		-
Long-term net realized gain:
Class 1	-	-	-	-	-		-
Class 2	-	-	-	-	-		-
Class 3	-	-	-	-	-		-
Total distributions from net realized gain on investments	-	-	-	-	-		-
Total dividends and distributions paid to shareholders	(61,435)	(51,719)	(24,829)	(23,771)	(6,766)		(1,953)

Capital share transactions:
Class 1:
Proceeds from initial capitalization	-	-	-	-	-		-
Proceeds from shares sold	6,186	12,164	4,334	5,194	78,397		49,253
Proceeds from reinvestment of dividends and distributions	18,213	20,075	9,348	10,544	1,903		737
Cost of shares repurchased	(52,667)	(74,615)	(47,068)	(46,452)	(59,631)		(54,892)
Net increase (decrease) from Class 1 transactions	(28,268)	(42,376)	(33,386)	(30,714)	20,669	-	(4,902)
Class 2:
Proceeds from shares sold	199,599	157,889	74,330	70,062	260,270		136,997
Proceeds from reinvestment of dividends and distributions	41,173	29,252	14,236	11,720	4,485		1,087
Cost of shares repurchased	(28,107)	(24,514)	(27,041)	(20,644)	(141,648)		(98,299)
Net increase from Class 2 transactions	212,665	162,627	61,525	61,138	123,107		39,785
Class 3:
Proceeds from shares sold	2,705	4,903	2,168	4,576	23,065		18,484
Proceeds from reinvestment of dividends and distributions	2,049	2,392	1,245	1,507	378		129
Cost of shares repurchased	(10,123)	(14,020)	(10,244)	(9,755)	(21,422)		(23,149)
Net increase (decrease) from Class 3 transactions	(5,369)	(6,725)	(6,831)	(3,672)	2,021		(4,536)
Net increase in net assets resulting from
capital share transactions	179,028	113,526	21,308	26,752	145,797		30,347

Total increase in net assets	222,787	82,298	20,345	18,339	154,331		35,133

Net assets:
Beginning of period	936,294	853,996	632,059	613,720	243,619		208,486
End of period	$1,159,081	$936,294	$652,404	$632,059	$397,950		$243,619

Undistributed (distributions in excess of) net investment income	$71,733	$59,984	$28,343	$24,675	$15,205		$6,679

Shares of beneficial interest:
Class 1:
Shares issued from initial capitalization	-	-	-	-	-		-
Shares sold	498	969	370	435	6,852		4,414
Shares issued on reinvestment of dividends and distributions	1,518	1,660	826	891	168		66
Shares repurchased	(4,196)	(5,955)	(4,006)	(3,873)	(5,209)		(4,905)
Net increase (decrease) in shares outstanding	(2,180)	(3,326)	(2,810)	(2,547)	1,811		(425)
Class 2:
Shares sold	16,013	12,715	6,368	5,882	22,823		12,309
Shares issued on reinvestment of dividends and distributions	3,457	2,431	1,264	996	398		98
Shares repurchased	(2,248)	(1,965)	(2,323)	(1,739)	(12,425)		(8,815)
Net increase in shares outstanding	17,222	13,181	5,309	5,139	10,796		3,592
Class 3:
Shares sold	219	392	185	381	2,015		1,658
Shares issued on reinvestment of dividends and distributions	171	197	110	127	34		12
Shares repurchased	(804)	(1,121)	(869)	(812)	(1,876)		(2,074)
Net increase (decrease) in shares outstanding	(414)	(532)	(574)	(304)	173		(404)

(1) For the period May 1, 2006, commencement of operations, through December 31, 2006.
(2) For the period October 4, 2006, commencement of operations, through December 31, 2006.
(3) Amount less than one thousand.

See Notes to Financial Statements

Notes to financial statements

1.	Organization and significant accounting policies

Organization - American Funds Insurance Series (the "series") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company with 15 different funds. The assets of each fund are segregated, with each fund accounted for separately. The funds’ investment objectives are as follows:

Global Discovery Fund	Long-term growth of capital by investing primarily in stocks of companies in the services and information area of the global economy.
Global Growth Fund	Long-term growth of capital by investing primarily in common stocks of companies located around the world.
Global Small Capitalization Fund	Long-term growth of capital by investing primarily in stocks of smaller companies located around the world.
Growth Fund	Long-term growth of capital by investing primarily in common stocks of companies that offer opportunities for growth of capital.
International Fund	Long-term growth of capital by investing primarily in common stocks of companies located outside the United States.
New World Fund	Long-term growth of capital by investing primarily in stocks of companies with significant exposure to countries with developing economies and/or markets.
Blue Chip Income and Growth Fund	To produce income exceeding the average yield on U.S. stocks and to provide an opportunity for growth of principal.
Global Growth and Income Fund	Long-term growth of capital and current income by investing primarily in stocks of well-established companies located around the world.
Growth-Income Fund	Growth of capital and income by investing primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends.
Asset Allocation Fund	High total return (including income and capital gains) consistent with long-term preservation of capital.
Bond Fund	As high a level of current income as is consistent with the preservation of capital by investing primarily in fixed-income securities.
Global Bond Fund
A high level of total return consistent with prudent management by investing primarily in investment-grade bonds issued by entities based around the world and denominated in various currencies, including U.S. dollars.

High-Income Bond Fund
High current income and, secondarily, capital appreciation by investing primarily in intermediate and long-term corporate obligations, with emphasis on higher yielding, higher risk, lower rated or unrated securities.

U.S. Government/AAA-Rated Securities Fund
A high level of current income consistent with prudent investment risk and preservation of capital by investing primarily in a combination of securities guaranteed by the U.S. government and other debt securities rated AAA or Aaa.

Cash Management Fund	High current yield while preserving capital by investing in a diversified selection of high-quality money market instruments.

Each fund offers two or three share classes (1, 2 and 3). Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for certain distribution expenses. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the series:

Security valuation - Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of the debt securities held by the funds to meet their obligations may be affected by economic developments in a specific industry, state or region. Forward currency contracts are valued at the mean of representative quoted bid and asked prices. Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under procedures adopted by authority of the series’ board of trustees. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. If events occur that materially affect the value of securities (particularly non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities are fair valued.

Security transactions and related investment income - Security transactions are recorded by the series as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the series will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations -Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution expenses, are accrued daily and charged directly to the respective share class.

Dividends and distributions to shareholders -Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Non-U.S. currency translation - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

Forward currency contracts - The series may enter into forward currency contracts, which represent agreements to exchange non-U.S. currencies on specific future dates at predetermined rates. The series enters into these contracts to manage its exposure to changes in non-U.S. exchange rates arising from investments denominated in non-U.S. currencies. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates. Due to these risks, the series could incur losses up to the entire contract amount, which may exceed the net unrealized value shown on the accompanying financial statements. On a daily basis, the series values forward currency contracts based on the applicable exchange rates and records unrealized gains or losses. The series records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Mortgage dollar rolls - The series may enter into mortgage dollar roll transactions in which a fund in the series sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Each mortgage dollar roll is treated as a financing transaction; therefore, any gain or loss is considered unrealized until the roll reaches completion. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Income is generated as consideration for entering into these transactions and is included in interest income on the accompanying financial statements.

Loan transactions - The series may enter into loan transactions in which a fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder's portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan's interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal. Risks may arise due to the delayed settlement date of the loan transaction and the ability of the agent and/or the borrower to meet the obligations of the loan.

2.	Non-U.S. investments

Investment risk - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

Taxation - Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the funds on the sale of securities in certain countries are subject to non-U.S. taxes. The funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

3. Federal income taxation and distributions

The series complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The series is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

Distributions - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in non-U.S. securities; deferred expenses; cost of investments sold; paydowns on fixed-income securities; net capital losses; non-U.S. taxes on capital gains; amortization of premiums; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes.

As indicated in the table on the following two pages, four funds in the series had capital loss carryforwards available at December 31, 2006. These will be used to offset any capital gains realized by the funds in future years through the expiration dates. The funds will not make distributions from capital gains while capital loss carryforwards remain.

Additional tax basis disclosures are as follows:

					(dollars in thousands)

	Global Discovery Fund	Global Growth Fund	Global Capitalization Fund	Growth Fund	International Fund	New World Fund	Blue Chip Income and Growth Fund

As of December 31, 2006:
Undistributed (Distribution in excess of) ordinary income	$1,302	$74,162	$138,438	$187,246	$99,193	$44,694	$82,082
Post-October non-U.S. currency loss deferrals (realized during the period
November 1, 2006, through December 31, 2006)*	(4)	(278)	(161)	-	(1,429)	(85)	-
Undistributed long-term capital gain	694	185,782	218,971	1,840,600	408,417	79,839	106,861
Post-October capital loss deferrals (realized during the period
November 1, 2006, through December 31, 2006)*	-	-	-	-	-	-	-
Capital loss carryforwards	-	-	-	-	-	-	-

Gross unrealized appreciation on investment securities	31,725	937,340	820,968	6,032,719	2,479,198	345,097	763,758
Gross unrealized depreciation on investment securities	(1,689)	(37,779)	(130,543)	(356,411)	(100,971)	(12,125)	(30,134)
Net unrealized appreciation on investment securities	30,036	899,561	690,425	5,676,308	2,378,227	332,972	733,624
Cost of investment securities	149,260	3,402,225	2,486,382	21,447,672	6,636,640	963,725	3,339,073

Reclassification to (from) undistributed net investment
income from (to) undistributed net realized gain	(33)	(174)	10,373	(246)	4,667	231
Reclassification to (from) undistributed net investment income
from (to) capital paid in on shares of beneficial interest	-	-	(870)	-	-	-	-
Reclassification to undistributed net realized gain
from capital paid in on shares of beneficial interest	-	-	906	-	-	-	-

Utilized capital loss carryforward	-	-	-	-	-	-	-
Expired capital loss carryforward	-	-	-	-	-	-	-

Capital loss carryforwards:
Expiring 2007	-	-	-	-	-	-	-
Expiring 2008	-	-	-	-	-	-	-
Expiring 2009	-	-	-	-	-	-	-
Expiring 2010	-	-	-	-	-	-	-
Expiring 2011	-	-	-	-	-	-	-
Expiring 2012	-	-	-	-	-	-	-
Expiring 2013	-	-	-	-	-	-	-
Expiring 2014	-	-	-	-	-	-	-
-		-	-	-	-	-	-

*These deferrals are considered incurred in the subsequent year.

† Amount less than one thousand.

							(dollars in thousands)

	Global Growth and Income Fund	Growth- Income Fund	Asset Allocation Fund	Bond Fund	Global Bond Fund	High-Income Bond Fund	U.S. Government/ AAA-Rated Securities Fund	Cash Management Fund

As of December 31, 2006:
Undistributed (Distribution in excess of) ordinary income	$3,953	$164,940	$61,928	$154,731	$-	$73,341	$28,407	$15,237
Post-October non-U.S. currency loss deferrals (realized during the period
November 1, 2006, through December 31, 2006)*	(101)	(158)	(165)	-	(24)	(298)	-	-
Undistributed long-term capital gain	-	847,610	242,044	-	-	-	-	-
Post-October capital loss deferrals (realized during the period
November 1, 2006, through December 31, 2006)*	-	-	-	-	-	(2,249)	(18)	-
Capital loss carryforwards	-	-	-	(4,425)	-	(130,131)	(9,230)	(4)

Gross unrealized appreciation on investment securities	55,259	5,609,143	1,348,121	74,062	211	44,540	4,581	13
Gross unrealized depreciation on investment securities	(5,265)	(234,104)	(66,106)	(21,339)	(108)	(11,667)	(3,625)	(2)
Net unrealized appreciation on investment securities	49,994	5,375,039	1,282,015	52,723	103	32,873	956	11
Cost of investment securities	630,431	21,473,237	6,210,473	3,492,260	25,800	1,102,714	645,815	396,571

Reclassification to (from) undistributed net investment
income from (to) undistributed net realized gain	(45)	586	(284)	(2,918)	(5)	(529)	171	-
Reclassification to (from) undistributed net investment income
from (to) capital paid in on shares of beneficial interest	-	-	-	-	5	-	-	-
Reclassification to undistributed net realized gain
from capital paid in on shares of beneficial interest	-	-	-	-	-	-	1,293	-

Utilized capital loss carryforward	-	-	-	-	-	6,486	-	-
Expired capital loss carryforward	-	-	-	-	-	-	1,293	-

Capital loss carryforwards:
Expiring 2007	-	-	-	$-	-	$-	$737	$-
Expiring 2008	-	-	-	-	-	-	4,040	-
Expiring 2009	-	-	-	-	-	43,714	-	-
Expiring 2010	-	-	-	-	-	50,900	-	-†
Expiring 2011	-	-	-	3,029	-	35,517	-	-
Expiring 2012	-	-	-	-	-	-	-	3
Expiring 2013	-	-	-	588	-	-	-	1
Expiring 2014	-	-	-	808	-	-	4,453	-†
-		-	-	$4,425	-	$130,131	$9,230	$4

*These deferrals are considered incurred in the subsequent year.

† Amount less than one thousand.

4. Fees and transactions with related parties
Capital Research and Management Company ("CRMC"), the series’ investment adviser, is the parent company of American Funds Service Company SM ("AFS"), the series’ transfer agent, and American Funds Distributors, Inc. SM ("AFD"), the principal underwriter of the series’ shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on annual rates that generally decrease as average net asset levels increase.

The board of trustees approved an amended agreement for Global Small Capitalization Fund, New World Fund and Growth-Income Fund that provided for reduced annual rates as reflected in the table below. During the year ended December 31, 2006, CRMC voluntarily reduced investment advisory services fees to the rates provided by the amended agreement for Global Small Capitalization Fund and to proposed amended rates for Global Growth and Income Fund. In addition, CRMC is currently waiving 10% of investment advisory services fees for all funds in the series. During the year ended December 31, 2006, total aggregate investment advisory services fees waived by CRMC were $29,046,000. As a result, the aggregate fees shown on the accompanying financial statements of $290,427,000 were reduced to $261,381,000. The amended range of rates and asset levels and the current annualized rates of average net assets for the series, before and after the expense waivers, are as follows:

	Rates		Net asset level (in billions)		For the year ended December 31, 2006,		For the year ended December 31, 2006,
Fund	Beginning with	Ending with	Up to	In excess of	before waiver		after waiver
Global Discovery	.580%	.440%	$.5	$1.0	.58%		.52%
Global Growth	.690	.480	.6	3.0	.55		.50
Global Small Capitalization	.800	.650	.6	3.0	.72		.65
Growth	.500	.285	.6	27.0	.32		.29
International	.690	.430	.5	21.0	.50		.45
New World	.850	.660	.5	1.5	.81		.73
Blue Chip Income and Growth	.500	.370	.6	4.0	.42		.38
Global Growth and Income	.690		all		.69	*	.62	*
Growth-Income	.500	.222	.6	27.0	.27		.24
Asset Allocation	.500	.250	.6	8.0	.32		.29
Bond	.480	.360	.6	3.0	.41		.37
Global Bond	.570		all		.14	†	.12	†
High-Income Bond	.500	.420	.6	2.0	.48		.43
U.S. Government/AAA-Rated Securities	.460	.340	.6	2.0	.46		.41
Cash Management	.320		all		.32		.29

*Annualized ratios based on activity during the period May 1, 2006, commencement of operations, through December 31, 2006.
†Ratios based on activity during the period October 4, 2006, commencement of operations, through December 31, 2006.

Transfer agent services - The aggregate fee of $55,000 was incurred during the year ended December 31, 2006, pursuant to an agreement with AFS. Under this agreement, the series compensates AFS for transfer agent services, including shareholder recordkeeping, communications and transaction processing.

Deferred trustees’ compensation - Since the adoption of the deferred compensation plan in 1993, trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the series, are treated as if invested in one or more of the American Funds. These amounts represent general, unsecured liabilities of the series and vary according to the total returns of the selected funds. Trustees’ compensation of $968,000, shown on the accompanying financial statements, includes $564,000 in current fees (either paid in cash or deferred) and a net increase of $404,000 in the value of the deferred amounts.

Affiliated officers and trustees - Officers and certain trustees of the series are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or trustees received any compensation directly from the series.

5.	Distribution services
The series has adopted plans of distribution for Class 2 and 3 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on average daily net assets, of 0.25% for Class 2 and 0.18% for Class 3 to pay service fees to firms that have entered into agreements with the series. During the year ended December 31, 2006, distribution expenses under the plans for the series aggregated $166,423,000 for Class 2 and $2,171,000 for Class 3. Class 1 shares have not adopted a plan of distribution.

6. Investment transactions and other disclosures

As of December 31, 2006, Asset Allocation Fund, Bond Fund, Global Bond Fund and High-Income Bond Fund had open forward currency contracts to purchase or sell
non-U.S. currencies as follows:

				(amounts in thousands)

		Contract amount		U.S. valuations at December 31, 2006

Fund	Non-U.S. currency sale contracts	Non-U.S.	U.S.	Amount	Unrealized appreciation (depreciation)

Purchases:
Bond	Euro, expiring 2/13/2007	€15,666	$20,651	$20,718	$67
Global Bond	Euro, expiring 2/13 to 3/19/2007	€891	1,177	1,179	2
Global Bond	Japanese yen, expiring 3/5 to 3/12/2007	¥38,548	338	327	(11)
Sales:
Asset Allocation	Euro, expiring 1/19 to 3/30/2007	€4,619	5,937	6,108	(171)
Bond	Euro, expiring 3/14/2007	€5,585	7,416	7,394	22
Global Bond	Australian dollars, expiring 1/9 to 2/16/2007	A$193	145	152	(7)
High-Income Bond	Euro, expiring 1/19 to 3/30/2007	€ 7,697	10,075	10,186	(111)

The following table presents additional information for the year ended December 31, 2006:

					(dollars in thousands)

	Global Discovery Fund	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund	Blue chip Income and Growth Fund

Purchases of investment securities (3)	$74,132	$1,474,545	$1,597,228	$10,130,504	$3,450,833	$539,610	$965,021
Sales of investment securities (3)	37,095	893,260	1,222,179	7,752,374	1,927,899	292,365	686,760
Non-U.S taxes paid on dividend income	132	4,879	2,943	6,991	15,077	1,897	184
Non-U.S taxes paid on interest income	-	-	-	-	-	-	-
Non-U.S taxes paid on realized gains	-	132	238	-	612	1,118	-
Non-U.S taxes provided on unrealized gains as of December 31, 2006	-	1,192	1,990	1,147	4,271	1,042	-
Dividends from affiliated issuers	-	-	756	-	-	-	-
Net realized gain from affiliated issuers	-	-	5,213	-	-	-	-

(1) For the period May 1, 2006, commencement of operations, through December 31, 2006.
(2) For the period October 4, 2006, commencement of operations, through December 31, 2006.
(3) Excludes short-term securities, except for Cash Management Fund.

						(dollars in thousands)

	Global Growth and Income Fund (1)	Growth-Income Fund	Asset Allocation Fund	Bond Fund	Global Bond Fund (2)	High-Income Bond Fund	U.S. Government/ AAA-Rated Securities Fund	Cash Management Fund

Purchases of investment securities (3)	$535,672	$6,469,654	$2,557,482	$2,067,940	$21,021	$519,991	$476,038	$3,009,216
Sales of investment securities (3)	18,860	5,342,432	2,328,866	1,331,037	1,020	316,755	458,345	2,870,977
Non-U.S taxes paid on dividend income	155	5,223	1,442	-	-	-	-	-
Non-U.S taxes paid on interest income	-	-	9	117	1	-	-	-
Non-U.S taxes paid on realized gains	-	-	-	-	-	-	-	-
Non-U.S taxes provided on unrealized gains as of December 31, 2006	-	-	-	-	-	-	-	-
Dividends from affiliated issuers	-	-	-	-	-	-	-	-
Net realized gain from affiliated issuers	-	-	31,438	-	-	-	-	-

(1) For the period May 1, 2006, commencement of operations, through December 31, 2006.
(2) For the period October 4, 2006, commencement of operations, through December 31, 2006.
(3) Excludes short-term securities, except for Cash Management Fund.

Financial Highlights(1)

		Income (loss) from investment operations (2)					Dividends and distributions

Period ended	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)		Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waiver		Ratio of expenses to average net assets after waiver (3)		Ratio of net income (loss) to average net assets

Global Discovery Fund
Class 1
12/31/06	$11.63	$.15		$ 1.89		$ 2.04	$ (.13)	$ (.49)	$ (.62)	$13.05	17.66%	$ 28.62%			.56%		1.19%
12/31/05	10.79	.14		1.05		1.19	(.11)	(.24)	(.35)	11.63	11.07	22.61			.56		1.27
12/31/04	9.94	.08		.98		1.06	(.09)	(.12)	(.21)	10.79	10.72	20.61			.60		.81
12/31/03	7.26	.05		2.67		2.72	(.04)	-	(.04)	9.94	37.41	17.61			.61		.55
12/31/02	9.30	.06		(2.05)		(1.99)	(.05)	-	(.05)	7.26	(21.41)	10.61			.61		.69
Class 2
12/31/06	11.59	.11		1.89		2.00	(.10)	(.49)	(.59)	13.00	17.41	151.87			.81		.94
12/31/05	10.76	.11		1.05		1.16	(.09)	(.24)	(.33)	11.59	10.80	89.86			.81		1.04
12/31/04	9.92	.06		.97		1.03	(.07)	(.12)	(.19)	10.76	10.43	51.86			.85		.60
12/31/03	7.25	.02		2.67		2.69	(.02)	-	(.02)	9.92	37.11	24.86			.86		.28
12/31/02	9.30	.04		(2.05)		(2.01)	(.04)	-	(.04)	7.25	(21.67)	9.86			.86		.48
Global Growth Fund
Class 1
12/31/06	$19.63	$.41		$ 3.62		$ 4.03	$ (.22)	-	$ (.22)	$23.44	20.73%	$ 278.58%			.53%		1.95%
12/31/05	17.31	.28		2.19		2.47	(.15)	-	(.15)	19.63	14.37	206.62			.57		1.56
12/31/04	15.30	.18		1.92		2.10	(.09)	-	(.09)	17.31	13.80	202.65			.64		1.15
12/31/03	11.35	.12		3.91		4.03	(.08)	-	(.08)	15.30	35.63	188.70			.70		.94
12/31/02	13.42	.09		(2.02)		(1.93)	(.14)	-	(.14)	11.35	(14.46)	152.71			.71		.73
Class 2
12/31/06	19.52	.36		3.59		3.95	(.18)	-	(.18)	23.29	20.43	4,015.83			.78		1.71
12/31/05	17.23	.23		2.18		2.41	(.12)	-	(.12)	19.52	14.07	2,617.87			.82		1.30
12/31/04	15.25	.14		1.91		2.05	(.07)	-	(.07)	17.23	13.49	1,796.90			.89		.92
12/31/03	11.32	.09		3.89		3.98	(.05)	-	(.05)	15.25	35.27	1,082.95			.95		.68
12/31/02	13.38	.06		(2.01)		(1.95)	(.11)	-	(.11)	11.32	(14.64)	592.96			.96		.48
Global Small Capitalization Fund
Class 1
12/31/06	$21.29	$.19		$ 4.74		$ 4.93	$ (.14)	$ (1.21)	$ (1.35)	$24.87	24.35%	$ 247.77%			.69%		.82%
12/31/05	17.14	.13		4.23		4.36	(.21)	-	(.21)	21.29	25.66	231.79			.73		.72
12/31/04	14.15	.02		2.97		2.99	-	-	-	17.14	21.13	193.81			.80		.15
12/31/03	9.27	-	(4)	4.97		4.97	(.09)	-	(.09)	14.15	53.92	163.83			.83		(.03)
12/31/02	11.52	-	(4)	(2.15)		(2.15)	(.10)	-	(.10)	9.27	(18.83)	108.84			.84		.04
Class 2
12/31/06	21.12	.14		4.70		4.84	(.11)	(1.21)	(1.32)	24.64	24.05	2,927	1.02		.94		.61
12/31/05	17.02	.09		4.19		4.28	(.18)	-	(.18)	21.12	25.35	1,977	1.04		.97		.49
12/31/04	14.08	(.01)		2.95		2.94	-	-	-	17.02	20.88	1,198	1.06		1.05		(.07)
12/31/03	9.23	(.03)		4.95		4.92	(.07)	-	(.07)	14.08	53.53	665	1.08		1.08		(.28)
12/31/02	11.48	(.02)		(2.15)		(2.17)	(.08)	-	(.08)	9.23	(19.05)	290	1.09		1.09		(.20)
Growth Fund
Class 1
12/31/06	$59.36	$.70		$ 5.46		$ 6.16	$ (.63)	$ (.38)	$ (1.01)	$64.51	10.48%	$ 3,503.34%			.31%		1.14%
12/31/05	51.39	.46		8.00		8.46	(.49)	-	(.49)	59.36	16.50	3,709.35			.32		.87
12/31/04	45.74	.32		5.51		5.83	(.18)	-	(.18)	51.39	12.75	3,744.36			.36		.68
12/31/03	33.47	.16		12.26		12.42	(.15)	-	(.15)	45.74	37.15	3,877.39			.39		.41
12/31/02	44.30	.12		(10.87)		(10.75)	(.08)	-	(.08)	33.47	(24.27)	3,195.40			.40		.30
Class 2
12/31/06	58.98	.54		5.43		5.97	(.49)	(.38)	(.87)	64.08	10.22	23,122.59			.56		.89
12/31/05	51.10	.34		7.92		8.26	(.38)	-	(.38)	58.98	16.19	18,343.60			.57		.64
12/31/04	45.50	.23		5.45		5.68	(.08)	-	(.08)	51.10	12.50	12,055.61			.61		.50
12/31/03	33.29	.06		12.19		12.25	(.04)	-	(.04)	45.50	36.80	7,107.64			.64		.16
12/31/02	44.09	.03		(10.82)		(10.79)	(.01)	-	(.01)	33.29	(24.46)	3,009.65			.65		.07
Class 3
12/31/06	59.34	.59		5.46		6.05	(.51)	(.38)	(.89)	64.50	10.29	451.52			.49		.95
12/31/05	51.38	.37		7.98		8.35	(.39)	-	(.39)	59.34	16.28	499.53			.50		.69
12/31/04 (5)	47.74	.24		3.50		3.74	(.10)	-	(.10)	51.38	7.85	516.54		(6)	.53	(6)	.54	(6)
International Fund
Class 1
12/31/06	$18.96	$.41		$ 3.21		$ 3.62	$ (.38)	$ (.19)	$ (.57)	$22.01	19.33%	$ 1,648.54%			.49%		1.99%
12/31/05	15.82	.32		3.11		3.43	(.29)	-	(.29)	18.96	21.75	1,599.57			.52		1.92
12/31/04	13.41	.22		2.41		2.63	(.22)	-	(.22)	15.82	19.66	1,495.60			.59		1.54
12/31/03	10.07	.15		3.38		3.53	(.19)	-	(.19)	13.41	35.12	1,431.63			.63		1.40
12/31/02	12.02	.15		(1.90)		(1.75)	(.20)	-	(.20)	10.07	(14.58)	1,236.63			.63		1.35
Class 2
12/31/06	18.92	.35		3.20		3.55	(.34)	(.19)	(.53)	21.94	18.98	7,260.79			.74		1.72
12/31/05	15.79	.28		3.11		3.39	(.26)	-	(.26)	18.92	21.50	4,790.82			.77		1.64
12/31/04	13.39	.18		2.41		2.59	(.19)	-	(.19)	15.79	19.32	2,752.84			.83		1.27
12/31/03	10.05	.12		3.37		3.49	(.15)	-	(.15)	13.39	34.85	1,385.88			.88		1.08
12/31/02	11.97	.12		(1.89)		(1.77)	(.15)	-	(.15)	10.05	(14.84)	636.88			.88		1.05
Class 3
12/31/06	18.96	.37		3.20		3.57	(.34)	(.19)	(.53)	22.00	19.07	120.72			.67		1.81
12/31/05	15.82	.29		3.11		3.40	(.26)	-	(.26)	18.96	21.54	116.75			.70		1.74
12/31/04 (5)	13.76	.20		2.05		2.25	(.19)	-	(.19)	15.82	16.45	115.77		(6)	.77	(6)	1.45	(6)
New World Fund
Class 1
12/31/06	$16.67	$.41		$ 4.95		$ 5.36	$ (.32)	$ (.15)	$ (.47)	$21.56	32.88%	$ 126.88%			.80%		2.19%
12/31/05	13.96	.33		2.58		2.91	(.20)	-	(.20)	16.67	21.10	88.92			.85		2.22
12/31/04	11.99	.23		2.01		2.24	(.27)	-	(.27)	13.96	19.07	63.93			.92		1.81
12/31/03	8.76	.21		3.21		3.42	(.19)	-	(.19)	11.99	39.56	47.92			.92		2.15
12/31/02	9.44	.20		(.70)		(.50)	(.18)	-	(.18)	8.76	(5.45)	35.91			.91		2.14
Class 2
12/31/06	16.56	.36		4.92		5.28	(.29)	(.15)	(.44)	21.40	32.59	1,175	1.13		1.05		1.93
12/31/05	13.89	.29		2.56		2.85	(.18)	-	(.18)	16.56	20.74	677	1.17		1.10		1.97
12/31/04	11.94	.19		2.01		2.20	(.25)	-	(.25)	13.89	18.80	373	1.18		1.17		1.57
12/31/03	8.73	.19		3.19		3.38	(.17)	-	(.17)	11.94	39.18	224	1.17		1.17		1.90
12/31/02	9.41	.18		(.70)		(.52)	(.16)	-	(.16)	8.73	(5.66)	124	1.16		1.16		1.89
Blue Chip Income and Growth Fund
Class 1
12/31/06	$10.91	$.20		$ 1.63		$ 1.83	$ (.16)	$ (.61)	$ (.77)	$11.97	17.73%	$ 159.43%			.39%		1.75%
12/31/05	10.26	.18		.59		.77	(.12)	-	(.12)	10.91	7.57	135.45			.41		1.73
12/31/04	9.41	.15		.78		.93	(.08)	-	(.08)	10.26	9.94	129.46			.46		1.60
12/31/03	7.17	.13		2.11		2.24	-	-	-	9.41	31.24	107.52			.50		1.67
12/31/02	9.43	.16		(2.32)		(2.16)	(.10)	-	(.10)	7.17	(22.93)	54.52			.52		1.89
Class 2
12/31/06	10.83	.17		1.61		1.78	(0.13)	(.61)	(.74)	11.87	17.42	3,937.68			.64		1.50
12/31/05	10.20	.15		.58		.73	(.10)	-	(.10)	10.83	7.24	3,029.70			.66		1.48
12/31/04	9.36	.13		.78		.91	(.07)	-	(.07)	10.20	9.74	2,349.71			.70		1.37
12/31/03	7.16	.11		2.09		2.20	-	-	-	9.36	30.73	1,490.76			.74		1.41
12/31/02	9.41	.14		(2.30)		(2.16)	(.09)	-	(.09)	7.16	(23.07)	426.77			.77		1.76
Global Growth and Income (7)
Class 1
12/31/06	$10.00	$.14		$ .91		$ 1.05	$ (.07)	-	$ (.07)	$10.98	10.49%	$ 45.72		% (6)	.65	% (6)	2.10	% (6)
Class 2
12/31/06	10.00	.11		.92		1.03	(.06)	-	(.06)	10.97	10.30	638.97		(6)	.90	(6)	1.64	(6)
Growth-Income Fund
Class 1
12/31/06	$38.31	$.77		$ 5.03		$ 5.80	$ (.72)	$ (.96)	$ (1.68)	$42.43	15.51%	$ 3,759.28%			.25%		1.92%
12/31/05	36.81	.62		1.61		2.23	(.58)	(.15)	(.73)	38.31	6.08	3,825.29			.27		1.68
12/31/04	33.61	.48		3.09		3.57	(.37)	-	(.37)	36.81	10.66	4,213.31			.30		1.39
12/31/03	25.63	.42		7.96		8.38	(.40)	-	(.40)	33.61	32.76	4,402.34			.34		1.45
12/31/02	31.70	.41		(6.16)		(5.75)	(.32)	-	(.32)	25.63	(18.15)	3,741.35			.35		1.43
Class 2
12/31/06	38.12	.67		4.99		5.66	(.63)	(.96)	(1.59)	42.19	15.20	22,688.53			.50		1.67
12/31/05	36.64	.53		1.60		2.13	(.50)	(.15)	(.65)	38.12	5.83	17,608.54			.52		1.44
12/31/04	33.48	.41		3.06		3.47	(.31)	-	(.31)	36.64	10.37	13,105.56			.55		1.19
12/31/03	25.52	.34		7.92		8.26	(.30)	-	(.30)	33.48	32.43	7,824.59			.59		1.18
12/31/02	31.58	.35		(6.14)		(5.79)	(.27)	-	(.27)	25.52	(18.34)	3,632.60			.60		1.22
Class 3
12/31/06	38.31	.70		5.01		5.71	(.64)	(.96)	(1.60)	42.42	15.30	458.46			.43		1.74
12/31/05	36.80	.56		1.61		2.17	(.51)	(.15)	(.66)	38.31	5.88	471.47			.45		1.50
12/31/04 (5)	34.64	.41		2.07		2.48	(.32)	-	(.32)	36.80	7.18	537.49		(6)	.48	(6)	1.24	(6)
Asset Allocation Fund
Class 1
12/31/06	$16.56	$.47		$ 1.97		$ 2.44	$ (.43)	$ (.23)	$ (.66)	$18.34	14.96%	$ 1,079.33%			.30%		2.67%
12/31/05	15.49	.41		1.05		1.46	(.39)	-	(.39)	16.56	9.45	879.35			.32		2.57
12/31/04	14.58	.39		.84		1.23	(.32)	-	(.32)	15.49	8.50	899.38			.37		2.64
12/31/03	12.23	.41		2.29		2.70	(.35)	-	(.35)	14.58	22.14	911.42			.42		3.12
12/31/02	14.30	.45		(2.19)		(1.74)	(.33)	-	(.33)	12.23	(12.19)	797.45			.45		3.31
Class 2
12/31/06	16.47	.42		1.96		2.38	(.39)	(.23)	(.62)	18.23	14.66	6,362.58			.55		2.42
12/31/05	15.42	.37		1.04		1.41	(.36)	-	(.36)	16.47	9.14	5,120.60			.57		2.31
12/31/04	14.51	.36		.84		1.20	(.29)	-	(.29)	15.42	8.34	3,797.62			.62		2.42
12/31/03	12.18	.37		2.27		2.64	(.31)	-	(.31)	14.51	21.74	2,314.67			.67		2.81
12/31/02	14.25	.42		(2.18)		(1.76)	(.31)	-	(.31)	12.18	(12.38)	1,056.70			.70		3.11
Class 3
12/31/06	16.56	.44		1.97		2.41	(.40)	(.23)	(.63)	18.34	14.75	76.51			.48		2.49
12/31/05	15.49	.38		1.05		1.43	(.36)	-	(.36)	16.56	9.26	76.53			.50		2.39
12/31/04 (5)	14.85	.36		.58		.94	(.30)	-	(.30)	15.49	6.38	81.55		(6)	.55	(6)	2.50	(6)
Bond Fund
Class 1
12/31/06	$11.31	$.63		$ .17		$ .80	$ (.47)	-	$ (.47)	$11.64	7.31%	$ 230.43%			.39%		5.54%
12/31/05	11.57	.60		(.40)		.20	(.46)	-	(.46)	11.31	1.77	182.44			.40		5.30
12/31/04	11.34	.56		.10		.66	(.43)	-	(.43)	11.57	6.04	195.45			.44		4.94
12/31/03	10.41	.57		.78		1.35	(.42)	-	(.42)	11.34	13.07	213.47			.47		5.19
12/31/02	10.44	.67		(.24)		.43	(.46)	-	(.46)	10.41	4.26	218.49			.49		6.60
Class 2
12/31/06	11.22	.60		.16		.76	(.45)	-	(.45)	11.53	6.99	3,374.68			.64		5.29
12/31/05	11.48	.57		(.39)		.18	(.44)	-	(.44)	11.22	1.59	2,312.69			.65		5.06
12/31/04	11.27	.53		.09		.62	(.41)	-	(.41)	11.48	5.72	1,759.70			.69		4.68
12/31/03	10.36	.53		.78		1.31	(.40)	-	(.40)	11.27	12.80	1,280.72			.72		4.88
12/31/02	10.40	.64		(.24)		.40	(.44)	-	(.44)	10.36	4.05	697.74			.74		6.34
Global Bond Fund
Class 1 (8)
12/31/06	$10.00	$.10		$ .15		$ .25	$ (.07)	-	$ (.07)	$10.18	2.52%	$ 12.15%			.13%		1.00%
Class 2 (9)
12/31/06	10.00	.06		.18		.24	(.07)	-	(.07)	10.17	1.99	15.13			.12		.60
High-Income Bond Fund
Class 1
12/31/06	$12.41	$.92		$ .37		$ 1.29	$ (.80)	-	$ (.80)	$12.90	10.89%	$ 293.49%			.45%		7.36%
12/31/05	12.89	.85		(.55)		.30	(.78)	-	(.78)	12.41	2.46	309.50			.46		6.76
12/31/04	12.54	.84		.32		1.16	(.81)	-	(.81)	12.89	9.83	364.50			.50		6.74
12/31/03	10.44	.90		2.12		3.02	(.92)	-	(.92)	12.54	29.79	411.51			.51		7.74
12/31/02	11.78	1.01		(1.25)		(.24)	(1.10)	-	(1.10)	10.44	(1.51)	335.52			.52		9.55
Class 2
12/31/06	12.32	.89		.36		1.25	(.78)	-	(.78)	12.79	10.59	832.74			.70		7.12
12/31/05	12.81	.81		(.55)		.26	(.75)	-	(.75)	12.32	2.20	590.75			.71		6.55
12/31/04	12.47	.81		.32		1.13	(.79)	-	(.79)	12.81	9.59	444.75			.74		6.48
12/31/03	10.39	.86		2.12		2.98	(.90)	-	(.90)	12.47	29.51	319.76			.76		7.41
12/31/02	11.74	.97		(1.25)		(.28)	(1.07)	-	(1.07)	10.39	(1.83)	183.77			.77		9.28
Class 3
12/31/06	12.39	.90		.36		1.26	(.77)	-	(.77)	12.88	10.66	34.67			.63		7.19
12/31/05	12.87	.82		(.55)		.27	(.75)	-	(.75)	12.39	2.25	37.68			.64		6.58
12/31/04 (5)	12.79	.78		.11		.89	(.81)	-	(.81)	12.87	7.52	46.68		(6)	.68	(6)	6.57	(6)
U.S. Government/AAA-Rated Securities Fund
Class 1
12/31/06	$11.91	$.55		$ (.10)		$ .45	$ (.49)	-	$ (.49)	$11.87	3.95%	$ 218.47%			.42%		4.64%
12/31/05	12.07	.48		(.16)		.32	(.48)	-	(.48)	11.91	2.70	252.47			.43		3.99
12/31/04	12.24	.45		(.03)		.42	(.59)	-	(.59)	12.07	3.58	286.47			.46		3.68
12/31/03	12.37	.46		(.15)		.31	(.44)	-	(.44)	12.24	2.51	373.46			.46		3.71
12/31/02	11.87	.54		.55		1.09	(.59)	-	(.59)	12.37	9.45	517.47			.47		4.45
Class 2
12/31/06	11.83	.51		(.09)		.42	(.46)	-	(.46)	11.79	3.75	402.72			.67		4.40
12/31/05	12.00	.45		(.16)		.29	(.46)	-	(.46)	11.83	2.41	341.72			.68		3.75
12/31/04	12.17	.41		(.03)		.38	(.55)	-	(.55)	12.00	3.30	285.72			.71		3.42
12/31/03	12.31	.42		(.14)		.28	(.42)	-	(.42)	12.17	2.28	273.71			.71		3.43
12/31/02	11.83	.50		.55		1.05	(.57)	-	(.57)	12.31	9.15	288.72			.72		4.14
Class 3
12/31/06	11.89	.52		(.09)		.43	(.46)	-	(.46)	11.86	3.80	32.65			.60		4.45
12/31/05	12.05	.46		(.16)		.30	(.46)	-	(.46)	11.89	2.50	39.65			.61		3.81
12/31/04 (5)	12.34	.41		(.11)		.30	(.59)	-	(.59)	12.05	2.58	43.65		(6)	.65	(6)	3.51	(6)
Cash Management Fund
Class 1
12/31/06	$11.31	$.54		$ -	(4)	$ .54	$ (.23)	-	$ (.23)	$11.62	4.81%	$ 98.33%			.30%		4.74%
12/31/05	11.09	.33		-	(4)	.33	(.11)	-	(.11)	11.31	2.97	75.33			.30		2.91
12/31/04	11.07	.11		-	(4)	.11	(.09)	-	(.09)	11.09	.96	78.37			.36		.96
12/31/03	11.17	.07		-	(4)	.07	(.17)	-	(.17)	11.07	.67	103.47			.47		.68
12/31/02	11.41	.14		-	(4)	.14	(.38)	-	(.38)	11.17	1.24	203.46			.46		1.25
Class 2
12/31/06	11.26	.51		-	(4)	.51	(.21)	-	(.21)	11.56	4.59	282.58			.55		4.52
12/31/05	11.05	.30		-	(4)	.30	(.09)	-	(.09)	11.26	2.68	153.58			.55		2.71
12/31/04	11.03	.08		-	(4)	.08	(.06)	-	(.06)	11.05	.70	110.61			.61		.76
12/31/03	11.12	.05		-	(4)	.05	(.14)	-	(.14)	11.03	.47	99.72			.72		.42
12/31/02	11.37	.11		-	(4)	.11	(.36)	-	(.36)	11.12	1.00	133.71			.71		1.00
Class 3
12/31/06	11.29	.52		-	(4)	.52	(.21)	-	(.21)	11.60	4.64	18.51			.48		4.53
12/31/05	11.07	.30		-	(4)	.30	(.08)	-	(.08)	11.29	2.74	16.51			.48		2.70
12/31/04 (5)	11.07	.09		-	(4)	.09	(.09)	-	(.09)	11.07	.78	20.54		(6)	.54	(6)	.80	(6)

Portfolio turnover rate for all classes of shares
	Year Ended December 31
	2006	2005	2004	2003	2002
Global Discovery Fund	31%	53%	28%	30	25%
Global Growth Fund	31	26	24	27	30
Global Small Capitalization Fund	50	47	49	51	66
Growth Fund	35	29	30	34	34
International Fund	29	40	37	40	30
New World Fund	32	26	18	19	22
Blue Chip Income and Growth Fund	21	33	13	12	8
Global Growth and Income Fund (7)	8	-	-	-	-
Growth-Income Fund	25	20	21	21	26
Asset Allocation Fund	38	23	20	20	25
Bond Fund	57	46	34	20	29
Global Bond Fund (8)	7	-	-	-	-
High-Income Bond Fund	35	35	38	48	45
U.S. Government/AAA-Rated Securities Fund	76	86	68	63	53
Cash Management Fund	-	-	-	-	-

(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) The ratios in this column reflect the impact, if any, of certain waivers by CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services for all share classes.
(4) Amount less than $.01.
(5) From January 16, 2004, when Class 3 shares were first issued.
(6) Annualized.
(7) From May 1, 2006, commencement of operations.
(8) From October 4, 2006, commencement of operations.
(9) From November 6, 2006, when Class 2 shares were first issued.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of American Funds Insurance Series:

In our opinion, the accompanying statements of assets and liabilities, including the summary investment portfolios (investment portfolio for Cash Management Fund), and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Global Discovery Fund, Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, New World Fund, Blue Chip Income and Growth Fund, Global Growth and Income Fund, Growth-Income Fund, Asset Allocation Fund, Bond Fund, Global Bond Fund, High-Income Bond Fund, U.S. Government/AAA-Rated Securities Fund and Cash Management Fund (constituting the American Funds Insurance Series, hereafter referred to as the "Series") at December 31, 2006, the results of each of their operations for the period then ended, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 2006, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
February 7, 2007

Expense example
           unaudited

The funds in the American Funds Insurance Series serve as the underlying investment vehicle for various insurance products. As an owner of an insurance contract that invests in one of the funds in the Series, you incur two types of costs: (1) transaction costs such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. Additional fees are charged by the insurance companies related to the various benefits they provide. This example is intended to help you understand your ongoing costs (in dollars) of investing in the underlying funds only so you can compare these costs with the ongoing costs of investing in other mutual funds that serve a similar function in other annuity products. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006, through December 31, 2006).

Actual expenses:

The first line of each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period. Additional fees are charged by the insurance companies related to the various benefits they provide. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Hypothetical example for comparison purposes:

The second line of each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds. Additional fees are charged by the insurance companies related to the various benefits they provide. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 7/1/2006	Ending account value 12/31/2006	Expenses paid during period[1]	Annualized expense ratio

Global Discovery Fund
Class 1 -- actual return	$1,000.00	$1,147.10	$2.98	.55%
Class 1 -- assumed 5% return	1,000.00	1,022.43	2.80	.55
Class 2 -- actual return	1,000.00	1,145.51	4.33	.80
Class 2 -- assumed 5% return	1,000.00	1,021.17	4.08	.80
Global Growth Fund
Class 1 -- actual return	$1,000.00	$1,135.67	$2.80	.52%
Class 1 -- assumed 5% return	1,000.00	1,022.58	2.65	.52
Class 2 -- actual return	1,000.00	1,134.43	4.14	.77
Class 2 -- assumed 5% return	1,000.00	1,021.32	3.92	.77
Global Small Capitalization Fund
Class 1 -- actual return	$1,000.00	$1,136.14	$3.66	.68%
Class 1 -- assumed 5% return	1,000.00	1,021.78	3.47	.68
Class 2 -- actual return	1,000.00	1,134.45	5.00	.93
Class 2 -- assumed 5% return	1,000.00	1,020.52	4.74	.93
Growth Fund
Class 1 -- actual return	$1,000.00	$1,077.19	$1.57	.30%
Class 1 -- assumed 5% return	1,000.00	1,023.69	1.53	.30
Class 2 -- actual return	1,000.00	1,075.97	2.88	.55
Class 2 -- assumed 5% return	1,000.00	1,022.43	2.80	.55
Class 3 -- actual return	1,000.00	1,076.25	2.51	.48
Class 3 -- assumed 5% return	1,000.00	1,022.79	2.45	.48
International Fund
Class 1 -- actual return	$1,000.00	$1,125.66	$2.57	.48%
Class 1 -- assumed 5% return	1,000.00	1,022.79	2.45	.48
Class 2 -- actual return	1,000.00	1,124.21	3.91	.73
Class 2 -- assumed 5% return	1,000.00	1,021.53	3.72	.73
Class 3 -- actual return	1,000.00	1,124.66	3.53	.66
Class 3 -- assumed 5% return	1,000.00	1,021.88	3.36	.66
New World Fund
Class 1 -- actual return	$1,000.00	$1,219.46	$4.42	.79%
Class 1 -- assumed 5% return	1,000.00	1,021.22	4.02	.79
Class 2 -- actual return	1,000.00	1,217.30	5.81	1.04
Class 2 -- assumed 5% return	1,000.00	1,019.96	5.30	1.04
Blue Chip Income and Growth Fund
Class 1 -- actual return	$1,000.00	$1,125.00	$2.09	.39%
Class 1 -- assumed 5% return	1,000.00	1,023.24	1.99	.39
Class 2 -- actual return	1,000.00	1,122.99	3.42	.64
Class 2 -- assumed 5% return	1,000.00	1,021.98	3.26	.64
Global Growth and Income Fund
Class 1 -- actual return	$1,000.00	$1,149.68	$3.52	.65%
Class 1 -- assumed 5% return	1,000.00	1,021.93	3.31	.65
Class 2 -- actual return	1,000.00	1,149.01	4.88	.90
Class 2 -- assumed 5% return	1,000.00	1,020.67	4.58	.90
Growth-Income Fund
Class 1 -- actual return	$1,000.00	$1,109.71	$1.33	.25%
Class 1 -- assumed 5% return	1,000.00	1,023.95	1.28	.25
Class 2 -- actual return	1,000.00	1,108.16	2.66	.50
Class 2 -- assumed 5% return	1,000.00	1,022.68	2.55	.50
Class 3 -- actual return	1,000.00	1,108.65	2.29	.43
Class 3 -- assumed 5% return	1,000.00	1,023.04	2.19	.43
Asset Allocation Fund
Class 1 -- actual return	$1,000.00	$1,088.63	$1.58	.30%
Class 1 -- assumed 5% return	1,000.00	1,023.69	1.53	.30
Class 2 -- actual return	1,000.00	1,087.20	2.89	.55
Class 2 -- assumed 5% return	1,000.00	1,022.43	2.80	.55
Class 3 -- actual return	1,000.00	1,088.26	2.53	.48
Class 3 -- assumed 5% return	1,000.00	1,022.79	2.45	.48
Bond Fund
Class 1 -- actual return	$1,000.00	$1,058.18	$1.97	.38%
Class 1 -- assumed 5% return	1,000.00	1,023.29	1.94	.38
Class 2 -- actual return	1,000.00	1,056.83	3.27	.63
Class 2 -- assumed 5% return	1,000.00	1,022.03	3.21	.63
Global Bond Fund
Class 1 -- actual return[2]	$1,000.00	$1,025.20	$1.37	.56%
Class 1 -- assumed 5% return	1,000.00	1,022.38	2.85	.56
Class 2 -- actual return[3]	1,000.00	1,019.92	1.26	.83
Class 2 -- assumed 5% return	1,000.00	1,021.02	4.23	.83
High-Income Bond Fund
Class 1 -- actual return	$1,000.00	$1,073.22	$2.30	.44%
Class 1 -- assumed 5% return	1,000.00	1,022.99	2.24	.44
Class 2 -- actual return	1,000.00	1,071.19	3.60	.69
Class 2 -- assumed 5% return	1,000.00	1,021.73	3.52	.69
Class 3 -- actual return	1,000.00	1,071.55	3.24	.62
Class 3 -- assumed 5% return	1,000.00	1,022.08	3.16	.62
U.S. Government/AAA-Rated Securities Fund
Class 1 -- actual return	$1,000.00	$1,046.73	$2.17	.42%
Class 1 -- assumed 5% return	1,000.00	1,023.09	2.14	.42
Class 2 -- actual return	1,000.00	1,045.21	3.45	.67
Class 2 -- assumed 5% return	1,000.00	1,021.83	3.41	.67
Class 3 -- actual return	1,000.00	1,045.85	3.09	.60
Class 3 -- assumed 5% return	1,000.00	1,022.18	3.06	.60
Cash Management Fund
Class 1 -- actual return	$1,000.00	$1,025.59	$1.53	.30%
Class 1 -- assumed 5% return	1,000.00	1,023.69	1.53	.30
Class 2 -- actual return	1,000.00	1,023.92	2.81	.55
Class 2 -- assumed 5% return	1,000.00	1,022.43	2.80	.55
Class 3 -- actual return	1,000.00	1,024.73	2.45	.48
Class 3 -- assumed 5% return	1,000.00	1,022.79	2.45	.48

[1] Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 365 (to reflect the one-half year period).

[2]From October 4, 2006, commencement of operations.
[3]From November 6, 2006, when Class 2 shares were first issued.

Approval of Investment Advisory and Service Agreement

The series’ board members have approved the Investment Advisory and Service Agreement (the “agreement”) in respect of each of the Global Discovery, Global Growth, Global Small Capitalization, Growth, International, New World, Blue Chip Income and Growth, Global Growth and Income, Growth-Income, Asset Allocation, Bond, Global Bond, High-Income Bond, U.S. Government/AAA-Rated Securities and Cash Management funds of the series with Capital Research and Management Company (“CRMC”) for an additional one-year term through December 31, 2007. The board approved the agreement following the recommendation of the series’ Contracts Committee (the “committee”), which is composed of all of the series’ independent board members. The information, material factors and conclusions that formed the basis for the committee’s recommendation and the board’s subsequent approval are described below.

1. Information reviewed

Materials reviewed— During the course of each year, board members review a wide variety of materials relating to the services provided by CRMC, including reports on each of the fund’s investment results, portfolio composition, portfolio trading practices, shareholder services, and other information relating to the nature, extent and quality of services provided by CRMC to the funds. In addition, the committee requests and reviews supplementary information that includes extensive materials regarding each fund’s investment results, advisory fee and expense comparisons, financial and profitability information regarding CRMC, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management and administrative services to the funds.

Review process— The committee received assistance and advice regarding legal and industry standards from independent counsel to the board. The committee discussed the approval of the agreement with CRMC representatives and in a private session with independent counsel at which no representatives of CRMC were present. In deciding to recommend the approval of the agreement, the committee did not identify any single or particular piece of information that, in isolation, was the controlling factor. This summary describes the most important, but not all, of the factors considered by the board and the committee.

2. Nature, extent and quality of services

CRMC, its personnel and its resources— The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The board and the committee also considered that CRMC made available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, investment results and portfolio accounting. They considered CRMC’s commitment to investing in information technology supporting investment management and compliance. They further considered CRMC’s continuing need to attract and retain qualified personnel and to maintain and enhance its resources and systems. The board also considered the benefits to each fund’s shareholders from investing in a fund that is part of a large family of funds offering a variety of investment objectives.

Other services— The board and the committee considered CRMC’s policies, procedures and systems designed to comply with applicable laws and regulations and its commitment to compliance; its efforts to keep the board members informed; and its attention to matters that may involve potential conflicts of interest with the series. The board and the committee also considered the nature, extent, quality and cost of administrative, distribution and shareholder services provided by CRMC to the funds under the agreement and other agreements, including the information technology, legal, and fund accounting and treasury functions.

3. Investment results

The board and committee considered the investment results of each fund in light of its objective. They also considered information regarding the selection of indexes and funds comparable to each fund that were used to evaluate relative investment results.

Global Discovery Fund invests primarily in stocks of companies in the services and information areas of the global economy. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Global Service and Information Index (a subset of the MSCI World Index), (ii) the Lipper Multi-Cap Growth Funds Index (the Lipper category that includes the fund) and (iii) the Standard & Poor’s 500 Composite Index. The board and the committee examined investment results for 10-month, one-, three- and five-year periods ended October 31, 2006, and noted that while the fund’s investment results were mixed as compared to the indexes for shorter periods, over the five-year period and over the lifetime of the fund since July 5, 2001, the fund’s investment results were significantly higher than all three indexes.

Global Growth Fund invests primarily in common stocks of companies located around the world. The board and the committee reviewed the fund’s absolute investment results measured against (i) the MSCI World Index and (ii) the Lipper Global Funds Index (the Lipper category that includes the fund). The board and the committee examined investment results for 10-month, one-, three- and five-year periods ended October 31, 2006, and noted that the fund’s investment results were superior to both indexes over each period. The board and the committee further noted that over the lifetime of the fund since April 30, 1997, the fund’s investment results were significantly higher than both indexes.

Global Small Capitalization Fund invests primarily in stocks of smaller companies located around the world. The board and the committee reviewed the fund’s absolute investment results measured against (i) a blended S&P/Citigroup Global/World Index and (ii) the Lipper Global Small-Cap Funds Average (the Lipper category that includes the fund). The board and the committee examined investment results for 10-month, one-, three- and five-year periods ended October 31, 2006, and noted that the fund’s investment results were superior to both indexes over each period. The board and the committee further noted that over the lifetime of the fund since April 30, 1998, the fund’s investment results were significantly higher than both indexes.

Growth Fund invests primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Lipper Growth Funds Index (the Lipper category that includes the fund), (ii) the Lipper Capital Appreciation Funds Index and (iii) Standard & Poor’s 500 Composite Index. The board and the committee examined investment results for 10-month, one-, three-, five- and 10-year periods ended October 31, 2006, and noted that the fund’s investment results were superior to both Lipper indexes in each period and superior to the S&P 500 over the three-, five- and 10-year periods. The board and the committee further noted that over the lifetime of the fund since February 8, 1984, the fund’s investment results were higher than all three indexes.

International Fund invests primarily in common stocks of companies located outside the United States. The board and the committee reviewed the fund’s absolute investment results measured against (i) the MSCI EAFE Index and (ii) the Lipper International Funds Index (the Lipper category that includes the fund). The board and the committee examined investment results for 10-month, one-, three-, five- and 10-year periods ended October 31, 2006, and noted that while the fund’s investment results were mixed as compared to both indexes for shorter periods, over the five- and 10-year periods and over the lifetime of the fund since May 1, 1990, the fund’s investment results were significantly higher than both indexes.

New World Fund invests primarily in stocks of companies with significant exposure to countries with developing economies and/or markets. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Lipper Emerging Markets Funds Index and (ii) the MSCI All Country World Index. The board and the committee examined investment results for 10-month, one-, three- and five-year periods ended October 31, 2006, and noted that the fund’s investment results were somewhat lower than the Lipper Emerging Markets Funds Index but significantly higher than the MSCI All Country World Index over the one-, three- and five-year periods, as well as for the lifetime of the fund since June 17, 1999. The board and the committee further noted that over the 10-month period, the fund’s investment results were higher than both indexes.

Blue Chip Income and Growth Fund invests primarily in common stocks of larger, more established companies based in the United States, with market capitalizations of $4 billion and above. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Lipper Growth and Income Funds Index (the Lipper category that includes the fund), (ii) the Lipper Large-Cap Value Funds Index and (iii) Standard & Poor’s 500 Composite Index. The board and the committee examined investment results for 10-month, one-, three- and five-year periods ended October 31, 2006, and noted that the fund’s investment results were superior to all three indexes over the 10-month and one-year periods, and mixed over the three- and five-year periods. The board and the committee also noted that over the lifetime of the fund since July 5, 2001, the fund’s investment results were superior to the S&P 500, but lower than both Lipper indexes.

Global Growth and Income Fund invests primarily in well-established companies located around the world. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Lipper Global Funds Index and (ii) the MSCI World Index. The board and the committee examined investment results for two-month and six-month periods ended October 31, 2006, and noted that the fund’s investment results were mixed over both periods. The board and the committee also noted that the fund had recently begun operations on May 1, 2006, and investment results for longer periods were therefore not available.

Growth-Income Fund invests primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Lipper Growth and Income Funds Index (the Lipper category that includes the fund) and (ii) Standard & Poor’s 500 Composite Index. The board and the committee examined investment results for 10-month, one-, three-, five- and 10-year periods ended October 31, 2006, and noted that the fund’s investment results were superior to the S&P 500 over each of the periods and superior to the Lipper index over each period other than the three-year period. The board and the committee further noted that over the lifetime of the fund since February 8, 1984, the fund’s investment results were significantly higher than both indexes.

Asset Allocation Fund invests in a diversified portfolio of stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Lipper Balanced Funds Index (the Lipper category that includes the fund), (ii) the Citigroup Broad Investment-Grade Bond Index and (iii) Standard and Poor’s 500 Composite Index. The board and the committee examined investment results for 10-month, one, three-, five- and 10-year periods ended October 31, 2006, and noted that the fund’s investment results were superior to the Lipper and Citigroup indexes over each period and superior to the S&P 500 over each period other than the 10-year period. The board and the committee further noted that over the lifetime of the fund since August 1, 1989, the fund’s investment results were significantly higher than the Lipper and Citigroup indexes but lower than the S&P 500.

Bond Fund seeks to maximize current income and preserve capital by investing primarily in bonds. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Lipper BBB-Rated Fund Index (the Lipper category that includes the fund) and (ii) the Citigroup Broad Investment-Grade Bond Index. The board and the committee examined investment results for 10-month, one-, three-, five- and 10-year periods ended October 31, 2006, and noted that the fund’s investment results were significantly superior to both indexes over each period. The board and the committee further noted that over the lifetime of the fund since January 2, 1996, the fund’s investment results were higher than both indexes.

Global Bond Fund seeks to provide a high level of total return by investing primarily in investment-grade bonds issued by entities around the world and denominated in various currencies, including U.S. dollars. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Lehman Brothers Global Aggregate Bond Index and (ii) the Citigroup World Government Bond Index. The board and the committee examined investment results for the lifetime of the fund from October 4, 2006, through October 31, 2006, and noted that the fund’s investment results were higher than the Lehman Brothers index but lower than the Citigroup index. The board and the committee also noted that the fund had been in operation for a very short period of time and investment results for longer periods were therefore not available.

High-Income Bond Fund seeks to provide a high level of current income and, secondarily, capital appreciation by investing primarily in higher yielding and generally lower quality debt securities. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Lipper High Current Yield Bond Fund Index (the Lipper category that includes the fund) and (ii) the Credit Suisse High Yield Index. The board and the committee examined investment results for 10-month, one-, three-, five- and 10-year periods ended October 31, 2006, and noted that the fund’s investment results were higher than the Lipper index over each period other than the three-year period, but lower than the Credit Suisse index over each period other than the 10-year period.

U.S. Government/AAA-Rated Securities Fund seeks to provide a high level of current income, as well as to preserve investment. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Lipper General U.S. Government Funds Index and (ii) the Lipper A-Rated Bond Fund Index. The board and the committee examined investment results for 10-month, one-, three-, five- and 10-year periods ended October 31, 2006, and noted that the fund’s investment results were higher than the Lipper General U.S. Government Funds Index over each period but lower than the Lipper A-Rated Bond Fund Index over each period other than the 10-month period.

Cash Management Fund seeks to provide an opportunity to earn income on cash reserves while preserving the value of investment and maintaining liquidity. The board and the committee reviewed the fund’s absolute investment results measured against the Lipper Money Market Funds Index (the Lipper category that includes the fund). The board and the committee examined investment results for 10-month, one-, three-, five- and 10-year periods ended October 31, 2006, and noted that the fund’s investment results were higher than the index over each period.

4. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expenses of the funds (each as a percentage of average net assets) other than Global Growth and Income Fund and Global Bond Fund, which have been in operation for less than one year, with the median fee and expense levels of all other funds in the applicable Lipper index as of October 31, 2006.

The board and the committee observed that the funds’ advisory fees and total expenses (each as a percentage of average net assets) were among the lowest of all funds in each fund’s comparison group, and in each case below the median. The board and the committee also noted the 5% advisory fee waiver that CRMC put into effect September 1, 2004, which was increased to 10% on April 1, 2005.

The board and the committee also reviewed information and materials regarding the advisory fees paid by institutional clients of an affiliate of CRMC with similar investment mandates. They noted that, although the fees paid by those clients generally were lower than those paid by the American Funds, these differences reflected the significant investment, operational and regulatory differences between advising mutual funds and institutional clients.

The board and the committee also considered indirect benefits that the adviser might be deemed to have received, such as access to research of brokers who execute portfolio transactions for the funds.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, as well as the resulting level of profits to CRMC, comparing those to the reported results of several large, publicly held investment management companies. The committee noted that its members had also received information during the past year regarding the structure and manner in which CRMC’s investment professionals were compensated and CRMC’s view of the relationship of such compensation to the attraction and retention of quality personnel. The board and the committee considered CRMC’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements. They further considered the impact of each fund’s asset growth on advisory fee levels, noting that total fees paid to the adviser increase as assets increase, and then considered the extent to which such fees are reduced through breakpoint discounts in the fund’s advisory fee structure and the current 10% advisory fee waiver.

6. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with each fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that, while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers.

7. Conclusions

Based on their review, including their consideration of each of the factors referred to above, the board and the committee concluded, with respect to each fund, that the agreement is fair and reasonable to the fund and its shareholders, that the fund’s shareholders received reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund, and that approval of the agreement was in the best interests of the fund and its shareholders. The board and the committee concluded that each of the factors discussed above supported such approval.

Board of trustees

“Independent” trustees
	Year first
	elected
	a trustee
Name and age	of the series [1]	Principal occupation(s) during past five years

Lee A. Ault III, 70	1999	Private investor; former Chairman of the Board,
Chairman of the Board		In-Q-Tel, Inc. (an independent technology venture
(Independent and		company funded principally by the Central
Non-Executive)		Intelligence Agency); former Chairman of the
		Board, President and CEO, Telecredit, Inc.

H. Frederick Christie, 73	1994	Private investor; former President and CEO, The Mission Group (non-utility holding company, subsidiary of Southern California Edison Company)

Joe E. Davis, 72	1991	Private investor; former Chairman of the Board, Linear Corporation (linear motor design and production); former President and CEO, National Health Enterprises, Inc.

Martin Fenton, 71	1995	Chairman of the Board, Senior Resource Group LLC (development and management of senior living communities)

Leonard R. Fuller, 60	1999	President and CEO, Fuller Consulting (financial management consulting firm)

W. Scott Hedrick, 61	2007	Founding General Partner, Inter West Partners (venture capital firm focused on information technology and life sciences); Lecturer, Stanford Graduate School of Business

Mary Myers Kauppila, 52	1994	Private investor; Chairman of the Board and CEO, Ladera Management Company (venture capital and agriculture); former owner and President, Energy Investment, Inc.

Kirk P. Pendleton, 67	1996	Chairman of the Board and CEO, Cairnwood, Inc. (venture capital investment)

“Independent” trustees
	Number of
	portfolios
	in fund
	complex[2]
	overseen by
Name and age	trustee	Other directorships[3] held by trustee

Lee A. Ault III, 70	2	Anworth Mortgage Asset Corporation;
Chairman of the Board		Office Depot, Inc.
(Independent and
Non-Executive)

H. Frederick Christie, 73	21	Ducommun Incorporated; IHOP Corporation; Southwest Water Company

Joe E. Davis, 72	2	Anworth Mortgage Asset Corporation; Natural Alternatives Inc.

Martin Fenton, 71	18	None

Leonard R. Fuller, 60	16	None

W. Scott Hedrick, 61	2	Hot Topic, Inc.; Office Depot, Inc.

Mary Myers Kauppila, 52	6	None

Kirk P. Pendleton, 67	7	None

“Interested” trustees[4]

	Year first
	elected a
	trustee or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the principal
position with series	the series [1]	underwriter of the series

James K. Dunton, 69	1993	Senior Vice President and Director, Capital
Vice Chairman of the Board		Research and Management Company

Donald D. O’Neal, 46	1998	Senior Vice President and Director, Capital
President		Research and Management Company

“Interested” trustees[4]

	Number of
	portfolios
	in fund
	complex[2]
Name, age and	overseen by
position with series	trustee	Other directorships[3] held by trustee

James K. Dunton, 69	2	None
Vice Chairman of the Board

Donald D. O’Neal, 46	3	None
President

The statement of additional information includes additional information about the series’ trustees and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all trustees and officers of the series is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

Other officers

	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities or the
position with series	of the series[1]	principal underwriter of the series

Alan N. Berro, 46	1998	Vice President, Capital Research and Management
Senior Vice President		Company; Senior Vice President, Capital Research Company[5]

Michael J. Downer, 52	1991	Vice President and Secretary, Capital Research and
Senior Vice President		Management Company; Director, American Funds Distributors, Inc.;[5] Director, Capital Bank and Trust Company[5]

Abner D. Goldstine, 77	1993	Senior Vice President and Director, Capital
Senior Vice President		Research and Management Company

John H. Smet, 50	1994	Senior Vice President, Capital Research and
Senior Vice President		Management Company; Director, American Funds Distributors, Inc.[5]

Claudia P. Huntington, 54	1994	Senior Vice President, Capital Research and
Vice President		Management Company; Director, The Capital Group Companies, Inc.[5]

Robert W. Lovelace, 44	1997	Senior Vice President and Director, Capital
Vice President		Research and Management Company; Chairman of the Board, Capital Research Company;[5] Director, The Capital Group Companies, Inc.[5]

Susan M. Tolson, 44	1999	Senior Vice President, Capital Research Company[5]
Vice President

Chad L. Norton, 46	1994	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

David A. Pritchett, 40	1999	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Steven I. Koszalka, 42	2003	Assistant Vice President — Fund Business
Assistant Secretary		Management Group, Capital Research and Management Company

Karl C. Grauman, 39	2006	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

Sheryl F. Johnson, 38	1997	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

1 Trustees and officers of the series serve until their resignation, removal or retirement.
2 Capital Research and Management Company manages the American Funds, consisting of 30 funds. Capital Research and Management Company also manages American Funds Target Date Retirement Series, Inc.,SM which is available to investors in tax-deferred retirement plans and IRAs, and Endowments, whose shareholders are limited to certain nonprofit organizations.
3 This includes all directorships (other than those in the American Funds) that are held by each trustee as a director of a public company or a registered investment company.
4 “Interested persons” within the meaning of the 1940 Act, on the basis of their affiliation with the series’ investment adviser, Capital Research and Management Company, or affiliated entities (including the series’ principal underwriter).
5 Company affiliated with Capital Research and Management Company.

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The right choice for the long term®

Offices of the series and
of the investment adviser
Capital Research and
Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

Custodian of assets
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111-2804

Counsel
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street, 25th Floor
Los Angeles, CA 90071-2228

Independent registered public
accounting firm
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-2889

“American Funds Proxy Voting Guidelines” — which describes how we vote proxies relating to portfolio securities — is available free of charge on the U.S. Securities and Exchange Commission (SEC) website at sec.gov, on the American Funds website at americanfunds.com or upon request by calling American Funds Service Company (AFS) at 800/421-0180. The series files its proxy voting record with the SEC for the 12 months ended June 30 by August 31. The report also is available on the SEC and American Funds websites.

Complete December 31, 2006, portfolios of American Funds Insurance Series’ investments are available free of charge by calling AFS or visiting the SEC website (where they are part of Form N-CSR).

American Funds Insurance Series files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. (800/SEC-0330). Additionally, the list of portfolio holdings also is available by calling AFS.

This report is for the information of American Funds Insurance Series investors, but it also may be used as sales literature when preceded or accompanied by the current prospectus for American Funds Insurance Series and the prospectus for the applicable insurance contract, which give details about charges, expenses, investment objectives and operating policies. If used as sales material after March 31, 2007, this report must be accompanied by a statistical update for the most recently completed calendar quarter.

The Capital Group Companies

American Funds  Capital Research and Management  Capital International  Capital Guardian  Capital Bank and Trust

Lit. No. INGEAR-995-0207P

Litho in USA RCG/GP/8074-S7495

Printed on recycled paper

ITEM 2 - Code of Ethics
The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 - Audit Committee Financial Expert

The Registrant’s board has determined that Martin Fenton, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 - Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2005	$296,000
2006	$323,000
b) Audit-Related Fees:
2005	None
2006	None
c) Tax Fees:
2005	$63,000
2006	$118,000
The tax fees consist of professional services relating to the preparation of the registrant’s tax returns including returns relating to the registrant’s investments in non-U.S. jurisdictions.
d) All Other Fees:
2005	None
2006	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Not Applicable
b) Audit-Related Fees:
2005	None
2006	None
c) Tax Fees:
2005	$26,000
2006	$4,000
The tax fees consist of consulting services relating to the registrant’s investments.
d) All Other Fees:
2005	None
2006	None

The Registrant’s Audit Committee will pre-approve all audit and permissible non-audit services that the Committee considers compatible with maintaining the auditors’ independence. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The Committee will not delegate its responsibility to pre-approve these services to the investment adviser. The Committee may delegate to one or more Committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full Committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser, and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $89,000 for fiscal year 2005 and $122,000 for fiscal year 2006. The non-audit services represented by these amounts were brought to the attention of the Committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 - Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 - Schedule of Investments

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American Funds Insurance Series®
Global Discovery Fund
Investment portfolio

December 31, 2006

Common stocks — 86.37%	Shares	Market value (000)

BANKS — 9.20%
Erste Bank der oesterreichischen Sparkassen AG	50,000	$3,833
Raiffeisen International Bank Holding AG	13,000	1,981
UniCredito Italiano SpA (Germany)	200,000	1,755
UniCredito Italiano SpA (Italy)	10,000	88
Banco Bradesco SA, preferred nominative	30,000	1,216
Banco Bradesco SA, preferred nominative[1]	668	26
BNP Paribas	11,110	1,211
Banco Bilbao Vizcaya Argentaria, SA	45,600	1,097
Grupo Financiero Banorte, SA de CV, Series O	280,000	1,095
SinoPac Financial Holdings Co. Ltd.	1,710,000	916
Mitsui Trust Holdings, Inc.	77,000	884
Banco Santander Central Hispano, SA	29,558	551
Mizuho Financial Group, Inc.	75	536
Siam City Bank PCL	1,045,000	520
DEPFA BANK PLC	27,000	483
Malayan Banking Bhd.	76,500	256
		16,448

HEALTH CARE EQUIPMENT & SERVICES — 8.36%
Medtronic, Inc.	45,000	2,408
Zimmer Holdings, Inc.[1]	27,000	2,116
C. R. Bard, Inc.	25,000	2,074
Smith & Nephew PLC	197,700	2,063
Medco Health Solutions, Inc.[1]	25,000	1,336
Apria Healthcare Group Inc.[1]	50,000	1,333
Kyphon Inc.[1]	30,000	1,212
St. Jude Medical, Inc.[1]	26,500	969
Advanced Medical Optics, Inc.[1]	20,500	722
Express Scripts, Inc.[1]	10,000	716
		14,949

SOFTWARE & SERVICES — 8.28%
Google Inc., Class A1	7,500	3,454
eBay Inc.[1]	111,000	3,338
Microsoft Corp.	73,300	2,189
Affiliated Computer Services, Inc., Class A1	33,300	1,626
NAVTEQ Corp.[1]	37,500	1,311
Oracle Corp.[1]	61,000	1,046
Yahoo! Inc.[1]	36,000	919
Intuit Inc.[1]	30,000	915
		14,798

MEDIA — 7.33%
Time Warner Inc.	160,000	3,485
Comcast Corp., Class A1	45,000	1,905
Vivendi SA	33,000	1,289
E.W. Scripps Co., Class A	24,700	1,234
XM Satellite Radio Holdings Inc., Class A1	85,000	1,228
Discovery Holding Co., Class A1	75,000	1,207
Grupo Televisa, SA, ordinary participation certificates (ADR)	44,000	1,188
Walt Disney Co.	33,000	1,131
Next Media Ltd.	1,157,000	431
		13,098

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 6.80%
Roche Holding AG	15,000	2,690
Novo Nordisk A/S, Class B	23,000	1,916
Amgen Inc.[1]	25,000	1,708
UCB SA	19,653	1,356
Richter Gedeon NYRT	5,500	1,255
Forest Laboratories, Inc.[1]	24,000	1,214
Millennium Pharmaceuticals, Inc.[1]	100,000	1,090
Bristol-Myers Squibb Co.	35,000	921
		12,150

RETAILING — 6.07%
Lowe’s Companies, Inc.	91,000	2,835
Target Corp.	40,000	2,282
Stockmann Oyj, Class B	40,000	1,925
Tractor Supply Co.[1]	25,000	1,118
Industria de Diseno Textil, SA	19,200	1,034
Liberty Media Holding Corp., Liberty Interactive, Series A1	45,000	971
Takashimaya Co., Ltd.	46,000	650
SA D’Ieteren NV	100	35
		10,850

TELECOMMUNICATION SERVICES — 5.55%
Millicom International Cellular SA1	40,000	2,466
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B	1,574,000	1,768
América Móvil SAB de CV, Series L (ADR)	33,000	1,492
Koninklijke KPN NV	80,000	1,137
OJSC Mobile TeleSystems (ADR)	20,000	1,004
Philippine Long Distance Telephone Co.	9,100	474
Philippine Long Distance Telephone Co. (ADR)	9,100	465
Vodafone Group PLC	259,875	720
LG Telecom Ltd.[1]	38,855	402
		9,928

TECHNOLOGY HARDWARE & EQUIPMENT — 5.03%
Cisco Systems, Inc.[1]	120,000	3,280
Advantech Co., Ltd.	390,655	1,403
Seagate Technology	49,000	1,299
Nokia Corp.	60,000	1,225
Nidec Corp.	11,000	850
Acer Inc.	257,040	537
Wintek Corp.	421,368	400
		8,994

UTILITIES — 4.40%
Veolia Environnement	44,700	3,444
Xinao Gas Holdings Ltd.	2,610,000	2,953
Hong Kong and China Gas Co. Ltd.	650,000	1,463
		7,860

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 4.29%
Hynix Semiconductor Inc.[1]	55,000	2,157
Texas Instruments Inc.	45,000	1,296
Novellus Systems, Inc.[1]	35,000	1,205
Intel Corp.	55,000	1,114
Siliconware Precision Industries Co., Ltd.	591,933	930
Maxim Integrated Products, Inc.	27,000	827
Sunplus Technology Co., Ltd.	113,380	138
		7,667

TRANSPORTATION — 3.84%
Ryanair Holdings PLC (ADR)[1]	29,450	2,400
Nippon Express Co., Ltd.	339,000	1,854
Cintra, Concesiones de Infraestructuras de Transporte, SA	73,500	1,232
Singapore Post Private Ltd.	933,000	663
Qantas Airways Ltd.	147,399	607
Grupo Aeroportuario del Pacífico, SA de CV, Class B (ADR)	2,700	106
		6,862

MATERIALS — 2.46%
Bayer AG	65,000	3,487
Nitto Denko Corp.	18,000	901
		4,388

CONSUMER SERVICES — 2.19%
Shangri-La Asia Ltd.	800,000	2,062
OSI Restaurant Partners, Inc.	29,000	1,137
Greek Organization of Football Prognostics SA	18,490	714
		3,913

FOOD & STAPLES RETAILING — 2.15%
Walgreen Co.	35,000	1,606
Koninklijke Ahold NV1	81,000	862
Costco Wholesale Corp.	16,000	846
Wal-Mart de México, SA de CV, Series V	118,600	522
		3,836

ENERGY — 1.94%
Schlumberger Ltd.	55,000	3,474

INSURANCE — 1.88%
American International Group, Inc.	47,000	3,368

CONSUMER DURABLES & APPAREL — 1.01%
Burberry Group PLC	84,000	1,061
GEOX SpA	47,550	738
		1,799

COMMERCIAL SERVICES & SUPPLIES — 0.66%
Rentokil Initial PLC	250,000	812
Monster Worldwide, Inc.[1]	8,000	373
		1,185

DIVERSIFIED FINANCIALS — 0.58%
Citigroup Inc.	18,500	1,030

REAL ESTATE — 0.17%
AEON Mall Co., Ltd.	5,500	311

MISCELLANEOUS — 4.18%
Other common stocks in initial period of acquisition		7,462

Total common stocks (cost: $124,144,000)		154,370

Convertible securities — 0.28%	Principal amount (000)

TECHNOLOGY HARDWARE & EQUIPMENT — 0.28%
Lucent Technologies Inc. 8.00% convertible notes 2031	$500	503

Total convertible securities (cost: $512,000)		503

Short-term securities — 13.66%

Federal Home Loan Bank 5.132%-5.165% due 1/17-1/24/2007	5,500	5,482
Abbott Laboratories 5.24% due 1/25/2007[2]	3,100	3,089
Atlantic Industries 5.20% due 1/26/2007[2]	3,000	2,989
Procter & Gamble International Funding S.C.A. 5.28% due 1/12/2007[2]	2,900	2,895
Triple-A One Funding Corp. 5.26%-5.27% due 1/11-1/12/2007[2]	2,300	2,296
Hewlett-Packard Co. 5.29% due 2/9/2007[2]	2,000	1,988
HSBC Finance Corp. 5.23% due 1/12/2007	1,800	1,797
Ranger Funding Co. LLC 5.28% due 1/2/2007[2]	1,500	1,499
Hershey Co. 5.20% due 2/23/2007[2,3]	1,400	1,389
Three Pillars Funding, LLC 5.31% due 1/2/2007[2]	1,000	999

Total short-term securities (cost: $24,423,000)		24,423

Total investment securities (cost: $149,079,000)		179,296
Other assets less liabilities		(557)

Net assets		$178,739

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1 Security did not produce income during the last 12 months.
2 Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities was $17,144,000, which represented 9.59% of the net assets of the fund.
3 This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

ADR = American Depositary Receipts

Global Growth Fund
Investment portfolio

December 31, 2006

Common stocks — 84.62%	Shares	Market value (000)

INFORMATION TECHNOLOGY — 14.07%
Microsoft Corp.	2,012,000	$60,078
International Business Machines Corp.	600,000	58,290
Samsung Electronics Co., Ltd.	53,440	35,243
Motorola, Inc.	1,675,000	34,438
Nokia Corp.	1,682,000	34,354
Murata Manufacturing Co., Ltd.	480,000	32,471
Taiwan Semiconductor Manufacturing Co. Ltd.	11,731,127	24,305
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	709,919	7,760
Cisco Systems, Inc.[1]	1,146,500	31,334
Rohm Co., Ltd.	242,500	24,148
Hon Hai Precision Industry Co., Ltd.	3,218,910	22,971
Dell Inc.[1]	900,000	22,581
ASML Holding NV (New York registered)[1]	771,800	19,009
ASML Holding NV1	125,000	3,107
Powerchip Semiconductor Corp.	28,773,519	19,430
Chartered Semiconductor Manufacturing Ltd[1]	23,000,000	19,194
Oracle Corp.[1]	1,100,000	18,854
Yahoo! Inc.[1]	725,000	18,517
Citizen Watch Co., Ltd.	1,918,000	14,683
Applied Materials, Inc.	774,000	14,280
Elpida Memory, Inc.[1]	210,000	11,541
Google Inc., Class A1	25,000	11,512
Venture Corp. Ltd.	1,300,000	11,442
Altera Corp.[1]	550,000	10,824
Xilinx, Inc.	440,000	10,476
Tokyo Electron Ltd.	96,100	7,575
Texas Instruments Inc.	250,000	7,200
Chi Mei Optoelectronics Corp.	6,125,791	6,205
Mediatek Incorporation	537,919	5,564
AU Optronics Corp.	3,368,100	4,683
KLA-Tencor Corp.	37,921	1,887
		603,956

FINANCIALS — 12.48%
Société Générale	369,400	62,678
Macquarie Bank Ltd.	856,791	53,344
Allianz SE	192,000	39,204
HSBC Holdings PLC (United Kingdom)	2,117,769	38,605
Mizuho Financial Group, Inc.	4,750	33,928
Kookmin Bank	366,310	29,518
Erste Bank der oesterreichischen Sparkassen AG	352,480	27,020
Commerzbank U.S. Finance, Inc.	677,500	25,789
Mitsubishi UFJ Financial Group, Inc.	2,023	24,990
Sun Hung Kai Properties Ltd.	2,000,000	22,977
American International Group, Inc.	225,000	16,123
Hypo Real Estate Holding AG	255,000	16,062
Hana Financial Holdings	296,200	15,583
Kotak Mahindra Bank Ltd.	1,600,000	14,502
Shanghai Forte Land Co., Ltd., Class H	31,966,000	14,303
Citigroup Inc.	250,000	13,925
Industrial and Commercial Bank of China Ltd., Class H1	20,925,400	12,995
ING Groep NV	272,172	12,062
Lloyds TSB Group PLC	1,000,000	11,190
UniCredito Italiano SpA	1,125,000	9,856
Banco Santander Central Hispano, SA	503,914	9,401
Marsh & McLennan Companies, Inc.	300,000	9,198
Westfield Group	412,507	6,830
Bank of Nova Scotia	140,000	6,263
PT Bank Rakyat Indonesia	9,777,500	5,602
Mitsui Sumitomo Insurance Co., Ltd.	350,000	3,829
		535,777

HEALTH CARE — 10.71%
Novo Nordisk A/S, Class B	727,600	60,600
AstraZeneca PLC (United Kingdom)	443,960	23,853
AstraZeneca PLC (Sweden)	268,005	14,390
AstraZeneca PLC (ADR)	73,000	3,909
Smith & Nephew PLC	4,019,300	41,946
WellPoint, Inc.[1]	486,000	38,243
Bausch & Lomb Inc.	695,000	36,182
UCB SA	490,020	33,587
Roche Holding AG	168,500	30,213
CIGNA Corp.	185,000	24,340
Pfizer Inc	900,000	23,310
Shionogi & Co., Ltd.	1,163,000	22,869
Rhön-Klinikum AG (Germany)	427,824	20,739
Aetna Inc.	400,000	17,272
Mentor Corp.	300,000	14,661
Chugai Pharmaceutical Co., Ltd.	596,100	12,298
Medtronic, Inc.	208,069	11,134
Stryker Corp.	200,000	11,022
Shire PLC (ADR)	150,000	9,264
Merck & Co., Inc.	150,000	6,540
Intuitive Surgical, Inc.[1]	35,700	3,423
		459,795

CONSUMER DISCRETIONARY — 9.16%
Carnival Corp., units	550,000	26,978
Lowe’s Companies, Inc.	815,000	25,387
Kohl’s Corp.[1]	350,000	23,950
Esprit Holdings Ltd.	2,100,500	23,456
Toyota Motor Corp.	342,500	22,910
Burberry Group PLC	1,700,000	21,486
Target Corp.	370,000	21,108
H & M Hennes & Mauritz AB, Class B	376,000	19,007
Discovery Holding Co., Class A1	1,080,500	17,385
Kesa Electricals PLC	2,473,400	16,430
Mediaset SpA	1,364,500	16,185
Aisin Seiki Co., Ltd.	475,000	15,926
Starbucks Corp.[1]	440,000	15,585
Viacom Inc., Class B1	352,000	14,443
GOME Electrical Appliances Holding Ltd.	17,430,000	13,671
News Corp., Class A	583,407	12,532
Grupo Televisa, SA, ordinary participation certificates (ADR)	460,000	12,425
Kingfisher PLC	2,349,422	10,971
Limited Brands, Inc.	370,000	10,708
Honda Motor Co., Ltd.	268,800	10,616
NTL Inc.	410,000	10,348
Suzuki Motor Corp.	313,000	8,838
Cie. Financière Richemont AG, Class A, units	115,000	6,700
DSG International PLC	1,691,929	6,344
Swatch Group Ltd, non-registered shares	11,936	2,637
Swatch Group Ltd	35,521	1,589
Vivendi SA	102,400	4,001
SET India Ltd.[1,2,3]	16,148	1,711
		393,327

INDUSTRIALS — 6.89%
General Electric Co.	1,475,455	54,902
Deutsche Post AG	1,780,000	53,641
Tyco International Ltd.	1,465,000	44,536
Macquarie Infrastructure Group	10,254,043	27,986
Siemens AG	163,000	16,160
Illinois Tool Works Inc.	345,000	15,935
Ryanair Holdings PLC (ADR)[1]	195,000	15,892
Suzlon Energy Ltd.	533,800	15,790
3M Co.	170,000	13,248
Asahi Glass Co., Ltd.	826,000	9,926
WestJet Airlines Ltd.[1,4]	750,000	9,396
Grupo Aeroportuario del Pacífico, SA de CV, Class B (ADR)	200,000	7,838
Cie. de Saint-Gobain	69,000	5,794
United Parcel Service, Inc., Class B	60,000	4,499
Malaysia International Shipping Corp. Bhd.	76,200	190
		295,733

TELECOMMUNICATION SERVICES — 7.20%
Koninklijke KPN NV	4,875,830	69,285
Telefónica, SA	2,534,081	53,897
Telekom Austria AG	1,725,200	46,207
SOFTBANK CORP.	1,509,000	29,356
Sprint Nextel Corp., Series 1	1,501,750	28,368
América Móvil SAB de CV, Series L (ADR)	585,000	26,454
Vodafone Group PLC (ADR)	437,500	12,154
Vodafone Group PLC	3,981,250	11,030
Qwest Communications International Inc.[1]	2,000,000	16,740
AT&T Inc.	300,000	10,725
France Télécom SA	185,000	5,114
		309,330

CONSUMER STAPLES — 6.43%
Seven & I Holdings Co., Ltd.	1,274,000	39,612
Koninklijke Ahold NV1	3,577,000	38,039
Nestlé SA	62,900	22,350
Avon Products, Inc.	645,800	21,337
METRO AG	310,000	19,759
PepsiCo, Inc.	277,000	17,326
Coca-Cola Co.	300,000	14,475
Cia. de Bebidas das Américas — AmBev, preferred nominative (ADR)	246,000	12,005
Cia. de Bebidas das Américas — AmBev, ordinary nominative (ADR)	44,000	1,932
Procter & Gamble Co.	215,000	13,818
Woolworths Ltd.	608,483	11,471
Tesco PLC	1,430,000	11,326
Groupe Danone	72,500	10,981
Altria Group, Inc.	125,000	10,728
Wal-Mart de México, SA de CV, Series V (ADR)	200,000	8,650
Unilever NV	300,000	8,194
Kimberly-Clark de México, SAB de CV, Class A	1,540,000	7,085
Wal-Mart Stores, Inc.	150,000	6,927
		276,015

ENERGY — 6.10%
Reliance Industries Ltd.	1,900,298	54,719
Royal Dutch Shell PLC, Class B	574,666	20,141
Royal Dutch Shell PLC, Class B (ADR)	139,643	9,936
Technip SA	430,000	29,502
Norsk Hydro ASA	875,000	27,170
Canadian Natural Resources, Ltd.	466,700	24,906
Schlumberger Ltd.	380,000	24,001
Halliburton Co.	575,000	17,854
SK Corp.	155,000	12,173
Oil & Natural Gas Corp. Ltd.	577,500	11,407
Petróleo Brasileiro SA — Petrobras, ordinary nominative (ADR)	100,000	10,299
ENI SpA	300,000	10,085
Imperial Oil Ltd.	257,928	9,508
		261,701

MATERIALS — 5.44%
K+S AG	267,000	28,957
UPM-Kymmene Corp.	1,090,000	27,497
PPG Industries, Inc.	410,000	26,326
Ivanhoe Mines Ltd.[1]	2,390,300	23,603
Barrick Gold Corp.	557,174	17,152
Potash Corp. of Saskatchewan Inc.	110,000	15,783
Akzo Nobel NV	258,000	15,730
Gold Fields Ltd.	763,100	14,513
Weyerhaeuser Co.	200,000	14,130
Bayer AG	250,000	13,412
Galaxy Entertainment Group Ltd.[1]	13,000,000	12,168
Nitto Denko Corp.	196,400	9,837
Holcim Ltd.	100,000	9,167
Alcoa Inc.	183,100	5,495
		233,770

UTILITIES — 3.01%
Veolia Environnement	405,900	31,276
Suez SA	550,000	28,468
NTPC Ltd.	7,785,649	24,093
E.ON AG	142,800	19,374
RAO Unified Energy System of Russia (GDR)	136,377	14,947
RWE AG	100,000	11,017
		129,175

MISCELLANEOUS — 3.13%
Other common stocks in initial period of acquisition		134,369

Total common stocks (cost: $2,731,292,000)		$3,632,948

	Principal amount	Market value
Short-term securities — 15.58%	(000)	(000)

Federal Home Loan Bank 5.155% due 3/28/2007	$38,700	$38,197
Federal Home Loan Bank 5.17% due 2/23/2007[5]	14,400	14,288
Amsterdam Funding Corp. 5.24%-5.25% due 1/4-2/7/2007[2]	45,000	44,833
Allied Irish Banks N.A. Inc. 5.23%-5.28% due 1/4-1/29/2007[2]	35,000	34,913
Ranger Funding Co. LLC 5.255%-5.26% due 1/24-2/1/2007[2]	35,000	34,849
Liberty Street Funding Corp. 5.25%-5.28% due 1/9-2/21/2007[2]	35,000	34,828
BMW U.S. Capital LLC 5.22% due 2/14/2007[2]	35,000	34,780
Danske Corp. 5.24%-5.285% due 1/30-1/31/2007[2]	34,900	34,744
Bank of Ireland 5.24%-5.25% due 1/22-3/14/2007[2]	35,000	34,727
Dexia Delaware LLC 5.24% due 1/17/2007	29,500	29,431
CAFCO, LLC 5.26% due 1/8/2007[2]	27,000	26,968
BASF AG 5.23% due 1/12/2007[2]	25,000	24,956
Old Line Funding, LLC 5.25%-5.26% due 1/12-1/16/2007[2]	25,000	24,947
American Honda Finance Corp. 5.25% due 1/25/2007	25,000	24,909
Novartis Finance Corp. 5.22% due 2/5/2007[2]	25,000	24,869
Stadshypotek Delaware Inc. 5.24% due 2/2-2/21/2007[2]	25,000	24,868
UBS Finance (Delaware) LLC 5.23%-5.245% due 1/5-3/8/2007	25,000	24,790
HBOS Treasury Services PLC 5.25%-5.26% due 3/5-3/15/2007	25,000	24,750
Toyota Motor Credit Corp. 5.23% due 1/10-2/13/2007	21,400	21,320
CBA (Delaware) Finance Inc. 5.25% due 1/29-1/31/2007	20,800	20,710
BP Capital Markets America Inc. 5.22% due 2/5/2007[2]	19,900	19,797
Procter & Gamble International Funding S.C.A. 5.25% due 2/9/2007[2]	19,600	19,486
KfW International Finance Inc. 5.21%-5.26% due 1/11-2/1/2007[2]	19,400	19,326
Canadian Imperial Holdings Inc. 5.25% due 2/22/2007	18,100	17,960
Three Pillars Funding, LLC 5.31% due 1/2/2007[2]	13,600	13,592

Total short-term securities (cost: $668,811,000)		668,838

Total investment securities (cost: $3,400,103,000)		4,301,786
Other assets less liabilities		(8,570)

Net assets		$4,293,216

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1 Security did not produce income during the last 12 months.
2 Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities was $454,194,000, which represented 10.58% of the net assets of the fund.
3 Valued under fair value procedures adopted by the authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,” was $6,820,000.
4 Represents an affiliated company as defined under the Investment Company Act of 1940.
5 This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

ADR = American Depositary Receipts
GDR = Global Depositary Receipts

Global Small Capitalization Fund
Investment portfolio

December 31, 2006

Common stocks — 93.20%	Shares	Market value (000)

CONSUMER DISCRETIONARY — 17.01%
Jumbo SA	1,381,940	$30,231
Schibsted ASA	741,000	26,517
Rambler Media Ltd.[1]	718,400	24,066
Pantaloon Retail (India) Ltd.	2,520,750	23,379
CKE Restaurants, Inc.	1,250,000	23,000
Lions Gate Entertainment Corp.[1]	2,140,706	22,970
Bob Evans Farms, Inc.	600,000	20,532
Life Time Fitness, Inc.[1]	420,000	20,374
Integrated Distribution Services Group Ltd.	10,732,000	19,539
Citi Trends, Inc.[1]	475,000	18,829
Ruby Tuesday, Inc.	670,000	18,385
Fourlis	860,000	18,223
CarMax, Inc.[1]	310,000	16,625
Banyan Tree Holdings Ltd.[1]	15,993,000	16,266
Unibet Group PLC (SDR)[1]	480,000	13,745
Pinnacle Entertainment, Inc.[1]	400,000	13,256
Williams-Sonoma, Inc.	400,000	12,576
GEOX SpA	695,750	10,794
Central European Media Enterprises Ltd., Class A1	153,500	10,745
AB Lindex	720,000	9,231
Cheil Communications Inc.	37,100	9,220
Debenhams PLC	2,220,000	8,248
Lifestyle International Holdings Ltd.	3,200,000	8,229
Orient-Express Hotels Ltd., Class A	167,000	7,902
Cyrela Brazil Realty SA, ordinary nominative	820,000	7,835
Restaurant Group PLC	1,288,888	7,804
YBM Sisa.com Inc.	300,000	7,585
Blue Nile, Inc.[1]	204,400	7,540
Gafisa SA, ordinary nominative[1]	500,000	7,484
CTC Media, Inc.[1]	287,050	6,892
Kuoni Reisen Holding AG, Class B1	12,250	6,554
Tractor Supply Co.[1]	143,700	6,425
Children’s Place Retail Stores, Inc.[1]	100,000	6,352
Rightmove PLC	803,450	6,214
Denny’s Corp.[1]	1,200,000	5,652
Restoration Hardware, Inc.[1]	650,000	5,532
Fossil, Inc.[1]	230,000	5,193
Hürriyet Gazetecilik ve Matbaacilik AS	1,928,972	5,098
Applebee’s International, Inc.	200,000	4,934
SA D’Ieteren NV	13,354	4,752
Austar United Communications Ltd.[1]	4,539,430	4,727
Bright Horizons Family Solutions, Inc.[1]	118,000	4,562
Alma Media Corp.	363,274	4,434
Nien Made Enterprise Co., Ltd.	3,363,300	3,407
Progressive Gaming International Corp.[1]	300,000	2,721
Blyth, Inc.	115,000	2,386
Next Media Ltd.	6,324,000	2,359
GMARKET INC. (ADR)[1]	88,000	2,109
Bloomsbury Publishing PLC	400,000	2,005
Ekornes ASA	82,800	1,900
Sanctuary Group PLC[1]	5,758,856	1,269
OSIM International Ltd.	1,245,000	1,136
Golden Land Property Development PLC, nonvoting depositary receipt[1]	5,265,943	1,026
Cheng Shin Rubber (Xiamen) Ind., Ltd.	986,063	976
Gaming VC Holdings SA	200,000	375
		540,120

INFORMATION TECHNOLOGY — 15.73%
Kingboard Chemical Holdings Ltd.	11,482,000	45,101
Novell, Inc.[1]	5,818,800	36,077
CNET Networks, Inc.[1]	3,625,000	32,951
Red Hat, Inc.[1]	1,250,000	28,750
Varian Semiconductor Equipment Associates, Inc.[1]	480,000	21,850
TIBCO Software Inc.[1]	2,215,000	20,910
Mentor Graphics Corp.[1]	1,155,000	20,825
Knot, Inc.[1]	450,000	11,808
Knot, Inc.[1,2]	330,000	8,659
ValueClick, Inc.[1]	750,000	17,722
Kingboard Laminates Holdings Ltd.[1]	15,393,509	16,467
PMC-Sierra, Inc.[1]	2,310,000	15,500
Bankrate, Inc.[1]	400,000	15,180
Intersil Corp., Class A	625,000	14,950
Unimicron Technology Corp.	8,421,280	11,619
Marchex, Inc., Class B1	850,000	11,373
Min Aik Technology Co., Ltd.[3]	5,586,000	11,145
Tessera Technologies, Inc.[1]	250,000	10,085
NCsoft Corp.[1]	140,500	8,057
NAVTEQ Corp.[1]	221,900	7,760
Simmtech Co., Ltd.	715,000	7,461
Hana Microelectronics PCL	9,370,000	7,411
LoopNet, Inc.[1]	480,700	7,201
Internet Capital Group, Inc.[1]	700,000	7,182
Global Imaging Systems, Inc.[1]	310,000	6,804
SupportSoft, Inc.[1]	1,225,000	6,713
Fairchild Semiconductor International, Inc.[1]	391,000	6,573
Cogent, Inc.[1]	580,000	6,386
Unisteel Technology Ltd.	3,815,000	6,343
CyberSource Corp.[1]	575,000	6,337
SFA Engineering Corp.	175,000	5,818
Wistron Corp.	3,800,000	5,645
Integrated Device Technology, Inc.[1]	349,000	5,402
Spark Networks PLC (GDR)[1]	600,000	3,341
Spark Networks PLC (ADR)[1]	258,580	1,355
SEEK Ltd.	1,004,083	4,658
Advantech Co., Ltd.	1,273,787	4,574
Wintek Corp.	4,576,747	4,348
Stratasys, Inc.[1]	120,200	3,775
CallWave, Inc.[1,3]	1,348,700	3,641
Siliconware Precision Industries Co., Ltd.	2,089,305	3,283
Intermec, Inc.[1]	128,000	3,107
King Yuan Electronics Co., Ltd.	3,162,469	2,640
Phoenix PDE Co., Ltd.	590,000	2,431
Venture Corp. Ltd.	258,000	2,271
Rotork PLC	133,340	2,180
Sanken Electric Co., Ltd.	165,000	2,037
Ichia Technologies, Inc.[1]	1,309,386	1,551
TTM Technologies, Inc.[1]	66,200	750
Interflex Co., Ltd.	82,000	696
DK UIL Co., Ltd.	86,000	470
Avid Technology, Inc.[1]	4,922	183
Infoteria Corp.[1,2,4]	123	62
		499,418

INDUSTRIALS — 13.30%
Hyundai Mipo Dockyard Co., Ltd.	281,450	36,033
TaeWoong Co., Ltd.[3]	942,997	32,465
GS Engineering & Construction Co. Ltd	350,000	31,291
Samsung Engineering Co., Ltd.	597,550	27,804
Kumho Industrial Co., Ltd.	1,000,000	26,842
Corrections Corporation of America[1]	450,000	20,353
International Container Terminal Services, Inc.	47,285,000	20,036
JetBlue Airways Corp.[1]	1,312,500	18,637
ALL — América Latina Logística, units	1,500,000	15,583
UAP Holding Corp.	610,000	15,360
Buhrmann NV	1,002,000	14,886
Container Corp. of India Ltd.	240,763	11,601
Chart Industries, Inc.[1]	652,900	10,584
STX Shipbuilding Co., Ltd.	590,592	9,912
NEPES Corp.[1]	906,163	8,696
Obrascon Huarte Lain Brasil SA, ordinary nominative[1]	522,000	8,415
Koninklijke BAM Groep NV	405,000	7,850
Aboitiz Equity Ventures, Inc.	48,700,000	6,961
MSC Industrial Direct Co., Inc., Class A	175,000	6,851
Hyunjin Materials Co., Ltd.	325,000	6,364
Lonrho Africa PLC[1]	10,715,000	5,874
LS Industrial Systems Co., Ltd.	150,000	5,221
IJM Corp. Bhd.	2,505,000	5,220
Goodpack Ltd.	4,940,000	4,960
Krones AG	31,000	4,738
Latécoère SA	150,801	4,735
Uponor Oyj	120,000	4,490
Herman Miller, Inc.	122,500	4,454
Rollins, Inc.	200,000	4,422
Emeco Holdings Ltd.[1]	2,810,000	4,056
Mine Safety Appliances Co.	110,000	4,032
SembCorp Marine Ltd.	1,667,000	3,695
United Stationers Inc.[1]	78,000	3,642
Trakya Cam Sanayii AS	1,314,106	3,622
Ballast Nedam NV	74,687	3,254
Huron Consulting Group Inc.[1]	70,000	3,174
Aker American Shipping ASA[1]	188,000	3,168
Geberit AG	1,650	2,543
Permasteelisa SpA	120,000	2,224
Royal Boskalis Westminster NV	20,000	1,979
Northgate PLC	80,000	1,889
Hi-P International Ltd.	2,607,000	1,479
Moatech Co., Ltd.	334,400	1,457
Tetra Tech, Inc.[1]	74,900	1,355
		422,207

MATERIALS — 11.04%
Central African Mining & Exploration Co. PLC[1]	34,705,000	38,223
Cleveland-Cliffs Inc	550,000	26,642
Sino-Forest Corp.[1]	3,725,100	25,045
Sierra Leone Diamond Co. Ltd.[1,3]	5,805,000	14,018
Sierra Leone Diamond Co. Ltd.[1,2,3]	2,480,000	5,989
European Goldfields Ltd.[1]	4,691,100	18,830
Inmet Mining Corp.	350,000	18,756
Yamana Gold Inc.	1,425,000	18,733
Jaguar Mining Inc.[1,2,3]	1,905,000	11,107
Jaguar Mining Inc.[1,3]	1,043,000	6,081
Gammon Lake Resources Inc.[1]	814,900	13,288
Kenmare Resources PLC[1]	15,317,759	13,197
Dongkuk Steel Mill Co., Ltd.	517,998	13,096
SSCP Co., Ltd.[1]	465,000	12,657
European Nickel PLC[1]	13,000,000	11,709
Banro Corp.[1,2]	600,000	7,831
Banro Corp.[1]	294,000	3,837
Oxus Gold PLC[1]	14,905,000	11,090
Nikanor PLC[1]	801,664	9,574
Finetec Corp.	380,000	5,969
Mwana Africa PLC[1]	7,000,000	5,962
Rusoro Mining Ltd.[1]	1,666,667	5,767
Gemfields Resources PLC[1,2,3]	4,816,000	3,960
Gemfields Resources PLC[1,3]	2,000,000	1,645
Mineral Deposits Ltd.[1]	4,731,343	5,523
Anadolu Cam Sanayii AS	1,300,000	5,144
Coalcorp Mining Inc.[1]	9,000,000	4,714
Taiwan Cement Corp.	4,996,858	4,517
Neo Material Technologies Inc.[1,2]	1,600,000	3,558
Neo Material Technologies Inc.[1]	400,000	890
Caledon Resources PLC[1,2]	5,300,000	3,840
Galaxy Entertainment Group Ltd.[1]	4,000,000	3,744
Mintails Ltd.[1]	14,000,000	3,534
Avocet Mining PLC[1]	1,400,000	2,673
Northern Orion Resources Inc.[1,2]	666,600	2,427
Energem Resources Inc.[1]	4,065,000	2,269
Ballarat Goldfields NL1,2	10,250,000	2,264
Uruguay Mineral Exploration Inc.	700,000	2,254
Thistle Mining Inc.[1,4]	18,300	5
Thistle Mining Inc. (United Kingdom)[1]	10,500	3
		350,365

HEALTH CARE — 10.37%
Advanced Medical Optics, Inc.[1]	1,171,000	41,219
Mentor Corp.	590,300	28,848
Beckman Coulter, Inc.	450,000	26,910
ArthroCare Corp.[1]	572,000	22,834
Integra LifeSciences Holdings Corp.[1]	500,000	21,295
Kyphon Inc.[1]	487,000	19,675
Wright Medical Group, Inc.[1]	824,000	19,183
Applera Corp.[1]	1,214,600	16,992
Viasys Healthcare Inc.[1]	538,300	14,976
Volcano Corp.[1]	907,368	14,872
Greatbatch, Inc.[1]	405,200	10,908
NuVasive, Inc.[1]	447,500	10,337
Apollo Hospitals Enterprise Ltd.	1,000,000	9,735
Sirona Dental Systems, Inc.[1]	225,000	8,665
Cochlear Ltd.	167,389	7,658
Eclipsys Corp.[1]	350,000	7,196
BIOLASE Technology, Inc.[1]	745,000	6,519
Introgen Therapeutics, Inc.[1]	1,379,153	6,068
Vital Signs, Inc.	120,000	5,990
Apria Healthcare Group Inc.[1]	200,000	5,330
Adeza Biomedical Corp.[1]	289,000	4,309
Ondine Biopharma Corp.[1,2,3]	2,620,000	3,217
Ondine Biopharma Corp. (United Kingdom)[1,2,3]	490,000	547
Ondine Biopharma Corp.[1,3]	400,000	491
Toho Pharmaceutical Co., Ltd.	220,000	3,993
A&D Pharma Holdings NV (GDR)[1]	242,000	3,991
Invacare Corp.	140,000	3,437
Arcadia Resources, Inc.[1,2]	1,250,000	2,500
Grifols, SA1	112,400	1,498
		329,193

ENERGY — 7.82%
Oilexco Inc. (United Kingdom)[1,2]	1,900,000	11,533
Oilexco Inc. (United Kingdom)[1]	1,755,000	10,653
Oilexco Inc.[1]	803,900	5,005
Oilexco Inc.[1,2]	725,000	4,513
Quicksilver Resources Inc.[1]	830,550	30,390
OPTI Canada Inc.[1]	1,231,100	20,910
Paladin Resources Ltd (Canada)[1]	2,150,000	14,714
Paladin Resources Ltd[1]	849,703	5,965
Aventine Renewable Energy, Inc.[1]	870,000	20,497
Denison Mines Corp.[1]	1,700,000	17,225
First Calgary Petroleums Ltd.[1]	1,635,000	9,785
First Calgary Petroleums Ltd. (United Kingdom)[1]	760,000	4,390
Southwestern Energy Co.[1]	308,000	10,795
Timan Oil & Gas PLC[1]	5,335,000	9,088
White Nile Ltd.[1]	3,900,000	9,011
Warren Resources, Inc.[1]	750,000	8,790
Regal Petroleum PLC[1]	2,463,000	8,174
Ithaca Energy Inc. (United Kingdom)[1,2]	2,121,500	4,569
Ithaca Energy Inc.[1]	1,300,000	2,958
Indago Petroleum Ltd.[1]	5,834,306	6,740
Denbury Resources Inc.[1]	200,000	5,558
Synenco Energy Inc., Class A1	450,000	5,529
Asia Energy PLC[1]	1,500,000	3,377
Sound Oil PLC[1]	30,000,000	3,231
GeoPark Holdings Ltd.[1]	525,000	3,130
Solana Resources Ltd.[1]	3,500,000	2,886
Bankers Petroleum Ltd.[1,2]	3,000,000	1,674
Bankers Petroleum Ltd.[1]	2,086,000	1,164
Equator Exploration Ltd.[1]	2,000,000	2,780
FirstAfrica Oil PLC[1]	110,376,082	2,291
Caspian Energy Inc.[1]	1,000,000	927
		248,252

FINANCIALS — 7.53%
ORCO PROPERTY GROUP SA	318,262	40,522
IndyMac Bancorp, Inc.	650,000	29,354
National Bank of Pakistan	5,100,000	18,814
Cathay Real Estate Development Co. Ltd.[1]	15,228,000	10,937
Daegu Bank, Ltd.	612,500	10,477
Sumitomo Real Estate Sales Co., Ltd.	130,000	9,887
Russian Real Estate Investment Co. AB, Series B1	185,945	9,237
MCB Bank Ltd.	2,055,000	8,319
HDFC Bank Ltd.	326,300	7,900
Unitech Corporate Parks PLC[1]	4,260,000	7,840
Hung Poo Real Estate Development Corp.	6,589,000	7,786
Central Pattana PCL	11,818,000	7,545
Pusan Bank	575,000	7,176
Kotak Mahindra Bank Ltd.	781,277	7,081
Thanachart Capital PCL	17,638,000	6,976
Ticon Industrial Connection PCL	12,500,000	6,533
Mizrahi Tefahot Bank Ltd.	840,000	6,323
First Regional Bancorp[1,2]	175,000	5,966
Jeonbuk Bank	548,410	5,882
CapitaCommercial Trust Management Ltd.	3,317,000	5,666
Robinsons Land Corp., Class B	13,811,700	4,583
United Bankshares, Inc.	105,000	4,058
Allgreen Properties Ltd.	4,250,000	3,630
Siam City Bank PCL	6,865,000	3,413
Ascendas Real Estate Investment Trust	1,844,000	3,210
		239,115

UTILITIES — 2.62%
Xinao Gas Holdings Ltd.	32,539,000	36,817
Manila Electric Co., Class B1	19,124,800	21,480
First Philippine Holdings Corp.	8,150,000	10,485
Glow Energy PCL	8,385,000	7,816
First Gen Corp.	4,400,000	5,077
Electricity Generating PCL	550,000	1,460
		83,135

TELECOMMUNICATION SERVICES — 1.64%
Time Warner Telecom Inc., Class A1	912,269	18,181
LG Telecom Ltd.[1]	1,750,000	18,112
NeuStar, Inc., Class A1	250,000	8,110
Telemig Celular Participações SA, preferred nominative	1,617,616,000	3,070
Telemig Celular Participações SA, preferred nominative (ADR)	80,000	3,060
Unwired Group Ltd.[1]	6,072,334	1,485
		52,018

CONSUMER STAPLES — 1.22%
Hite Brewery Co., Ltd.	100,000	12,856
China Mengniu Dairy Co.	2,987,000	7,854
Universal Robina Corp.	15,765,000	6,197
Crown Confectionery Co., Ltd.	37,988	4,271
CP Seven Eleven PCL	23,580,000	4,163
Bare Escentuals, Inc.[1]	91,200	2,834
Cawachi Ltd.	15,600	426
		38,601

MISCELLANEOUS — 4.92%
Other common stocks in initial period of acquisition		156,216

Total common stocks (cost: $2,204,910,000)		2,958,640

Rights & warrants — 0.14%	Shares	Market value (000)

MATERIALS — 0.05%
Northern Orion Resources Inc., warrants, expire 2008[1,2]	333,000	$701
Neo Material Technologies Inc., warrants, expire 2008[1,2]	800,000	529
Kenmare Resources PLC, warrants, expire 2009[1]	525,000	252
		1,482

FINANCIALS — 0.03%
Allgreen Properties Ltd., rights, expire 2007[1]	2,125,000	928

MISCELLANEOUS — 0.06%
Other rights & warrants in initial period of acquisition		1,860

Total rights & warrants (cost: $645,000)		4,270

Convertible securities — 0.00%

INFORMATION TECHNOLOGY — 0.00%
Socratic Technologies, Inc., Series A, convertible preferred[1,2,4]	125,000	—

Total convertible securities (cost: $625,000)		—

Short-term securities — 6.74%	Principal amount (000)

Old Line Funding, LLC 5.26% due 1/12/2007[2]	$25,000	24,956
Amsterdam Funding Corp. 5.24%-5.25% due 1/26-2/1/2007[2]	25,000	24,890
UBS Finance (Delaware) LLC 5.245% due 2/14/2007	25,000	24,843
Swedish Export Credit Corp. 5.23% due 1/10/2007	22,700	22,667
Barton Capital LLC 5.26% due 1/11-1/16/2007[2]	21,950	21,911
Stadshypotek Delaware Inc. 5.24% due 2/2/2007[2]	20,000	19,904
Jupiter Securitization Co., LLC 5.25% due 1/8/2007[2]	19,600	19,577
Liberty Street Funding Corp. 5.26%-5.28% due 1/9-1/25/2007[2]	12,700	12,666
Dexia Delaware LLC 5.25% due 1/17/2007	12,100	12,070
DaimlerChrysler Revolving Auto Conduit LLC 5.28% due 1/23/2007	10,000	9,966
AT&T Inc. 5.32% due 1/2/2007[2]	7,000	6,996
Lloyds Bank PLC 5.245% due 1/29/2007[5]	6,900	6,871
Barclays U.S. Funding Corp. 5.25% due 1/22/2007	6,600	6,580

Total short-term securities (cost: $213,890,000)		213,897

Total investment securities (cost: $2,420,070,000)		3,176,807
Other assets less liabilities		(2,359)

Net assets		$3,174,448

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1 Security did not produce income during the last 12 months.
2 Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities was $216,346,000, which represented 6.82% of the net assets of the fund.
3 Represents an affiliated company as defined under the Investment Company Act of 1940.
4 Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,” was $4,231,000.
5 This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

ADR = American Depositary Receipts
GDR = Global Depositary Receipts
SDR = Swedish Depositary Receipts

Growth Fund
Investment portfolio

December 31, 2006

Common stocks — 92.33%	Shares	Market value (000)

INFORMATION TECHNOLOGY — 15.40%
Google Inc., Class A1	1,881,400	$866,347
Microsoft Corp.	21,395,000	638,855
Cisco Systems, Inc.[1]	12,553,000	343,073
Oracle Corp.[1]	14,622,800	250,635
NAVTEQ Corp.[1,2]	5,700,000	199,329
Nokia Corp.	5,015,000	102,428
Nokia Corp. (ADR)	4,250,000	86,360
Samsung Electronics Co., Ltd.	235,000	154,981
eBay Inc.[1]	5,000,000	150,350
Dell Inc.[1]	5,500,000	137,995
Maxim Integrated Products, Inc.	4,005,000	122,633
Linear Technology Corp.	2,895,000	87,776
Hynix Semiconductor Inc.[1]	2,000,000	78,429
Xilinx, Inc.	3,200,900	76,213
Altera Corp.[1]	3,750,000	73,800
Novellus Systems, Inc.[1]	1,990,000	68,496
CDW Corp.	765,000	53,795
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	4,634,957	50,660
International Business Machines Corp.	500,000	48,575
Motorola, Inc.	2,291,400	47,111
Iron Mountain Inc.[1]	1,100,000	45,474
Yahoo! Inc.[1]	1,750,000	44,695
Kyocera Corp.	461,400	43,504
EMC Corp.[1]	3,000,000	39,600
Mediatek Incorporation	3,261,500	33,736
Hon Hai Precision Industry Co., Ltd.	4,702,962	33,562
Symantec Corp.[1]	1,500,000	31,275
Texas Instruments Inc.	1,080,000	31,104
Ceridian Corp.[1]	1,100,000	30,778
Applied Materials, Inc.	1,605,000	29,612
Agere Systems Inc., Class A1	1,470,000	28,180
KLA-Tencor Corp.	555,000	27,611
DataPath, Inc.[1,2,3]	2,819,968	26,790
Corning Inc.[1]	1,359,200	25,431
AU Optronics Corp.	15,958,323	22,189
Automatic Data Processing, Inc.	400,000	19,700
LG.Philips LCD Co., Ltd. (ADR)[1]	1,177,500	17,745
		4,168,827

ENERGY — 14.99%
Schlumberger Ltd.	6,719,600	$424,410
Canadian Natural Resources, Ltd.	5,625,700	300,221
Halliburton Co.	9,350,000	290,318
Suncor Energy Inc.	3,008,256	237,101
Devon Energy Corp.	3,409,072	228,681
Transocean Inc.[1]	2,731,400	220,943
Southwestern Energy Co.[1]	4,681,200	164,076
EOG Resources, Inc.	2,515,000	157,062
Hess Corp.	3,000,000	148,710
Murphy Oil Corp.	2,698,800	137,234
Anadarko Petroleum Corp.	3,000,000	130,560
Imperial Oil Ltd.	3,400,000	125,332
Exxon Mobil Corp.	1,550,000	118,776
Petro-Canada	2,660,300	109,075
Peabody Energy Corp.	2,653,000	107,208
Core Laboratories NV1	1,197,700	97,014
ConocoPhillips	1,298,520	93,429
Newfield Exploration Co.[1]	1,917,200	88,095
Cameco Corp.	2,150,000	86,967
OPTI Canada Inc.[1]	4,855,000	82,459
Norsk Hydro ASA	2,450,000	76,077
Chevron Corp.	1,000,000	73,530
Quicksilver Resources Inc.[1]	1,974,150	72,234
Royal Dutch Shell PLC, Class A (ADR)	1,000,000	70,790
Arch Coal, Inc.	2,000,000	60,060
Rosetta Resources Inc.[1,2,3]	2,980,000	55,637
Delta Petroleum Corp.[1]	2,320,000	53,731
Bill Barrett Corp.[1]	1,933,000	52,597
BG Group PLC	3,050,000	41,385
Talisman Energy Inc.	2,400,000	40,776
Denbury Resources Inc.[1]	1,400,000	38,906
Diamond Offshore Drilling, Inc.	452,893	36,204
Caltex Australia Ltd.	1,484,030	26,924
ENSCO International Inc.	241,900	12,110
		4,058,632

HEALTH CARE — 13.37%
Roche Holding AG	3,460,000	620,392
Medtronic, Inc.	6,900,000	369,219
Zimmer Holdings, Inc.[1]	3,910,000	306,466
Amgen Inc.[1]	4,200,000	286,902
WellPoint, Inc.[1]	3,040,000	239,218
Gilead Sciences, Inc.[1]	2,120,000	137,652
Forest Laboratories, Inc.[1]	2,710,000	137,126
Endo Pharmaceuticals Holdings Inc.[1]	4,500,000	124,110
Shire PLC (ADR)	2,000,000	123,520
Henry Schein, Inc.[1]	2,500,000	122,450
UnitedHealth Group Inc.	2,115,000	113,639
Vertex Pharmaceuticals Inc.[1]	3,000,000	112,260
Sanofi-Aventis	990,000	91,369
Patterson Companies, Inc.[1]	2,500,000	88,775
Stryker Corp.	1,415,000	77,981
Cardinal Health, Inc.	1,200,000	77,316
Medco Health Solutions, Inc.[1]	1,319,000	70,487
Aveta, Inc.[1,3,6]	3,918,000	66,606
Biogen Idec Inc.[1]	1,335,000	65,669
Triad Hospitals, Inc.[1]	1,480,000	61,908
MedImmune, Inc.[1]	1,765,000	57,133
Eli Lilly and Co.	970,000	50,537
Schering-Plough Corp.	2,000,000	47,280
AstraZeneca PLC (Sweden)	850,000	45,639
McKesson Corp.	665,000	33,716
Beckman Coulter, Inc.	555,000	33,189
Martek Biosciences Corp.[1]	1,000,000	23,340
Allergan, Inc.	160,000	19,158
Abraxis BioScience, Inc.[1]	667,900	18,260
		3,621,317

CONSUMER DISCRETIONARY — 13.07%
Lowe’s Companies, Inc.	16,526,000	514,785
Target Corp.	7,890,000	450,125
Kohl’s Corp.[1]	5,540,000	379,102
Carnival Corp., units	6,905,000	338,690
Johnson Controls, Inc.	3,599,600	309,278
Starbucks Corp.[1]	6,920,000	245,106
Best Buy Co., Inc.	4,490,400	220,883
News Corp., Class A	6,500,000	139,620
Harrah’s Entertainment, Inc.	1,429,400	118,240
Garmin Ltd.	2,000,000	111,320
Shaw Communications Inc., Class B, nonvoting	3,000,000	95,130
Time Warner Inc.	3,000,000	65,340
Magna International Inc., Class A	725,000	58,399
Liberty Media Holding Corp., Liberty Interactive, Series A1	2,500,000	53,925
Toyota Motor Corp.	765,000	51,171
Clear Channel Communications, Inc.	1,375,000	48,868
Shangri-La Asia Ltd.	18,000,000	46,403
Chipotle Mexican Grill, Inc., Class A1	595,000	33,915
Chipotle Mexican Grill, Inc., Class B1	208,100	10,821
Getty Images, Inc.[1]	1,000,000	42,820
Gentex Corp.	2,700,000	42,012
Royal Caribbean Cruises Ltd.	1,000,000	41,380
Fortune Brands Inc.	377,831	32,263
Limited Brands, Inc.	1,087,457	31,471
Apollo Group, Inc., Class A1	695,000	27,084
DreamWorks Animation SKG, Inc., Class A1	900,000	26,541
MGM Mirage, Inc.[1]	66,800	3,831
		3,538,523

CONSUMER STAPLES — 8.22%
Altria Group, Inc.	8,380,000	719,172
Walgreen Co.	5,000,000	229,450
L’Oréal SA	1,500,000	150,214
Bunge Ltd.	1,961,000	142,192
Archer Daniels Midland Co.	4,400,000	140,624
PepsiCo, Inc.	2,145,000	134,170
Coca-Cola Co.	2,645,000	127,621
Seven & I Holdings Co., Ltd.	3,942,000	122,566
Wm. Wrigley Jr. Co.	2,047,500	105,897
Kirin Brewery Co., Ltd.	5,400,000	84,902
Constellation Brands, Inc., Class A1	2,624,000	76,148
Procter & Gamble Co.	855,000	54,951
Diageo PLC	2,650,000	52,017
SUPERVALU INC.	1,300,000	46,475
Avon Products, Inc.	775,000	25,606
General Mills, Inc.	265,000	15,264
		2,227,269

FINANCIALS — 8.14%
Fannie Mae	6,140,000	$364,655
American International Group, Inc.	4,350,000	311,721
Freddie Mac	4,572,700	310,486
Banco Bradesco SA, preferred nominative (ADR)	5,646,700	227,844
Marsh & McLennan Companies, Inc.	4,963,200	152,172
Mellon Financial Corp.	3,520,700	148,397
Citigroup Inc.	2,000,000	111,400
Zions Bancorporation	1,340,000	110,470
Wells Fargo & Co.	2,800,000	99,568
HDFC Bank Ltd.	3,000,000	72,633
Berkshire Hathaway Inc., Class A1	486	53,455
AMP Ltd.	5,600,000	44,615
SunTrust Banks, Inc.	500,000	42,225
Hudson City Bancorp. Inc.	3,000,000	41,640
Commerce Bancorp, Inc.	1,100,000	38,797
East West Bancorp, Inc.	1,000,000	35,420
Mitsubishi UFJ Financial Group, Inc.	1,457	17,998
Energy XXI Acquisition Corp. (Bermuda) Ltd.[1,3]	2,390,758	11,595
NYMEX Holdings, Inc.[1]	65,800	8,160
		2,203,251

INDUSTRIALS — 6.57%
Boeing Co.	2,565,000	227,875
General Electric Co.	5,270,000	196,097
Southwest Airlines Co.	7,670,300	117,509
Monster Worldwide, Inc.[1]	2,494,000	116,320
Lockheed Martin Corp.	1,150,000	105,880
General Dynamics Corp.	1,300,000	96,655
UAL Corp.[1]	2,000,000	88,000
Mitsubishi Heavy Industries, Ltd.	17,690,000	80,423
Tyco International Ltd.	2,596,500	78,934
Northrop Grumman Corp.	1,150,000	77,855
Kingspan Group PLC	2,800,000	74,145
Burlington Northern Santa Fe Corp.	1,000,000	73,810
Illinois Tool Works Inc.	1,449,200	66,939
Allied Waste Industries, Inc.[1]	4,100,000	50,389
Grafton Group PLC, units[1]	2,800,000	46,770
MSC Industrial Direct Co., Inc., Class A	1,000,000	39,150
United Parcel Service, Inc., Class B	500,000	37,490
Caterpillar Inc.	600,000	36,798
AMR Corp.[1]	1,084,257	32,777
Actuant Corp., Class A	650,000	30,972
3M Co.	395,000	30,782
Cintas Corp.	750,000	29,782
Robert Half International Inc.	800,000	29,696
Raytheon Co.	246,000	12,989
		1,778,037

MATERIALS — 6.22%
Barrick Gold Corp.	11,500,000	353,050
Newmont Mining Corp.	6,305,000	284,671
Potash Corp. of Saskatchewan Inc.	1,500,000	215,220
Freeport-McMoRan Copper & Gold Inc., Class B	2,704,500	150,722
Gold Fields Ltd.	7,175,776	136,473
Sealed Air Corp.	1,500,000	97,380
Monsanto Co.	1,800,000	94,554
Rio Tinto PLC	1,448,963	77,111
CRH PLC	1,725,109	71,788
Phelps Dodge Corp.	565,600	67,714
Newcrest Mining Ltd.	2,746,666	57,089
E.I. du Pont de Nemours and Co.	1,100,000	53,581
Georgia Gulf Corp.	1,360,000	26,262
		1,685,615

TELECOMMUNICATION SERVICES — 3.34%
Qwest Communications International Inc.[1]	43,050,000	360,328
Sprint Nextel Corp., Series 1	17,430,000	329,253
Bharti Airtel Ltd.[1]	7,499,800	107,107
Telephone and Data Systems, Inc., Special Common Shares	1,190,000	59,024
Telephone and Data Systems, Inc.	320,000	17,386
KDDI Corp.	4,490	30,449
		903,547

UTILITIES — 0.65%
Reliant Energy, Inc.[1]	9,240,000	131,300
KGen Power Corp.[1,2,3,4]	3,166,128	44,326
		175,626

MISCELLANEOUS — 2.36%
Other common stocks in initial period of acquisition		639,247

Total common stocks (cost: $19,314,598,000)		24,999,891

Short-term securities — 7.85%	Principal amount (000)

Federal Home Loan Bank 5.085%-5.155% due 1/12-1/31/2007	$190,200	189,641
Variable Funding Capital Corp. 5.23%-5.235% due 1/17-2/26/2007[3]	180,000	178,794
Clipper Receivables Co., LLC 5.23%-5.25% due 1/2-1/31/2007[3]	175,600	175,131
Bank of America Corp 5.205%-5.25% due 1/23-2/28/2007	175,000	173,935
Procter & Gamble International Funding S.C.A. 5.23%-5.24% due 1/5-1/26/2007[3]	150,000	149,575
CAFCO, LLC 5.25%-5.30% due 1/2-2/12/2007[3]	82,100	81,747
Ciesco LLC 5.24%-5.25% due 2/5-2/7/2007[3]	50,200	49,929
Citigroup Funding Inc. 5.24% due 2/12/2007[5]	15,900	15,802
Abbott Laboratories 5.19%-5.20% due 1/30-3/6/2007[3]	135,000	134,023
Johnson & Johnson 5.18%-5.20% due 1/16-1/19/2007[3]	125,000	124,683
Jupiter Securitization Co., LLC 5.25% due 1/11/2007[3]	42,000	41,932
Park Avenue Receivables Co., LLC 5.25%-5.26% due 1/8-2/1/2007[3]	81,000	80,799
International Lease Finance Corp. 5.21%-5.22% due 2/1-2/9/2007	100,000	99,479
American General Finance Corp. 5.22% due 1/9/2007	16,500	16,479
Coca-Cola Co. 5.19%-5.20% due 1/17-1/30/2007[3]	75,000	74,769
Private Export Funding Corp. 5.21%-5.22% due 2/13-3/1/2007[3]	75,000	74,416
Union Bank of California, N.A. 5.27% due 1/16/2007	50,000	50,000
NetJets Inc. 5.20% due 1/18/2007[3]	50,000	49,870
Caterpillar Financial Services Corp 5.20% due 2/5/2007	50,000	49,740
Pfizer Investment Capital PLC 5.20% due 2/6/2007[3]	50,000	49,732
CIT Group, Inc. 5.23%-5.24% 2/1-3/14/2007[3]	50,000	49,629
HSBC Finance Corp. 5.22% due 2/27/2007	50,000	49,583
IBM Capital Inc. 5.185%-5.24% due 1/11-1/31/2007[3]	39,810	39,659
International Bank for Reconstruction and Development 5.19% due 1/22/2007	31,900	31,799
Harvard University 5.20% due 1/11/2007	25,000	24,960
Triple-A One Funding Corp. 5.23% due 2/5/2007[3]	25,000	24,869
Harley-Davidson Funding Corp. 5.20% due 1/8-1/9/2007[3]	17,600	17,578
Hershey Co. 5.19% due 1/22/2007[3]	17,618	17,562
Emerson Electric Co. 5.24% due 1/22/2007[3]	8,000	7,974

Total short-term securities (cost: $2,123,957,000)		2,124,089

Total investment securities (cost: $21,438,555,000)		27,123,980
Other assets less liabilities		(47,523)

Net assets		$27,076,457

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1 Security did not produce income during the last 12 months.
2 Represents an affiliated company as defined under the Investment Company Act of 1940.
3 Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities was $1,627,625,000, which represented 6.01% of the net assets of the fund.
4 Valued under fair value procedures adopted by authority of the board of trustees.
5 This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

ADR = American Depositary Receipts

International Fund
Investment portfolio

December 31, 2006

Common stocks — 90.85%	Shares	Market value (000)

FINANCIALS — 23.87%
Unibanco-União de Bancos Brasileiros SA, units (GDR)	1,946,000	$180,900
Credit Suisse Group	2,205,000	154,256
Kookmin Bank	1,613,500	130,017
Sun Hung Kai Properties Ltd.	10,286,000	118,168
BNP Paribas	986,090	107,532
Société Générale	586,750	99,557
ICICI Bank Ltd.	4,400,000	88,928
ING Groep NV	1,915,810	84,906
Banco Bilbao Vizcaya Argentaria, SA	3,502,500	84,291
Sumitomo Mitsui Financial Group, Inc.	7,375	75,609
Macquarie Bank Ltd.	1,206,898	75,141
Hana Financial Holdings	1,398,422	73,569
Mitsubishi UFJ Financial Group, Inc.	5,684	70,214
Erste Bank der oesterreichischen Sparkassen AG	852,647	65,361
Swire Pacific Ltd., Class A	5,720,000	61,447
UniCredito Italiano SpA	6,305,000	55,237
Mizuho Financial Group, Inc.	7,650	54,643
ORIX Corp.	177,000	51,241
Crédit Agricole SA	1,100,000	46,240
Banco Santander Central Hispano, SA	2,475,731	46,188
Siam Commercial Bank PCL	27,015,200	44,262
Sumitomo Realty & Development Co., Ltd.	1,316,000	42,245
Hypo Real Estate Holding AG	661,900	41,692
AXA SA	1,020,111	41,280
UBS AG	570,000	34,637
Shinhan Financial Group Co., Ltd.	634,670	32,433
PartnerRe Holdings Ltd.	416,300	29,570
Samsung Fire & Marine Insurance Co., Ltd.	160,610	27,906
HSBC Holdings PLC (United Kingdom)	767,460	13,990
HSBC Holdings PLC (Hong Kong)	650,000	11,918
Commerzbank U.S. Finance, Inc.	600,000	22,839
Bank of Nova Scotia	500,000	22,368
Westpac Banking Corp.	962,514	18,404
DnB NOR ASA	1,217,800	17,295
St. George Bank Ltd.	650,000	16,920
Mitsui Sumitomo Insurance Co., Ltd.	1,280,000	14,005
		2,155,209

HEALTH CARE — 9.07%
Roche Holding AG	1,151,500	$206,469
Novo Nordisk A/S, Class B	2,356,100	196,234
UCB SA	1,304,456	89,550
Merck KGaA	679,000	70,362
Richter Gedeon NYRT	307,000	70,061
AstraZeneca PLC (United Kingdom)	729,500	39,194
AstraZeneca PLC (Sweden)	510,500	27,410
Smith & Nephew PLC	5,343,000	55,760
Shionogi & Co., Ltd.	1,200,000	23,597
Straumann Holding AG	90,950	22,017
Chugai Pharmaceutical Co., Ltd.	602,600	12,432
Elan Corp., PLC (ADR)[1]	370,000	5,457
		818,543

MATERIALS — 8.47%
Bayer AG	3,789,600	203,300
Nitto Denko Corp.	2,591,500	129,793
Linde AG	959,624	99,087
Barrick Gold Corp.	2,603,202	80,134
BlueScope Steel Ltd.	7,350,000	49,976
Kuraray Co., Ltd.	2,538,000	29,944
Siam Cement PCL	4,020,000	28,844
L’Air Liquide	115,714	27,466
BHP Billiton PLC	1,500,000	27,446
Holcim Ltd.	285,714	26,190
CEMEX, SAB de CV, ordinary participation certificates, units (ADR)[1]	617,002	20,904
Rio Tinto PLC	337,500	17,961
Cia. Vale do Rio Doce, ordinary nominative (ADR)	600,000	17,844
Gold Fields Ltd.	317,100	6,031
		764,920

INFORMATION TECHNOLOGY — 8.41%
Samsung Electronics Co., Ltd.	168,064	110,837
Taiwan Semiconductor Manufacturing Co. Ltd.	27,308,177	56,578
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	1,879,319	20,541
Hon Hai Precision Industry Co., Ltd.	9,707,388	69,275
Murata Manufacturing Co., Ltd.	1,005,000	67,985
Toshiba Corp.	10,383,000	67,620
Rohm Co., Ltd.	592,100	58,961
AU Optronics Corp.	36,700,840	51,030
Sanken Electric Co., Ltd.	3,100,000	38,268
Chi Mei Optoelectronics Corp.	37,426,398	37,909
Hirose Electric Co., Ltd.	316,300	35,909
Mediatek Incorporation	3,291,200	34,044
Nippon Electric Glass Co., Ltd.	1,580,000	33,193
Hoya Corp.	733,600	28,604
Tokyo Electron Ltd.	260,000	20,494
NEC Electronics Corp.[1]	508,400	14,868
LG.Philips LCD Co., Ltd.[1]	434,050	13,005
		759,121

CONSUMER STAPLES — 7.84%
Nestlé SA	508,600	180,719
L’Oréal SA	1,117,000	111,859
Seven & I Holdings Co., Ltd.	3,327,000	103,445
METRO AG	1,003,000	63,931
Shinsegae Co., Ltd.	86,000	53,663
SABMiller PLC	1,626,234	37,414
Groupe Danone	242,400	36,716
Wal-Mart de México, SA de CV, Series V	6,180,240	27,218
Woolworths Ltd.	1,265,303	23,854
Diageo PLC	1,200,000	23,555
Tesco PLC	2,263,260	17,925
Unilever NV	390,000	10,651
Coca-Cola Hellenic Bottling Co. SA	250,000	9,764
Koninklijke Ahold NV1	635,000	6,753
		707,467

CONSUMER DISCRETIONARY — 7.69%
Kingfisher PLC	15,603,645	72,866
Continental AG	605,000	70,325
Mediaset SpA	4,050,000	48,039
William Hill PLC	3,802,965	47,060
Industria de Diseno Textil, SA	820,922	44,202
Lotte Shopping Co.	103,000	42,773
Grupo Televisa, SA, ordinary participation certificates (ADR)	1,440,000	38,894
News Corp., Class B	974,283	21,688
News Corp., Class A	687,292	14,763
Carnival PLC	665,000	33,698
Swatch Group Ltd, non-registered shares	88,386	19,529
Swatch Group Ltd	267,444	11,961
NOK Corp.	1,536,000	30,204
JCDecaux SA	835,000	23,885
Nikon Corp.	1,000,000	21,933
Suzuki Motor Corp.	700,000	19,765
Cie. Financière Richemont AG, Class A, units	325,000	18,936
Greek Organization of Football Prognostics SA	429,330	16,586
Honda Motor Co., Ltd.	400,000	15,798
Toyota Motor Corp.	230,000	15,385
Kesa Electricals PLC	1,973,300	13,108
Sony Corp.	305,000	13,071
Hyundai Motor Co.	165,000	11,964
Pearson PLC	750,000	11,329
SET India Ltd.[1,2,3]	82,217	8,712
LG Electronics Inc.	129,453	7,660
		694,134

ENERGY — 7.39%
Royal Dutch Shell PLC, Class B	2,460,219	86,226
Royal Dutch Shell PLC, Class B (ADR)	275,839	19,626
Royal Dutch Shell PLC, Class A	522,000	18,403
Reliance Industries Ltd.	3,628,695	104,488
Oil & Natural Gas Corp. Ltd.	4,020,000	79,407
Husky Energy Inc.	1,035,000	69,356
Norsk Hydro ASA	2,050,000	63,656
Canadian Natural Resources, Ltd.	1,000,000	53,366
Nexen Inc.	860,419	47,432
Petro-Canada	1,080,000	44,281
PetroChina Co. Ltd., Class H	25,358,000	35,930
Petróleo Brasileiro SA — Petrobras, ordinary nominative (ADR)	255,000	26,262
ENI SpA	550,000	18,490
		666,923

TELECOMMUNICATION SERVICES — 5.68%
Koninklijke KPN NV	8,685,600	123,422
América Móvil SAB de CV, Series L (ADR)	2,315,000	104,684
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B	83,725,000	94,073
Telekom Austria AG	2,693,678	72,147
Singapore Telecommunications Ltd.	18,249,330	39,026
Telefónica, SA	1,617,000	34,391
Vodafone Group PLC	11,261,250	31,200
KDDI Corp.	2,130	14,445
Bayan Telecommunications Holdings Corp., Class A1,2,3	43,010	—
Bayan Telecommunications Holdings Corp., Class B1,2,3	14,199	—
		513,388

UTILITIES — 3.89%
Veolia Environnement	1,855,900	143,003
E.ON AG	700,000	94,972
RWE AG	430,000	47,373
Electricité de France SA	431,000	31,390
National Grid PLC	1,316,326	18,995
Hong Kong and China Gas Co. Ltd.	7,000,000	15,750
		351,483

INDUSTRIALS — 3.57%
Samsung Engineering Co., Ltd.	1,592,000	74,077
Ryanair Holdings PLC (ADR)[1]	671,900	54,760
Toll Holdings Ltd.	3,698,065	53,294
Siemens AG	521,000	51,652
Fraport AG	485,000	34,568
Mitsubishi Corp.	1,500,000	28,235
Asahi Glass Co., Ltd.	1,260,000	15,141
Mitsui & Co., Ltd.	404,000	6,043
Qantas Airways Ltd.	1,037,056	4,270
		322,040

MISCELLANEOUS — 4.97%
Other common stocks in initial period of acquisition		449,131

Total common stocks (cost: $5,823,596,000)		8,202,359

Short-term securities — 9.00%	Principal amount (000)

Swedish Export Credit Corp. 5.23%-5.25% due 1/16-2/13/2007	$63,900	63,660
Toyota Motor Credit Corp. 5.23%-5.24% due 1/10/-1/17/2007	62,700	62,569
BASF AG 5.235%-5.245% due 1/17-1/19/2007[2]	50,000	49,875
BMW U.S. Capital LLC 5.22% due 2/14/2007[2]	50,000	49,685
Freddie Mac 5.14% due 2/6/2007	46,700	46,453
Liberty Street Funding Corp. 5.24%-5.27% due 1/5-2/26/2007[2,4]	44,300	44,187
Alcon Capital Corp. 5.21% due 1/17/2007[2]	43,800	43,697
BP Capital Markets America Inc. 5.20%-5.22% due 2/5/2007[2]	43,100	42,877
Old Line Funding, LLC 5.26%-5.30% due 1/4-1/19/2007[2]	33,742	33,694
Thunder Bay Funding, LLC 5.26% due 1/4/2007[2]	9,000	8,995
American Honda Finance Corp. 5.23%-5.26% due 1/22-1/26/2007	42,400	42,251
International Lease Finance Corp. 5.22%-5.23% due 2/7-2/8/2007	40,000	39,782
KfW International Finance Inc. 5.20%-5.21% due 1/10-2/1/2007[2]	36,200	36,098
International Bank for Reconstruction and Development 5.19% due 1/22/2007	35,200	35,088
Amsterdam Funding Corp. 5.23%-5.25% due 1/12-2/1/2007[2]	34,900	34,807
Barton Capital LLC 5.26% due 1/30/2007[2]	30,000	29,868
HBOS Treasury Services PLC 5.24% due 1/10/2007	29,400	29,358
DaimlerChrysler Revolving Auto Conduit LLC 5.26%-5.31% 1/29-2/2/2007	25,000	24,882
HSBC USA Inc. 5.235% due 2/5/2007	25,000	24,870
Siemens Capital Co. LLC 5.28% due 1/18/2007	21,300	21,244
Westpac Banking Corp. 5.26% due 2/6/2007[2]	19,900	19,792
CAFCO, LLC 5.30% due 1/2/2007[2]	18,900	18,889
Electricité de France 5.25% due 3/21/2007[4]	10,000	9,887

Total short-term securities (cost: $812,453,000)		812,508

Total investment securities (cost: $6,636,049,000)		9,014,867
Other assets less liabilities		13,365

Net assets		$9,028,232

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1 Security did not produce income during the last 12 months.
2 Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities was $428,707,000 which represented 4.75% of the net assets of the fund.
3 Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $8,712,000.
4 This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

ADR = American Depositary Receipts
GDR = Global Depositary Receipts

New World Fund
Investment portfolio

December 31, 2006

Common stocks — 84.60%	Shares	Market value (000)

FINANCIALS — 17.96%
PT Bank Rakyat Indonesia	36,995,950	$21,196
Erste Bank der oesterreichischen Sparkassen AG	246,024	18,859
Bank Muscat (SAOG) (GDR)	1,120,125	14,001
Housing Development Finance Corp. Ltd.	375,100	13,835
JSC Halyk Bank of Kazakhstan (GDR)[1]	354,979	7,809
JSC Halyk Bank of Kazakhstan (GDR)[1,2]	169,100	3,720
Banco Santander Central Hispano, SA	535,782	9,996
Unibanco-União de Bancos Brasileiros SA, units (GDR)	102,000	9,482
EFG International[1]	240,000	9,050
Piraeus Bank SA	276,250	8,901
Banco Itaú Holding Financeira SA, preferred nominative	208,800	7,573
JSC Kazkommertsbank (GDR)[1]	322,484	7,449
Allied Irish Banks, PLC	250,000	7,422
Grupo Financiero Banorte, SA de CV, Series O	1,800,000	7,042
Bank Pekao SA	88,000	6,873
Kotak Mahindra Bank Ltd.	729,643	6,613
ICICI Bank Ltd.	282,174	5,703
ICICI Bank Ltd. (ADR)	8,000	334
Bank of the Philippine Islands	4,613,539	5,982
Citigroup Inc.	107,000	5,960
HSBC Holdings PLC	325,000	5,959
Brascan Residential Properties SA, ordinary nominative[1]	693,600	5,847
FirstRand Ltd.	1,756,500	5,587
Banco Bilbao Vizcaya Argentaria, SA	222,800	5,362
Itaúsa — Investimentos Itaú SA, preferred nominative	993,396	5,084
JSC Sistema-Hals (GDR)[1]	212,404	2,825
JSC Sistema-Hals (GDR)[1,2]	138,253	1,839
National Bank of Pakistan	1,260,000	4,648
PT Bank Danamon Indonesia Tbk	5,530,000	4,153
Banco Latinoamericano de Exportaciones, SA, Class E	235,000	3,986
ORCO PROPERTY GROUP SA	25,200	3,208
Bank Hapoalim BM	650,000	3,064
American International Group, Inc.	33,000	2,365
Kookmin Bank	23,000	1,853
China Construction Bank Corp., Class H	500	—
		233,580

CONSUMER STAPLES — 10.04%
Tesco PLC	3,283,418	26,005
Fomento Económico Mexicano, SA de CV (ADR)	99,300	11,495
IOI Corp. Bhd.	2,147,000	11,201
Nestlé SA	31,500	11,193
Wal-Mart de México, SA de CV, Series V (ADR)	148,000	6,401
Wal-Mart de México, SA de CV, Series V	400,000	1,762
Avon Products, Inc.	210,200	6,945
Migros Türk TAS[1]	425,669	5,505
PepsiCo, Inc.	84,000	5,254
X5 Retail Group N.V. (GDR)[1,2]	198,800	5,169
Coca-Cola Co.	100,000	4,825
Bunge Ltd.	65,000	4,713
Procter & Gamble Co.	73,300	4,711
Olam International Ltd.	2,730,000	3,791
Groupe Danone	25,000	3,787
Diageo PLC	190,000	3,729
Cia. de Bebidas das Américas — AmBev, preferred nominative (ADR)	60,000	2,928
Cia. de Bebidas das Américas — AmBev, ordinary nominative (ADR)	12,000	527
Massmart Holdings Ltd. (South Africa)	320,000	3,218
Poslovni Sistem Mercator, d.d.[3]	11,274	3,198
Kimberly-Clark de México, SAB de CV, Class A	480,000	2,208
Oriflame Cosmetics SA (SDR)	50,000	2,060
		130,625

INDUSTRIALS — 9.49%
Murray & Roberts Holdings Ltd.	3,764,000	21,624
Doosan Heavy Industries and Construction Co., Ltd.	251,300	11,964
Wienerberger AG	194,000	11,518
ALL — América Latina Logística, units	950,000	9,870
Far Eastern Textile Ltd.	11,174,944	9,776
Orascom Construction Industries Co. (GDR)	98,000	9,437
Suzlon Energy Ltd.	240,000	7,099
Imperial Holdings Ltd.[1]	286,000	6,719
Siemens AG	67,000	6,642
Thai Airways International PCL	5,147,500	6,434
Container Corp. of India Ltd.	120,000	5,782
3M Co.	74,000	5,767
Italian-Thai Development PCL	33,285,800	5,078
Asahi Glass Co., Ltd.	272,000	3,269
Bidvest Group Ltd.	125,000	2,396
		123,375

CONSUMER DISCRETIONARY — 9.11%
Toyota Motor Corp.	211,100	14,121
Kuoni Reisen Holding AG, Class B1	21,451	11,477
Truworths International Ltd.	2,477,000	11,370
Honda Motor Co., Ltd.	250,000	9,874
Grupo Televisa, SA, ordinary participation certificates (ADR)	365,000	9,859
GOME Electrical Appliances Holding Ltd.	9,940,000	7,796
Central European Media Enterprises Ltd., Class A1	96,600	6,762
Swatch Group Ltd	80,000	3,578
Swatch Group Ltd, non-registered shares	10,450	2,309
Yue Yuen Industrial (Holdings) Ltd.	1,830,000	5,812
Nitori Co., Ltd.	109,500	4,757
Merry Electronics Co., Ltd.	1,580,450	4,317
TVN SA1	500,000	4,286
NOK Corp.	217,500	4,277
Maruti Udyog Ltd. (India)	200,000	4,213
Motor Industries Co. Ltd.	50,000	3,968
Las Vegas Sands Corp.[1]	40,000	3,579
Makita Corp.	110,000	3,374
Li & Fung Ltd.	886,600	2,759
		118,488

TELECOMMUNICATION SERVICES — 7.46%
América Móvil SAB de CV, Series L (ADR)	310,000	14,018
Telekomunikacja Polska SA	1,625,000	13,733
Tele Norte Leste Participações SA, preferred nominative	685,797	10,284
Partner Communications Co. Ltd.	721,500	8,203
Partner Communications Co. Ltd. (ADR)	10,000	114
China Unicom Ltd.	5,038,000	7,385
Brasil Telecom Participações SA, preferred nominative (ADR)	170,000	7,257
Telekom Austria AG	253,500	6,790
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B	5,440,000	6,112
Telefónica, SA	286,632	6,096
Telemig Celular Participações SA, preferred nominative (ADR)	152,900	5,848
Maxis Communications Bhd.	1,734,000	5,015
Vodafone Group PLC	1,225,000	3,394
Pakistan Telecommunication Corp.	3,900,000	2,842
		97,091

MATERIALS — 7.45%
Taiwan Cement Corp.	13,538,235	12,238
Votorantim Celulose e Papel SA, preferred nominative (ADR)	555,000	10,884
ACC Ltd.	395,000	9,730
Harmony Gold Mining Co. Ltd.[1]	590,000	9,399
Aracruz Celulose SA, Class B, preferred nominative (ADR)	120,000	7,349
Phelps Dodge Corp.	50,000	5,986
Potash Corp. of Saskatchewan Inc.	40,000	5,739
Hindalco Industries Ltd.	1,350,000	5,332
Sealed Air Corp.	77,000	4,999
Israel Chemicals Ltd.	715,000	4,475
CEMEX, SAB de CV, ordinary participation certificates, units (ADR)[1]	115,964	3,929
Cia. Vale do Rio Doce, Class A, preferred nominative	126,000	3,194
Ivanhoe Mines Ltd.[1]	303,100	2,993
Holcim Ltd.	31,500	2,887
Siam Cement PCL	388,800	2,790
BHP Billiton PLC	142,664	2,610
AngloGold Ashanti Ltd.	49,500	2,340
		96,874

ENERGY — 6.25%
Oil & Natural Gas Corp. Ltd.	818,453	16,167
Royal Dutch Shell PLC, Class B	320,000	11,215
Royal Dutch Shell PLC, Class B (ADR)	39,949	2,842
Petróleo Brasileiro SA — Petrobras, ordinary nominative (ADR)	86,000	8,857
Petróleo Brasileiro SA — Petrobras, preferred nominative (ADR)	53,000	4,916
Oil and Gas Development Co. Ltd.	3,998,000	7,544
Oil and Gas Development Co. Ltd. (GDR)	53,200	979
Sterling Energy PLC[1]	17,256,900	6,167
OAO TMK (GDR)[1,2]	142,826	4,999
MOL Magyar Olaj- és Gázipari Rt., Class A	40,841	4,634
Nexen Inc.	63,486	3,500
Reliance Industries Ltd.	110,000	3,167
PTT Exploration and Production PCL	1,000,000	2,726
Noble Energy, Inc.	46,000	2,257
Harvest Natural Resources, Inc.[1]	123,900	1,317
		81,287

INFORMATION TECHNOLOGY — 6.24%
Nokia Corp. (ADR)	502,100	10,203
Nokia Corp.	236,900	4,838
Hon Hai Precision Industry Co., Ltd.	1,937,708	13,828
Samsung Electronics Co., Ltd.	17,200	11,343
Acer Inc.	4,564,000	9,526
Mediatek Incorporation	889,319	9,199
Kingboard Chemical Holdings Ltd.	1,859,000	7,302
Hoya Corp.	114,400	4,461
Net 1 UEPS Technologies, Inc.[1]	146,600	4,333
Venture Corp. Ltd.	440,000	3,873
NetEase.com, Inc. (ADR)[1]	120,000	2,243
		81,149

HEALTH CARE — 3.85%
KRKA, d.d., Novo mesto[3]	16,864	17,377
Novo Nordisk A/S, Class B	175,160	14,589
Zentiva NV	119,000	7,252
Dr. Reddy’s Laboratories Ltd.	240,000	4,414
Teva Pharmaceutical Industries Ltd. (ADR)	70,000	2,175
Ranbaxy Laboratories Ltd.	219,000	1,945
Richter Gedeon NYRT	7,400	1,689
AstraZeneca PLC	12,700	682
		50,123

UTILITIES — 3.01%
RAO Unified Energy System of Russia (GDR)	90,000	9,864
AES Corp.[1]	400,000	8,816
NTPC Ltd.	2,757,000	8,532
Veolia Environnement	49,000	3,776
Cheung Kong Infrastructure Holdings Ltd.	1,066,000	3,310
Gas Natural SDG, SA	80,300	3,177
Reliance Energy Ltd.	137,500	1,621
		39,096

MISCELLANEOUS — 3.74%
Other common stocks in initial period of acquisition		48,710

Total common stocks (cost: $767,951,000)		1,100,398

Bonds & notes — 7.53%	Principal amount (000)

NON-U.S. GOVERNMENT BONDS & NOTES — 7.16%
Argentina (Republic of) 4.193% 2012[4,5]	$2,000	1,419
Argentina (Republic of) 2.00% 2014[6]	ARS 1,213	368
Argentina (Republic of) 5.83% 2033[5,6,7]	35,814	12,337
Argentina (Republic of) GDP-Linked 2035	43,865	1,706
Argentina (Republic of) 0.63% 2038[5,6]	12,328	1,878
Brazilian Treasury Bill 0% 2007	R$700	328
Brazil (Federal Republic of) Global 9.25% 2010	$2,200	2,492
Brazilian Treasury Bill 6.00% 2010[6]	R$3,240	2,285
Brazilian Treasury Bill 6.00% 2011[6]	60	42
Brazil (Federal Republic of) Global 12.50% 2016	1,900	1,011
Brazil (Federal Republic of) Global 8.00% 2018[5]	$2,434	2,713
Brazil (Federal Republic of) Global 8.875% 2019	1,000	1,222
Brazil (Federal Republic of) Global 8.875% 2024	100	125
Brazil (Federal Republic of) Global 10.125% 2027	1,425	2,006
Brazil (Federal Republic of) Global 11.00% 2040	2,375	3,150
United Mexican States Government Global 6.073% 2009[4]	1,250	1,263
United Mexican States Government Global 10.375% 2009	397	439
United Mexican States Government Global 9.875% 2010	4,125	4,678
United Mexican States Government Global 6.375% 2013	1,000	1,054
United Mexican States Government, Series MI10, 8.00% 2013	MXP7,671	735
United Mexican States Government, Series MI10, 9.50% 2014	9,500	990
United Mexican States Government Global 11.375% 2016	$1,408	2,031
United Mexican States Government, Series M20, 8.00% 2023	MXP 830	80
United Mexican States Government, Series M20, 10.00% 2024	16,000	1,839
Russian Federation 8.25% 2010[5]	$5,600	5,868
Russian Federation 8.25% 2010[2,5]	440	461
Russian Federation 5.00%/7.50% 2030[2,5,8]	3,406	3,862
Russian Federation 5.00%/7.50% 2030[5,8]	750	850
Colombia (Republic of) Global 10.00% 2012	2,100	2,478
Colombia (Republic of) Global 10.75% 2013	1,360	1,690
Columbia (Republic of) Global 8.25% 2014	400	456
Colombia (Republic of) Global 12.00% 2015	COP2,780,000	1,477
Colombia (Republic of) Global 11.75% 2020	$315	459
Columbia (Republic of) Global 8.125% 2024	500	580
Columbia (Republic of) Global 7.375% 2037	474	510
Turkey (Republic of) 20.00% 2007	TRY1,775	1,245
Turkey (Republic of) Treasury Bill 0% 2008	1,230	644
Turkey (Republic of) 15.00% 2010	3,880	2,449
Turkey (Republic of) 14.00% 2011	1,000	621
Turkey (Republic of) 11.875% 2030	$1,225	1,896
Peru (Republic of) 9.125% 2012	2,800	3,248
Peru (Republic of) 8.375% 2016	1,725	2,057
Peru (Republic of) Past Due Interest Eurobond 5.00% 2017[4,5]	817	815
Peru (Republic of) 7.35% 2025	500	567
Philippines (Republic of) 8.375% 2009	1,665	1,777
Philippines (Republic of) 9.875% 2019	1,200	1,572
Philippines (Republic of) 7.75% 2031	2,035	2,320
Panama (Republic of) Global 9.625% 2011	219	251
Panama (Republic of) Global 9.375% 2012	790	930
Panama (Republic of) Global 7.125% 2026	890	966
Panama (Republic of) Global 8.875% 2027	300	382
Panama (Republic of) Global 9.375% 2029	450	603
Panama (Republic of) Global 6.70% 2036[5]	1,824	1,906
Dominican Republic 8.625% 2027[2,5]	2,150	2,482
Egypt (Arab Republic of) Treasury Bill 0% 2007	EGP4,300	748
Egypt (Arab Republic of) Treasury Bill 0% 2007	3,000	483
Venezuela (Republic of) Global 8.50% 2014	$55	62
Venezuela (Republic of) 9.25% 2027	170	217
		93,123

ENERGY — 0.16%
Pemex Project Funding Master Trust 8.00% 2011	200	220
Pemex Project Funding Master Trust 6.625% 2035	1,800	1,844
		2,064

UTILITIES — 0.12%
AES Gener SA 7.50% 2014	400	424
AES Panama SA 6.35% 2016[2]	400	395
Enersis SA 7.375% 2014	650	701
		1,520

MATERIALS — 0.06%
Vale Overseas Ltd. 6.25% 2017	800	807

INDUSTRIALS — 0.03%
TFM, SA de CV 9.375% 2012	400	429

Total bonds & notes (cost: $85,580,000)		97,943

Short-term securities — 7.56%

Stadshypotek Delaware Inc. 5.24% due 1/25-2/2/2007[2]	18,600	18,529
American Honda Finance Corp. 5.23% due 1/5/2007	13,500	13,490
Sheffield Receivables Corp. 5.26% due 1/24/2007[2]	13,000	12,954
UBS Finance (Delaware) LLC 5.245% due 1/5/2007	11,500	11,492
BMW U.S. Capital LLC 5.22% due 2/14/2007[2]	10,000	9,937
DaimlerChrysler Revolving Auto Conduit LLC 5.30% due 1/10/2007	9,800	9,786
Amsterdam Funding Corp. 5.24% due 1/4/2007[2]	8,100	8,096
BNP Paribas Finance Inc. 5.25% due 1/19/2007	6,700	6,681
CBA (Delaware) Finance Inc. 5.25% due 2/16/2007	4,523	4,493
Three Pillars Funding, LLC 5.31% due 1/2/2007[2]	2,900	2,898

Total short-term securities (cost: $98,349,000)		98,356

Total investment securities (cost: $951,880,000)		1,296,697
Other assets less liabilities		4,070

Net assets		$1,300,767

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1 Security did not produce income during the last 12 months.
2 Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities was $75,341,000, which represented 5.79% of the net assets of the fund.
3 Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous”, was $20,575,000.
4 Coupon rate may change periodically.
5 Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
6 Index-linked bond whose principal amount moves with a government retail price index.
7 Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
8 Step bond; coupon rate will increase at a later date.

ADR = American Depositary Receipts
GDR = Global Depositary Receipts
SDR = Swedish Depositary Receipts

Blue Chip Income and Growth Fund
Investment portfolio

December 31, 2006

Common stocks — 91.22%	Shares	Market value (000)

FINANCIALS — 18.96%
Citigroup Inc.	3,125,000	$174,062
Fannie Mae	2,430,000	144,318
J.P. Morgan Chase & Co.	2,200,000	106,260
American International Group, Inc.	1,300,000	93,158
Bank of America Corp.	1,176,395	62,808
Capital One Financial Corp.	700,000	53,774
Freddie Mac	700,000	47,530
Washington Mutual, Inc.	750,000	34,117
Wachovia Corp.	400,000	22,780
HSBC Holdings PLC (ADR)	225,000	20,621
Bank of New York Co., Inc.	440,000	17,323
		776,751

INFORMATION TECHNOLOGY — 17.45%
Oracle Corp.[1]	7,200,000	123,408
Hewlett-Packard Co.	2,950,000	121,511
Microsoft Corp.	3,550,000	106,003
International Business Machines Corp.	975,000	94,721
Intel Corp.	4,000,000	81,000
Cisco Systems, Inc.[1]	2,500,000	68,325
Texas Instruments Inc.	1,500,000	43,200
Applied Materials, Inc.	1,800,000	33,210
Linear Technology Corp.	550,000	16,676
Automatic Data Processing, Inc.	250,000	12,312
Maxim Integrated Products, Inc.	400,000	12,248
Analog Devices, Inc.	70,000	2,301
		714,915

HEALTH CARE — 14.30%
Aetna Inc.	2,400,000	103,632
UnitedHealth Group Inc.	1,250,000	67,163
Cardinal Health, Inc.	900,000	57,987
Pfizer Inc	2,050,000	53,095
AstraZeneca PLC (ADR)	875,000	46,856
Abbott Laboratories	950,000	46,275
Amgen Inc.[1]	665,000	45,426
Merck & Co., Inc.	1,000,000	43,600
Eli Lilly and Co.	825,000	42,982
Schering-Plough Corp.	1,750,000	41,370
Bristol-Myers Squibb Co.	1,425,000	37,506
		585,892

CONSUMER DISCRETIONARY — 12.42%
Lowe’s Companies, Inc.	3,800,000	118,370
Target Corp.	1,475,000	84,149
Omnicom Group Inc.	400,000	41,816
Clear Channel Communications, Inc.	1,150,000	40,871
Leggett & Platt, Inc.	1,500,000	35,850
Dollar General Corp.	2,075,000	33,324
Harley-Davidson, Inc.	425,000	29,950
TJX Companies, Inc.	1,000,000	28,520
Carnival Corp., units	575,000	28,204
Mattel, Inc.	1,100,000	24,926
General Motors Corp.	750,000	23,040
Best Buy Co., Inc.	400,000	19,676
		508,696

INDUSTRIALS — 11.46%
General Electric Co.	4,400,000	163,724
Tyco International Ltd.	4,050,000	123,120
United Technologies Corp.	760,000	47,515
United Parcel Service, Inc., Class B	605,000	45,363
Norfolk Southern Corp.	592,800	29,812
Emerson Electric Co.	500,000	22,045
Waste Management, Inc.	500,000	18,385
Southwest Airlines Co.	1,000,000	15,320
Pitney Bowes Inc.	90,000	4,157
		469,441

TELECOMMUNICATION SERVICES — 5.88%
BellSouth Corp.	3,350,000	157,818
AT&T Inc.	1,400,000	50,050
Sprint Nextel Corp., Series 1	1,350,000	25,502
Verizon Communications Inc.	200,000	7,448
		240,818

ENERGY — 4.74%
Schlumberger Ltd.	940,000	59,370
ConocoPhillips	650,000	46,768
EOG Resources, Inc.	600,000	37,470
Royal Dutch Shell PLC, Class A (ADR)	500,000	35,395
Exxon Mobil Corp.	200,000	15,326
		194,329

CONSUMER STAPLES — 3.11%
Wal-Mart Stores, Inc.	1,500,000	69,270
Walgreen Co.	480,000	22,027
PepsiCo, Inc.	250,000	15,638
Avon Products, Inc.	400,000	13,216
Kimberly-Clark Corp.	55,000	3,737
H.J. Heinz Co.	80,000	3,601
		127,489

MATERIALS — 1.13%
E.I. du Pont de Nemours and Co.	350,000	17,049
Alcoa Inc.	500,000	15,005
Air Products and Chemicals, Inc.	200,000	14,056
		46,110

UTILITIES — 0.92%
FPL Group, Inc.	400,000	21,768
Duke Energy Corp.	260,000	8,634
Xcel Energy Inc.	250,000	5,765
FirstEnergy Corp.	25,901	1,562
		37,729

MISCELLANEOUS — 0.85%
Other common stocks in initial period of acquisition		34,700

Total common stocks (cost: $3,001,188,000)		3,736,870

Short-term securities — 8.20%	Principal amount (000)

Coca-Cola Co. 5.19% due 1/17-1/18/2007[2]	$50,000	49,875
Atlantic Industries 5.23% due 2/28/2007[2]	11,700	11,603
Procter & Gamble International Funding S.C.A. 5.23%-5.28% due 1/9-2/9/2007[2]	42,100	42,012
Clipper Receivables Co., LLC 5.25% due 1/16-1/23/2007[2]	27,000	26,919
Abbott Laboratories 5.20%-5.24% due 1/25-3/6/2007[2]	24,300	24,162
Federal Home Loan Bank 5.105%-5.165% due 1/12-1/17/2007	23,100	23,050
Illinois Tool Works Inc. 5.19% due 2/2/2007	19,700	19,606
Caterpillar Financial Services Corp. 5.19% due 1/8/2007	18,000	17,979
International Lease Finance Corp. 5.22% due 1/31/2007	15,000	14,935
Ranger Funding Co., LLC 5.24% due 1/3/2007[2]	13,500	13,494
Triple-A One Funding Corp. 5.27%-5.29% due 1/11-1/19/2007[2]	13,050	13,014
Jupiter Securitization Co., LLC 5.27% due 1/4/2007[2]	12,500	12,493
Hershey Co. 5.20% due 2/23/2007[2]	11,000	10,911
Freddie Mac 5.10% due 1/16/2007	10,600	10,575
Bank of New York Co., Inc. 5.20% due 1/2/2007	10,000	9,997
CAFCO LLC 5.25% due 1/16/2007[2]	8,500	8,480
Three Pillars Funding, LLC 5.28% due 1/8/2007[2]	8,200	8,190
Concentrate Manufacturing Co. of Ireland 5.20% due 1/22/2007[2]	7,500	7,476
Becton, Dickinson and Co. 5.20% due 2/9/2007	7,299	7,258
U.S. Treasury Bills 4.91% due 1/4/2007	3,800	3,798

Total short-term securities (cost: $335,819,000)		335,827

Total investment securities (cost: $3,337,007,000)		4,072,697
Other assets less liabilities		23,664

Net assets		$4,096,361

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1 Security did not produce income during the last 12 months.
2 Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities was $228,629,000, which represented 5.58% of the net assets of the fund.

ADR = American Depositary Receipts

Global Growth and Income Fund
Investment portfolio

December 31, 2006

Common stocks — 83.44%	Shares	Market value (000)

MATERIALS — 18.60%
Potash Corp. of Saskatchewan Inc.	150,000	$21,522
Yamana Gold Inc.	750,000	9,860
Israel Chemicals Ltd.	1,500,000	9,389
Newmont Mining Corp.	200,000	9,030
Bayer AG	162,300	8,707
Mosaic Co.[1]	400,000	8,544
Barrick Gold Corp.	250,000	7,675
K+S AG	65,000	7,049
Newcrest Mining Ltd.	296,900	6,171
Gold Fields Ltd.	318,500	6,057
Nitto Denko Corp.	100,000	5,008
E.I. du Pont de Nemours and Co.	100,000	4,871
UPM-Kymmene Corp.	189,700	4,786
Lonmin PLC	77,000	4,538
MeadWestvaco Corp.	141,000	4,238
Ivanhoe Mines Ltd.[1]	387,400	3,825
Kuraray Co., Ltd.	220,000	2,596
Evraz Group SA (GDR)	50,000	1,285
Dow Chemical Co.	31,600	1,262
Phelps Dodge Corp.	4,500	539
		126,952

FINANCIALS — 15.72%
Citigroup Inc.	219,400	12,221
Cathay Financial Holding Co., Ltd.	4,722,624	10,727
AXA SA	146,222	5,917
Fairfax Financial Holdings Ltd.	27,000	5,371
TISCO Bank PCL	5,250,000	3,278
TISCO Bank PCL, nonvoting depositary receipt	3,225,000	2,004
FirstRand Ltd.	1,650,000	5,248
BOC Hong Kong (Holdings) Ltd.	1,856,500	5,037
Commerzbank U.S. Finance, Inc.	131,600	5,009
Sun Hung Kai Properties Ltd.	422,000	4,848
iStar Financial, Inc.	99,400	4,753
Fubon Financial Holding Co., Ltd.	5,069,000	4,745
Bank of America Corp.	88,500	4,725
Berkshire Hathaway Inc., Class B1	1,200	4,399
AEON Mall Co., Ltd.	77,000	4,348
AFLAC Inc.	91,000	4,186
JSC Halyk Bank of Kazakhstan (GDR)[1]	128,449	2,826
JSC Halyk Bank of Kazakhstan (GDR)[1,2]	61,200	1,346
Banco Bilbao Vizcaya Argentaria, SA	173,000	4,163
JSC Kazkommertsbank (GDR)[1]	134,837	3,115
Fannie Mae	50,000	2,970
Hypo Real Estate Holding AG	43,500	2,740
Allco Commercial REIT	2,517,000	1,822
UniCredito Italiano SpA	125,000	1,095
PT Bank Rakyat Indonesia	400,000	229
Fortis	4,600	196
		107,318

CONSUMER DISCRETIONARY — 9.49%
Macquarie Communications Infrastructure Group	1,164,000	5,784
SEGA SAMMY HOLDINGS INC.	214,000	5,773
General Motors Corp.	186,700	5,735
NOK Corp.	242,300	4,765
Ford Motor Co.	570,000	4,281
Lowe’s Companies, Inc.	137,300	4,277
NTL Inc.	168,000	4,240
Truworths International Ltd.	810,000	3,718
Pou Chen Corp.	3,223,874	3,661
Target Corp.	64,000	3,651
Time Warner Inc.	150,000	3,267
Yue Yuen Industrial (Holdings) Ltd.	993,500	3,155
Honda Motor Co., Ltd.	79,000	3,120
Kohl’s Corp.[1]	39,700	2,717
Grupo Televisa, SA, ordinary participation certificates (ADR)	75,000	2,026
Industria de Diseno Textil, SA	35,150	1,893
Pioneer Corp.	133,000	1,826
Yamaha Corp.	40,000	847
		64,736

INFORMATION TECHNOLOGY — 9.35%
Microsoft Corp.	392,700	11,726
EMC Corp.[1]	552,000	7,286
Advanced Micro Devices, Inc.[1]	350,000	7,123
Nokia Corp.	335,300	6,848
International Business Machines Corp.	68,600	6,665
Cisco Systems, Inc.[1]	201,180	5,498
Lite-On Technology Corp.	3,250,621	4,395
Dell Inc.[1]	150,000	3,763
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	268,760	2,937
Hon Hai Precision Industry Co., Ltd.	409,400	2,922
Quanta Computer Inc.	885,291	1,606
Nintendo Co., Ltd.	5,300	1,376
Citizen Watch Co., Ltd.	113,500	869
Comverse Technology, Inc.[1]	30,400	642
Yahoo! Inc.[1]	7,400	189
		63,845

CONSUMER STAPLES — 7.48%
Seven & I Holdings Co., Ltd.	353,000	10,976
Koninklijke Ahold NV1	737,500	7,843
Shoppers Drug Mart Corp.	127,500	5,484
AEON CO., LTD.	230,000	4,977
Diageo PLC	241,900	4,748
Tesco PLC	550,000	4,356
Altria Group, Inc.	50,000	4,291
Henkel KGaA, non-voting	25,000	3,677
Coca-Cola Co.	50,000	2,412
SABMiller PLC	100,000	2,301
		51,065

TELECOMMUNICATION SERVICES — 5.92%
Vodafone Group PLC	2,087,000	5,782
Vodafone Group PLC (ADR)	100,000	2,778
AT&T Inc.	150,000	5,363
Telekom Austria AG	200,000	5,357
Koninklijke KPN NV	337,000	4,789
Telecom Italia SpA, nonvoting	1,750,000	4,438
Telekomunikacja Polska SA	394,000	3,330
France Télécom SA	110,700	3,060
Verizon Communications Inc.	75,000	2,793
Tele Norte Leste Participações SA, preferred nominative	117,200	1,757
Chunghwa Telecom Co., Ltd. (ADR)	50,000	986
		40,433

INDUSTRIALS — 5.42%
General Electric Co.	217,800	8,104
Toll Holdings Ltd.	531,806	7,664
Tyco International Ltd.	204,000	6,202
Nippon Express Co., Ltd.	1,000,000	5,470
Ryanair Holdings PLC (ADR)[1]	41,500	3,382
Qantas Airways Ltd.	675,660	2,782
Kubota Corp.	270,000	2,501
UAL Corp.[1]	20,000	880
		36,985

ENERGY — 5.41%
Oil and Gas Development Co. Ltd.	4,345,000	8,198
Oil and Gas Development Co. Ltd. (GDR)	46,200	850
Chevron Corp.	98,500	7,243
Royal Dutch Shell PLC, Class A (ADR)	55,000	3,893
Royal Dutch Shell PLC, Class A	41,500	1,463
Exxon Mobil Corp.	60,000	4,598
ConocoPhillips	53,000	3,813
Marathon Oil Corp.	30,000	2,775
Anadarko Petroleum Corp.	50,000	2,176
OAO TMK (GDR)[1,2]	54,359	1,903
		36,912

HEALTH CARE — 4.42%
AstraZeneca PLC (United Kindgom)	95,900	5,152
AstraZeneca PLC (Sweden)	54,700	2,937
Novo Nordisk A/S, Class B	70,000	5,830
Roche Holding AG	30,850	5,532
WellPoint, Inc.[1]	48,860	3,845
UCB NV	49,000	3,359
Medtronic, Inc.	50,000	2,675
Merck & Co., Inc.	20,000	872
		30,202

UTILITIES — 1.63%
Exelon Corp.	75,000	4,642
E.ON AG	19,500	2,645
AES Corp.[1]	79,900	1,761
CLP Holdings Ltd.	150,000	1,109
Hongkong Electric Holdings Ltd.	200,000	980
		11,137

Total common stocks (cost: $519,139,000)		569,585

Bonds & notes — 0.23%	Principal amount (000)

CONSUMER DISCRETIONARY — 0.23%
NTL Cable PLC 9.125% 2016	$1,500	1,592

Total bonds & notes (cost: $1,542,000)		1,592

Short-term securities — 16.01%

Federal Home Loan Bank 5.155% due 3/28/2007	9,400	9,278
Federal Home Loan Bank 5.17% due 2/23/2007[3]	5,800	5,755
Amsterdam Funding Corp 5.25% due 1/4/2007[2]	8,800	8,795
Barton Capital LLC 5.26% due 1/16/2007[2]	5,450	5,437
Société Générale North America, Inc. 5.27% due 2/1/2007	2,000	1,990
Harley-Davidson Funding Corp. 5.26% due 1/29/2007[2]	6,600	6,572
Jupiter Securitization Co., LLC 5.25%-5.26% due 1/8-2/5/2007[2]	5,900	5,881
Stadshypotek Delaware Inc. 5.24% due 1/25-2/2/2007[2]	5,400	5,375
BASF AG 5.23% due 1/12/2007[2]	5,350	5,341
AT&T Inc. 5.32% due 1/2/2007[2]	5,100	5,097
Old Line Funding, LLC 5.26% due 1/12/2007[2]	5,000	4,991
American Honda Finance Corp. 5.23% due 1/22/2007	5,000	4,984
DaimlerChrysler Revolving Auto Conduit LLC 5.28% due 1/23/2007	5,000	4,983
Barclays U.S. Funding Corp. 5.225%-5.25% due 1/29/2007	5,000	4,979
Swedbank Mortgage AB 5.24% due 1/30-2/6/2007	5,000	4,975
BMW U.S. Capital LLC 5.22% due 2/14/2007[2]	5,000	4,968
Liberty Street Funding Corp. 5.26%-5.32% due 1/9/2007[2]	4,750	4,744
Danske Corp. 5.235% due 1/30/2007[2]	4,200	4,182
Allied Irish Banks N.A. Inc. 5.23% due 1/4/2007[2]	3,150	3,148
BP Capital Markets America Inc. 5.22% due 2/5/2007[2]	3,000	2,984
UBS Finance (Delaware) LLC 5.245% due 1/5/2007	2,100	2,098
Siemens Capital Co. LLC 5.28% due 1/18/2007	1,500	1,496
Lloyds Bank PLC 5.25% due 1/29/2007	1,200	1,195

Total short-term securities (cost: $109,251,000)		109,248

Total investment securities (cost: $629,932,000)		680,425
Other assets less liabilities		2,168

Net assets		$682,593

1 Security did not produce income during the last 12 months.
2 Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities was $70,764,00, which represented 10.37% of the net assets of the fund.
3 This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

ADR = American Depositary Receipts
GDR = Global Depositary Receipts

Growth-Income Fund
Investment portfolio

December 31, 2006

Common stocks — 86.41%	Shares	Market value (000)

INFORMATION TECHNOLOGY — 20.74%
Oracle Corp.[1]	38,605,000	$661,690
Intel Corp.	23,620,000	478,305
Microsoft Corp.	15,635,000	466,861
Cisco Systems, Inc.[1]	16,840,000	460,237
Nokia Corp.	12,775,000	260,921
Nokia Corp. (ADR)	8,000,000	162,560
International Business Machines Corp.	4,200,000	408,030
Hewlett-Packard Co.	7,400,000	304,806
eBay Inc.[1]	9,200,000	276,644
Google Inc., Class A1	430,000	198,006
Texas Instruments Inc.	6,100,000	175,680
Flextronics International Ltd.[1]	13,000,000	149,240
Samsung Electronics Co., Ltd.	205,154	135,298
Maxim Integrated Products, Inc.	4,100,000	125,542
Yahoo! Inc.[1]	4,900,000	125,146
Linear Technology Corp.	3,400,000	103,088
Symantec Corp.[1]	4,600,000	95,910
Taiwan Semiconductor Manufacturing Co. Ltd.	45,853,645	95,001
Seagate Technology	3,300,000	87,450
First Data Corp.	3,350,000	85,492
Xilinx, Inc.	3,200,000	76,192
ASML Holding NV1	3,000,000	74,572
Applied Materials, Inc.	4,000,000	73,800
Automatic Data Processing, Inc.	1,455,000	71,659
Analog Devices, Inc.	1,750,000	57,522
Western Union Co.	2,350,000	52,687
Micron Technology, Inc.[1]	3,500,000	48,860
KLA-Tencor Corp.	950,000	47,263
Dell Inc.[1]	1,500,000	37,635
Advanced Micro Devices, Inc.[1]	1,750,000	35,612
Corning Inc.[1]	1,582,700	29,612
CDW Corp.	350,000	24,612
Jabil Circuit, Inc.	1,000,000	24,550
EMC Corp.[1]	1,475,000	19,470
Solectron Corp.[1]	6,000,000	19,320
Sanmina-SCI Corp.[1]	4,500,000	15,525
Altera Corp.[1]	700,000	13,776
		5,578,574

FINANCIALS — 13.35%
Fannie Mae	9,688,500	$575,400
Citigroup Inc.	10,237,800	570,245
American International Group, Inc.	7,900,000	566,114
Bank of America Corp.	5,380,000	287,238
Capital One Financial Corp.	3,099,900	238,134
J.P. Morgan Chase & Co.	4,147,900	200,344
Freddie Mac	2,265,000	153,793
St. Paul Travelers Companies, Inc.	2,800,000	150,332
Bank of New York Co., Inc.	3,575,000	140,748
Washington Mutual, Inc.	2,440,550	111,021
HSBC Holdings PLC (United Kingdom) (ADR)	1,086,050	99,537
XL Capital Ltd., Class A	1,380,000	99,388
Marsh & McLennan Companies, Inc.	2,955,000	90,600
Wachovia Corp.	1,330,419	75,767
Wells Fargo & Co.	1,840,000	65,430
Genworth Financial, Inc., Class A	1,800,000	61,578
Banco Santander Central Hispano, SA	2,400,000	44,775
Allstate Corp.	635,000	41,345
UnumProvident Corp.	1,000,000	20,780
		3,592,569

HEALTH CARE — 12.40%
Medtronic, Inc.	4,450,000	238,119
Aetna Inc.	5,500,000	237,490
Cardinal Health, Inc.	3,500,000	225,505
WellPoint, Inc.[1]	2,750,000	216,397
Abbott Laboratories	4,290,000	208,966
Bristol-Myers Squibb Co.	7,860,000	206,875
AstraZeneca PLC (ADR)	3,395,150	181,810
AstraZeneca PLC (Sweden)	392,000	21,048
Eli Lilly and Co.	3,735,000	194,593
Amgen Inc.[1]	2,323,100	158,691
Merck & Co., Inc.	3,500,000	152,600
St. Jude Medical, Inc.[1]	4,000,000	146,240
CIGNA Corp.	1,000,000	131,570
Pfizer Inc	5,060,400	131,064
Schering-Plough Corp.	4,994,800	118,077
Roche Holding AG	615,000	110,272
Novo Nordisk A/S, Class B	1,266,500	105,484
Biogen Idec Inc.[1]	1,800,000	88,542
Johnson & Johnson	1,300,000	85,826
Smith & Nephew PLC	7,639,700	79,729
Forest Laboratories, Inc.[1]	1,499,800	75,890
Medco Health Solutions, Inc.[1]	1,400,000	74,816
Boston Scientific Corp.[1]	2,768,324	47,560
Sanofi-Aventis	400,000	36,917
AmerisourceBergen Corp.	600,000	26,976
McKesson Corp.	500,000	25,350
Kinetic Concepts, Inc.[1]	150,000	5,933
FoxHollow Technologies, Inc.[1]	145,000	3,129
		3,335,469

CONSUMER DISCRETIONARY — 10.78%
Lowe’s Companies, Inc.	16,460,000	512,729
Target Corp.	5,750,000	328,038
News Corp., Class A	10,815,200	232,310
Time Warner Inc.	9,500,000	206,910
Carnival Corp., units	3,982,100	195,322
Magna International Inc., Class A	1,913,100	154,100
Carnival PLC	3,000,000	152,019
Harley-Davidson, Inc.	1,850,000	130,370
Walt Disney Co.	3,000,000	102,810
Vivendi SA	2,600,000	101,575
Expedia, Inc.[1]	4,711,476	98,847
General Motors Corp.	2,923,400	89,807
Best Buy Co., Inc.	1,500,000	73,785
XM Satellite Radio Holdings Inc., Class A1	5,100,000	73,695
VF Corp.	800,000	65,664
Ross Stores, Inc.	1,850,000	54,205
Home Depot, Inc.	1,200,000	48,192
Toyota Motor Corp.	700,000	46,824
Gentex Corp.	3,000,000	46,680
Mattel, Inc.	2,000,000	45,320
E.W. Scripps Co., Class A	900,000	44,946
IAC/InterActiveCorp[1]	1,045,000	38,832
Kohl’s Corp.[1]	440,700	30,157
ServiceMaster Co.[1]	2,020,000	26,482
		2,899,619

INDUSTRIALS — 8.83%
General Electric Co.	13,575,000	505,126
Tyco International Ltd.	13,945,300	423,937
United Technologies Corp.	3,950,000	246,954
United Parcel Service, Inc., Class B	3,000,000	224,940
Avery Dennison Corp.	2,815,000	191,223
Norfolk Southern Corp.	3,326,500	167,290
General Dynamics Corp.	2,100,000	156,135
Waste Management, Inc.	2,150,000	79,056
Pitney Bowes Inc.	1,552,200	71,695
Lockheed Martin Corp.	700,000	64,449
Emerson Electric Co.	1,400,000	61,726
Illinois Tool Works Inc.	1,180,600	54,532
Ingersoll-Rand Co. Ltd., Class A	1,290,000	50,478
Allied Waste Industries, Inc.[1]	2,536,800	31,177
Southwest Airlines Co.	1,650,000	25,278
Union Pacific Corp.	150,000	13,803
Siemens AG	70,000	6,940
		2,374,739

ENERGY — 7.01%
Marathon Oil Corp.	3,085,000	285,363
Royal Dutch Shell PLC, Class A (ADR)	2,000,000	141,580
Royal Dutch Shell PLC, Class B (ADR)	1,790,391	127,386
Royal Dutch Shell PLC, Class B	139,816	4,900
Schlumberger Ltd.	4,040,000	255,166
Chevron Corp.	2,563,200	188,472
Petro-Canada	3,760,000	154,165
ConocoPhillips	1,900,000	136,705
Husky Energy Inc.	1,800,000	120,618
Murphy Oil Corp.	2,000,000	101,700
Devon Energy Corp.	1,340,000	89,887
Exxon Mobil Corp.	1,150,000	88,125
EOG Resources, Inc.	1,300,000	81,185
Baker Hughes Inc.	900,000	67,194
Halliburton Co.	780,000	24,219
Transocean Inc.[1]	250,000	20,223
		1,886,888

CONSUMER STAPLES — 5.56%
Altria Group, Inc.	2,975,000	$255,315
Avon Products, Inc.	5,400,000	178,416
Wal-Mart Stores, Inc.	3,470,000	160,245
Coca-Cola Co.	3,000,000	144,750
Walgreen Co.	2,818,800	129,355
Nestlé SA	250,000	88,831
Kraft Foods Inc., Class A	2,400,000	85,680
Wm. Wrigley Jr. Co.	1,650,000	85,338
Sara Lee Corp.	5,000,000	85,150
L’Oréal SA	820,000	82,117
Anheuser-Busch Companies, Inc.	1,335,000	65,682
Kellogg Co.	1,250,000	62,575
PepsiCo, Inc.	870,000	54,418
Kimberly-Clark Corp.	280,000	19,026
		1,496,898

TELECOMMUNICATION SERVICES — 3.94%
AT&T Inc.	6,500,000	232,375
Sprint Nextel Corp., Series 1	11,168,500	210,973
Telephone and Data Systems, Inc., Special Common Shares	1,900,000	94,240
Telephone and Data Systems, Inc.	1,650,000	89,644
BellSouth Corp.	3,550,000	167,241
Qwest Communications International Inc.[1]	12,500,000	104,625
Koninklijke KPN NV	5,129,960	72,896
Verizon Communications Inc.	1,500,000	55,860
Vodafone Group PLC	11,500,000	31,862
		1,059,716

MATERIALS — 1.74%
Air Products and Chemicals, Inc.	2,660,000	186,945
International Paper Co.	1,950,000	66,495
E.I. du Pont de Nemours and Co.	1,300,000	63,323
Sealed Air Corp.	710,000	46,093
Alcoa Inc.	1,500,000	45,015
Weyerhaeuser Co.	525,000	37,091
Bowater Inc.	723,000	16,268
MeadWestvaco Corp.	258,200	7,761
		468,991

UTILITIES — 1.13%
Dominion Resources, Inc.	1,250,000	104,800
Exelon Corp.	1,185,000	73,340
FirstEnergy Corp.	650,000	39,195
Duke Energy Corp.	1,165,000	38,690
FPL Group, Inc.	600,000	32,652
American Electric Power Co., Inc.	345,900	14,728
		303,405

MISCELLANEOUS — 0.93%
Other common stocks in initial period of acquisition		251,180

Total common stocks (cost: $17,848,676,000)		23,248,048

	Principal amount	Market value
Convertible securities — 0.36%	(000)	(000)

INFORMATION TECHNOLOGY — 0.33%
Lucent Technologies Inc. 8.00% convertible notes 2031	$90,123	$90,573

MISCELLANEOUS — 0.03%
Other convertible securities in initial period of acquisition		7,087

Total convertible securities (cost: $100,077,000)		97,660

Bonds & notes — 0.05%

CONSUMER DISCRETIONARY — 0.05%
XM Satellite Radio Inc. and XM Satellite Radio Holdings Inc. 9.75% 2014	13,300	13,367

Total bonds & notes (cost: $12,529,000)		13,367

Short-term securities — 12.97%

Freddie Mac 5.07%-5.17% due 1/9-3/27/2007	373,809	371,327
Federal Home Loan Bank 5.10%-5.18% due 1/3-3/16/2007	301,642	299,697
Variable Funding Capital Corp. 5.23%-5.25% due 1/4-2/2/2007[2]	228,600	228,112
Clipper Receivables Co., LLC 5.23%-5.25% due 1/2-1/31/2007[2]	225,000	224,338
Abbott Laboratories 5.18%-5.24% due 1/2-3/13/2007[2]	220,500	219,162
Procter & Gamble International Funding S.C.A. 5.23%-5.27% due 1/8-2/12/2007[2]	218,200	217,362
Park Avenue Receivables Co., LLC 5.23%-5.25% due 1/11-3/8/2007[2]	129,750	129,106
Jupiter Securitization Co., LLC 5.25%-5.26% due 1/17-1/23/2007[2]	71,345	71,129
Bank of America Corp. 5.24%-5.245% due 2/16-3/13/2007	113,600	112,716
Ranger Funding Co. LLC 5.25% due 1/12-3/1/2007[2]	85,280	84,764
CIT Group, Inc. 5.22%-5.26% due 1/16-3/20/2007[2]	185,400	184,308
CAFCO, LLC 5.25%-5.27% due 1/11-2/15/2007[2]	90,900	90,450
Ciesco LLC 5.25%-5.26% due 1/5-2/7/2007[2]	86,200	85,913
Fannie Mae 5.075%-5.17% due 1/3-3/23/2007	135,250	134,516
Johnson & Johnson 5.18%-5.22% due 1/8-1/19/2007[2]	105,500	105,294
Three Pillars Funding, LLC 5.28%-5.32% due 1/8-1/24/2007[2]	100,000	99,764
International Lease Finance Corp. 5.21%-5.23% due 1/4-2/12/2007	85,700	85,541
IBM Capital Inc. 5.19%-5.24% due 1/25-3/16/2007[2]	76,300	75,799
Coca-Cola Co. 5.18%-5.19% due 1/12-2/16/2007[2]	75,800	75,428
Edison Asset Securitization LLC 5.23%-5.25% due 1/22-3/12/2007[2]	67,900	67,580
AT&T Inc. 5.25%-5.26% due 1/11-1/18/2007[2]	63,700	63,568
Hewlett-Packard Co. 5.24%-5.26% due 1/9-1/30/2007[2]	58,000	57,839
HSBC Finance Corp. 5.21% due 2/12/2007	49,800	49,492
FCAR Owner Trust I 5.26%-5.27% due 1/10-2/14/2007	43,600	43,441
3M Co. 5.19% due 1/26/2007	41,000	40,846
Pfizer Investment Capital PLC 5.20% due 2/7/2007[2]	40,000	39,780
Caterpillar Financial Services Corp. 5.21%-5.23% due 1/5-1/26/2007	38,500	38,412
Tennessee Valley Authority 5.11% due 3/15/2007	36,700	36,301
NetJets Inc. 5.20% due 1/12/2007[2]	30,000	29,948
Harley-Davidson Funding Corp. 5.20%-5.26% due 1/29-2/20/2007[2]	30,000	29,840
Hershey Co. 5.20% due 1/5-2/16/2007[2]	28,200	28,062
Triple-A One Funding Corp. 5.28% due 1/8/2007[2]	20,184	20,160
Concentrate Manufacturing Co. of Ireland 5.20% due 1/8/2007[2]	17,800	17,779
Becton, Dickinson and Co. 5.21% due 2/5/2007	10,000	9,948
International Bank for Reconstruction and Development 5.19% due 1/22/2007	8,900	8,872
Federal Farm Credit Banks 5.10% due 3/14/2007	7,200	7,121
American Express Credit Corp. 5.27% due 1/17/2007	5,500	5,486

Total short-term securities (cost: $3,489,207,000)		3,489,201

Total investment securities (cost: $21,450,489,000)		26,848,276
Other assets less liabilities		56,578

Net assets		$26,904,854

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1 Security did not produce income during the last 12 months.
2 Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities was $2,245,485,000, which represented 8.35% of the net assets of the fund.

ADR = American Depositary Receipts

Asset Allocation Fund
Investment portfolio

December 31, 2006

Common stocks — 68.92%	Shares	Market value (000)

FINANCIALS — 12.72%
Fannie Mae	2,820,000	$167,480
Freddie Mac	1,450,000	98,455
State Street Corp.	1,200,000	80,928
J.P. Morgan Chase & Co.	1,500,000	72,450
Citigroup Inc.	1,200,000	66,840
Bank of America Corp.	1,250,000	66,737
Société Générale	375,000	63,628
Allied Irish Banks, PLC	1,815,000	53,881
Mellon Financial Corp.	1,200,000	50,580
Marshall & Ilsley Corp.	1,000,000	48,110
HSBC Holdings PLC (ADR)	500,000	45,825
AMP Ltd.	4,925,000	39,237
Commerce Bancorp, Inc.	1,000,000	35,270
Allstate Corp.	540,000	35,159
T. Rowe Price Group, Inc.	600,000	26,262
Energy XXI Acquisition Corp. (Bermuda) Ltd.[1,2]	1,108,618	5,377
		956,219

INFORMATION TECHNOLOGY — 9.74%
Microsoft Corp.	6,700,000	200,062
Hewlett-Packard Co.	1,500,000	61,785
Nokia Corp. (ADR)	3,000,000	60,960
International Business Machines Corp.	600,000	58,290
Cisco Systems, Inc.[2]	2,000,000	54,660
Oracle Corp.[2]	3,000,000	51,420
Intel Corp.	2,500,000	50,625
Applied Materials, Inc.	2,500,000	46,125
Symantec Corp.[2]	2,000,000	41,700
Yahoo! Inc.[2]	1,500,000	38,310
Avnet, Inc.[2]	1,400,000	35,742
CDW Corp.	300,000	21,096
DataPath, Inc.[1,2]	1,193,063	11,334
		732,109

ENERGY — 9.60%
Suncor Energy Inc.	1,960,829	154,546
Schlumberger Ltd.	2,059,800	130,097
Chevron Corp.	1,234,328	90,760
Petro-Canada	2,150,000	88,153
Marathon Oil Corp.	600,000	55,500
Rosetta Resources Inc.[1,2,3]	2,970,000	55,450
Cameco Corp.	1,200,000	48,635
Royal Dutch Shell PLC, Class A (ADR)	600,000	42,474
Arch Coal, Inc.	1,000,000	30,030
CONSOL Energy Inc.	395,000	12,691
Murphy Oil Corp.	200,000	10,170
CNX Gas Corp.[1,2]	125,000	3,187
		721,693

HEALTH CARE — 8.93%
Medtronic, Inc.	2,450,000	131,099
Endo Pharmaceuticals Holdings Inc.[2]	2,500,000	68,950
Cardinal Health, Inc.	1,000,000	64,430
Eli Lilly and Co.	1,200,000	62,520
Roche Holding AG	300,000	53,791
Bristol-Myers Squibb Co.	2,000,000	52,640
Pfizer Inc	2,000,000	51,800
AstraZeneca PLC (ADR)	700,000	37,485
AstraZeneca PLC (Sweden)	106,000	5,691
CIGNA Corp.	300,000	39,471
Abbott Laboratories	750,000	36,533
Amgen Inc.[2]	500,000	34,155
Johnson & Johnson	500,000	33,010
		671,575

CONSUMER DISCRETIONARY — 6.70%
Lowe’s Companies, Inc.	3,810,000	118,681
Johnson Controls, Inc.	800,000	68,736
Target Corp.	1,150,000	65,608
Kohl’s Corp.[2]	900,000	61,587
Carnival Corp., units	1,200,000	58,860
Toyota Motor Corp.	800,000	53,513
Best Buy Co., Inc.	705,350	34,696
Magna International Inc., Class A	320,000	25,776
Harrah’s Entertainment, Inc.	191,100	15,808
		503,265

INDUSTRIALS — 6.50%
Boeing Co.	1,550,000	137,702
General Electric Co.	1,700,000	63,257
Deere & Co.	640,000	60,845
Raytheon Co.	1,040,000	54,912
UAL Corp.[2]	1,002,469	44,109
Mitsubishi Corp.	2,000,000	37,647
AMR Corp.[2]	1,000,000	30,230
Burlington Northern Santa Fe Corp.	400,000	29,524
Grafton Group PLC, units[2]	1,760,000	29,398
DigitalGlobe Inc.[1,2,4]	1,225,858	1,226
Delta Air Lines, Inc.[2]	48,101	63
		488,913

MATERIALS — 5.79%
Newmont Mining Corp.	2,165,000	97,750
BHP Billiton Ltd.	4,615,000	92,100
Sealed Air Corp.	1,000,000	64,920
Alcoa Inc.	2,000,000	60,020
E.I. du Pont de Nemours and Co.	1,000,000	48,710
Rio Tinto PLC	715,000	38,051
Weyerhaeuser Co.	480,000	33,912
		435,463

CONSUMER STAPLES — 5.05%
Altria Group, Inc.	2,300,000	197,386
C&C Group PLC	4,276,205	75,885
PepsiCo, Inc.	600,000	37,530
General Mills, Inc.	600,000	34,560
Walgreen Co.	750,000	34,418
		379,779

TELECOMMUNICATION SERVICES — 1.89%
Telephone and Data Systems, Inc.	575,000	31,240
Telephone and Data Systems, Inc., Special Common Shares	575,000	28,520
Verizon Communications Inc.	1,200,000	44,688
Sprint Nextel Corp., Series 1	2,000,000	37,780
		142,228

UTILITIES — 1.01%
Reliant Energy, Inc.[2]	4,000,000	56,840
KGen Power Corp.[1,2,4]	1,339,516	18,753
		75,593

MISCELLANEOUS — 0.99%
Other common stocks in initial period of acquisition		74,238

Total common stocks (cost: $3,901,410,000)		5,181,075

Preferred stocks — 0.21%

FINANCIALS — 0.21%
MUFG Capital Finance 1 Ltd. 6.346% noncumulative preferred[5]	4,925,000	5,011
Shinsei Finance II (Cayman) Ltd. 7.16% noncumulative preferred[1,5]	3,905,000	3,978
IBJ Preferred Capital Co. LLC, Series A, 8.79% noncumulative preferred[1,5]	2,250,000	2,354
Fuji JGB Investment LLC, Series A, 9.87% noncumulative preferred[1,5]	250,000	265
BNP Paribas 5.186% noncumulative[1,5]	2,500,000	2,404
National Bank of Canada, Series A, 8.35% exchangeable preferred depositary shares	60,000	1,578

Total preferred stocks (cost: $14,987,000)		15,590

Rights & warrants — 0.01%

INDUSTRIALS — 0.01%
Raytheon Co., warrants, expire 2011[2]	35,727	640

TELECOMMUNICATION SERVICES — 0.00%
GT Group Telecom Inc., warrants, expire 2010[1,2,4]	2,250	—

Total rights & warrants (cost: $559,000)		640

	Principal amount	Market value
Bonds & notes — 20.16%	(000)	(000)

MORTGAGE-BACKED OBLIGATIONS[6]— 6.17%
Freddie Mac 6.50% 2016	$1,034	$1,057
Freddie Mac 5.00% 2018	2,608	2,569
Freddie Mac, Series T-041, Class 3-A, 7.50% 2032	1,012	1,048
Freddie Mac 4.789% 2035[5]	8,283	8,168
Freddie Mac 5.00% 2035	3,391	3,274
Freddie Mac 5.77% 2036[5]	5,458	5,452
Freddie Mac 6.00% 2036	70,105	70,620
Freddie Mac, Series 3233, Class PA, 6.00% 2036	6,426	6,519
Fannie Mae 7.00% 2009	31	32
Fannie Mae 4.89% 2012	10,000	9,840
Fannie Mae 4.00% 2015	7,202	6,882
Fannie Mae 5.50% 2017	2,945	2,954
Fannie Mae 5.00% 2018	7,405	7,304
Fannie Mae 6.00% 2021	700	710
Fannie Mae 6.00% 2021	495	502
Fannie Mae 7.00% 2032	630	650
Fannie Mae 5.50% 2033	6,215	6,158
Fannie Mae, Series 2006-43, Class JO, principal only, 0% 2036	977	731
Fannie Mae 5.50% 2036	4,729	4,674
Fannie Mae, Series 2006-49, Class PA, 6.00% 2036	3,628	3,693
Fannie Mae 6.50% 2036	3,787	3,859
Fannie Mae 5.50% 2037	10,000	9,884
Fannie Mae, Series 2001-T10, Class A-1, 7.00% 2041	941	967
Government National Mortgage Assn. 8.50% 2021	75	82
Government National Mortgage Assn. 4.00% 2035[5]	4,802	4,731
Government National Mortgage Assn. 4.00% 2035[5]	1,534	1,508
Government National Mortgage Assn. 4.00% 2035[5]	1,361	1,337
Government National Mortgage Assn. 5.50% 2036	18,124	17,994
Government National Mortgage Assn. 6.00% 2036	14,609	14,784
Government National Mortgage Assn. 6.00% 2036	7,841	7,935
Government National Mortgage Assn. 6.00% 2036	4,975	5,035
CS First Boston Mortgage Securities Corp., Series 2005-7, Class III-A-1, 5.00% 2020	2,111	2,062
CS First Boston Mortgage Securities Corp., Series 2004-AR1, Class II-A-1, 4.661% 2034[5]	1,334	1,321
CS First Boston Mortgage Securities Corp., Series 2001-CKN5, Class A-4, 5.435% 2034	3,250	3,267
CS First Boston Mortgage Securities Corp., Series 2004-5, Class IV-A-1, 6.00% 2034	2,090	2,083
CS First Boston Mortgage Securities Corp., Series 2001-CF2, Class A-3, 6.238% 2034	1,419	1,425
CS First Boston Mortgage Securities Corp., Series 2001-CK1, Class A-3, 6.38% 2035	8,000	8,274
CS First Boston Mortgage Securities Corp., Series 2006-3, Class 1-A-4A, 5.896% 2036	2,000	2,000
CS First Boston Mortgage Securities Corp., Series 2001-CK6, Class A-3, 6.387% 2036	5,000	5,216
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4, Class 4-A-1, 5.961% 2036[5]	5,486	5,499
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4, Class 5-A-1, 5.963% 2036[5]	9,244	9,267
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-2, Class 5-A-1, 6.00% 2036[5]	7,193	7,207
Residential Accredit Loans, Inc., Series 2004-QS6, Class A-1, 5.00% 2019	4,080	3,985
Residential Accredit Loans, Inc., Series 2005-QR1, Class A, 6.00% 2034	8,774	8,793
Residential Accredit Loans, Inc., Series 2006-QA1, Class A-III-1, 6.272% 2036[5]	6,315	6,402
Wells Fargo Mortgage-backed Securities Trust, Series 2003-16, Class II-A-1, 4.50% 2018	3,933	3,772
Wells Fargo Mortgage-backed Securities Trust, Series 2003-3, Class II-A-1, 5.25% 2033	7,569	7,459
Wells Fargo Mortgage-backed Securities Trust, Series 2006-AR15, Class A-1, 5.697% 2036	7,429	7,422
Countrywide Alternative Loan Trust, Series 2005-6CB, Class 2-A-1, 5.00% 2020	6,745	6,588
Countrywide Alternative Loan Trust, Series 2005-46CB, Class A-8, 5.50% 2035	11,737	11,720
Banc of America Commercial Mortgage Inc., Series 2004-5, Class A-3, 4.561% 2041	16,190	15,709
CHL Mortgage Pass-Through Trust, Series 2003-27, Class A-1, 3.688% 2033[5]	757	748
CHL Mortgage Pass-Through Trust, Series 2004-HYB6, Class A-3, 5.129% 2034[5]	4,063	4,054
CHL Mortgage Pass-Through Trust, Series 2005-HYB8, Class 4-A-1, 5.675% 2035[5]	7,999	7,938
CHL Mortgage Pass-Through Trust, Series 2006-HYB5, Class 3-A-1B, 5.961% 2036[5]	898	904
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC12, Class A-3B, 5.333% 2037[5]	12,000	12,058
Washington Mutual Securities Corp., WMALT Series 2005-1, Class 5-A-1, 6.00% 2035	6,984	6,991
Bear Stearns Commercial Mortgage Securities Inc., Series 2005-PWR9, Class A-3, 4.868% 2042	7,000	6,827
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR7, Class A-7, 3.842% 2033[5]	996	973
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR8, Class A, 4.03% 2033[5]	2,063	2,041
WaMu Mortgage Pass-Through Certificates Trust, Series 2004-AR11, Class A, 4.564% 2034[5]	3,605	3,548
Crown Castle Towers LLC, Series 2005-1, Class D, 5.612% 2035[1]	3,800	3,782
Crown Castle Towers LLC, Series 2006-1, Class F, 6.650% 2036[1]	1,800	1,796
Crown Castle Towers LLC, Series 2006-1, Class G, 6.795% 2036[1]	700	698
Salomon Brothers Commercial Mortgage Trust, Series 2000-C3, Class B, 6.758% 2033	1,000	1,048
Salomon Brothers Commercial Mortgage Trust, Series 2001-C1, Class A-3, 6.428% 2035	5,000	5,195
Merrill Lynch Mortgage Trust, Series 2002-MW1, Class A-3, 5.403% 2034	4,000	4,013
Merrill Lynch Mortgage Trust, Series 2005-LC1, Class A-2, 5.202% 2044	2,000	1,996
Commercial Mortgage Trust, Series 2003-LNB1, Class A-2, 4.084% 2038	6,000	5,623
SBA CMBS Trust, Series 2005-1, Class B, 5.565% 2035[1]	4,000	4,030
SBA CMBS Trust, Series 2006-1A, Class F, 6.709% 2036[1]	335	335
SBA CMBS Trust, Series 2006-1A, Class G, 6.904% 2036[1]	335	335
SBA CMBS Trust, Series 2006-1A, Class H, 7.389% 2036[1]	335	335
SBA CMBS Trust, Series 2006-1A, Class J, 7.825% 2036[1]	335	335
Greenwich Capital Commercial Funding Corp., Series 2002-C1, Class A-2, 4.112% 2017	5,207	5,081
Bear Stearns ARM Trust, Series 2004-3, Class II-A, 4.232% 2034[5]	2,768	2,710
Bear Stearns ARM Trust, Series 2003-9, Class III-A-2, 4.97% 2034[5]	2,381	2,349
GE Commercial Mortgage Corp., Series 2005-C4, Class A-3A, 5.333% 2045	5,000	5,036
MASTR Alternative Loan Trust, Series 2004-2, Class 2-A-1, 6.00% 2034	4,664	4,650
IndyMac INDX Mortgage Loan Trust, Series 2006-AR11, Class 6-A-1, 5.924% 2036[5]	4,554	4,575
DLJ Mortgage Acceptance Corp., Series 1998-CF1, Class A-1B, 6.41% 2031	4,130	4,159
Residential Asset Securitization Trust, Series 2005-A8CB, Class A-11, 6.00% 2035	3,946	3,935
Wachovia Bank Commercial Mortgage Trust, Series 2005-C17, Class A-4, 5.083% 2042	4,000	3,931
Tower Ventures, LLC, Series 2006-1, Class A-2, 5.45% 2036[1]	2,000	2,010
Tower Ventures, LLC, Series 2006-1, Class F, 7.036% 2036[1]	1,460	1,486
GE Capital Commercial Mortgage Corp., Series 2002-1, Class A-3, 6.269% 2035	3,338	3,490
Morgan Stanley Capital I, Inc., Series 1998-HF2, Class A-2, 6.48% 2030	2,317	2,346
L.A. Arena Funding, LLC, Series 1, Class A, 7.656% 2026[1]	1,844	2,029
Residential Asset Mortgage Products Trust, Series 2003-RS11, Class A-I-7, 4.828% 2033	2,000	1,948
GSR Mortgage Loan Trust, Series 2004-6F, Class IVA-1, 5.00% 2019	1,970	1,925
Citigroup Commercial Mortgage Trust, Series 2004-C2, Class A-1, 3.787% 2041	1,623	1,591
Banc of America Mortgage Securities Trust, Series 2003-G, Class 2-A-1, 4.088% 2033[5]	1,512	1,494
Chase Commercial Mortgage Securities Corp., Series 2000-1, Class A-2, 7.757% 2032	1,025	1,084
GMAC Commercial Mortgage Securities, Inc., Series 1999-C3, Class C, 7.786% 2036	1,000	1,059
Structured Asset Securities Corp., Series 1998-RF2, Class A, 8.52% 2027[1,5]	545	547
		463,462

U.S. GOVERNMENT & GOVERNMENT AGENCY BONDS & NOTES — 4.59%
U.S. Treasury 3.375% 2008	6,500	6,334
U.S. Treasury 5.625% 2008	5,000	5,046
U.S. Treasury 3.875% 2010	164,000	159,452
U.S. Treasury 5.75% 2010	2,500	2,587
U.S. Treasury 4.25% 2013	21,000	20,478
U.S. Treasury 7.25% 2016	2,000	2,378
U.S. Treasury 9.25% 2016	5,000	6,663
U.S. Treasury 8.875% 2017	20,000	26,762
U.S. Treasury 7.875% 2021	12,000	15,624
U.S. Treasury 5.25% 2029	35,000	36,728
Federal Home Loan Bank 5.125% 2013	30,000	30,186
Federal Home Loan Bank 5.625% 2016	8,625	8,880
Fannie Mae 5.25% 2012	10,000	10,057
Fannie Mae 6.25% 2029	5,375	6,122
Freddie Mac 3.625% 2008	4,750	4,640
Federal Agricultural Mortgage Corp. 4.25% 2008	3,000	2,962
		344,899

CONSUMER DISCRETIONARY — 2.16%
CCO Holdings, LLC and CCO Holdings Capital Corp. 8.75% 2013	6,250	6,523
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 8.375% 2014[1]	2,750	2,884
CCH I, LLC and CCH I Capital Corp. 11.00% 2015	2,240	2,310
General Motors Corp. 7.20% 2011	1,865	1,814
General Motors Corp. 7.125% 2013	5,380	5,084
General Motors Corp. 7.70% 2016	2,875	2,717
Comcast Cable Communications, Inc. 6.875% 2009	4,000	4,140
Comcast Corp. 5.85% 2015	2,000	2,006
Cox Communications, Inc. 7.875% 2009	4,000	4,236
LBI Media, Inc. 10.125% 2012	3,900	4,158
Pulte Homes, Inc. 4.875% 2009	3,000	2,956
Pulte Homes, Inc. 7.875% 2011	1,000	1,084
Fisher Communications, Inc. 8.625% 2014	3,750	3,994
Technical Olympic USA, Inc. 9.00% 2010	585	579
Technical Olympic USA, Inc. 10.375% 2012	3,665	3,317
CanWest Media Inc., Series B, 8.00% 2012	3,687	3,867
American Media Operations, Inc., Series B, 10.25% 2009	2,325	2,258
American Media Operations, Inc. 8.875% 2011	1,715	1,574
Michaels Stores, Inc., Term Loan B, 8.375% 2013[5,6]	979	989
Michaels Stores, Inc. 10.00% 2014[1]	2,475	2,586
AOL Time Warner Inc. 7.625% 2031	3,125	3,501
MGM MIRAGE 6.00% 2009	1,575	1,579
MGM MIRAGE 6.75% 2013	870	855
MGM MIRAGE 6.625% 2015	925	886
William Lyon Homes, Inc. 10.75% 2013	2,500	2,394
William Lyon Homes, Inc. 7.50% 2014	1,000	837
Young Broadcasting Inc. 10.00% 2011	3,367	3,215
Neiman Marcus Group, Inc. 9.00% 2015[7]	2,900	3,179
Seneca Gaming Corp. 7.25% 2012	2,100	2,147
Seneca Gaming Corp. 7.25% 2012	950	971
Cablevision Systems Corp., Series B, 8.00% 2012	3,150	3,111
Wynn Las Vegas, LLC and Wynn Las Vegas Capital Corp. 6.625% 2014	3,100	3,096
Morris Publishing Group, LLC and Morris Publishing Finance Co., Series B, 7.00% 2013	3,250	3,096
Tenneco Automotive Inc. 8.625% 2014	2,990	3,065
Radio One, Inc., Series B, 8.875% 2011	1,935	2,008
Radio One, Inc. 6.375% 2013	950	893
Riddell Bell Holdings Inc. 8.375% 2012	2,925	2,874
Dollarama Group LP and Dollarama Corp. 8.875% 2012	2,650	2,756
K. Hovnanian Enterprises, Inc. 8.875% 2012	1,470	1,499
K. Hovnanian Enterprises, Inc. 7.75% 2013	1,250	1,253
Warner Music Group 7.375% 2014	2,500	2,487
Cinemark USA, Inc. 9.00% 2013	2,325	2,476
Linens ’n Things, Inc. 10.999% 2014[5]	2,500	2,437
Circus and Eldorado Joint Venture and Silver Legacy Resort Casino 10.125% 2012	2,295	2,421
XM Satellite Radio Inc. and XM Satellite Radio Holdings Inc. 9.75% 2014	2,375	2,387
NTL Cable PLC 8.75% 2014	2,250	2,365
Atlantic Broadband Finance, LLC and Atlantic Broadband Finance, Inc. 9.375% 2014	2,300	2,337
Mediacom Broadband LLC and Medicom Broadband Corp. 8.50% 2015[1]	2,250	2,289
Goodyear Tire & Rubber Co. 8.625% 2011[1]	2,175	2,257
WDAC Intermediate Corp. 8.375% 2014[1]	1,675	1,732
WDAC Intermediate Corp. 8.50% 2014	€375	524
Vidéotron Ltée 6.875% 2014	$1,225	1,239
Vidéotron Ltée 6.375% 2015	1,000	983
Burlington Coat Factory Warehouse Corp. 11.125% 2014[1]	2,250	2,205
DaimlerChrysler North America Holding Corp. 7.20% 2009	1,000	1,038
DaimlerChrysler North America Holding Corp. 7.75% 2011	1,000	1,071
Grupo Posadas, SA de CV 8.75% 2011[1]	2,000	2,105
Gray Communications Systems, Inc. 9.25% 2011	2,000	2,098
Gaylord Entertainment Co. 8.00% 2013	2,000	2,085
Sun Media Corp. 7.625% 2013	2,000	2,038
Sealy Mattress Co. 8.25% 2014	1,800	1,890
Dex Media, Inc., Series B, 8.00% 2013	1,750	1,811
Mohegan Tribal Gaming Authority 6.375% 2009	1,280	1,286
Mohegan Tribal Gaming Authority 7.125% 2014	500	509
Education Management LLC and Education Management Finance Corp. 10.25% 2016[1]	1,625	1,727
Meritage Homes Corp. 6.25% 2015	1,725	1,647
Aztar Corp. 7.875% 2014	1,500	1,637
Hanesbrands Inc. 8.734% 2014[1,5]	1,590	1,626
AMC Entertainment Inc. 9.50% 2011	1,080	1,089
AMC Entertainment Inc. 9.875% 2012	500	528
Sally Holdings LLC and Sally Capital Inc. 9.25% 2014[1]	1,475	1,510
WCI Communities, Inc. 9.125% 2012	1,500	1,436
Iesy Repository GmbH 10.125% 2015	€1,000	1,369
News America Inc. 5.30% 2014	$1,165	1,147
Delphi Corp. 6.50% 2013[8]	985	1,074
Boyd Gaming Corp. 7.75% 2012	1,000	1,039
Carmike Cinemas, Inc., Term Loan B, 8.60% 2012[5,6]	473	480
Stoneridge, Inc. 11.50% 2012	2	2
		162,672

FINANCIALS — 1.46%
UniCredito Italiano SpA 5.584% 2017[1,5]	3,500	3,523
HVB Funding Trust I 8.741% 2031[1]	900	1,144
HVB Funding Trust III 9.00% 2031[1]	1,600	2,087
HBOS PLC, Series B, 5.92% (undated)[1,5]	6,500	6,387
Prudential Financial, Inc., Series D, 5.50% 2016	2,000	2,003
Prudential Holdings, LLC, Series C, 8.695% 2023[1,6]	3,000	3,677
International Lease Finance Corp. 4.35% 2008	1,500	1,475
International Lease Finance Corp. 4.50% 2008	2,000	1,974
International Lease Finance Corp. 5.00% 2012	1,500	1,471
Developers Diversified Realty Corp. 3.875% 2009	3,000	2,907
Developers Diversified Realty Corp. 5.50% 2015	2,000	1,973
Washington Mutual, Inc. 5.25% 2017	2,000	1,932
Washington Mutual Preferred Funding I Ltd. 6.534% (undated)[1,5]	2,500	2,480
BOI Capital Funding (No. 2) LP 5.571% (undated)[1,5]	4,500	4,403
Sumitomo Mitsui Banking Corp. 5.625% (undated)[1,5]	1,780	1,743
Sumitomo Mitsui Banking Corp. 6.078% (undated)[1,5]	2,600	2,590
iStar Financial, Inc. 6.05% 2015	4,000	4,029
Residential Capital Corp. 6.375% 2010	1,000	1,012
Residential Capital Corp. 6.00% 2011	3,000	2,997
Lehman Brothers Holdings Inc., Series H, 5.50% 2016	4,000	4,007
Lincoln National Corp. 7.00% 2066[5]	3,515	3,732
AXA SA 6.379% (undated)[1,5]	3,650	3,616
Westfield Capital Corp. Ltd., WT Finance (Australia) Pty Ltd. and WEA Finance LLC 4.375% 2010[1]	3,500	3,379
Liberty Mutual Group Inc. 6.50% 2035[1]	1,335	1,305
Liberty Mutual Group Inc. 7.50% 2036[1]	1,750	1,921
EOP Operating LP 7.75% 2007	1,000	1,021
EOP Operating LP 4.65% 2010	1,000	994
EOP Operating LP 7.25% 2018	1,000	1,197
Skandinaviska Enskilda Banken AB 5.471% (undated)[1,5]	3,100	3,012
Plum Creek Timberlands, LP 5.875% 2015	3,000	2,953
JPMorgan Chase Capital XVIII, Series R, 6.95% 2036	2,560	2,778
ACE Capital Trust II 9.70% 2030	2,000	2,749
E*TRADE Financial Corp. 7.875% 2015	2,560	2,733
CNA Financial Corp. 7.25% 2023	2,425	2,636
PNC Funding Corp., Series I, 6.517% (undated)[1,5]	2,200	2,240
FelCor Lodging LP 8.50% 2011[5]	2,072	2,217
Rouse Co. 6.75% 2013[1]	2,175	2,195
Simon Property Group, LP 5.875% 2017	2,000	2,041
National Westminster Bank PLC 7.75% (undated)[5]	2,000	2,027
Ford Motor Credit Co. 7.375% 2011	2,000	1,982
St. Paul Travelers Companies, Inc. 6.25% 2016	1,800	1,893
Assurant, Inc. 5.625% 2014	1,500	1,498
Hospitality Properties Trust 6.75% 2013	1,000	1,048
Brandywine Operating Partnership, LP 5.75% 2012	1,000	1,008
Federal Realty Investment Trust 6.125% 2007	1,000	1,004
ProLogis 5.625% 2015	1,000	997
Resona Bank, Ltd. 5.85% (undated)[1,5]	1,000	978
Lazard Group LLC 7.125% 2015	880	913
Standard Chartered PLC 6.409% (undated)[1]	100	99
		109,980

INDUSTRIALS — 1.07%
United Air Lines, Inc., Series 2001-1, Class A-2, 6.201% 2010[6]	188	189
United Air Lines, Inc., Series 1995-A1, 9.02% 2012[6,8]	809	462
UAL Corp., Term Loan B, 9.123% 2012[5,6]	3,700	3,728
UAL Corp., Term Loan B, 9.123% 2012[5,6]	530	534
United Air Lines, Inc., Series 2001-1, Class A-3, 6.602% 2015[6]	429	436
United Air Lines, Inc., Series 1996-A2, 7.87% 2019[6,8]	2,081	1,167
Allied Waste North America, Inc. 8.50% 2008	875	924
Allied Waste North America, Inc., Series B, 5.75% 2011	750	729
Allied Waste North America, Inc., Series B, 6.125% 2014	750	716
Allied Waste North America, Inc., Series B, 7.375% 2014	3,890	3,890
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class B, 7.156% 2011[1,6]	4,314	4,462
DRS Technologies, Inc. 6.875% 2013	2,100	2,126
DRS Technologies, Inc. 6.625% 2016	850	861
DRS Technologies, Inc. 7.625% 2018	1,025	1,061
Nielsen Finance LLC and Nielsen Finance Co. 10.00% 2014[1]	2,250	2,450
Nielsen Finance LLC and Nielsen Finance Co. 0%/12.50% 2016[1,9]	1,800	1,249
THL Buildco, Inc. 8.50% 2014	3,730	3,674
Northwest Airlines, Inc., Term Loan B, 8.866% 2013[5,6]	1,130	1,138
Northwest Airlines, Inc., Term Loan A, 7.116% 2018[5,6]	2,350	2,350
DynCorp International and DIV Capital Corp., Series A, 9.50% 2013	3,028	3,225
Goodman Global Holdings, Inc., Series B, 7.875% 2012	3,210	3,170
TFM, SA de CV 9.375% 2012	2,500	2,681
TFM, SA de CV 12.50% 2012	435	472
K&F Industries, Inc. 7.75% 2014	2,975	3,079
Raytheon Co. 4.85% 2011	3,000	2,954
Argo-Tech Corp. 9.25% 2011	2,285	2,479
CCMG Acquisition Corp. 10.50% 2016[1]	2,125	2,348
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 2019[6]	743	767
Continental Airlines, Inc., Series 2003-ERJ3, Class A, 7.875% 2020[6]	404	412
Continental Airlines, Inc., Series 2000-1, Class B, 8.388% 2022[6]	1,112	1,157
American Airlines, Inc., Series 2001-2, Class A-2, 7.858% 2013[6]	1,490	1,629
American Airlines, Inc., Series 2001-1, Class B, 7.377% 2019[6]	706	691
Williams Scotsman, Inc. 8.50% 2015	2,200	2,307
Horizon Lines, LLC and Horizon Lines Holding Corp. 9.00% 2012	2,167	2,286
Waste Management, Inc. 6.875% 2009	2,000	2,069
General Electric Capital Corp., Series A, 5.00% 2007	2,000	1,998
USG Corp. 6.30% 2016[1]	2,000	1,986
Standard Aero Holdings, Inc. 8.25% 2014	1,950	1,979
UCAR Finance Inc. 10.25% 2012	1,850	1,959
United Rentals (North America), Inc., Series B, 6.50% 2012	1,750	1,737
Accuride Corp. 8.50% 2015	1,740	1,683
Ashtead Group PLC 8.625% 2015[1]	550	575
Ashtead Capital, Inc. 9.00% 2016[1]	900	967
RSC Equipment Rental, Second Lien Term Loan B, 8.87% 2013[5,6]	1,125	1,136
Mobile Storage Group, Inc. 9.75% 2014[1]	1,025	1,076
General Dynamics Corp. 4.50% 2010	1,000	980
ACIH, Inc. 0%/11.50% 2012[1,9]	1,060	737
		80,685

TELECOMMUNICATION SERVICES — 0.83%
American Tower Corp. 7.125% 2012	7,840	8,095
American Tower Corp. 7.50% 2012	250	260
Dobson Cellular Systems, Inc. 8.375% 2011[1]	1,500	1,588
American Cellular Corp., Series B, 10.00% 2011	2,250	2,391
Dobson Cellular Systems, Inc. 9.875% 2012	1,250	1,369
Dobson Communications Corp. 8.875% 2013	1,750	1,792
Centennial Communications Corp. and Centennial Cellular Operating Co. LLC 10.125% 2013	1,475	1,597
Centennial Communications Corp. 11.122% 2013[5]	1,000	1,062
Centennial Communications Corp., Centennial Cellular Operating Co. LLC and
Centennial Puerto Rico Operations Corp. 8.125% 2014[5]	3,600	3,712
Windstream Corp. 8.125% 2013[1]	4,325	4,703
Valor Telecommunications Enterprises, LLC and Valor Telecommunications Enterprises Finance Corp. 7.75% 2015	1,290	1,395
Triton PCS, Inc. 8.50% 2013	5,800	5,582
Intelsat (Bermuda), Ltd. 8.25% 2013	2,880	2,938
Intelsat PanAmSat Opco 9.00% 2016[1]	1,750	1,862
Qwest Capital Funding, Inc. 7.25% 2011	2,550	2,617
Qwest Communications International Inc., Series B, 7.50% 2014	1,500	1,552
Cricket Communications, Inc. 9.375% 2014[1]	3,125	3,312
Nextel Communications, Inc., Series E, 6.875% 2013	3,250	3,287
SBC Communications Inc. 4.125% 2009	2,250	2,187
SBC Communications Inc. 5.10% 2014	1,125	1,094
BellSouth Corp. 4.20% 2009	3,000	2,918
Rural Cellular Corp. 9.75% 2010	1,500	1,549
Rural Cellular Corp. 11.121% 2012[5]	1,300	1,362
Millicom International Cellular SA 10.00% 2013	2,010	2,201
Hawaiian Telcom Communications, Inc. 9.75% 2013	1,720	1,733
Hawaiian Telcom Communications, Inc. 10.889% 2013[5]	175	176
		62,334

MATERIALS — 0.69%
JSG Funding PLC 9.625% 2012	1,565	1,667
JSG Holdings PLC 11.50% 2015[7]	€3,285	4,406
C10 Capital (SPV) Ltd. 6.722% (undated)[1,5]	$5,585	5,596
Building Materials Corp. of America, Series B, 8.00% 2007	250	255
Building Materials Corp. of America 8.00% 2008	420	440
Building Materials Corp. of America 7.75% 2014	2,950	2,684
Boise Cascade, LLC and Boise Cascade Finance Corp. 7.125% 2014	3,005	2,922
Covalence Specialty Materials Corp. 10.25% 2016[1]	3,175	2,921
Plastipak Holdings, Inc. 8.50% 2015[1]	2,750	2,874
Owens-Illinois, Inc. 7.35% 2008	750	758
Owens-Brockway Glass Container Inc. 7.75% 2011	2,000	2,065
Georgia Gulf Corp. 9.50% 2014[1]	2,025	1,984
Georgia Gulf Corp. 10.75% 2016[1]	850	820
Jefferson Smurfit Corp. (U.S.) 8.25% 2012	910	892
Stone Container Corp. 8.375% 2012	500	492
Jefferson Smurfit Corp. (U.S.) 7.50% 2013	1,450	1,370
Momentive Performance Materials Inc. 9.75% 2014[1]	2,500	2,512
Ainsworth Lumber Co. Ltd. 7.25% 2012	2,100	1,664
Ainsworth Lumber Co. Ltd. 6.75% 2014	875	669
Associated Materials Inc. 9.75% 2012	1,020	1,056
AMH Holdings, Inc. 0%/11.25% 2014[9]	1,860	1,265
Nalco Co. 7.75% 2011	1,190	1,223
Nalco Co. 8.875% 2013	1,000	1,064
Equistar Chemicals, LP 10.125% 2008	2,100	2,242
Stora Enso Oyj 7.25% 2036[1]	2,000	2,103
FMG Finance Pty Ltd. 10.625% 2016[1]	1,750	1,886
Graphic Packaging International, Inc. 8.50% 2011	1,250	1,300
Rockwood Specialties Group, Inc. 7.50% 2014	1,165	1,180
Scotia Pacific Co. LLC, Series B, Class A-2, 7.11% 2028[6]	1,560	1,171
		51,481

ASSET-BACKED OBLIGATIONS[6]— 0.65%
Advanta Business Card Master Trust, Series 2005-A2, Class A-2, 5.48% 2013[5]	9,860	9,852
Rental Car Finance Corp., Series 2005-1, Class A-2, XLCA insured, 4.59% 2011[1]	6,860	6,722
Ameriquest Mortgage Securities Inc., Series 2003-12, Class M-1, 6.10% 2034[5]	5,000	5,046
GE SeaCo Finance SRL, Series 2004-1, Class A, AMBAC insured, 5.65% 2019[1,5]	3,667	3,668
First Investors Auto Owner Trust, Series 2003-A, Class A, MBIA insured, 2.58% 2011[1]	505	496
First Investors Auto Owner Trust, Series 2005-A, Class A-2, MBIA insured, 4.23% 2012[1]	2,716	2,686
Residential Asset Securities Corp. Trust, Series 2004-KS12, Class A-1-2, 5.58% 2035[5]	3,116	3,117
MBNA Credit Card Master Note Trust, Series 2002-1, Class B, 5.15% 2009	3,000	2,999
PG&E Energy Recovery Funding LLC, Series 2005-1, Class A-2, 3.87% 2011	2,516	2,475
CPS Auto Receivables Trust, Series 2003-A, Class A-2, XLCA insured, 2.89% 2009[1]	323	318
CPS Auto Receivables Trust, Series 2004-B, Class A-2, XLCA insured, 3.56% 2011[1]	1,457	1,432
CPS Auto Receivables Trust, Series 2006-A, Class 1-A-4, FSA insured, 5.33% 2012[1]	700	703
GMAC Mortgage Loan Trust, Series 2006-HE3, Class A-5, FGIC insured, 5.809% 2036[5]	2,000	2,015
Origen Manufactured Housing Contract Trust, Series 2004-B, Class A-4, 5.46% 2035	1,800	1,727
Drive Auto Receivables Trust, Series 2006-2, Class A-3, MBIA insured, 5.33% 2014[1]	1,500	1,509
AmeriCredit Automobile Receivables Trust, Series 2003-C-F, Class A-4, FSA insured, 3.48% 2010	1,418	1,409
Consumer Credit Reference Index Securities Program Trust, Series 2002-2A, Class FX, 10.421% 2007[1]	1,000	1,008
MASTR Asset-backed Securities Trust, Series 2006-AB1, Class A-4, 5.719% 2036	750	742
Impac CMB Grantor Trust, Series 2004-6, Class 1-A-1, 5.75% 2034[5]	670	673
Vanderbilt Mortgage and Finance, Inc., Series 1999-B, Class I-B-1, 8.395% 2016	189	189
NPF XII, Inc., Series 2001-3, Class A, 5.52% 2007[1,8]	5,000	137
		48,923

ENERGY — 0.56%
Northwest Pipeline Corp. 8.125% 2010	1,850	1,936
Transcontinental Gas Pipe Line Corp., Series B, 7.00% 2011	250	258
Transcontinental Gas Pipe Line Corp. 6.40% 2016	175	178
Williams Partners LP 7.25% 2017[1]	675	692
Transcontinental Gas Pipe Line Corp. 7.25% 2026	1,575	1,632
Williams Companies, Inc. 8.75% 2032	2,585	2,934
Newfield Exploration Co. 6.625% 2014	1,225	1,231
Newfield Exploration Co. 6.625% 2016	3,925	3,925
Energy Transfer Partners, LP 5.95% 2015	2,500	2,518
Energy Transfer Partners, LP 6.125% 2017	2,500	2,540
Ras Laffan Liquefied Natural Gas III 5.838% 2027[1,6]	5,000	4,817
Pogo Producing Co. 7.875% 2013	2,075	2,117
Pogo Producing Co. 6.625% 2015	150	144
Pogo Producing Co. 6.875% 2017	1,750	1,680
Drummond Co., Inc. 7.375% 2016[1]	3,600	3,546
El Paso Corp. 6.375% 2009	625	634
El Paso Corp. 7.75% 2010	525	558
El Paso Energy Corp. 7.375% 2012	1,245	1,317
El Paso Corp. 7.875% 2012	625	673
Enterprise Products Operating LP 6.875% 2033	2,600	2,723
Encore Acquisition Co. 6.00% 2015	2,000	1,835
American Commercial Lines LLC and ACL Finance Corp. 9.50% 2015	1,346	1,502
International Coal Group, Inc. 10.25% 2014	1,250	1,256
Ultrapetrol (Bahamas) Ltd., First Preferred Ship Mortgage Notes, 9.00% 2014	1,050	1,025
Teekay Shipping Corp. 8.875% 2011	625	674
		42,345

UTILITIES — 0.55%
Edison Mission Energy 7.73% 2009	6,750	7,020
Edison Mission Energy 7.50% 2013	3,725	3,911
Midwest Generation, LLC, Series B, 8.56% 2016[6]	3,214	3,545
NRG Energy, Inc. 7.25% 2014	2,250	2,273
NRG Energy, Inc. 7.375% 2016	2,125	2,141
Exelon Corp. 4.45% 2010	1,500	1,452
Exelon Generation Co., LLC 6.95% 2011	1,680	1,772
Commonwealth Edison Co., First Mortgage Bonds, Series 103, 5.90% 2036	375	366
MidAmerican Energy Holdings Co. 6.125% 2036	3,000	3,034
Sierra Pacific Power Co., General and Refunding Mortgage Notes, Series H, 6.25% 2012	1,125	1,148
Nevada Power Co., General and Refunding Mortgage Notes, Series G, 9.00% 2013	1,089	1,182
Sierra Pacific Resources 8.625% 2014	550	593
Abu Dhabi National Energy Co. PJSC (TAQA) 5.875% 2016[1]	2,500	2,522
AES Corp. 9.375% 2010	112	122
AES Corp. 8.75% 2013[1]	2,200	2,368
Tri-State Generation and Transmission Assn. Inc., Pass Through Trust, Series 2003-A, 6.04% 2018[1,6]	1,500	1,516
Scottish Power PLC 5.375% 2015	1,500	1,483
Pacific Gas and Electric Co., First Mortgage Bonds, 3.60% 2009	1,500	1,450
Appalachian Power Co., Series M, 5.55% 2011	1,375	1,378
Electricidad de Caracas Finance BV 10.25% 2014[1]	1,280	1,334
PSEG Energy Holdings Inc. 8.625% 2008	725	747
		41,357

INFORMATION TECHNOLOGY — 0.50%
Electronic Data Systems Corp., Series B, 6.50% 2013[5]	5,105	5,146
Electronic Data Systems Corp. 7.45% 2029	1,885	2,068
Sanmina-SCI Corp. 8.125% 2016	5,500	5,349
Hughes Communications, Inc. 9.50% 2014	4,550	4,772
SunGard Data Systems Inc. 9.125% 2013	3,380	3,566
NXP BV and NXP Funding LLC 7.875% 2014[1]	1,650	1,714
NXP BV and NXP Funding LLC 9.50% 2015[1]	1,650	1,699
Serena Software, Inc. 10.375% 2016	2,730	2,911
Sensata Technologies BV 8.25% 2014[1,5]	3,010	2,905
Celestica Inc. 7.875% 2011	1,655	1,647
Celestica Inc. 7.625% 2013	1,145	1,122
Iron Mountain Inc. 7.75% 2015	1,590	1,630
Iron Mountain Inc. 6.625% 2016	980	946
Cisco Systems, Inc. 5.25% 2011	2,375	2,383
		37,858

HEALTH CARE — 0.47%
Cardinal Health, Inc. 5.80% 2016[1]	4,250	4,248
Cardinal Health, Inc. 5.85% 2017	3,000	2,989
Tenet Healthcare Corp. 6.375% 2011	3,725	3,427
Tenet Healthcare Corp. 7.375% 2013	2,090	1,931
Tenet Healthcare Corp. 9.25% 2015	725	729
HCA Inc., Term Loan B, 8.114% 2013[5,6]	2,650	2,690
HCA Inc. 9.125% 2014[1]	500	536
HCA Inc. 9.25% 2016[1]	875	939
HCA Inc. 9.625% 2016[1,7]	875	943
HealthSouth Corp. 10.75% 2016[1]	3,775	4,082
Concentra Operating Corp. 9.50% 2010	2,750	2,901
Warner Chilcott Corp. 8.75% 2015	2,496	2,571
Team Finance LLC and Health Finance Corp. 11.25% 2013	2,300	2,392
AMR HoldCo, Inc. and EmCare HoldCo, Inc. 10.00% 2015	2,040	2,218
Select Medical Corp. 7.625% 2015	1,650	1,378
Accellent Inc. 10.50% 2013	1,190	1,240
		35,214

CONSUMER STAPLES — 0.31%
Petro Stopping Centers, LP and Petro Financial Corp. 9.00% 2012	4,670	4,857
SUPERVALU INC., Term Loan B, 7.10% 2012[5,6]	746	750
Albertson’s, Inc. 8.00% 2031	2,500	2,548
Stater Bros. Holdings Inc. 8.125% 2012	3,200	3,264
Vitamin Shoppe 12.874% 2012[5]	2,380	2,499
Rite Aid Corp. 6.125% 2008[1]	2,125	2,106
Dole Food Co., Inc. 7.25% 2010	1,000	958
Dole Food Co., Inc. 8.875% 2011	1,160	1,148
Elizabeth Arden, Inc. 7.75% 2014	1,680	1,701
Tyson Foods, Inc. 6.85% 2016[5]	1,600	1,651
Playtex Products, Inc. 8.00% 2011	1,500	1,575
		23,057

NON-U.S. GOVERNMENT BONDS & NOTES — 0.15%
Indonesia (Republic of) 11.00% 2020	IDR 8,750,000	1,000
Indonesia (Republic of) 12.80% 2021	10,405,000	1,366
Indonesia (Republic of) 12.90% 2022	2,241,000	296
Egypt (Arab Republic of) Treasury Bill 0% 2007	EGP16,250	2,618
Argentina (Republic of) 0% 2035	$19,550	2,610
United Mexican States Government, Series M20, 10.00% 2024	MXP22,500	2,587
Colombia (Republic of) Global 12.00% 2015	COP1,990,000	1,058
		11,535

Total bonds & notes (cost: $1,510,992,000)		1,515,802

Short-term securities — 10.37%

Variable Funding Capital Corp. 5.23%-5.235% due 1/5-1/18/2007[1]	80,900	80,761
Procter & Gamble International Funding S.C.A. 5.22%-5.26% due 1/2-2/13/2007[1]	70,000	69,832
NetJets Inc. 5.19%-5.23% due 1/17-2/23/2007[1]	70,000	69,647
International Lease Finance Corp. 5.22%-5.225% due 2/1-2/12/2007	70,000	69,627
CAFCO, LLC 5.25%-5.30% due 1/2-1/29/2007[1]	40,600	40,510
Ciesco LLC 5.26% due 2/7/2007[1]	14,000	13,922
Johnson & Johnson 5.18%-5.20% due 1/18-1/19/2007[1]	50,000	49,868
3M Co. 5.19% due 1/31/2007	50,000	49,776
Caterpillar Financial Services Corp. 5.22% due 3/19/2007	50,000	49,445
Hershey Co. 5.19%-5.20% due 1/12-1/23/2007[1]	45,700	45,604
IBM Capital Inc. 5.19% due 3/7/2007[1]	35,000	34,672
Clipper Receivables Co., LLC 5.23%-5.29% due 1/8/2007[1]	30,500	30,464
Harvard University 5.21% due 1/4/2007	29,700	29,683
Bank of America Corp. 5.23% due 2/28/2007	20,000	19,833
Bank of America Corp. 5.25% due 2/22/2007[10]	6,500	6,453
Jupiter Securitization Co., LLC 5.26%-5.29% due 1/17/2007[1]	25,000	24,938
Triple-A One Funding Corp. 5.26% due 1/19/2007[1]	25,000	24,931
Harley-Davidson Funding Corp. 5.21% due 2/16/2007[1,10]	14,200	14,107
Harley-Davidson Funding Corp. 5.20% due 1/16/2007[1]	10,000	9,977
CIT Group, Inc. 5.25% due 2/21/2007[1]	20,000	19,857
Abbott Laboratories 5.20%-5.23% due 1/9-2/6/2007[1]	11,200	11,157
Emerson Electric Co. 5.24% due 1/22/2007[1]	7,900	7,875
Federal Home Loan Bank 5.175% due 2/28/2007	6,500	6,442

Total short-term securities (cost: $779,313,000)		779,381

Total investment securities (cost: $6,207,261,000)		7,492,488
Other assets less liabilities		24,978

Net assets		$7,517,466

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
1Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities was $840,525,000, which represented 11.18% of the net assets of the fund.
2Security did not produce income during the last 12 months.
3Represents an affiliated company as defined under the Investment Company Act of 1940.
4Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,” was $19,979,000.
5Coupon rate may change periodically.
6Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
7Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
8Scheduled interest and/or principal payment was not received.
9Step bond; coupon rate will increase at a later date.
10This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

ADR = American Depositary Receipts

Bond Fund
Investment portfolio

December 31, 2006

Bonds & notes — 80.40%	Principal amount (000)	Market value (000)

U.S. GOVERNMENT & GOVERNMENT AGENCY BONDS & NOTES — 14.19%
U.S. Treasury 3.25% 2007	$7,000	$6,924
U.S. Treasury 3.625% 2007	46,065	45,759
U.S. Treasury 6.25% 2007	48,525	48,597
U.S. Treasury 4.375% 2008	30,000	29,803
U.S. Treasury 3.875% 2009	7,500	7,352
U.S. Treasury 6.00% 2009	7,315	7,536
U.S. Treasury 4.50% 2011	28,400	28,152
U.S. Treasury 4.875% 2011	22,355	22,514
U.S. Treasury 5.00% 2011	2,000	2,025
U.S. Treasury 4.875% 2012	7,380	7,449
U.S. Treasury 10.375% 2012	1,000	1,045
U.S. Treasury 4.25% 2013	126,875	123,723
U.S. Treasury 4.00% 2014	12,150	11,634
U.S. Treasury 4.50% 2016	37,603	37,016
U.S. Treasury 4.50% 2036	18,505	17,606
Fannie Mae 4.25% 2007	18,130	18,034
Fannie Mae 4.75% 2007	7,355	7,331
Fannie Mae 5.25% 2007	12,750	12,748
Fannie Mae 1.75% 2008	¥640,000	5,450
Fannie Mae 5.25% 2012	$16,000	16,092
Freddie Mac 4.00% 2007	30,670	30,428
Federal Home Loan Bank 4.625% 2007	16,600	16,541
Federal Home Loan Bank 5.625% 2016	2,000	2,059
United States Agency for International Development, Republic of Egypt 4.45% 2015	5,000	4,840
Small Business Administration, Series 2001-20J, 5.76% 2021[1]	500	510
		511,168

FINANCIALS — 14.11%
Residential Capital Corp. 6.474% 2009[2]	2,700	2,729
Residential Capital Corp. 6.375% 2010	13,000	13,161
Residential Capital Corp. 6.00% 2011	2,000	1,998
General Motors Acceptance Corp. 7.25% 2011	3,880	4,039
General Motors Acceptance Corp. 6.875% 2012	7,000	7,196
General Motors Acceptance Corp. 7.00% 2012	2,200	2,272
Residential Capital Corp. 6.50% 2013	3,000	3,044
General Motors Acceptance Corp. 7.569% 2014[2]	5,000	5,238
Ford Motor Credit Co. 4.875% 2007	€1,350	1,781
Ford Motor Credit Co. 7.875% 2010	$2,425	2,447
Ford Motor Credit Co. 9.75% 2010[3]	22,325	23,768
Ford Motor Credit Co. 8.11% 2012[2]	6,670	6,618
AIG SunAmerica Global Financing XII 5.30% 2007[3]	4,000	3,999
AIG SunAmerica Global Financing VII 5.85% 2008[3]	1,000	1,008
American General Finance Corp., Series J, 5.653% 2011[2]	5,000	5,022
International Lease Finance Corp., Series R, 5.40% 2012	2,500	2,505
International Lease Finance Corp., Series R, 5.625% 2013	6,875	6,935
American General Finance Corp., Series I 5.85% 2013	2,500	2,551
American International Group, Inc. 6.25% 2036	2,000	2,132
ILFC E-Capital Trust II 6.25% 2065[2,3]	7,575	7,708
Washington Mutual, Inc. 5.665% 2012[2]	6,850	6,872
Providian Financial Corp., Series A, 9.525% 2027[3]	750	787
Washington Mutual Preferred Funding I Ltd. 6.534% (undated)[2,3]	10,000	9,920
Washington Mutual Preferred Funding II Ltd. 6.665% (undated)[2,3]	11,800	11,913
Sumitomo Mitsui Banking Corp. 4.375% 2014[2]	€1,645	2,170
Sumitomo Mitsui Banking Corp. 5.625% (undated)[2,3]	$10,770	10,546
Sumitomo Mitsui Banking Corp. 6.078% (undated)[2,3]	13,250	13,196
J.P. Morgan Chase & Co. 4.875% 2014	770	748
J.P. Morgan Chase & Co. 4.75% 2015	3,000	2,887
J.P. Morgan Chase & Co. 4.891% 2015	5,300	5,198
Chase Capital II, Global Floating Rate Capital Securities, Series B, 5.871% 2027[2]	5,000	4,805
J.P. Morgan Chase Capital XX, Series T, 6.55% 2036	3,750	3,885
J.P. Morgan Chase Capital XVIII, Series R, 6.95% 2036	1,000	1,085
Bayerische Hypo- und Vereinsbank AG 6.00% 2014	€2,745	3,958
UniCredito Italiano SpA 5.584% 2017[2,3]	$9,480	9,543
HVB Funding Trust I 8.741% 2031[3]	1,245	1,583
HVB Funding Trust III 9.00% 2031[3]	2,500	3,261
Santander Issuances, SA Unipersonal 5.805% 2016[2,3]	7,300	7,370
Santander Perpetual, SA 4.375% (undated)	€2,065	2,664
Abbey National PLC 6.70% (undated)[2]	$5,600	5,689
CIT Group Inc. 3.65% 2007	1,085	1,070
CIT Group Inc. 6.875% 2009	2,500	2,602
CIT Group Inc. 5.656% 2011[2]	5,000	5,011
CIT Group Inc. 7.75% 2012	750	828
CIT Group Inc. 5.40% 2013	4,000	3,975
CNA Financial Corp. 6.60% 2008	1,736	1,774
CNA Financial Corp. 5.85% 2014	625	629
CNA Financial Corp. 6.50% 2016	5,540	5,789
CNA Financial Corp. 7.25% 2023	3,000	3,261
PNC Funding Corp., Series I, 6.517% (undated)[2,3]	10,600	10,795
HBOS PLC 5.375% (undated)[2,3]	2,750	2,712
HBOS PLC, Series B, 5.92% (undated)[2,3]	7,200	7,075
Bank of Scotland 7.00% (undated)[2,3]	480	485
Rouse Co. 3.625% 2009	1,140	1,085
Rouse Co. 7.20% 2012	3,860	3,968
Rouse Co. 6.75% 2013[3]	4,500	4,542
Capital One Financial Corp. 4.738% 2007	3,000	2,992
Capital One Financial Corp. 8.75% 2007	800	802
Capital One Financial Corp. 6.15% 2016	5,000	5,180
Capital One Capital I 6.921% 2027[2,3]	250	252
Host Marriott, LP, Series M, 7.00% 2012	4,050	4,131
Host Marriott, LP, Series K, 7.125% 2013	1,500	1,541
Host Hotels & Resorts LP 6.875% 2014[3]	3,000	3,053
Standard Chartered PLC 6.409% (undated)[3]	8,400	8,349
Resona Bank, Ltd. 3.75% 2015[2]	€1,015	1,312
Resona Bank, Ltd. 4.125% (undated)[2]	970	1,237
Resona Bank, Ltd. 5.85% (undated)[2,3]	$5,465	5,346
Mizuho Capital Investment (EUR) 1 Ltd. 5.02% (undated)[2]	€800	1,051
Mizuho Capital Investment (USD) 1 Ltd. and Mizuho Capital Investment (EUR) 1 Ltd. 6.686%
noncumulative preferred (undated)[3]	$6,560	6,630
Lazard Group LLC 7.125% 2015	6,840	7,096
WT Finance (Australia) Pty Ltd., Westfield Europe Finance PLC, and WEA Finance LLC 3.625% 2012	€1,595	2,013
Westfield Group 5.40% 2012[3]	$5,000	4,987
Realogy Corp. 6.15% 2011[3]	4,750	4,859
Realogy Corp. 6.50% 2016[3]	1,500	1,539
iStar Financial, Inc. 7.00% 2008	950	966
iStar Financial, Inc. 5.375% 2010	3,500	3,474
iStar Financial, Inc. 6.00% 2010	750	760
iStar Financial, Inc., Series B, 5.125% 2011	1,000	980
Citigroup Inc. 4.25% 2009	3,000	2,938
Citigroup Inc. 4.125% 2010	3,000	2,912
Royal Bank of Scotland Group PLC 5.512% noncumulative trust preferred (undated)[2]	5,000	4,950
National Westminster Bank PLC 7.75% (undated)[2]	250	253
ZFS Finance (USA) Trust II 6.45% 2065[2,3]	5,000	5,109
Lloyds TSB Group PLC 6.267% (undated)[2,3]	5,000	5,009
Nationwide Life Insurance Co. 5.35% 2007[3]	1,000	1,000
North Front Pass Through Trust 5.81% 2024[2,3]	3,125	3,081
Nationwide Mutual Insurance Co. 7.875% 2033[3]	750	892
Lincoln National Corp. 7.00% 2066[2]	4,650	4,937
Berkshire Hathaway Finance Corp. 4.125% 2010	5,000	4,863
AXA SA 6.379% (undated)[2,3]	4,750	4,705
World Savings Bank, FSB, Bank Notes, Series 2008-FXR, 4.125% 2008	4,750	4,668
New York Life Global Funding 3.875% 2009[3]	2,250	2,191
New York Life Global Funding 4.625% 2010[3]	2,500	2,453
XL Capital Ltd. 5.25% 2014	2,130	2,091
Twin Reefs Asset Trust (XLFA), Series B, 6.35% (undated)[2,3]	2,500	2,505
Downey Financial Corp. 6.50% 2014	4,500	4,517
ProLogis 5.50% 2012	2,500	2,498
ProLogis 5.50% 2013	2,000	1,996
Household Finance Corp. 4.125% 2009	2,000	1,946
HSBC Finance Corp. 4.625% 2010	1,500	1,469
Household Finance Corp. 6.375% 2011	1,000	1,047
American Express Co. 6.80% 2066[2]	4,000	4,273
Metropolitan Life Global Funding I 2.60% 2008[3]	4,450	4,261
Development Bank of Singapore Ltd. 7.875% 2009[3]	4,000	4,252
PRICOA Global Funding I 4.20% 2010[3]	2,750	2,660
Prudential Holdings, LLC, Series C, 8.695% 2023[1,3]	1,250	1,532
Simon Property Group, LP 4.875% 2010	1,000	988
Simon Property Group, LP 5.375% 2011	2,500	2,503
E*TRADE Financial Corp. 8.00% 2011	250	263
E*TRADE Financial Corp. 7.375% 2013	1,900	1,986
E*TRADE Financial Corp. 7.875% 2015	1,050	1,121
ERP Operating LP 4.75% 2009	1,000	984
ERP Operating LP 6.625% 2012	2,000	2,111
SocGen Real Estate Co. LLC, Series A, 7.64% (undated)[2,3]	3,000	3,047
Assured Guaranty US Holdings Inc., Series A, 6.40% 2066[2]	3,000	3,008
US Bank National Assn. 4.40% 2008	3,000	2,962
Bank of America Corp. 4.375% 2010	3,000	2,918
Hospitality Properties Trust 6.75% 2013	1,500	1,572
Hospitality Properties Trust 6.30% 2016	1,300	1,333
Kimco Realty Corp. 6.00% 2012	500	515
Kimco Realty Corp., Series C, 4.82% 2014	2,500	2,388
Kazkommerts International BV 7.00% 2009[3]	500	509
Kazkommerts International BV 7.875% 2014[3]	800	835
Kazkommerts International BV 8.00% 2015[3]	1,250	1,306
United Dominion Realty Trust, Inc., Series E, 4.50% 2008	500	491
United Dominion Realty Trust, Inc. 6.50% 2009	1,000	1,029
United Dominion Realty Trust, Inc. 5.00% 2012	1,000	974
American Honda Finance Corp. 5.125% 2010[3]	2,500	2,490
Banco Mercantil del Norte 6.135% 2016[3]	1,550	1,558
Banco Mercantil del Norte 6.862% 2021[3]	900	914
Countrywide Home Loans, Inc., Series M, 4.125% 2009[1]	2,500	2,429
EOP Operating LP 8.10% 2010	500	551
EOP Operating LP 6.75% 2012	750	811
EOP Operating LP 4.75% 2014	1,000	992
ACE INA Holdings Inc. 5.875% 2014	1,080	1,102
ACE INA Holdings Inc. 6.70% 2036	1,155	1,247
Liberty Mutual Group Inc. 7.50% 2036[3]	2,100	2,305
Financial Security Assurance Holdings Ltd. 6.40% 2066[2,3]	2,250	2,268
Genworth Financial, Inc. 6.15% 2066[2]	2,250	2,251
Protective Life Insurance Co., Series 2005-C, 4.85% 2010	2,250	2,226
Shinsei Bank, Ltd. 3.75% 2016[2]	€1,030	1,320
Shinsei Bank, Ltd. 3.75% 2016[2]	675	865
Rodamco Europe Finance BV 3.75% 2012	1,600	2,034
USA Education, Inc. 5.625% 2007	$2,000	2,001
Allstate Financial Global Funding LLC 5.25% 2007[3]	750	750
Allstate Financial Global Funding LLC 4.25% 2008[3]	1,250	1,230
Plum Creek Timberlands, LP 5.875% 2015	2,000	1,969
Developers Diversified Realty Corp. 3.875% 2009	1,000	969
Developers Diversified Realty Corp. 4.625% 2010	1,000	974
John Hancock Global Funding II, Series 2004-A, 3.50% 2009[3]	2,000	1,930
Zions Bancorporation 5.50% 2015	740	729
Zions Bancorporation 6.00% 2015	1,000	1,020
ORIX Corp. 5.48% 2011	1,700	1,699
UnumProvident Finance Co. PLC 6.85% 2015[3]	1,500	1,562
Banco Santander-Chile 5.375% 2014[3]	1,500	1,480
City National Corp. 5.125% 2013	1,500	1,471
TuranAlem Finance BV 7.75% 2013[3]	1,000	1,021
TuranAlem Finance BV 8.50% 2015[3]	375	390
First Industrial, LP 6.875% 2012	1,250	1,311
Chevy Chase Bank, FSB 6.875% 2013	1,000	1,005
Chohung Bank 4.50% 2014[2]	1,030	1,000
Assurant, Inc. 5.625% 2014	1,000	999
ING Security Life Institutional Funding 2.70% 2007[3]	1,000	996
Monumental Global Funding II, Series 2002-A, 5.20% 2007[3]	750	750
BCI U.S. Funding Trust I 8.01% noncumulative preferred (undated)[2,3]	500	517
Advanta Capital Trust I, Series B, 8.99% 2026	500	513
Comerica, Inc., Imperial Capital Trust I, Imperial Bancorp, Series B, 9.98% 2026	350	374
BankUnited Capital Trust, BankUnited Financial Corp. 10.25% 2026[4]	250	263
		508,519

CONSUMER DISCRETIONARY — 10.12%
General Motors Corp. 7.20% 2011	9,790	9,521
General Motors Corp. 7.125% 2013	12,440	11,756
General Motors Corp. 7.25% 2013	€1,000	1,308
General Motors Corp. 7.70% 2016	$8,645	8,170
General Motors Corp. 8.80% 2021	12,860	12,217
General Motors Corp. 9.40% 2021	1,000	965
General Motors Corp. 8.375% 2033	1,000	930
Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corp. 11.75% 2011	1,225	1,182
Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corp. 13.50% 2011	425	423
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 8.00% 2012[3]	6,200	6,471
Charter Communications Operating, LLC, Term Loan Facilities B, 8.005% 2013[1,2]	3,500	3,526
CCO Holdings, LLC and CCO Holdings Capital Corp. 8.75% 2013	3,425	3,575
CCH I, LLC and CCH I Capital Corp. 11.00% 2015	4,000	4,125
DaimlerChrysler North America Holding Corp. 5.79% 2009[2]	5,000	5,008
DaimlerChrysler North America Holding Corp. 8.00% 2010	6,325	6,781
DaimlerChrysler North America Holding Corp. 7.75% 2011	3,250	3,482
Tele-Communications, Inc. 9.80% 2012	2,000	2,361
Comcast Corp. 5.85% 2015	5,825	5,843
Comcast Corp. 6.50% 2015	1,750	1,826
Comcast Corp. 6.50% 2017	3,500	3,659
News America Inc. 4.75% 2010	2,000	1,967
News America Holdings Inc. 9.25% 2013	2,500	2,937
News America Holdings Inc. 8.25% 2018	3,885	4,563
News America Inc. 6.40% 2035	3,000	2,990
News America Inc. 6.75% 2038	1,000	1,067
J.C. Penney Co., Inc. 8.00% 2010	7,380	7,863
J.C. Penney Co., Inc. 9.00% 2012	2,485	2,845
J.C. Penney Co., Inc. 7.65% 2016	1,000	1,101
MGM MIRAGE 6.00% 2009	4,750	4,762
MGM MIRAGE 6.75% 2012	4,000	3,960
MGM MIRAGE 6.75% 2013	1,250	1,228
MGM MIRAGE 5.875% 2014	1,700	1,581
Delphi Automotive Systems Corp. 6.50% 2009[5]	7,500	8,438
Delphi Corp. 6.50% 2013[5]	480	523
Delphi Automotive Systems Corp. 6.55% 2006[5]	500	559
Delphi Automotive Systems Corp. 7.125% 2029[5]	1,750	1,942
K. Hovnanian Enterprises, Inc. 6.00% 2010	3,225	3,104
K. Hovnanian Enterprises, Inc. 7.50% 2016	725	732
K. Hovnanian Enterprises, Inc. 8.625% 2017	7,000	7,490
Michaels Stores, Inc., Term Loan B, 8.375% 2013[1,2]	1,346	1,360
Michaels Stores, Inc. 10.00% 2014[3]	7,700	8,047
D.R. Horton, Inc. 8.00% 2009	2,700	2,829
D.R. Horton, Inc. 7.875% 2011	1,100	1,183
D.R. Horton, Inc. 5.25% 2015	4,700	4,394
D.R. Horton, Inc. 6.50% 2016	855	862
CanWest Media Inc., Series B, 8.00% 2012	8,608	9,027
Cox Communications, Inc. 5.91% 2007[2]	1,750	1,758
Cox Communications, Inc. 7.875% 2009	1,500	1,588
Cox Communications, Inc. 4.625% 2010	1,750	1,714
Cox Communications, Inc. 5.45% 2014	3,500	3,415
Clear Channel Communications, Inc. 4.625% 2008	875	867
Chancellor Media Corp. of Los Angeles 8.00% 2008	4,250	4,420
Clear Channel Communications, Inc. 5.75% 2013	1,575	1,402
Clear Channel Communications, Inc. 5.50% 2014	1,425	1,204
Mohegan Tribal Gaming Authority 6.375% 2009	5,250	5,276
Mohegan Tribal Gaming Authority 7.125% 2014	1,750	1,783
Harrah’s Operating Co., Inc. 5.50% 2010	4,500	4,414
Harrah’s Operating Co., Inc. 5.625% 2015	3,000	2,577
Royal Caribbean Cruises Ltd. 7.00% 2007	1,175	1,192
Royal Caribbean Cruises Ltd. 8.00% 2010	1,375	1,466
Royal Caribbean Cruises Ltd. 8.75% 2011	2,675	2,937
Royal Caribbean Cruises Ltd. 7.25% 2016	1,000	1,023
Liberty Media Corp. 7.75% 2009	1,750	1,825
Liberty Media Corp. 7.875% 2009	2,200	2,305
Liberty Media Corp. 8.25% 2030	2,375	2,340
NTL Cable PLC 8.75% 2014	1,950	2,050
NTL Cable PLC 8.75% 2014	€1,000	1,420
NTL Cable PLC 9.75% 2014	£700	1,458
NTL Cable PLC 9.125% 2016	$1,275	1,353
Wynn Las Vegas, LLC and Wynn Las Vegas Capital Corp. 6.625% 2014	6,200	6,192
Standard Pacific Corp. 5.125% 2009	2,000	1,945
Standard Pacific Corp. 6.25% 2014	4,506	4,224
Radio One, Inc., Series B, 8.875% 2011	4,600	4,773
Radio One, Inc. 6.375% 2013	1,300	1,222
CSC Holdings, Inc., Series B, 8.125% 2009	3,750	3,905
CSC Holdings, Inc., Series B, 7.625% 2011	1,000	1,024
Cablevision Systems Corp., Series B, 8.00% 2012	1,000	987
Idearc Inc. 8.00% 2016[3]	5,650	5,763
Beazer Homes USA, Inc. 8.625% 2011	4,000	4,140
Beazer Homes USA, Inc. 8.125% 2016	1,500	1,598
Dex Media, Inc., Series B, 0%/9.00% 2013[6]	1,400	1,257
Dex Media, Inc., Series B, 0%/9.00% 2013[6]	1,250	1,122
R.H. Donnelley Corp., Series A-1, 6.875% 2013	425	410
Dex Media, Inc., Series B, 8.00% 2013	1,250	1,294
R.H. Donnelley Corp., Series A-3, 8.875% 2016	1,200	1,266
AOL Time Warner Inc. 6.875% 2012	1,250	1,322
AOL Time Warner Inc. 7.625% 2031	3,500	3,921
Vidéotron Ltée 6.875% 2014	4,125	4,171
Vidéotron Ltée 6.375% 2015	1,000	983
Cinemark USA, Inc., Term Loan B, 7.32% 2013[1,2]	848	854
Cinemark USA, Inc. 9.00% 2013	4,000	4,260
Hilton Hotels Corp. 7.625% 2008	695	716
Hilton Hotels Corp. 7.20% 2009	825	864
Hilton Hotels Corp. 8.25% 2011	2,522	2,717
Grupo Posadas, SA de CV 8.75% 2011[3]	4,000	4,210
Viacom Inc. 6.25% 2016	2,040	2,029
Viacom Inc. 6.875% 2036	2,010	1,993
MDC Holdings, Inc. 5.50% 2013	3,885	3,719
Visteon Corp. 8.25% 2010	1,500	1,470
Visteon Corp. 7.00% 2014	2,000	1,760
Kabel Deutschland GmbH 10.625% 2014	2,625	2,924
American Media Operations, Inc. 8.875% 2011	3,030	2,780
Starwood Hotels & Resorts Worldwide, Inc. 7.375% 2007	2,730	2,741
Young Broadcasting Inc. 10.00% 2011	2,716	2,594
Telenet Communications NV 9.00% 2013	€747	1,087
Telenet Group Holding NV 0%/11.50% 2014[3,6]	$1,635	1,482
Toll Brothers, Inc. 5.15% 2015	2,600	2,386
DIRECTV Holdings LLC and DIRECTV Financing Co., Inc. 8.375% 2013	2,275	2,377
Goodyear Tire & Rubber Co. 9.14% 2009[2,3]	1,375	1,387
Goodyear Tire & Rubber Co. 8.625% 2011[3]	950	986
Federated Retail Holdings, Inc. 5.90% 2016	2,325	2,326
Adelphia Communications Corp. 10.25% 2011[5]	1,450	1,385
Adelphia Communications Corp. 10.25% 2006[5]	1,000	912
Dillard’s, Inc. 6.625% 2008	700	711
Dillard Department Stores, Inc. 9.125% 2011	1,400	1,512
Staples, Inc. 7.375% 2012	2,000	2,164
Thomson Corp. 6.20% 2012	1,035	1,066
Thomson Corp. 5.50% 2035	1,180	1,077
Neiman Marcus Group, Inc. 9.00% 2015[7]	1,900	2,083
Tenneco Automotive Inc. 8.625% 2014	2,000	2,050
Toys “R” Us, Inc. 7.625% 2011	2,080	1,924
Centex Corp. 5.25% 2015	650	615
Centex Corp. 6.50% 2016	1,250	1,281
KB Home 6.25% 2015	2,000	1,878
Seminole Tribe of Florida 5.798% 2013[3]	1,795	1,770
Hyatt Equities, LLC 6.875% 2007[3]	1,500	1,506
TRW Automotive Acquisition Corp. 9.375% 2013	1,375	1,482
Boyd Gaming Corp. 7.75% 2012	1,350	1,402
Quebecor Media Inc. 7.75% 2016	1,325	1,360
LBI Media, Inc. 10.125% 2012	1,250	1,333
William Lyon Homes, Inc. 7.625% 2012	1,500	1,286
Carnival Corp. 3.75% 2007	500	493
Carnival Corp. 6.15% 2008	750	754
Viacom Inc. 5.625% 2007	1,200	1,201
YUM! Brands, Inc. 7.70% 2012	1,000	1,094
Regal Cinemas Corp., Series B, 9.375% 2012[4]	1,000	1,049
Gray Communications Systems, Inc. 9.25% 2011	875	918
AMC Entertainment Inc. 8.00% 2014	675	673
RBS-Zero Editora Jornalística SA 11.00% 2010[3]	189	204
		364,634

MORTGAGE-BACKED OBLIGATIONS[1]— 8.38%
Fannie Mae, Series 2000-T5, Class B, 7.30% 2010	12,250	13,132
Fannie Mae, Series 2001-T11, Class B, 5.503% 2011	5,000	5,104
Fannie Mae, Series 2001-T6B, 6.088% 2011	6,750	7,023
Fannie Mae 10.00% 2018	13	14
Fannie Mae 6.00% 2021	867	880
Fannie Mae, Series 2001-4, Class GA, 10.269% 2025[2]	161	178
Fannie Mae 7.00% 2026	64	66
Fannie Mae, Series 2002-W3, Class A-5, 7.50% 2028	190	197
Fannie Mae 7.50% 2031	32	33
Fannie Mae, Series 2001-20, Class C, 12.046% 2031[2]	105	117
Fannie Mae 5.00% 2035	3,152	3,045
Fannie Mae 5.50% 2035	1,554	1,538
Fannie Mae 5.50% 2036	18,313	18,102
Fannie Mae 5.50% 2036	4,610	4,556
Fannie Mae, Series 2001-T10, Class A-1, 7.00% 2041	141	145
Fannie Mae, Series 2001-50, Class BA, 7.00% 2041	127	130
Fannie Mae, Series 2002-W1, Class 2A, 7.50% 2042	190	197
Freddie Mac 4.00% 2015	2,154	2,036
Freddie Mac 5.00% 2035	5,934	5,728
Freddie Mac 5.00% 2035	5,895	5,691
Freddie Mac 5.50% 2035	2,917	2,885
Freddie Mac 5.50% 2035	2,897	2,865
Freddie Mac, Series 3061, Class PN, 5.50% 2035	2,064	2,068
Freddie Mac, Series 3146, Class PO, principal only, 0% 2036	3,403	2,451
Freddie Mac, Series 3156, Class PO, principal only, 0% 2036	2,937	2,174
Freddie Mac, Series 3257, Class PA, 5.50% 2036	7,600	7,560
Countrywide Alternative Loan Trust, Series 2005-J8, Class 2-A-1, 5.00% 2020	5,381	5,258
Countrywide Alternative Loan Trust, Series 2005-40CB, Class A-1, 5.50% 2035	2,530	2,487
Countrywide Alternative Loan Trust, Series 2005-46CB, Class A-8, 5.50% 2035	2,340	2,337
Countrywide Alternative Loan Trust, Series 2005-64CB, Class 1-A-7, 5.50% 2035	2,299	2,282
Countrywide Alternative Loan Trust, Series 2005-21CB, Class A-9, 5.50% 2035	1,877	1,873
Countrywide Alternative Loan Trust, Series 2005-62, Class 2-A-1, 5.758% 2035[2]	2,311	2,313
Countrywide Alternative Loan Trust, Series 2005-21CB, Class A-17, 6.00% 2035	3,838	3,825
Countrywide Alternative Loan Trust, Series 2004-36CB, Class 1-A-1, 6.00% 2035	3,294	3,313
Countrywide Alternative Loan Trust, Series 2006-6CB, Class 1-A-1, 5.50% 2036	2,987	2,975
Countrywide Alternative Loan Trust, Series 2006-16CB, Class A-2, 6.00% 2036	2,656	2,652
CS First Boston Mortgage Securities Corp., Series 2006-2R, Class A-PO, principal only, 0% 2036[3]	2,438	1,683
CS First Boston Mortgage Securities Corp., Series 2001-CK6, Class A-3, 6.387% 2036	3,000	3,130
CS First Boston Mortgage Securities Corp., Series 2004-C5, Class A-1A, 3.883% 2037	1,510	1,480
CS First Boston Mortgage Securities Corp., Series 2004-C1, Class E, 5.015% 2037[3]	5,000	4,856
CS First Boston Mortgage Securities Corp., Series 2005-C6, Class A-3, 5.23% 2040	7,000	6,948
CS First Boston Mortgage Securities Corp., Series 1998-C1, Class A-1B, 6.48% 2040	1,075	1,088
SBA CMBS Trust, Series 2005-1, Class A, 5.369% 2035[3]	1,750	1,757
SBA CMBS Trust, Series 2005-1, Class D, 6.219% 2035[3]	3,000	3,049
SBA CMBS Trust, Series 2006-1A, Class A, 5.314% 2036[3]	3,000	3,007
SBA CMBS Trust, Series 2006-1A, Class F, 6.709% 2036[3]	4,500	4,496
SBA CMBS Trust, Series 2006-1A, Class G, 6.904% 2036[3]	3,000	3,000
Wachovia Bank Commercial Mortgage Trust, Series 2002-C1, Class A-2, 5.681% 2034	1,875	1,876
Wachovia Bank Commercial Mortgage Trust, Series 2005-C17, Class A-2, 4.782% 2042	4,000	3,948
Wachovia Bank Commercial Mortgage Trust, Series 2005-C17, Class A-4, 5.083% 2042	3,250	3,194
Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class A-PB, 5.446% 2045	4,000	4,027
Government National Mortgage Assn. 6.00% 2036	11,080	11,213
Crown Castle Towers LLC, Series 2005-1, Class A-FX, 4.643% 2035[3]	3,000	2,941
Crown Castle Towers LLC, Series 2005-1, Class D, 5.612% 2035[3]	6,300	6,271
Crown Castle Towers LLC, Series 2006-1, Class F, 6.650% 2036[3]	1,300	1,297
Crown Castle Towers LLC, Series 2006-1, Class G, 6.795% 2036[3]	500	499
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-S8, Class A-2, 5.00% 2018	3,841	3,752
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR5, Class A-7, 4.208% 2033[2]	458	454
WaMu Mortgage Pass-Through Certificates Trust, Series 2006-AR2, Class 2-A1, 5.843% 2037[2]	3,820	3,801
WaMu Mortgage Pass-Through Certificates Trust, Series 2005-AR15, Class A-1-A, 5.61% 2045[2]	2,215	2,224
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2003-LN1, Class H, 5.557% 2037[3]	2,000	1,976
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class A-2, 4.79% 2042	2,540	2,503
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP1, Class A-2, 4.625% 2046	3,500	3,441
Bear Stearns ALT-A Trust, Series 2006-2, Class II-4-A-1, 5.943% 2036[2]	7,362	7,396
Bear Stearns Commercial Mortgage Securities Inc., Series 2000-WF2, Class A-2, 7.32% 2032	1,520	1,615
Bear Stearns Commercial Mortgage Securities Inc., Series 2002-PBW1, Class A-1, 3.97% 2035	1,999	1,952
Bear Stearns Commercial Mortgage Securities Inc., Series 2001-TOP2, Class A-2, 6.48% 2035	750	783
Bear Stearns Commercial Mortgage Securities Inc., Series 2005-PWR9, Class A-2, 4.735% 2042	3,000	2,955
Wells Fargo Mortgage-backed Securities Trust, Series 2003-3, Class II-A-1, 5.25% 2033	2,803	2,762
Wells Fargo Mortgage-backed Securities Trust, Series 2006-AR15, Class A-1, 5.697% 2036	3,947	3,943
Tower Ventures, LLC, Series 2006-1, Class C, 5.707% 2036[3]	500	503
Tower Ventures, LLC, Series 2006-1, Class D, 6.052% 2036[3]	6,000	6,059
First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8, Class I-A-14, 5.50% 2035	1,666	1,663
First Horizon Alternative Mortgage Securities Trust, Series 2005-FA11, Class I-A-5, 5.75% 2036	3,958	3,939
CHL Mortgage Pass-Through Trust, Series 2003-50, Class A-1, 5.00% 2018	5,500	5,372
Hilton Hotel Pool Trust, Series 2000-HLTA, Class F, 7.75% 2015[3]	5,000	5,165
Bear Stearns ARM Trust, Series 2003-3, Class III-A-1, 5.114% 2033[2]	781	775
Bear Stearns ARM Trust, Series 2003-9, Class III-A-2, 4.97% 2034[2]	952	940
Bear Stearns ARM Trust, Series 2005-10, Class A-3, 4.65% 2035[2]	3,000	2,927
GMAC Commercial Mortgage Securities, Inc., Series 2001-C1, Class A-2, 6.465% 2034	3,750	3,904
Nykredit 4.00% 2035	DKr23,695	3,876
IndyMac INDX Mortgage Loan Trust, Series 2006-AR5, Class 2-A-1, 5.878% 2036[2]	$3,747	3,733
Residential Accredit Loans, Inc., Series 2005-QR1, Class A, 6.00% 2034	2,632	2,638
Residential Accredit Loans, Inc., Series 2006-QS1, Class A-3, 5.75% 2036	1,093	1,095
Structured Asset Securities Corp., Series 2003-29, Class 1-A-1, 4.75% 2018	3,051	2,954
Structured Asset Securities Corp., Series 1998-RF2, Class A, 8.52% 2027[2,3]	96	97
Chase Commercial Mortgage Securities Corp., Series 1998-2, Class A-2, 6.39% 2030	690	700
Chase Commercial Mortgage Securities Corp., Series 1998-1, Class A-2, 6.56% 2030	876	884
Chase Commercial Mortgage Securities Corp., Series 2000-1, Class A-2, 7.757% 2032	1,380	1,459
GE Commercial Mortgage Corp., Series 2005-C4, Class A-3A, 5.333% 2045	3,000	3,022
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-22, Class 5-A1, 6.023% 2035[2]	2,863	2,871
Commercial Mortgage Trust, Series 2000-C1, Class E, 8.132% 2033	2,500	2,675
L.A. Arena Funding, LLC, Series 1, Class A, 7.656% 2026[3]	2,419	2,661
Merrill Lynch Mortgage Investors, Inc., Series 1999-C1, Class A-2, 7.56% 2031	1,373	1,430
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class II-A-1, 4.582% 2034[2]	1,187	1,174
GS Mortgage Securities Corp. II, Series 1998-C1, Class E, 7.197% 2030[2]	1,250	1,289
GS Mortgage Securities Corp. II, Series 1998-C1, Class D, 7.197% 2030[2]	1,000	1,029
Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 4-A, 5.688% 2034[2]	1,912	1,868
Salomon Brothers Commercial Mortgage Trust, Series 2000-C1, Class A-1, 7.46% 2008	116	117
Salomon Brothers Commercial Mortgage Trust, Series 2000-C3, Class A-2, 6.592% 2033	1,250	1,299
Morgan Stanley Dean Witter Capital I Trust, Series 2001-TOP5, Class A-3, 6.16% 2035	1,250	1,273
HarborView Mortgage Loan Trust, Series 2005-15, Class 2-A1A2, 6.15% 2045[2]	1,223	1,235
Banc of America Commercial Mortgage Inc., Series 2001-1, Class A-2, 6.503% 2036	952	988
Chase Manhattan Bank — First Union National Bank, Commercial Mortgage Trust, Series 1999-1, Class B, 7.619% 2031	750	791
Morgan Stanley Capital I, Inc., Series 1998-HF2, Class A-2, 6.48% 2030	772	782
First Union National Bank Commercial Mortgage Trust, Series 2002-C1, Class A-1, 5.585% 2034	645	648
Citigroup Mortgage Loan Trust, Inc., Series 2004-HYB1, Class A-3-1, 4.55% 2034[2]	650	642
LB-UBS Commercial Mortgage Trust, Series 2000-C3, Class A-2, 7.95% 2025	500	535
DLJ Commercial Mortgage Corp., Series 1999-CG1, Class A-1B, 6.46% 2032	500	510
		302,069

NON-U.S. GOVERNMENT BONDS & NOTES — 8.33%
Japanese Government 0.50% 2007	¥1,146,750	9,638
Japanese Government 1.30% 2011	710,000	6,005
Japanese Government 1.50% 2014	720,000	6,038
Japanese Government 2.30% 2035	654,900	5,513
Swedish Government 5.00% 2009	SKr164,645	24,659
Singapore (Republic of) 3.125% 2011	S$17,725	11,613
Singapore (Republic of) 3.75% 2016	18,090	12,491
United Mexican States Government Global 9.875% 2010	$1,000	1,134
United Mexican States Government, Series MI10, 9.50% 2014	MXP100,800	10,501
United Mexican States Government Global 11.375% 2016	$1,920	2,770
United Mexican States Government, Series M20, 10.00% 2024	MXP63,800	7,335
United Mexican States Government Global 7.50% 2033	$1,080	1,277
Netherlands Government Eurobond 5.75% 2007	€16,965	22,434
Polish Government 5.75% 2010	PLN40,910	14,484
Polish Government 4.25% 2011	20,392	6,825
United Kingdom 4.50% 2007	£1,589	3,107
United Kingdom 4.75% 2015	5,486	10,713
United Kingdom 4.75% 2020	1,340	2,652
United Kingdom 4.75% 2038	2,240	4,829
Israeli Government 7.50% 2014	ILS53,297	14,015
Israeli Government 6.50% 2016	28,765	7,249
German Government 6.00% 2007	€6,485	8,556
German Government 5.25% 2008	5,650	7,553
German Government 5.25% 2011	1,750	2,420
Korean Government 5.00% 2011	KRW3,808,590	4,099
Korean Government 4.25% 2014	3,978,800	4,071
Korean Government 5.25% 2015	9,295,710	10,148
French Government O.A.T. Eurobond 4.75% 2035	€10,640	15,495
Ireland (Republic of) Eurobond 5.00% 2013	9,820	13,714
Thai Government 4.125% 2009	THB146,380	4,043
Thai Government 5.00% 2014	68,105	1,897
Thai Government 5.40% 2016	165,125	4,662
Canadian Government 5.50% 2010	C$6,900	6,208
Canadian Government 4.25% 2026[8]	1,239	1,505
Aries Vermögensverwaltungs GmbH, Series C, 9.60% 2014	$5,750	7,425
Panama (Republic of) Global 7.125% 2026	390	423
Panama (Republic of) Global 9.375% 2029	500	670
Panama (Republic of) Global 6.70% 2036	3,450	3,605
Russian Federation 8.25% 2010[1]	2,722	2,853
Russian Federation 8.25% 2010[1,3]	1,556	1,630
Argentina (Republic of) 4.193% 2012[1,2]	2,000	1,419
Argentina (Republic of) 5.83% 2033[1,7,8]	ARS8,503	2,929
Hungarian Government 6.00% 2011	HUF709,470	3,536
Spanish Government 4.25% 2007	€1,650	2,183
El Salvador (Republic of) 7.65% 2035[3]	$1,290	1,467
Dominican Republic 9.04% 2018[3]	1,093	1,258
Brazil (Federal Republic of) Global 10.25% 2013	375	464
Brazil (Federal Republic of) Global 11.00% 2040	500	663
		300,178

INDUSTRIALS — 5.48%
Continental Airlines, Inc., Series 2001-1, Class A-2, 6.503% 2011[1]	1,000	1,031
Continental Airlines, Inc., Series 2000-2, Class A-2, 7.487% 2012[1]	3,570	3,776
Continental Airlines, Inc., Series 1997-4B, Class B, 6.90% 2018[1]	1,684	1,670
Continental Airlines, Inc., Series 1998-1, Class A, 6.648% 2019[1]	2,722	2,825
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 2019[1]	3,037	3,136
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 2020[1]	1,200	1,242
Continental Airlines, Inc., Series 2003-ERJ3, Class A, 7.875% 2020[1]	1,615	1,648
Continental Airlines, Inc., Series 1999-2, Class B, 7.566% 2021[1]	2,276	2,300
Continental Airlines, Inc., Series 2001-1, Class A-1, 6.703% 2022[1]	689	710
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707% 2022[1]	5,432	5,897
Continental Airlines, Inc., Series 2000-1, Class A-1, 8.048% 2022[1]	2,296	2,556
American Airlines, Inc., Series 2001-1, Class A-2, 6.817% 2012[1]	1,310	1,332
American Airlines, Inc., Series 2001-2, Class A-1, 6.978% 2012[1]	2,012	2,058
American Airlines, Inc., Series 2001-2, Class B, 8.608% 2012	1,850	1,967
American Airlines, Inc., Series 2001-2, Class A-2, 7.858% 2013[1]	9,475	10,357
AMR Corp. 9.00% 2016	1,500	1,575
American Airlines, Inc., Series 2001-1, Class B, 7.377% 2019[1]	1,039	1,016
AMR Corp. 10.20% 2020	1,345	1,389
AMR Corp. 10.00% 2021	1,200	1,230
Delta Air Lines, Inc. 8.00% 2007[3,5]	1,500	1,001
Delta Air Lines, Inc., Series 2000-1, Class A-1, 7.379% 2011[1]	762	771
Delta Air Lines, Inc., Series 2000-1, Class A-2, 7.57% 2012[1]	4,127	4,243
Delta Air Lines, Inc., Series 2000-1, Class B, 7.92% 2012[1]	1,000	997
Delta Air Lines, Inc., Series 2002-1, Class C, 7.779% 2013[1]	328	326
Delta Air Lines, Inc., Series 2002-1, Class G-2, MBIA insured, 6.417% 2014[1]	10,798	10,940
Delta Air Lines, Inc., Series 2002-1, Class G-1, MBIA insured, 6.718% 2024[1]	1,837	1,866
Northwest Airlines, Inc. 9.875% 2007[5]	1,000	970
Northwest Airlines, Inc. 7.875% 2008[5]	1,000	945
Northwest Airlines, Inc. 10.00% 2009[5]	2,750	2,613
Northwest Airlines, Inc., Term Loan A, 7.116% 2018[1,2]	10,000	10,000
United Air Lines, Inc., Series 2001-1, Class A-2, 6.201% 2010[1]	923	929
United Air Lines, Inc., Series 2000-2, Class B, 7.811% 2011[1,5]	3,633	4,042
UAL Corp., Term Loan B, 9.123% 2012[1,2]	6,272	6,319
UAL Corp., Term Loan B, 9.123% 2012[1,2]	898	905
United Air Lines, Inc., Series 2001-1, Class A-1, 6.071% 2014[1]	750	754
United Air Lines, Inc., Series 2001-1, Class A-3, 6.602% 2015[1]	1,331	1,350
United Air Lines, Inc., 1991 Equipment Trust Certificates, Series A, 10.11% 2006[1,5]	243	6
Allied Waste North America, Inc. 8.50% 2008	4,750	5,017
Allied Waste North America, Inc., Series B, 6.50% 2010	2,250	2,267
Allied Waste North America, Inc., Series B, 5.75% 2011	1,000	972
Allied Waste North America, Inc., Series B, 6.125% 2014	2,000	1,910
Allied Waste North America, Inc. 7.25% 2015	2,000	2,013
General Electric Capital Corp., Series A, 5.375% 2007	1,250	1,250
General Electric Capital Corp., Series A, 6.00% 2012	1,000	1,036
General Electric Co. 5.00% 2013	2,750	2,723
General Electric Capital Corp., Series A, 5.645% 2018[2]	2,000	2,003
General Electric Capital Corp., Series A, 5.748% 2026[2]	3,000	3,007
Hutchison Whampoa International Ltd. 7.00% 2011[3]	500	530
Hutchison Whampoa International Ltd. 6.50% 2013[3]	6,750	7,075
Terex Corp. 9.25% 2011	1,250	1,309
Terex Corp. 7.375% 2014	6,000	6,120
Ashtead Group PLC 8.625% 2015[3]	1,000	1,045
Ashtead Capital, Inc. 9.00% 2016[3]	4,500	4,838
Tyco International Group SA 6.125% 2008	2,375	2,405
Tyco International Group SA 7.00% 2028	620	714
Tyco International Group SA 6.875% 2029	2,380	2,714
Burlington Northern and Santa Fe Railway Co. Pass Through Trust, Series 2002-2, 5.14% 2021[1]	982	973
BNSF Funding Trust I 6.613% 2055[2]	3,900	3,888
Kansas City Southern Railway Co. 9.50% 2008	1,850	1,942
Kansas City Southern Railway Co. 7.50% 2009	2,750	2,788
Nielsen Finance LLC, Term Loan B, 8.125% 2013[1,2]	2,993	3,030
Nielsen Finance LLC and Nielsen Finance Co. 10.00% 2014[3]	1,500	1,633
American Standard Inc. 8.25% 2009	1,700	1,796
American Standard Inc. 7.625% 2010	2,300	2,412
John Deere Capital Corp., Series D, 4.375% 2008	1,500	1,483
John Deere Capital Corp. 5.40% 2011	2,000	2,006
TFM, SA de CV 9.375% 2012	3,150	3,378
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class B, 7.156% 2011[1,3]	1,112	1,150
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class G, MBIA insured, 6.664% 2013[1,3]	1,998	2,093
THL Buildco, Inc. 8.50% 2014	3,225	3,177
Standard Aero Holdings, Inc. 8.25% 2014	2,575	2,614
H-Lines Finance Holding Corp. 0%/11.00% 2013[6]	2,600	2,431
USG Corp. 6.30% 2016[3]	2,000	1,986
Bombardier Inc. 6.30% 2014[3]	2,100	1,985
Union Pacific Railroad Co. Pass Through Trust, Series 2002-1, 6.061% 2023[1]	480	500
Union Pacific Railroad Co. Pass Through Trust, Series 2003-1, 4.698% 2024[1]	1,467	1,400
Williams Scotsman, Inc. 8.50% 2015	1,500	1,573
DynCorp International and DIV Capital Corp., Series A, 9.50% 2013	1,369	1,458
K&F Industries, Inc. 7.75% 2014	1,400	1,449
Argo-Tech Corp. 9.25% 2011	1,188	1,289
Waste Management, Inc. 7.375% 2010	650	692
WMX Technologies, Inc. 7.10% 2026	500	545
RSC Equipment Rental, Second Lien Term Loan B, 8.87% 2013[1,2]	875	884
Qantas Airways Ltd. 6.05% 2016[3]	900	802
Southern Capital Corp. Pass Through Trust, Series 2002-1, Class G, MBIA insured, 5.70% 2023[1,3]	563	558
		197,555

TELECOMMUNICATION SERVICES — 5.43%
Nextel Communications, Inc., Series E, 6.875% 2013	6,410	6,483
Nextel Communications, Inc., Series D, 7.375% 2015	30,490	31,295
Sprint Capital Corp. 6.875% 2028	1,250	1,255
U S WEST Capital Funding, Inc. 6.375% 2008	100	101
Qwest Capital Funding, Inc. 7.90% 2010	3,820	3,997
Qwest Capital Funding, Inc. 7.25% 2011	5,950	6,106
Qwest Communications International Inc. 7.25% 2011	4,000	4,110
Qwest Corp. 8.875% 2012	1,250	1,398
Qwest Capital Funding, Inc. 7.625% 2021	350	346
U S WEST Capital Funding, Inc. 6.875% 2028	700	643
SBC Communications Inc. 4.125% 2009	2,500	2,430
AT&T Corp. 7.30% 2011[2]	6,580	7,131
SBC Communications Inc. 5.10% 2014	2,700	2,626
SBC Communications Inc. 5.625% 2016	1,750	1,745
SBC Communications Inc. 6.45% 2034	2,130	2,169
American Tower Corp. 7.25% 2011	1,825	1,898
American Tower Corp. 7.125% 2012	5,250	5,421
American Tower Corp. 7.50% 2012	4,500	4,680
BellSouth Corp. 4.75% 2012	7,500	7,247
BellSouth Capital Funding Corp. 7.875% 2030	2,500	2,911
Intelsat (Bermuda), Ltd. 10.484% 2012[2]	3,325	3,371
Intelsat (Bermuda), Ltd. 8.25% 2013	1,775	1,810
Intelsat PanAmSat Opco 9.00% 2016[3]	2,500	2,659
Intelsat (Bermuda), Ltd. 9.25% 2016[3]	2,000	2,160
Dobson Cellular Systems, Inc. 8.375% 2011[3]	2,500	2,647
American Cellular Corp., Series B, 10.00% 2011	4,750	5,047
Dobson Cellular Systems, Inc. 9.875% 2012	500	547
Dobson Communications Corp. 8.875% 2013	1,688	1,728
Telefónica Emisiones, SAU 5.984% 2011	5,000	5,095
Telefónica Emisiones, SAU 7.045% 2036	3,000	3,197
France Télécom 7.75% 2011[2]	6,500	7,087
Rogers Wireless Inc. 7.25% 2012	3,825	4,074
Rogers Wireless Inc. 7.50% 2015	1,975	2,153
Rogers Cantel Inc. 9.75% 2016	500	630
Cricket Communications, Inc. 9.375% 2014[3]	6,025	6,387
Windstream Corp. 8.625% 2016[3]	5,800	6,380
Hawaiian Telcom Communications, Inc. 9.75% 2013	2,870	2,892
Hawaiian Telcom Communications, Inc. 10.889% 2013[2]	2,195	2,206
Hawaiian Telcom Communications, Inc., Series B, 12.50% 2015	1,125	1,184
Telecom Italia SpA 6.25% 2012	€920	1,286
Telecom Italia Capital SA, Series B, 5.25% 2013	$2,750	2,626
Telecom Italia Capital SA 7.20% 2036	2,000	2,096
Cincinnati Bell Inc. 7.25% 2013	5,250	5,460
AT&T Wireless Services, Inc. 7.875% 2011	1,890	2,063
AT&T Wireless Services, Inc. 8.125% 2012	2,850	3,211
Embarq Corp. 6.738% 2013	5,000	5,124
Centennial Cellular Corp. 10.75% 2008	279	281
Centennial Communications Corp. and Centennial Cellular Operating Co. LLC 10.125% 2013	1,000	1,082
Centennial Communications Corp. 11.122% 2013[2]	500	531
Centennial Communications Corp., Centennial Cellular Operating Co. LLC and
Centennial Puerto Rico Operations Corp. 8.125% 2014[2]	2,700	2,784
Triton PCS, Inc. 8.50% 2013	3,250	3,128
Deutsche Telekom International Finance BV 8.125% 2012[2]	€835	1,286
Deutsche Telekom International Finance BV 8.25% 2030[2]	$1,250	1,541
Level 3 Financing, Inc. 9.25% 2014[3]	2,500	2,562
NTELOS Inc., Term Loan B, 7.60% 2011[1,2]	2,481	2,496
Verizon Global Funding Corp. 7.75% 2030	1,900	2,235
Singapore Telecommunications Ltd. 6.375% 2011[3]	750	787
		195,825

MATERIALS — 2.95%
Abitibi-Consolidated Co. of Canada 5.25% 2008	1,500	1,448
Abitibi-Consolidated Finance LP 7.875% 2009	2,812	2,756
Abitibi-Consolidated Inc. 7.75% 2011	1,850	1,670
Abitibi-Consolidated Co. of Canada 8.86% 2011[2]	1,650	1,576
Abitibi-Consolidated Co. of Canada 6.00% 2013	460	370
Abitibi-Consolidated Co. of Canada 8.375% 2015	7,215	6,277
JSG Funding PLC 9.625% 2012	575	612
JSG Funding PLC 7.75% 2015	€3,000	4,018
JSG Funding PLC 7.75% 2015	$2,000	1,930
JSG Holdings PLC 11.50% 2015[7]	€3,617	4,851
C5 Capital (SPV) Ltd. 6.196% (undated)[2,3]	$5,000	4,993
C10 Capital (SPV) Ltd. 6.722% (undated)[2,3]	4,500	4,509
Boise Cascade, LLC and Boise Cascade Finance Corp. 7.125% 2014	8,275	8,047
Jefferson Smurfit Corp. (U.S.) 8.25% 2012	2,000	1,960
Stone Container Corp. 8.375% 2012	2,250	2,216
Jefferson Smurfit Corp. (U.S.) 7.50% 2013	2,800	2,646
Owens-Brockway Glass Container Inc. 8.875% 2009	2,197	2,257
Owens-Brockway Glass Container Inc. 8.75% 2012	2,250	2,396
Owens-Brockway Glass Container Inc. 6.75% 2014	€1,250	1,662
Norske Skogindustrier ASA 7.625% 2011[3]	$4,000	4,218
Norske Skogindustrier ASA 6.125% 2015[3]	1,500	1,412
Stora Enso Oyj 6.404% 2016[3]	700	719
Stora Enso Oyj 7.25% 2036[3]	3,875	4,074
UPM-Kymmene Corp. 5.625% 2014[3]	4,500	4,386
Graphic Packaging International, Inc. 8.50% 2011	3,475	3,614
Graphic Packaging International, Inc. 9.50% 2013	500	530
Rhodia 10.25% 2010	1,625	1,861
Rhodia SA 9.25% 2011	€1,172	1,644
United States Steel Corp. 9.75% 2010	$2,103	2,248
Neenah Paper, Inc. 7.375% 2014	2,325	2,232
Ainsworth Lumber Co. Ltd. 7.25% 2012	375	297
Ainsworth Lumber Co. Ltd. 6.75% 2014	2,000	1,500
Ainsworth Lumber Co. Ltd. 6.75% 2014	500	382
Rockwood Specialties Group, Inc. 7.625% 2014	€1,500	2,113
Weyerhaeuser Co. 5.95% 2008	$533	537
Weyerhaeuser Co. 7.375% 2032	1,500	1,570
Plastipak Holdings, Inc. 8.50% 2015[3]	2,000	2,090
Graham Packaging Co., LP and GPC Capital Corp. 9.875% 2014	2,000	2,030
Airgas, Inc. 6.25% 2014	2,000	1,940
Associated Materials Inc. 9.75% 2012	1,750	1,811
Steel Dynamics, Inc. 9.50% 2009	1,750	1,805
Building Materials Corp. of America 7.75% 2014	1,850	1,684
Crystal US Holdings 3 LLC and Crystal US Sub 3 Corp., Series B, 0%/10.50% 2014[6]	1,044	903
BCP Caylux Holdings Luxembourg SCA 9.625% 2014	650	721
Domtar Inc. 7.125% 2015	1,500	1,478
Georgia-Pacific Corp., First Lien Term Loan B, 7.353% 2012[1,2]	1,015	1,022
International Paper Co. 5.85% 2012	885	904
Allegheny Technologies, Inc. 8.375% 2011	500	537
		106,456

ENERGY — 2.90%
Energy Transfer Partners, LP 5.95% 2015	8,555	8,617
Energy Transfer Partners, LP 6.125% 2017	1,300	1,321
Energy Transfer Partners, LP 6.625% 2036	4,000	4,132
Williams Companies, Inc. 6.375% 2010[3]	1,000	1,011
Williams Companies, Inc. 7.125% 2011	500	522
Williams Partners LP 7.50% 2011[3]	2,950	3,090
Williams Companies, Inc. 8.125% 2012	6,180	6,721
Williams Partners LP 7.25% 2017[3]	2,500	2,562
Ras Laffan Liquefied Natural Gas Co. Ltd. 3.437% 2009[1,3]	3,927	3,829
Ras Laffan Liquefied Natural Gas Co. Ltd. 3.437% 2009[1]	54	53
Ras Laffan Liquefied Natural Gas Co. Ltd. 8.294% 2014[1]	675	755
Ras Laffan Liquefied Natural Gas Co. Ltd. 8.294% 2014[1,3]	360	403
Ras Laffan Liquefied Natural Gas II 5.298% 2020[1,3]	7,500	7,203
Tengizchevroil Finance Co. S.àr.l., Series A, 6.124% 2014[1,3]	6,250	6,266
Tengizchevroil Finance Co. S.àr.l., Series A, 6.124% 2014[1]	3,000	3,008
Pogo Producing Co. 7.875% 2013	2,325	2,371
Pogo Producing Co. 6.625% 2015	100	96
Pogo Producing Co. 6.875% 2017	4,000	3,840
Qatar Petroleum 5.579% 2011[3]	5,500	5,514
Premcor Refining Group Inc. 9.25% 2010	3,275	3,425
Premcor Refining Group Inc. 6.75% 2011	1,250	1,299
Premcor Refining Group Inc. 9.50% 2013	400	432
El Paso Corp. 6.375% 2009	150	152
El Paso Corp. 7.75% 2010	1,500	1,594
El Paso Energy Corp. 7.375% 2012	100	106
Tennessee Gas Pipeline Co. 7.00% 2028	2,000	2,122
Southern Natural Gas Co. 8.00% 2032	750	880
Newfield Exploration Co. 6.625% 2014	1,000	1,005
Newfield Exploration Co. 6.625% 2016	3,250	3,250
Delek & Avner-Yam Tethys Ltd. 5.326% 2013[1,3]	3,908	3,809
Enterprise Products Operating LP, Series B, 5.00% 2015	1,055	996
Enterprise Products Operating LP 8.375% 2066[2]	2,500	2,713
Teekay Shipping Corp. 8.875% 2011	3,350	3,614
Petroleum Export Ltd., Class A-3, 5.265% 2011[1,3]	3,691	3,594
OPTI Canada Inc. 8.25% 2014[3]	2,500	2,581
Drummond Co., Inc. 7.375% 2016[3]	2,545	2,507
Encore Acquisition Co. 6.00% 2015	2,500	2,294
Kinder Morgan Energy Partners LP 6.75% 2011	2,000	2,083
Pemex Project Funding Master Trust 6.625% 2035	2,000	2,048
Gulfstream Natural Gas 6.19% 2025[3]	1,220	1,229
Reliance Industries Ltd., Series B, 10.25% 2097	500	703
Overseas Shipholding Group, Inc. 8.25% 2013	525	555
		104,305

UTILITIES — 2.12%
AES Corp. 9.50% 2009	695	747
AES Corp. 9.375% 2010	4,769	5,204
AES Corp. 8.75% 2013[3]	6,350	6,834
AES Red Oak, LLC, Series A, 8.54% 2019[1]	884	965
AES Ironwood, LLC 8.857% 2025[1]	1,139	1,285
AES Red Oak, LLC, Series B, 9.20% 2029[1]	2,500	2,831
Mission Energy Holding Co. 13.50% 2008	1,525	1,689
Edison Mission Energy 7.73% 2009	500	520
Edison Mission Energy 7.75% 2016	6,000	6,390
Midwest Generation, LLC, Series B, 8.56% 2016[1]	1,586	1,750
Midwest Generation, LLC and Midwest Finance Corp. 8.75% 2034	3,250	3,543
Nevada Power Co., General and Refunding Mortgage Notes, Series G, 9.00% 2013	3,562	3,865
Nevada Power Co., General and Refunding Mortgage Notes, Series L, 5.875% 2015	150	150
Nevada Power Co., General and Refunding Mortgage Notes, Series M, 5.95% 2016	1,450	1,454
NRG Energy, Inc. 7.25% 2014	725	732
NRG Energy, Inc. 7.375% 2016	4,675	4,710
American Electric Power Co., Inc. 4.709% 2007[2]	5,000	4,976
Abu Dhabi National Energy Co. PJSC (TAQA) 6.50% 2036[3]	3,750	3,881
Virginia Electric and Power Co., Series 2002-A, 5.375% 2007	2,750	2,750
Dominion Resources, Inc., Series 2002-D, 5.125% 2009	1,000	994
MidAmerican Energy Holdings Co., Series D, 5.00% 2014	2,200	2,122
MidAmerican Energy Holdings Co. 6.125% 2036	1,500	1,517
Constellation Energy Group, Inc. 6.125% 2009	1,800	1,833
Constellation Energy Group, Inc. 4.55% 2015	1,080	1,002
Cilcorp Inc. 8.70% 2009	1,000	1,076
Union Electric Co. 5.25% 2012	1,495	1,457
Mirant Americas Generation, Inc. 8.30% 2011	2,300	2,369
SP PowerAssets Ltd. 3.80% 2008[3]	2,000	1,951
Veolia Environnement 4.875% 2013	€1,170	1,572
Exelon Generation Co., LLC 6.95% 2011	$1,300	1,371
National Grid PLC 6.30% 2016	1,315	1,364
Scottish Power PLC 5.375% 2015	1,230	1,216
Israel Electric Corp. Ltd. 7.70% 2018[3]	1,000	1,102
Oncor Electric Delivery Co. 6.375% 2012	800	824
PSEG Energy Holdings Inc. 8.625% 2008	408	420
		76,466

INFORMATION TECHNOLOGY — 1.92%
Electronic Data Systems Corp., Series B, 6.50% 2013[2]	10,025	10,106
Electronic Data Systems Corp. 7.45% 2029	1,250	1,372
NXP BV and NXP Funding LLC 8.118% 2013[2,3]	2,800	2,856
NXP BV and NXP Funding LLC 7.875% 2014[3]	2,000	2,078
NXP BV and NXP Funding LLC 9.50% 2015[3]	6,250	6,438
Celestica Inc. 7.875% 2011	6,750	6,716
Celestica Inc. 7.625% 2013	3,450	3,381
Western Union Co. 5.26% 2008[2,3]	4,000	4,003
Western Union Co. 5.93% 2016[3]	6,000	5,953
Sanmina-SCI Corp., Term Loan B, 7.938% 2008[1,2]	625	627
Sanmina-SCI Corp. 8.125% 2016	7,425	7,221
Xerox Corp. 7.125% 2010	5,000	5,275
SunGard Data Systems Inc. 9.125% 2013	3,000	3,165
Firestone Acquisition Corp. 8.875% 2014[3]	1,050	1,051
Firestone Acquisition Corp. 10.125% 2016[3]	2,075	2,088
Jabil Circuit, Inc. 5.875% 2010	3,060	3,041
Motorola, Inc. 8.00% 2011	2,000	2,215
Cisco Systems, Inc. 5.25% 2011	1,500	1,505
Exodus Communications, Inc. 11.625% 2010[4,5]	377	0
		69,091

ASSET-BACKED OBLIGATIONS[1]— 1.74%
ARG Funding Corp., Series 2005-1, Class A-1, MBIA insured, 4.02% 2009[3]	3,000	2,958
ARG Funding Corp., Series 2005-1, Class A-3, MBIA insured, 4.29% 2011[3]	3,250	3,169
ARG Funding Corp., Series 2005-2, Class A-4, AMBAC insured, 4.84% 2011[3]	5,000	4,958
MBNA Credit Card Master Note Trust, Series 2005-6, Class A, 4.50% 2013	5,250	5,161
MBNA Credit Card Master Note Trust, Series 2002-1, Class C, 6.80% 2014	2,500	2,661
Drivetime Auto Owner Trust, Series 2005-A, Class A-3, MBIA insured, 4.302% 2009[3]	4,410	4,381
Drive Auto Receivables Trust, Series 2006-1, Class A-4, FSA insured, 5.54% 2013[3]	4,000	4,041
Long Beach Acceptance Auto Receivables Trust, Series 2006-B, Class A-4, FSA insured, 5.18% 2013	3,750	3,754
Honda Auto Receivables Owner Trust, Series 2006-2, Class A-4, 5.28% 2012	3,500	3,519
Capital One Multi-asset Execution Trust, Series 2006-10, Class A, 5.15% 2014	3,320	3,331
CPS Auto Receivables Trust, Series 2005-D, Class A-2, FSA insured, 5.06% 2012[3]	3,000	2,998
PG&E Energy Recovery Funding LLC, Series 2005-1, Class A-3, 4.14% 2012	3,000	2,934
AmeriCredit Automobile Receivables Trust, Series 2006-B-G, Class A-4, FGIC insured, 5.21% 2013	2,795	2,797
Capital Auto Receivables Asset Trust, Series 2004-2, Class A-4, 3.75% 2009	2,750	2,697
Vanderbilt Mortgage and Finance, Inc., Series 1999-B, Class I-B-1, 8.395% 2016	183	183
Vanderbilt Mortgage and Finance, Inc., Series 2001-A, Class B-1, 8.20% 2020	2,278	2,326
Chase Issuance Trust, Series 2005-7, Class A, 4.55% 2013	2,250	2,210
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2005-2, Class A-6, AMBAC insured, 5.08% 2011[3]	2,000	1,988
Conseco Finance Home Loan Trust, Series 1999-G, Class B-2, 10.96% 2029[5]	1,686	1,635
Consumer Credit Reference Index Securities Program Trust, Series 2002-2A, Class FX, 10.421% 2007[3]	1,500	1,512
Residential Asset Securities Corp. Trust, Series 2004-KS12, Class A-1-2, 5.58% 2035[2]	928	929
Cendant Timeshare Receivables Funding, LLC, Series 2005-1, Class A-1, FGIC insured, 4.67% 2017[3]	796	787
Nordstrom Credit Card Master Note Trust, Series 2002-1, Class B, 6.05% 2010[2,3]	750	751
Specialty Underwriting and Residential Finance Trust, Series 2004-BC4, Class A-2B, 5.66% 2035[2]	481	481
First Investors Auto Owner Trust, Series 2003-A, Class A, MBIA insured, 2.58% 2011[3]	252	248
CWABS, Inc., Series 2004-12, Class 2-AV-2, 5.63% 2033[2]	186	186
		62,595

HEALTH CARE — 1.38%
HCA Inc., Term Loan B, 8.114% 2013[1,2]	13,000	13,195
HCA INC 9.125% 11-15-14[3]	580	621
HCA INC 9.25% 11-15-16[3]	680	730
HCA INC 9.625% 11-15-16[3,7]	680	733
Concentra Operating Corp. 9.50% 2010	4,000	4,220
Concentra Operating Corp. 9.125% 2012	3,250	3,429
HealthSouth Corp. 11.354% 2014[2,3]	3,875	4,146
HealthSouth Corp. 10.75% 2016[3]	1,375	1,487
Tenet Healthcare Corp. 6.375% 2011	1,000	920
Tenet Healthcare Corp. 9.875% 2014	1,600	1,636
Tenet Healthcare Corp. 9.25% 2015	1,850	1,859
Aetna Inc. 5.75% 2011	3,000	3,049
Mylan Laboratories Inc. 5.75% 2010	3,000	3,007
Amgen Inc. 4.00% 2009	2,500	2,427
Triad Hospitals, Inc. 7.00% 2012	2,250	2,301
Humana Inc. 6.45% 2016	1,500	1,544
Cardinal Health, Inc. 5.85% 2017	1,235	1,231
Wyeth 5.50% 2016	1,000	1,003
UnitedHealth Group Inc. 5.20% 2007	1,000	1,000
Warner Chilcott Corp. 8.75% 2015	650	669
WellPoint, Inc. 5.25% 2016	625	614
		49,821

CONSUMER STAPLES — 1.12%
Tyson Foods, Inc. 6.85% 2016[2]	11,250	11,608
SUPERVALU INC., Term Loan B, 7.10% 2012[1,2]	1,991	2,001
SUPERVALU INC. 7.50% 2012	765	792
Albertson’s, Inc. 7.25% 2013	2,410	2,464
Albertson’s, Inc. 8.00% 2031	2,000	2,039
Spectrum Brands, Inc. 7.375% 2015	7,375	6,416
Jean Coutu Group (PJC) Inc. 7.625% 2012	800	846
Jean Coutu Group (PJC) Inc. 8.50% 2014	4,200	4,247
Stater Bros. Holdings Inc. 8.86% 2010[2]	2,550	2,595
Stater Bros. Holdings Inc. 8.125% 2012	2,000	2,040
CVS Corp. 6.036% 2028[1,3]	2,400	2,397
Ahold Finance U.S.A., Inc. 6.25% 2009	1,225	1,254
Duane Reade Inc. 9.86% 2010[2]	1,000	1,040
Tesco PLC 5.50% 2033	£330	675
		40,414

MUNICIPALS — 0.23%
State of Winsonsin, Badger Tobacco Asset Securitization Corp., Tobacco Settlement Asset-backed Bonds, 6.125% 2027	$2,895	3,128
State of California, Golden State Tobacco Securitization Corp., Tobacco Settlement Asset-backed Bonds, Series 2003-A-1, 6.25% 2033	1,500	1,677
State of North Carolina, Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Federally Taxable, Series 2003-E, 5.55% 2014	1,625	1,589
State of South Dakota, Educational Enhancement Funding Corp., Tobacco Settlement Asset-backed Bonds, Series 2002-A, Class A, 6.72% 2025	1,515	1,511
State of Louisiana, Tobacco Settlement Financing Corp., Tobacco Settlement Asset-backed Bonds, Series 2001-A, Class A, 6.36% 2025	401	401
		8,306

Total bonds & notes (cost: $2,849,054,000)		2,897,402

Convertible securities — 0.36%	Shares or principal amount	Market value (000)

CONSUMER DISCRETIONARY — 0.23%
Ford Motor Co. Capital Trust II 6.50% cumulative convertible trust preferred 2032	163,600	$5,595
Amazon.com, Inc. 6.875% PEACS convertible notes 2010	€1,518,000	2,038
Amazon.com, Inc. 4.75% convertible debentures 2009	$648,000	639
		8,272

INFORMATION TECHNOLOGY — 0.07%
Conexant Systems, Inc. 4.00% convertible notes 2007	$1,500,000	1,502
SCI Systems, Inc. 3.00% convertible debentures 2007	$1,000,000	999
		2,501

TELECOMMUNICATION SERVICES — 0.06%
American Tower Corp. 5.00% convertible debentures 2010	$2,000,000	2,002

Total convertible securities (cost: $11,780,000)		12,775

Preferred stocks — 2.85%	Shares

FINANCIALS — 2.85%
MUFG Capital Finance 1 Ltd. 6.346% noncumulative preferred[2]	22,716,000	23,114
Tokai Preferred Capital Co. LLC, Series A, 9.98% noncumulative preferred[2,3]	4,650,000	4,933
Shinsei Finance II (Cayman) Ltd. 7.16% noncumulative preferred[2,3]	13,990,000	14,252
Fuji JGB Investment LLC, Series A, 9.87% noncumulative preferred[2,3]	6,430,000	6,816
IBJ Preferred Capital Co. LLC, Series A, 8.79% noncumulative preferred[2,3]	6,075,000	6,357
Chuo Mitsui Trust and Banking Co., Ltd. 5.506%[2,3]	10,090,000	9,653
HSBC Capital Funding LP, Series 1, 9.547% noncumulative step-up perpetual preferred[2,3]	6,030,000	6,799
Fannie Mae, Series O, 7.00%[2,3]	100,000	5,356
ING Capital Funding Trust III 8.439% noncumulative preferred[2]	4,000,000	4,419
SB Treasury Co. LLC, Series A, 9.40% noncumulative preferred[2,3]	3,750,000	3,948
RBS Capital Trust I 4.709% noncumulative trust preferred[2]	3,500,000	3,332
Deutsche Bank Capital Funding Trust I 7.872%[2,3]	2,500,000	2,639
Wachovia Capital Trust III 5.80%[2]	2,450,000	2,473
BNP U.S. Funding LLC, Series A, 7.738% noncumulative preferred[2,3]	1,175,000	1,196
BNP Paribas Capital Trust 9.003% noncumulative trust preferred[2,3]	850,000	951
Swire Pacific Capital Ltd. 8.84% cumulative guaranteed perpetual capital securities[3]	65,000	1,871
HVB Funding Trust VIII 7.055%[2]	900,000	1,319
Resona Preferred Global Securities (Cayman) Ltd. 7.191%[2,3]	1,000,000	1,045
First Republic Capital Corp., Series A, 10.50% preferred[3]	750	808
DBS Capital Funding Corp., Series A, 7.657% noncumulative guaranteed preference shares[2,3]	750,000	807
National Bank of Canada, Series A, 8.35% exchangeable preferred depositary shares	20,000	526
		102,614

CONSUMER DISCRETIONARY — 0.00%
Adelphia Communications Corp., Series B, 13.00% preferred 2009[4,9]	5,000	0

Total preferred stocks (cost: $100,637,000)		102,614

Common stocks — 0.17%	Shares	Market value (000)

UTILITIES — 0.09%
Drax Group PLC	209,474	$3,347

TELECOMMUNICATION SERVICES — 0.02%
Sprint Nextel Corp., Series 1	33,726	637
Embarq Corp.	1,686	89
XO Holdings, Inc.[9]	1,134	5
		731

INDUSTRIALS — 0.01%
DigitalGlobe Inc.[3,4,9]	306,464	306
Delta Air Lines, Inc.[9]	60,887	79
		385

INFORMATION TECHNOLOGY — 0.01%
ZiLOG, Inc.[9]	32,500	142

HEALTH CARE — 0.00%
Clarent Hospital Corp.[4,9]	16,114	4

MISCELLANEOUS — 0.04%
Other common stocks in initial period of acquisition		1,646

Total common stocks (cost: $3,176,000)		6,255

Rights & warrants — 0.00%

TELECOMMUNICATION SERVICES — 0.00%
XO Holdings, Inc., Series A, warrants, expire 2010[9]	2,273	2
XO Holdings, Inc., Series B, warrants, expire 2010[9]	1,704	1
XO Holdings, Inc., Series C, warrants, expire 2010[9]	1,704	—
GT Group Telecom Inc., warrants, expire 2010[3,4,9]	1,000	0

Total rights & warrants (cost: $52,000)		3

Short-term securities — 14.59%	Principal amount (000)

Abbott Laboratories 5.19%-5.24% due 1/25-3/6/2007[3]	$72,600	72,146
3M Co. 5.19% due 1/24-1/26/2007	70,481	70,227
Procter & Gamble International Funding S.C.A. 5.23% due 1/8-1/11/2007[3]	45,500	45,439
Ranger Funding Co. LLC 5.24%-5.28% due 1/2-1/3/2007[3]	43,236	43,218
Federal Home Loan Bank 5.105%-5.175% due 1/12-2/28/2007	42,900	42,653
International Lease Finance Corp. 5.22% due 2/7/2007	39,000	38,794
Atlantic Industries 5.23% due 2/28/2007[3,10]	15,800	15,668
Coca-Cola Co. 5.19% due 1/17-1/18/2007[3]	21,700	21,645
Clipper Receivables Co., LLC 5.275% due 2/6/2007[3]	36,500	36,302
Three Pillars Funding, LLC 5.28%-5.31% due 1/2-1/8/2007[3]	36,200	36,168
Illinois Tool Works Inc. 5.20% due 1/23/2007	25,000	24,917
CAFCO, LLC 5.23%-5.27% due 1/10-2/26/2007[3]	21,600	21,549
Harley-Davidson Funding Corp. 5.22% due 2/13/2007[3]	10,000	9,936
Harley-Davidson Funding Corp. 5.22% due 2/27/2007[3,10]	10,000	9,917
Triple-A One Funding Corp. 5.26%-5.27% due 1/11-1/12/2007[3]	17,500	17,470
Hershey Co. 5.20% due 1/5/2007[3]	14,100	14,090
Jupiter Securitization Co., LLC 5.27% due 1/4/2007[3]	5,500	5,497
AT&T Inc. 5.24% due 2/22/2007[3]	300	298

Total short-term securities (cost: $525,921,000)		525,934

Total investment securities (cost: $3,490,620,000)		3,544,983
Other assets less liabilities		58,794

Net assets		$3,603,777

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
2Coupon rate may change periodically.
3Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities was $927,729,000, which represented 25.74% of the net assets of the fund.
4Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,” was $1,622,000.
5Scheduled interest and/or principal payment was not received.
6Step bond; coupon rate will increase at a later date.
7Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
8Index-linked bond whose principal amount moves with a government retail price index.
9Security did not produce income during the last 12 months.
10This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Global Bond Fund
Investment portfolio

December 31, 2006

Bonds & notes — 84.54%	Principal amount (000)		Market value (000)

EUROS — 17.27%
German Government 4.50% 2013		€525	$	US 713
German Government 4.25% 2014		420		565
German Government 4.00% 2016		425		563
German Government 6.25% 2024		150		250
German Government 4.00% 2037		125		163
Ireland (Republic of) Eurobond 5.00% 2013		400		559
Spanish Government 4.25% 2007		360		476
French Government O.A.T. Eurobond 5.25% 2008		40		54
French Government O.A.T. Eurobond 4.00% 2009		100		132
French Government O.A.T. Eurobond 4.75% 2035		110		160
Belgium (Kingdom of) 4.25% 2014		225		302
WT Finance (Australia) Pty Ltd., Westfield Europe Finance PLC, and WEA Finance LLC 3.625% 2012		120		151
Netherlands Government Eurobond 5.00% 2012		100		139
Rodamco Europe Finance BV 3.75% 2012		70		89
PLD International Finance LLC 4.375% 2011		50		65
Commerzbank Capital Funding Trust I, Class B, 5.012% noncumulative preferred (undated)[1]		50		65
Resona Bank, Ltd 4.125% (undated)[1]		50		64
UniCredito Italiano SpA 3.95% 2016		50		62
National Grid PLC 4.375% 2020		50		62
				4,634

JAPANESE YEN — 5.49%
Japanese Government 0.50% 2007		¥37,800		318
Japanese Government 1.80% 2010		28,000		241
Japanese Government 1.30% 2011		20,400		172
Japanese Government 0.50% 2013		3,000		24
Japanese Government 1.50% 2014		63,450		532
Japanese Government 2.30% 2035		22,050		186
				1,473

SWEDISH KRONOR — 4.45%
Swedish Government 5.00% 2009		SKr2,230		334
Swedish Government 5.25% 2011		3,110		479
Swedish Government 6.75% 2014		2,200		381
				1,194

BRITISH POUNDS — 4.41%
United Kingdom 4.50% 2007		£50		98
United Kingdom 5.00% 2012		25		49
United Kingdom 5.00% 2014		75		148
United Kingdom 4.75% 2015		245		478
United Kingdom 4.75% 2038		75		162
Sumitomo Mitsui Banking Corp. 6.164% (undated)[1]		100		195
Abbey National PLC 7.50% (undated)[1]		25		52
				1,182

ISRAELI SHEKELS — 1.64%
Israeli Government 7.50% 2014		ILS1,238		326
Israeli Government 6.50% 2016		450		113
				439

MALAYSIAN RINGGIT — 1.57%
Malaysia 3.756% 2011		MYR700		199
Malaysia 4.262% 2016		750		221
				420

POLISH ZLOTY — 1.54%
Polish Government 5.75% 2010		PLN610		216
Polish Government 4.25% 2011		586		196
				412

MEXICAN PESOS — 1.18%
United Mexican States Government, Series MI10, 9.50% 2014		MXP2,500		260
United Mexican States Government, Series M20, 10.00% 2024		500		58
				318

SINGAPORE DOLLARS — 1.13%
Singapore (Republic of) 3.125% 2011		S$315		206
Singapore (Republic of) 3.75% 2016		140		97
				303

EGYPTIAN POUNDS — 1.10%
Egypt (Arab Republic of) Treasury Bill 0% 2007		EGP 350		61
Egypt (Arab Republic of) Treasury Bill 0% 2007		350		60
Egypt (Arab Republic of) Treasury Bill 0% 2007		1,075		173
				294

NEW TURKISH LIRE — 1.03%
Turkey (Republic of) Treasury Bill 0% 2008		TRY530		277

NORWEGIAN KRONER — 1.00%
Norwegian Government 6.50% 2013		NKr1,500		268

AUSTRALIAN DOLLARS — 0.86%
Queensland Treasury Corp. 6.00% 2015		A$175		137
New South Wales Treasury Corp. 5.50% 2014		125		95
				232

HUNGARIAN FORINT — 0.63%
Hungarian Government 6.00% 2011		HUF33,980		169

ARGENTINE PESOS — 0.55%
Argentina (Republic of) 5.83% 2033 [2,3,4]		ARS425		147

THAI BAHT — 0.48%
Thai Government 5.00% 2014		THB4,200	$	US117
Thai Government 5.40% 2016		405		11
				128

SOUTH KOREAN WON — 0.33%
Korean Government 5.25% 2015		KRW81,430		89

COLOMBIAN PESOS — 0.28%
Colombia (Republic of) Global 12.00% 2015		COP139,000		74

INDONESIA RUPIAH — 0.25%
Indonesia (Republic of) 11.00% 2020		IDR190,000		22
Indonesia (Republic of) 12.80% 2021		340,000		44
				66

CANADIAN DOLLARS — 0.23%
Canadian Government 5.50% 2010		C$70		63

U.S. DOLLARS — 39.12%
U.S. Treasury 3.625% 2007	$	US710		705
U.S. Treasury 4.875% 2012		440		444
U.S. Treasury 3.875% 2013		500		479
U.S. Treasury 4.25% 2014[5]		600		583
U.S. Treasury 4.50% 2016		968		953
U.S. Treasury 8.125% 2019		125		163
U.S. Treasury 8.50% 2020		325		439
U.S. Treasury 6.50% 2026[5]		450		540
U.S. Treasury 4.50% 2036		805		766
Fannie Mae 4.25% 2007		290		288
Fannie Mae 4.75% 2007		620		618
Fannie Mae, Series 2003-T1, Class B, 4.491% 2012[3]		35		34
Fannie Mae 5.00% 2035[3]		146		141
Freddie Mac 5.50% 2034[3]		460		455
Freddie Mac 5.00% 2035[3]		101		98
Freddie Mac 5.50% 2036[3]		200		197
Freddie Mac, Series 3213, Class OG, principal only, 0% 2036[3]		100		74
Federal Home Loan Bank 4.625% 2007		270		269
Mizuho Capital Investment (USD) 1 Ltd. and Mizuho Capital Investment (EUR) 1 Ltd.
6.686% noncumulative preferred (undated)[1,6]		110		111
Development Bank of Singapore Ltd. 7.125% 2011[6]		100		107
Standard Chartered PLC 6.409% (undated)[6]		100		99
AEP Texas Central Transitioning Funding II LLC, Senior Secured Transition Bonds, Series A, Class A-2, 4.98% 2013[3]		100		99
Resona Bank, Ltd. 5.85% (undated)[1,6]		100		98
SBC Communications Inc. 5.10% 2014		100		97
Commercial Mortgage Trust, Series 2003-LNB1, Class A-2, 4.084% 2038[3]		100		94
Viacom Inc. 6.25% 2016		90		90
Nextel Communications, Inc., Series D, 7.375% 2015		75		77
CVS Corp. 6.036% 2028[3,6]		70		70
CCO Holdings, LLC and CCO Holdings Capital Corp. 8.75% 2013		50		52
CCH I, LLC and CCH I Capital Corp. 11.00% 2015		10		10
Argentina (Republic of) 0% 2035		435		58
Nielsen Finance LLC and Nielsen Finance Co. 10.00% 2014[6]		50		54
Williams Companies, Inc. 8.125% 2012		50		54
Serena Software, Inc. 10.375% 2016		50		53
Cricket Communications, Inc. 9.375% 2014[6]		50		53
St. Paul Travelers Companies, Inc. 6.25% 2016		50		53
CanWest Media Inc., Series B, 8.00% 2012		50		52
Hughes Communications, Inc. 9.50% 2014		50		52
American Cellular Corp., Series B, 10.00% 2011		25		27
Dobson Communications Corp. 8.875% 2013		25		26
Dollarama Group LP and Dollarama Corp. 8.875% 2012		50		52
National Grid PLC 6.30% 2016		50		52
Lafarge 6.15% 2011		50		51
Energy Transfer Partners, LP 6.125% 2017		50		51
HCA Inc., Term Loan B, 8.114% 2013[1,3]		50		51
Elizabeth Arden, Inc. 7.75% 2014		50		51
Goodman Global Holdings, Inc., Series B, 7.875% 2012		50		49
THL Buildco, Inc. 8.50% 2014		50		49
Sonoco, Inc. 5.75% 2017		50		49
Burlington Coat Factory Warehouse Corp. 11.125% 2014[6]		50		49
Allied Waste North America, Inc., Series B, 6.125% 2014		50		48
General Motors Corp. 7.125% 2013		50		47
Radio One, Inc. 6.375% 2013		50		47
Residential Accredit Loans, Inc., Series 2003-QS16, Class A-1, 5.00% 2018[3]		48		46
Neiman Marcus Group, Inc. 9.00% 2015[4]		35		38
Tenet Healthcare Corp. 7.375% 2013		30		28
Intelsat (Bermuda), Ltd. 11.25% 2016[6]		25		28
Argo-Tech Corp. 9.25% 2011		25		27
LBI Media, Inc. 10.125% 2012		25		27
Cinemark USA, Inc. 9.00% 2013		25		27
DynCorp International and DIV Capital Corp., Series A, 9.50% 2013		25		27
Fisher Communications, Inc. 8.625% 2014		25		27
Concentra Operating Corp. 9.125% 2012		25		26
Michaels Stores, Inc. 10.00% 2014[6]		25		26
Accellent Inc. 10.50% 2013		25		26
K&F Industries, Inc. 7.75% 2014		25		26
TransDigm Inc. 7.75% 2014		25		26
DRS Technologies, Inc. 7.625% 2018		25		26
Rural Cellular Corp. 9.75% 2010		25		26
Bon-Ton Department Stores, Inc. 10.25% 2014		25		26
Qwest Capital Funding, Inc. 7.25% 2011		25		26
Sally Holdings LLC and Sally Capital Inc. 9.25% 2014[6]		25		26
Seneca Gaming Corp. 7.25% 2012		25		26
Stater Bros. Holdings Inc. 8.125% 2012		25		26
Albertson’s, Inc. 8.00% 2031		25		25
Momentive Performance Materials Inc. 9.75% 2014[6]		25		25
AMC Entertainment Inc. 8.00% 2014		25		25
Technical Olympic USA, Inc. 9.00% 2010		25		25
Scottish Power PLC 5.375% 2015		25		25
Accuride Corp. 8.50% 2015		25		24
Pogo Producing Co. 6.625% 2015		25		24
Young Broadcasting Inc. 10.00% 2011		25		24
Meritage Homes Corp. 6.25% 2015		25		24
Morris Publishing Group, LLC and Morris Publishing Finance Co., Series B, 7.00% 2013		25		24
Midwest Generation, LLC, Series B, 8.56% 2016[3]		21		23
Building Materials Corp. of America 7.75% 2014		25		23
William Lyon Homes, Inc. 7.50% 2014		25		21
Owens-Brockway Glass Container Inc. 7.75% 2011		20		21
NRG Energy, Inc. 7.25% 2014		20		20
Northwest Airlines, Inc., Term Loan B, 8.866% 2013[1,3]		10		10
Northwest Airlines, Inc., Term Loan A, 7.116% 2018[1,3]		10		10
Boise Cascade, LLC and Boise Cascade Finance Corp. 7.125% 2014		20		19
Sensata Technologies BV 8.00% 2014[1,6]		20		19
Sanmina-SCI Corp. 6.75% 2013		20		18
SunGard Data Systems Inc. 9.125% 2013		10		11
Goodyear Tire & Rubber Co. 8.625% 2011[6]		10		10
Warner Chilcott Corp. 8.75% 2015		10		10
Tenneco Automotive Inc. 8.625% 2014		10		10
K. Hovnanian Enterprises, Inc. 8.875% 2012		10		10
Rouse Co. 6.75% 2013[6]		10		10
Entercom Radio, LLC 7.625% 2014		10		10
Warner Music Group 7.375% 2014		10		10
Riddell Bell Holdings Inc. 8.375% 2012		10		10
Georgia Gulf Corp. 9.50% 2014[6]		10		10
				10,495

Total bonds & notes (cost: $22,572,000)				22,677

Preferred stocks — 0.38%		Shares

U.S. DOLLARS — 0.38%
MUFG Capital Finance 1 Ltd. 6.346% noncumulative preferred[1]		100,000		102

Total preferred stocks (cost: $102,000)				102

Short-term securities — 11.64%		Principal amount (000)

Federal Farm Credit Banks 5.14% due 2/8/2007	$	US 1,800		1,789
Federal Home Loan Bank 5.17% due 2/23/2007		700		695
Barton Capital Corp. 5.31% due 1/2/2007[6]		640		640

Total short-term securities (cost: $3,124,000)				3,124

Total investment securities (cost: $25,798,000)				25,903
Other assets less liabilities				924

Net assets			$	US26,827

1 Coupon rate may change periodically.
2 Index-linked bond whose principal amount moves with a government retail price index.
3 Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
4 Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
5 This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.
6 Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities was $1,435,000, which represented 5.35% of the net assets of the fund.

High-Income Bond Fund
Investment portfolio

December 31, 2006

Bonds & notes — 83.44%	Principal amount (000)	Market value (000)

CONSUMER DISCRETIONARY — 24.38%
General Motors Corp. 7.20% 2011	$2,765	$2,689
General Motors Corp. 7.125% 2013	7,785	7,357
General Motors Corp. 7.25% 2013	€400	523
General Motors Corp. 7.70% 2016	$10,425	9,852
General Motors Corp. 8.80% 2021	6,157	5,849
General Motors Corp. 8.25% 2023	250	234
General Motors Corp. 8.375% 2033	700	651
CCH II, LLC and CCH II Capital Corp. 10.25% 2010	167	176
Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corp. 13.50% 2011	1,050	1,045
Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corp. 0%/12.125% 2012[1]	1,000	937
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 8.00% 2012[2]	2,375	2,479
Charter Communications Operating, LLC, Term Loan Facilities B, 8.005% 2013[3,4]	2,000	2,015
CCO Holdings, LLC and CCO Holdings Capital Corp. 8.75% 2013	6,808	7,106
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 8.375% 2014[2]	1,750	1,835
CCH I, LLC and CCH I Capital Corp. 11.00% 2015	3,700	3,816
Cinemark USA, Inc., Term Loan B, 7.32% 2013[3,4]	3,167	3,191
Cinemark USA, Inc. 9.00% 2013	4,895	5,213
Cinemark, Inc. 0%/9.75% 2014[1]	2,000	1,727
K. Hovnanian Enterprises, Inc. 6.00% 2010	3,000	2,887
K. Hovnanian Enterprises, Inc. 8.875% 2012	1,030	1,051
K. Hovnanian Enterprises, Inc. 6.25% 2015	400	382
K. Hovnanian Enterprises, Inc. 6.25% 2016	1,500	1,425
K. Hovnanian Enterprises, Inc. 7.50% 2016	2,535	2,560
K. Hovnanian Enterprises, Inc. 8.625% 2017	1,000	1,070
Dex Media East LLC, Dex Media East Finance Co., Series B, 9.875% 2009	500	525
R.H. Donnelley Inc. 10.875% 2012[2]	2,500	2,737
Dex Media, Inc., Series B, 0%/9.00% 2013[1]	250	224
Dex Media, Inc., Series B, 0%/9.00% 2013[1]	250	224
R.H. Donnelley Corp., Series A-2, 6.875% 2013	1,275	1,229
R.H. Donnelley Corp., Series A-1, 6.875% 2013	400	385
Dex Media, Inc., Series B, 8.00% 2013	2,575	2,665
R.H. Donnelley Corp., Series A-3, 8.875% 2016	675	712
Mirage Resorts, Inc. 6.75% 2007	550	555
Mirage Resorts, Inc. 6.75% 2008	500	506
MGM MIRAGE 6.00% 2009	2,375	2,381
MGM MIRAGE 6.75% 2012	1,050	1,039
MGM MIRAGE 6.75% 2013	2,580	2,535
MGM MIRAGE 6.625% 2015	1,550	1,484
Michaels Stores, Inc., Term Loan B, 8.375% 2013[3,4]	1,297	1,310
Michaels Stores, Inc. 10.00% 2014[2]	6,100	6,374
NTL Cable PLC 8.75% 2014	3,150	3,311
NTL Cable PLC 8.75% 2014	€500	710
NTL Cable PLC 9.75% 2014	£300	625
NTL Cable PLC 9.125% 2016	$2,450	2,600
Young Broadcasting Inc. 10.00% 2011	7,467	7,131
American Media Operations, Inc., Series B, 10.25% 2009	3,415	3,317
American Media Operations, Inc. 8.875% 2011	3,480	3,193
Linens ’n Things, Inc. 10.999% 2014[3]	6,650	6,484
CSC Holdings, Inc., Series B, 8.125% 2009	3,650	3,801
Cablevision Systems Corp., Series B, 8.00% 2012	2,690	2,656
Burlington Coat Factory Warehouse Corp. 11.125% 2014[2]	6,350	6,223
CanWest Media Inc., Series B, 8.00% 2012	5,866	6,152
Bon-Ton Department Stores, Inc. 10.25% 2014	5,550	5,703
Delphi Automotive Systems Corp. 6.55% 2006[5]	250	279
Delphi Automotive Systems Corp. 6.50% 2009[5]	3,500	3,937
Delphi Corp. 6.50% 2013[5]	555	605
Delphi Automotive Systems Corp. 7.125% 2029[5]	750	832
Radio One, Inc., Series B, 8.875% 2011[6]	4,000	4,150
Radio One, Inc. 6.375% 2013	900	846
Wynn Las Vegas, LLC and Wynn Las Vegas Capital Corp. 6.625% 2014	4,905	4,899
Tenneco Automotive Inc., Series B, 10.25% 2013	1,500	1,650
Tenneco Automotive Inc. 8.625% 2014	3,060	3,136
Sun Media Corp. 7.625% 2013	1,500	1,528
Quebecor Media Inc. 7.75% 2016	2,725	2,797
J.C. Penney Co., Inc. 8.00% 2010	750	799
J.C. Penney Co., Inc. 9.00% 2012	495	567
J.C. Penney Co., Inc. 7.65% 2016	1,650	1,817
J.C. Penney Co., Inc. 7.625% 2097	1,000	1,024
Technical Olympic USA, Inc. 9.00% 2010	450	445
Technical Olympic USA, Inc. 10.375% 2012	3,775	3,416
Mohegan Tribal Gaming Authority 6.375% 2009	2,575	2,588
Mohegan Tribal Gaming Authority 6.125% 2013	250	249
Mohegan Tribal Gaming Authority 7.125% 2014	950	968
Education Management LLC and Education Management Finance Corp. 10.25% 2016[2]	3,475	3,692
Grupo Posadas, SA de CV 8.75% 2011[2]	3,450	3,631
Morris Publishing Group, LLC and Morris Publishing Finance Co., Series B, 7.00% 2013	3,775	3,596
Neiman Marcus Group, Inc. 9.00% 2015[7]	3,095	3,393
Sealy Mattress Co. 8.25% 2014	3,200	3,360
Toys “R” Us, Inc. 7.625% 2011	2,130	1,970
Toys “R” Us-Delaware, Inc., Term Loan B, 9.625% 2012[3,4]	1,250	1,291
Vidéotron Ltée 6.875% 2014	1,995	2,017
Vidéotron Ltée 6.375% 2015	1,220	1,199
Viacom Inc. 5.75% 2011	3,000	3,004
Circus and Eldorado Joint Venture and Silver Legacy Resort Casino 10.125% 2012	2,750	2,901
Dollarama Group LP and Dollarama Corp. 8.875% 2012	2,750	2,860
Telenet Communications NV 9.00% 2013	€1,195	1,739
Telenet Group Holding NV 0%/11.50% 2014[1,2]	$1,184	1,073
Goodyear Tire & Rubber Co. 9.14% 2009[2,3]	675	681
Goodyear Tire & Rubber Co. 8.625% 2011[2]	2,025	2,101
XM Satellite Radio Inc. and XM Satellite Radio Holdings Inc. 9.75% 2014	2,650	2,663
Iesy Repository GmbH 10.125% 2015	€500	684
Iesy Repository GmbH 10.375% 2015[2]	$2,000	1,953
William Lyon Homes, Inc. 10.75% 2013	1,750	1,676
William Lyon Homes, Inc. 7.50% 2014	1,125	942
Kabel Deutschland GmbH 10.625% 2014	2,350	2,617
Idearc Inc. 8.00% 2016[2]	2,525	2,576
Boyd Gaming Corp. 7.75% 2012	1,300	1,350
Boyd Gaming Corp. 8.75% 2012	500	525
Boyd Gaming Corp. 6.75% 2014	500	501
Seneca Gaming Corp. 7.25% 2012	2,125	2,173
Riddell Bell Holdings Inc. 8.375% 2012	2,200	2,162
Meritage Corp. 7.00% 2014	500	495
Meritage Homes Corp. 6.25% 2015	1,725	1,647
LBI Media, Inc. 10.125% 2012	2,000	2,133
Liberty Media Corp. 7.875% 2009	1,000	1,048
Liberty Media Corp. 8.25% 2030	1,050	1,034
Gaylord Entertainment Co. 8.00% 2013	1,445	1,506
Gaylord Entertainment Co. 6.75% 2014	500	499
Warner Music Group 7.375% 2014	2,000	1,990
Fisher Communications, Inc. 8.625% 2014	1,860	1,981
Royal Caribbean Cruises Ltd. 7.00% 2007	725	735
Royal Caribbean Cruises Ltd. 8.00% 2010	875	933
Royal Caribbean Cruises Ltd. 8.75% 2011	275	302
Visteon Corp. 8.25% 2010	2,000	1,960
Aztar Corp. 7.875% 2014	1,750	1,910
WDAC Intermediate Corp. 8.375% 2014[2]	1,450	1,499
WDAC Intermediate Corp. 8.50% 2014	€250	350
AMC Entertainment Inc. 9.50% 2011	$767	774
AMC Entertainment Inc. 9.875% 2012	375	396
AMC Entertainment Inc. 8.00% 2014	500	499
Atlantic Broadband Finance, LLC and Atlantic Broadband Finance, Inc. 9.375% 2014	1,575	1,601
Beazer Homes USA, Inc. 8.125% 2016	1,500	1,598
Mediacom Broadband LLC and Medicom Broadband Corp. 8.50% 2015[2]	1,500	1,526
Ford Motor Co. 6.50% 2018	2,000	1,520
Century Communications Corp. 0% 2003[5]	1,000	1,068
Adelphia Communications Corp. 10.25% 2011[5]	450	430
Standard Pacific Corp. 5.125% 2009	1,000	973
Standard Pacific Corp. 7.00% 2015	500	484
D.R. Horton, Inc. 8.00% 2009	875	917
D.R. Horton, Inc. 7.875% 2011	300	323
D.R. Horton, Inc. 6.875% 2013	200	207
Hanesbrands Inc. 8.734% 2014[2,3]	1,120	1,145
Clear Channel Communications, Inc. 5.75% 2013	695	619
Clear Channel Communications, Inc. 5.50% 2014	605	511
Dillard’s, Inc. 6.625% 2008	700	711
Dillard Department Stores, Inc. 9.125% 2011	350	378
DIRECTV Holdings LLC and DIRECTV Financing Co., Inc. 8.375% 2013	1,021	1,067
Sally Holdings LLC and Sally Capital Inc. 9.25% 2014[2]	1,025	1,049
Regal Cinemas Corp., Series B, 9.375% 2012[8]	1,000	1,049
Hilton Hotels Corp. 7.625% 2008	265	273
Hilton Hotels Corp. 7.20% 2009	610	639
KB Home 6.25% 2015	950	892
RBS-Zero Editora Jornalística SA 11.00% 2010[2]	758	821
WCI Communities, Inc. 9.125% 2012	700	670
TRW Automotive Acquisition Corp. 9.375% 2013	607	654
Harrah’s Operating Co., Inc. 7.125% 2007	250	251
Harrah’s Operating Co., Inc. 5.625% 2015	400	344
Warnaco, Inc. 8.875% 2013	500	534
Ryland Group, Inc. 5.375% 2008	500	497
Carmike Cinemas, Inc., Term Loan B, 8.60% 2012[3,4]	323	328
KAC Acquisition Corp. 8.00% 2026[2,7,8]	78	78
Stoneridge, Inc. 11.50% 2012	10	10
		282,581

INDUSTRIALS — 11.96%
Continental Airlines, Inc. 8.75% 2011	1,250	1,266
Continental Airlines, Inc., Series 1998-1, Class B, 6.748% 2018[4]	700	694
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 2019[4]	761	786
Continental Airlines, Inc., Series 2000-2, Class B, 8.307% 2019[4]	1,438	1,492
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 2020[4]	760	787
Continental Airlines, Inc., Series 2003-ERJ3, Class A, 7.875% 2020[4]	5,147	5,253
Continental Airlines, Inc., Series 2001-1, Class A-1, 6.703% 2022[4]	1,860	1,917
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707% 2022[4]	1,037	1,126
Continental Airlines, Inc., Series 2000-1, Class A-1, 8.048% 2022[4]	459	511
Continental Airlines, Inc., Series 2000-1, Class B, 8.388% 2022[4]	909	945
American Airlines, Inc., Series 1999-1, Class B, 7.324% 2011[4]	1,855	1,892
American Airlines, Inc., Series 2001-1, Class A-2, 6.817% 2012[4]	2,000	2,033
American Airlines, Inc., Series 2001-2, Class A-2, 7.858% 2013[4,6]	3,370	3,684
American Airlines, Inc., Series 2001-1, Class B, 7.377% 2019[4]	3,790	3,707
AMR Corp. 10.00% 2021	1,000	1,025
Nielsen Finance LLC, Term Loan B, 8.125% 2013[3,4]	2,000	2,020
Nielsen Finance LLC and Nielsen Finance Co. 10.00% 2014[2]	5,600	6,097
Nielsen Finance LLC and Nielsen Finance Co. 0%/12.50% 2016[1,2]	2,975	2,064
United Air Lines, Inc., Series 2001-1, Class A-2, 6.201% 2010[4]	402	405
UAL Corp., Term Loan B, 9.123% 2012[3,4]	5,043	5,080
UAL Corp., Term Loan B, 9.123% 2012[3,4]	751	756
United Air Lines, Inc., Series 2001-1, Class A-1, 6.071% 2014[4]	1,119	1,125
United Air Lines, Inc., Series 2001-1, Class A-3, 6.602% 2015[4]	2,330	2,363
Allied Waste North America, Inc. 8.50% 2008	1,875	1,980
Allied Waste North America, Inc., Series B, 6.50% 2010	1,000	1,008
Allied Waste North America, Inc., Series B, 5.75% 2011	1,500	1,459
Allied Waste North America, Inc. 7.875% 2013	400	415
Allied Waste North America, Inc., Series B, 6.125% 2014	1,500	1,433
Allied Waste North America, Inc., Series B, 7.375% 2014	3,100	3,100
Allied Waste North America, Inc. 7.25% 2015	100	101
Northwest Airlines, Inc. 8.875% 2006[5]	500	470
Northwest Airlines, Inc. 9.875% 2007[5]	1,000	970
Northwest Airlines, Inc. 7.875% 2008[5]	665	628
Northwest Airlines, Inc. 10.00% 2009[5]	1,000	950
Northwest Airlines, Inc., Term Loan B, 8.866% 2013[3,4]	2,590	2,609
Northwest Airlines, Inc., Term Loan A, 7.112% 2018[3,4]	3,740	3,740
NTK Holdings Inc. 0%/10.75% 2014[1]	5,250	3,701
THL Buildco, Inc. 8.50% 2014	3,435	3,383
DRS Technologies, Inc. 6.875% 2013	2,675	2,708
DRS Technologies, Inc. 6.625% 2016	2,000	2,025
DRS Technologies, Inc. 7.625% 2018	875	906
DynCorp International and DIV Capital Corp., Series A, 9.50% 2013	4,388	4,673
Ashtead Group PLC 8.625% 2015[2]	1,675	1,750
Ashtead Capital, Inc. 9.00% 2016[2]	2,625	2,822
Argo-Tech Corp. 9.25% 2011[6]	4,135	4,486
Standard Aero Holdings, Inc. 8.25% 2014	4,255	4,319
Horizon Lines, LLC and Horizon Lines Holding Corp. 9.00% 2012	3,901	4,116
Goodman Global Holdings, Inc., Series B, 7.875% 2012	3,530	3,486
Goodman Global Holdings, Inc., Series B, 8.36% 2012[3]	359	365
TFM, SA de CV 9.375% 2012	2,150	2,306
TFM, SA de CV 12.50% 2012	820	890
CCMG Acquisition Corp. 10.50% 2016[2]	2,850	3,149
K&F Industries, Inc. 7.75% 2014	3,040	3,146
United Rentals (North America), Inc., Series B, 6.50% 2012	2,250	2,233
United Rentals (North America), Inc. 7.75% 2013	500	504
Terex Corp. 9.25% 2011	1,500	1,570
Terex Corp. 7.375% 2014	1,000	1,020
Quebecor World Inc. 8.75% 2016[2]	2,635	2,536
American Standard Inc. 8.25% 2009	1,500	1,585
American Standard Inc. 7.625% 2010	500	524
Kansas City Southern Railway Co. 9.50% 2008	685	719
Kansas City Southern Railway Co. 7.50% 2009	1,365	1,384
RBS Global, Inc. and Rexnord Corp. 9.50% 2014[2]	625	653
RBS Global, Inc. and Rexnord Corp. 11.75% 2016[2]	900	945
RSC Equipment Rental, Second Lien Term Loan B, 8.87% 2013[3,4]	1,575	1,591
Williams Scotsman, Inc. 8.50% 2015	1,425	1,494
UCAR Finance Inc. 10.25% 2012	1,230	1,302
Accuride Corp. 8.50% 2015	1,340	1,296
FTI Consulting, Inc. 7.625% 2013	1,000	1,038
Bombardier Inc. 6.75% 2012[2]	900	887
ACIH, Inc. 0%/11.50% 2012[1,2]	1,225	851
Delta Air Lines, Inc. 8.00% 2007[2,5]	1,250	834
TransDigm Inc. 7.75% 2014	775	802
Mobile Storage Group, Inc. 9.75% 2014[2]	700	735
		138,625

TELECOMMUNICATION SERVICES — 9.50%
American Tower Corp. 7.25% 2011	3,675	3,822
American Tower Corp. 7.125% 2012	8,115	8,379
American Tower Corp. 7.50% 2012	1,925	2,002
U S WEST Capital Funding, Inc. 6.375% 2008	250	252
Qwest Capital Funding, Inc. 7.00% 2009	2,250	2,301
Qwest Capital Funding, Inc. 7.90% 2010	1,660	1,737
Qwest Capital Funding, Inc. 7.25% 2011	3,850	3,951
Qwest Communications International Inc. 7.25% 2011	600	617
Qwest Communications International Inc., Series B, 7.50% 2014	2,000	2,070
U S WEST Capital Funding, Inc. 6.875% 2028	1,200	1,103
Intelsat (Bermuda), Ltd. 10.484% 2012[3]	1,550	1,571
Intelsat (Bermuda), Ltd. 8.25% 2013	3,215	3,279
Intelsat (Bermuda), Ltd. 8.625% 2015	1,685	1,761
Intelsat PanAmSat Opco 9.00% 2016[2]	2,200	2,340
Intelsat (Bermuda), Ltd. 9.25% 2016[2]	2,100	2,268
Intelsat (Bermuda), Ltd. 11.25% 2016[2]	500	551
Dobson Cellular Systems, Inc. 8.375% 2011[2]	1,000	1,059
American Cellular Corp., Series B, 10.00% 2011	2,425	2,577
Dobson Cellular Systems, Inc. 9.875% 2012	3,950	4,325
Dobson Communications Corp. 8.875% 2013	3,712	3,800
Windstream Corp. 8.125% 2013[2]	5,725	6,226
Valor Telecommunications Enterprises, LLC and Valor Telecommunications Enterprises Finance Corp. 7.75% 2015	1,740	1,881
Windstream Corp. 8.625% 2016[2]	1,875	2,063
Centennial Cellular Corp. 10.75% 2008	607	612
Centennial Communications Corp. and Centennial Cellular Operating Co. LLC 10.125% 2013	1,695	1,835
Centennial Communications Corp. 11.122% 2013[3]	2,950	3,134
Centennial Communications Corp., Centennial Cellular Operating Co. LLC and
Centennial Puerto Rico Operations Corp. 8.125% 2014[3]	3,450	3,558
Nextel Communications, Inc., Series E, 6.875% 2013	1,055	1,067
Nextel Communications, Inc., Series D, 7.375% 2015	6,750	6,928
Triton PCS, Inc. 8.50% 2013	6,625	6,377
Cricket Communications, Inc. 9.375% 2014[2]	5,150	5,459
Hawaiian Telcom Communications, Inc. 9.75% 2013	2,260	2,277
Hawaiian Telcom Communications, Inc. 10.889% 2013[3]	1,725	1,734
Hawaiian Telcom Communications, Inc., Series B, 12.50% 2015	425	447
Rogers Wireless Inc. 7.25% 2012	600	639
Rogers Wireless Inc. 7.50% 2015	3,175	3,461
Cincinnati Bell Inc. 7.25% 2013	3,325	3,458
SBC Communications Inc. 4.125% 2009[6]	2,500	2,430
Rural Cellular Corp. 9.75% 2010	1,250	1,291
Rural Cellular Corp. 11.121% 2012[3]	850	890
Millicom International Cellular SA 10.00% 2013	1,320	1,445
France Télécom 7.75% 2011[3]	1,000	1,090
Level 3 Financing, Inc. 9.25% 2014[2]	1,000	1,025
NTELOS Inc., Term Loan B, 7.60% 2011[3,4]	992	998
		110,090

MATERIALS — 8.42%
JSG Funding PLC 9.625% 2012	1,526	1,625
JSG Funding PLC 7.75% 2015	€750	1,004
JSG Funding PLC 7.75% 2015	$1,000	965
JSG Holdings PLC 11.50% 2015[7]	€5,588	7,495
Owens-Illinois, Inc. 8.10% 2007	$500	504
Owens-Brockway Glass Container Inc. 8.875% 2009	391	402
Owens-Illinois, Inc. 7.50% 2010	1,275	1,286
Owens-Brockway Glass Container Inc. 7.75% 2011	3,350	3,459
Owens-Brockway Glass Container Inc. 8.75% 2012	1,525	1,624
Owens-Brockway Glass Container Inc. 6.75% 2014	€375	498
Nalco Co. 7.75% 2011	$3,740	3,843
Nalco Co. 8.875% 2013	500	532
Nalco Finance Holdings LLC and Nalco Finance Holdings Inc. 0%/9.00% 2014[1]	1,900	1,549
Abitibi-Consolidated Co. of Canada 5.25% 2008	700	676
Abitibi-Consolidated Finance LP 7.875% 2009	767	752
Abitibi-Consolidated Inc. 8.55% 2010	680	649
Abitibi-Consolidated Inc. 7.75% 2011	525	474
Abitibi-Consolidated Co. of Canada 8.86% 2011[3]	475	454
Abitibi-Consolidated Co. of Canada 6.00% 2013	460	370
Abitibi-Consolidated Co. of Canada 8.375% 2015	2,715	2,362
Georgia Gulf Corp. 9.50% 2014[2]	4,200	4,116
Georgia Gulf Corp. 10.75% 2016[2]	1,600	1,544
Jefferson Smurfit Corp. (U.S.) 8.25% 2012	525	515
Stone Container Corp. 8.375% 2012	1,430	1,409
Jefferson Smurfit Corp. (U.S.) 7.50% 2013	3,650	3,449
Building Materials Corp. of America 8.00% 2008	1,200	1,257
Building Materials Corp. of America 7.75% 2014	4,275	3,890
Plastipak Holdings, Inc. 8.50% 2015[2]	4,585	4,791
Boise Cascade, LLC and Boise Cascade Finance Corp. 7.125% 2014	4,900	4,765
Equistar Chemicals, LP 10.125% 2008	525	560
Lyondell Chemical Co. 10.50% 2013	2,000	2,210
Lyondell Chemical Co. 8.25% 2016	1,550	1,635
Associated Materials Inc. 9.75% 2012	3,160	3,271
AMH Holdings, Inc. 0%/11.25% 2014[1]	1,650	1,122
Momentive Performance Materials Inc. 9.75% 2014[2]	2,750	2,764
Momentive Performance Materials Inc. 11.50% 2016[2]	1,000	985
Graphic Packaging International, Inc. 8.50% 2011	3,500	3,640
Domtar Inc. 7.125% 2015	2,550	2,512
Ainsworth Lumber Co. Ltd. 7.25% 2012	500	396
Ainsworth Lumber Co. Ltd. 6.75% 2014	2,725	2,085
FMG Finance Pty Ltd. 10.625% 2016[2]	2,250	2,424
Rockwood Specialties Group, Inc. 7.50% 2014	1,400	1,418
Rockwood Specialties Group, Inc. 7.625% 2014	€700	986
United States Steel Corp. 9.75% 2010	$2,103	2,248
Covalence Specialty Materials Corp. 10.25% 2016[2]	2,075	1,909
AEP Industries Inc. 7.875% 2013	1,525	1,548
C10 Capital (SPV) Ltd. 6.722% (undated)[2,3]	1,275	1,277
Rhodia 10.25% 2010	1,072	1,227
Neenah Paper, Inc. 7.375% 2014	1,200	1,152
Graham Packaging Co., LP and GPC Capital Corp. 9.875% 2014	1,000	1,015
Vale Overseas Ltd. 6.25% 2017	1,000	1,010
Crystal US Holdings 3 LLC and Crystal US Sub 3 Corp., Series B, 0%/10.50% 2014[1]	500	433
BCP Caylux Holdings Luxembourg SCA 9.625% 2014	390	433
Allegheny Technologies, Inc. 8.375% 2011	750	806
Airgas, Inc. 6.25% 2014	750	728
Georgia-Pacific Corp., First Lien Term Loan B, 7.353% 2012[3,4]	594	598
Steel Dynamics, Inc. 9.50% 2009	500	516
Chemtura Corp. 6.875% 2016	435	421
		97,588

INFORMATION TECHNOLOGY — 5.54%
Hughes Communications, Inc. 9.50% 2014	9,150	9,596
Sanmina-SCI Corp., Term Loan B, 7.938% 2008[3,4]	125	125
Sanmina-SCI Corp. 8.125% 2016	9,150	8,898
NXP BV and NXP Funding LLC 7.875% 2014[2]	2,150	2,233
NXP BV and NXP Funding LLC 9.50% 2015[2]	4,825	4,970
Celestica Inc. 7.875% 2011	4,600	4,577
Celestica Inc. 7.625% 2013	2,250	2,205
SunGard Data Systems Inc. 9.125% 2013	4,250	4,484
SunGard Data Systems Inc. 10.25% 2015	1,000	1,073
Serena Software, Inc. 10.375% 2016	5,050	5,385
Electronic Data Systems Corp., Series B, 6.50% 2013[3]	4,470	4,506
Electronic Data Systems Corp. 7.45% 2029	500	549
Xerox Corp. 7.125% 2010	3,565	3,761
Xerox Corp. 7.625% 2013	1,000	1,055
Sensata Technologies BV 8.25% 2014[2,3]	4,870	4,700
Solectron Global Finance, LTD 8.00% 2016	1,500	1,526
Nortel Networks Ltd. 9.624% 2011[2,3]	1,250	1,323
Iron Mountain Inc. 7.75% 2015	1,060	1,087
Jabil Circuit, Inc. 5.875% 2010	875	869
Motorola, Inc. 8.00% 2011	625	692
Firestone Acquisition Corp. 8.875% 2014[2]	425	426
MagnaChip Semiconductor SA and MagnaChip Semiconductor Finance Co. 8.61% 2011[3]	175	151
		64,191

FINANCIALS — 5.16%
Ford Motor Credit Co. 5.80% 2009	1,000	982
Ford Motor Credit Co. 7.875% 2010	2,125	2,144
Ford Motor Credit Co. 9.75% 2010[2]	750	798
Ford Motor Credit Co. 7.375% 2011	1,425	1,412
Ford Motor Credit Co. 9.875% 2011[6]	2,000	2,141
Ford Motor Credit Co. 8.11% 2012[3]	3,300	3,274
Providian Financial Corp., Series A, 9.525% 2027[2]	3,500	3,675
Washington Mutual Preferred Funding I Ltd. 6.534% (undated)[2,3]	6,000	5,952
General Motors Acceptance Corp. 7.25% 2011	2,197	2,287
General Motors Acceptance Corp. 6.875% 2012	300	308
General Motors Acceptance Corp. 7.00% 2012	1,450	1,498
General Motors Acceptance Corp. 7.569% 2014[3]	1,650	1,729
E*TRADE Financial Corp. 8.00% 2011	400	420
E*TRADE Financial Corp. 7.375% 2013	225	235
E*TRADE Financial Corp. 7.875% 2015	3,935	4,201
Host Marriott, LP, Series M, 7.00% 2012	2,470	2,519
Host Marriott, LP, Series K, 7.125% 2013	1,125	1,156
Host Hotels & Resorts LP 6.875% 2014[2]	1,150	1,170
TuranAlem Finance BV 7.875% 2010	1,500	1,560
TuranAlem Finance BV 7.75% 2013[2]	2,000	2,043
TuranAlem Finance BV 8.50% 2015	500	521
TuranAlem Finance BV 8.50% 2015[2]	260	271
Rouse Co. 3.625% 2009	615	585
Rouse Co. 7.20% 2012	695	714
Rouse Co. 5.375% 2013	390	364
Rouse Co. 6.75% 2013[2]	2,225	2,246
HSBC Finance Corp. 5.00% 2015	2,265	2,206
ILFC E-Capital Trust II 6.25% 2065[2,3,6]	2,000	2,035
Lazard Group LLC 7.125% 2015	1,685	1,748
Sumitomo Mitsui Banking Corp. 5.625% (undated)[2,3]	1,250	1,224
Sumitomo Mitsui Banking Corp. 6.078% (undated)[2,3]	500	498
Downey Financial Corp. 6.50% 2014	1,250	1,255
Standard Chartered PLC 6.409% (undated)[2]	1,200	1,193
PNC Funding Corp., Series I, 6.517% (undated)[2,3]	1,000	1,018
Resona Bank, Ltd. 5.85% (undated)[2,3]	1,000	978
UnumProvident Finance Co. PLC 6.85% 2015[2]	800	833
Kazkommerts International BV 8.50% 2013	500	539
Sovereign Capital Trust I 9.00% 2027	500	518
Chevy Chase Bank, FSB 6.875% 2013	500	503
Capital One Financial Corp. 8.75% 2007	500	501
iStar Financial, Inc., Series B, 4.875% 2009	500	495
		59,749

ENERGY — 4.88%
Williams Companies, Inc. 6.375% 2010[2]	1,000	1,011
Williams Companies, Inc. 7.372% 2010[2,3]	1,500	1,538
Northwest Pipeline Corp. 8.125% 2010	1,375	1,439
Transcontinental Gas Pipe Line Corp., Series B, 7.00% 2011	175	181
Williams Partners LP 7.50% 2011[2]	3,825	4,007
Williams Companies, Inc. 8.125% 2012	1,900	2,066
Transcontinental Gas Pipe Line Corp. 6.40% 2016	100	102
Williams Partners LP 7.25% 2017[2]	1,525	1,563
Williams Companies, Inc. 7.875% 2021	250	269
Transcontinental Gas Pipe Line Corp. 7.25% 2026	975	1,010
Williams Companies, Inc. 8.75% 2032	1,800	2,043
Pogo Producing Co. 7.875% 2013	3,950	4,029
Pogo Producing Co. 6.625% 2015	450	431
Pogo Producing Co. 6.875% 2017	3,100	2,976
Newfield Exploration Co., Series B, 7.45% 2007	250	254
Newfield Exploration Co. 7.625% 2011	500	526
Newfield Exploration Co. 6.625% 2014	1,325	1,332
Newfield Exploration Co. 6.625% 2016	4,250	4,250
Drummond Co., Inc. 7.375% 2016[2]	5,070	4,994
El Paso Corp. 6.375% 2009	550	558
El Paso Corp. 7.75% 2010	1,445	1,535
El Paso Energy Corp. 7.375% 2012	445	471
El Paso Corp. 7.875% 2012	675	727
El Paso Corp. 6.95% 2028	1,000	1,000
OPTI Canada Inc. 8.25% 2014[2]	2,700	2,788
Premcor Refining Group Inc. 9.25% 2010	850	889
Premcor Refining Group Inc. 6.75% 2011	1,150	1,195
Premcor Refining Group Inc. 9.50% 2013	625	675
Teekay Shipping Corp. 8.875% 2011	2,075	2,238
Encore Acquisition Co. 6.00% 2015	2,350	2,156
American Commercial Lines LLC and ACL Finance Corp. 9.50% 2015	1,816	2,027
Massey Energy Co. 6.875% 2013	1,500	1,418
Enterprise Products Operating LP 8.375% 2066[3]	1,300	1,411
Sabine Pass LNG, L.P. 7.25% 2013[2]	1,000	996
International Coal Group, Inc. 10.25% 2014	750	754
Overseas Shipholding Group, Inc. 8.25% 2013	650	687
Ultrapetrol (Bahamas) Ltd., First Preferred Ship Mortgage Notes, 9.00% 2014	575	561
Peabody Energy Corp. 5.875% 2016	500	490
		56,597

UTILITIES — 3.78%
Mission Energy Holding Co. 13.50% 2008	2,100	2,326
Edison Mission Energy 7.73% 2009	6,325	6,578
Edison Mission Energy 7.50% 2013	4,700	4,935
Edison Mission Energy 7.75% 2016	1,300	1,385
Midwest Generation, LLC, Series B, 8.56% 2016[4]	2,108	2,325
Midwest Generation, LLC and Midwest Finance Corp. 8.75% 2034	2,200	2,398
AES Corp. 9.50% 2009	396	426
AES Corp. 9.375% 2010	1,497	1,634
AES Corp. 8.75% 2013[2]	5,100	5,489
AES Gener SA 7.50% 2014	750	796
AES Red Oak, LLC, Series A, 8.54% 2019[4]	442	483
NRG Energy, Inc. 7.25% 2014	2,125	2,146
NRG Energy, Inc. 7.375% 2016	3,775	3,803
Nevada Power Co., General and Refunding Mortgage Bonds, Series A, 8.25% 2011	150	165
Nevada Power Co., General and Refunding Mortgage Notes, Series G, 9.00% 2013	2,638	2,862
Sierra Pacific Resources 8.625% 2014	875	944
Nevada Power Co., General and Refunding Mortgage Notes, Series L, 5.875% 2015	275	275
Nevada Power Co., General and Refunding Mortgage Notes, Series M, 5.95% 2016	500	501
FPL Energy National Wind Portfolio, LLC 6.125% 2019[2,4]	1,423	1,381
PSEG Energy Holdings Inc. 8.625% 2008	1,176	1,211
Mirant Americas Generation, Inc. 8.30% 2011	950	979
Electricidad de Caracas Finance BV 10.25% 2014[2]	735	766
		43,808

HEALTH CARE — 3.60%
HCA Inc., Term Loan B, 8.114% 2013[3,4]	7,650	7,765
HCA Inc. 9.125% 2014[2]	495	530
HCA Inc. 9.25% 2016[2]	1,640	1,761
HCA Inc. 9.625% 2016[2,7]	890	959
HealthSouth Corp. 11.354% 2014[2,3]	425	455
HealthSouth Corp. 10.75% 2016[2]	5,100	5,514
Warner Chilcott Corp. 8.75% 2015	5,187	5,343
Tenet Healthcare Corp. 6.375% 2011	2,975	2,737
Tenet Healthcare Corp. 7.375% 2013	1,825	1,686
Tenet Healthcare Corp. 9.875% 2014	675	690
Tenet Healthcare Corp. 9.25% 2015	175	176
Concentra Operating Corp. 9.50% 2010	4,155	4,384
Concentra Operating Corp. 9.125% 2012	825	870
Accellent Inc. 10.50% 2013	2,650	2,763
Team Finance LLC and Health Finance Corp. 11.25% 2013	1,485	1,544
AMR HoldCo, Inc. and EmCare HoldCo, Inc. 10.00% 2015	1,410	1,533
Mylan Laboratories Inc. 5.75% 2010	1,150	1,153
Triad Hospitals, Inc. 7.00% 2012	925	946
Select Medical Corp. 7.625% 2015	1,120	935
		41,744

CONSUMER STAPLES — 3.05%
SUPERVALU INC., Term Loan B, 7.10% 2012[3,4]	$1,494	$1,501
SUPERVALU INC. 7.50% 2012	540	559
Albertson’s, Inc. 7.25% 2013	1,260	1,288
Albertson’s, Inc. 8.00% 2031	3,575	3,644
Dole Food Co., Inc. 7.25% 2010	1,050	1,005
Dole Food Co., Inc. 8.875% 2011	4,888	4,839
Stater Bros. Holdings Inc. 8.86% 2010[3]	1,100	1,119
Stater Bros. Holdings Inc. 8.125% 2012	3,850	3,927
Vitamin Shoppe 12.874% 2012[3]	3,030	3,182
Spectrum Brands, Inc. 7.375% 2015	3,000	2,610
Petro Stopping Centers, LP and Petro Financial Corp. 9.00% 2012	2,235	2,324
Jean Coutu Group (PJC) Inc. 7.625% 2012	125	132
Jean Coutu Group (PJC) Inc. 8.50% 2014	2,160	2,184
Rite Aid Corp. 6.125% 2008[2]	750	743
Rite Aid Corp. 9.50% 2011	1,000	1,051
Rite Aid Corp. 7.50% 2015	300	299
Duane Reade Inc. 9.86% 2010[3]	2,000	2,080
Elizabeth Arden, Inc. 7.75% 2014	1,165	1,180
Tyson Foods, Inc. 6.85% 2016[3]	1,000	1,032
Ahold Finance U.S.A., Inc. 6.25% 2009	410	420
Winn-Dixie Pass Through Trust, Series 1999-1, Class A-1, 7.803% 2017[2,4,5,8]	247	185
		35,304

NON-U.S. GOVERNMENT BONDS & NOTES — 1.54%
Argentina (Republic of) 4.193% 2012[3,4]	1,625	1,153
Argentina (Republic of) 5.83% 2033[4,7,9]	ARS6,377	2,197
Argentina (Republic of) 0% 2035	$13,800	1,842
Argentina (Republic of) GDP-Linked 2035	ARS5,935	231
United Mexican States Government Global 11.375% 2016	$1,015	1,464
United Mexican States Government, Series M20, 10.00% 2024	MXP15,000	1,724
Panama (Republic of) Global 7.125% 2026	$310	336
Panama (Republic of) Global 9.375% 2029	130	174
Panama (Republic of) Global 6.70% 2036[4]	1,522	1,590
Egypt (Arab Republic of) Treasury Bill 0% 2007	EGP11,400	1,837
Colombia (Republic of) Global 10.75% 2013	$500	621
Colombia (Republic of) Global 12.00% 2015	COP2,180,000	1,159
Russian Federation 8.25% 2010[4]	$778	815
Russian Federation 8.25% 2010[2,4]	583	611
Brazil (Federal Republic of) Global 7.875% 2015	250	279
Brazil (Federal Republic of) Global 11.00% 2040	550	729
Dominican Republic 9.04% 2018[2,4]	683	786
Turkey (Republic of) 12.375% 2009	250	289
		17,837

MORTGAGE-BACKED OBLIGATIONS[4]— 1.32%
Tower Ventures, LLC, Series 2006-1, Class F, 7.036% 2036[2]	5,970	6,077
SBA CMBS Trust, Series 2006-1A, Class F, 6.709% 2036[2]	235	235
SBA CMBS Trust, Series 2006-1A, Class G, 6.904% 2036[2]	2,235	2,235
SBA CMBS Trust, Series 2006-1A, Class H, 7.389% 2036[2]	1,235	1,235
SBA CMBS Trust, Series 2006-1A, Class J, 7.825% 2036[2]	1,235	1,235
Crown Castle Towers LLC, Series 2006-1, Class F, 6.650% 2036[2]	3,600	3,591
Crown Castle Towers LLC, Series 2006-1, Class G, 6.795% 2036[2]	700	698
		15,306

ASSET-BACKED OBLIGATIONS[4]— 0.24%
Consumer Credit Reference Index Securities Program Trust, Series 2002-2A, Class FX, 10.421% 2007[2]	2,750	2,772

MUNICIPALS — 0.07%
State of Wisconsin, Badger Tobacco Asset Securitization Corp., Tobacco Settlement Asset-backed Bonds, 6.125% 2027	745	805

Total bonds & notes (cost: $941,635,000)		966,997

Convertible securities — 1.64%	Shares or principal amount	Market value (000)

CONSUMER DISCRETIONARY — 0.75%
Amazon.com, Inc. 6.875% PEACS convertible notes 2010	€2,593,000	$3,481
Gray Communications Systems, Inc., Series C, 8.00% convertible preferred 2012[2,7,8]	300	2,648
Ford Motor Co. Capital Trust II 6.50% cumulative convertible trust preferred 2032	75,000	2,565
		8,694

INFORMATION TECHNOLOGY — 0.48%
Conexant Systems, Inc. 4.00% convertible notes 2007	$3,600,000	3,604
SCI Systems, Inc. 3.00% convertible debentures 2007	$2,000,000	1,998
		5,602

TELECOMMUNICATION SERVICES — 0.24%
American Tower Corp. 5.00% convertible debentures 2010	$2,750,000	2,753

UTILITIES — 0.17%
AES Trust VII 6.00% convertible preferred 2008	40,000	1,980

Total convertible securities (cost: $17,421,000)		19,029

Preferred stocks — 2.57%	Shares

FINANCIALS — 2.57%
Fuji JGB Investment LLC, Series A, 9.87% noncumulative preferred[2,3]	5,500,000	5,830
IBJ Preferred Capital Co. LLC, Series A, 8.79% noncumulative preferred[2,3]	2,000,000	2,093
Tokai Preferred Capital Co. LLC, Series A, 9.98% noncumulative preferred[2,3]	6,114,000	6,486
Shinsei Finance II (Cayman) Ltd. 7.16% noncumulative preferred[2,3]	5,370,000	5,471
Swire Pacific Capital Ltd. 8.84% cumulative guaranteed perpetual capital securities[2]	160,000	4,605
First Republic Capital Corp., Series A, 10.50% preferred[2]	2,000	2,155
SB Treasury Co. LLC, Series A, 9.40% noncumulative preferred[2,3]	2,000,000	2,106
Fannie Mae, Series O, 7.00% preferred[2,3]	20,000	1,071
		29,817

CONSUMER DISCRETIONARY — 0.00%
Adelphia Communications Corp., Series B, 13.00% preferred 2009[8,10]	10,000	—

Total preferred stocks (cost: $26,555,000)		29,817

Common stocks — 1.37%

UTILITIES — 0.48%
Drax Group PLC	350,248	5,596

TELECOMMUNICATION SERVICES — 0.40%
Sprint Nextel Corp., Series 1	127,382	2,406
Dobson Communications Corp., Class A10	237,211	2,066
American Tower Corp., Class A10	3,522	131
XO Holdings, Inc.[10]	651	3
		4,606

INDUSTRIALS — 0.33%
DigitalGlobe Inc.[2,8,10]	3,677,578	3,678
Delta Air Lines, Inc.[10]	93,360	121
		3,799

INFORMATION TECHNOLOGY — 0.06%
ZiLOG, Inc.[10]	153,000	$670

FINANCIALS — 0.04%
Beverly Hills Bancorp Inc.	58,100	482

CONSUMER DISCRETIONARY — 0.03%
Radio One, Inc., Class D, nonvoting[10]	34,000	229
Radio One, Inc., Class A10	17,000	115
ACME Communications, Inc.[10]	13,100	66
		410

HEALTH CARE — 0.00%
Clarent Hospital Corp.[8,10]	80,522	20

MISCELLANEOUS — 0.03%
Other common stocks in initial period of acquisition		370

Total common stocks (cost: $11,634,000)		15,953

Rights & warrants — 0.00%

TELECOMMUNICATION SERVICES — 0.00%
XO Holdings, Inc., Series A, warrants, expire 2010[10]	1,305	1
XO Holdings, Inc., Series B, warrants, expire 2010[10]	978	—
XO Holdings, Inc., Series C, warrants, expire 2010[10]	978	—
KMC Telecom Holdings, Inc., warrants, expire 2008[2,8,10]	9,500	0
GT Group Telecom Inc., warrants, expire 2010[2,8,10]	4,000	0

Total rights & warrants (cost: $428,000)		1

Short-term securities — 8.95%	Principal amount (000)

Abbott Laboratories 5.24% due 1/25/2007[2]	$13,400	13,351
Citigroup Funding Inc. 5.25% due 1/10/2007	12,100	12,082
Triple-A One Funding Corp. 5.28% due 1/3/2007[2]	12,000	11,995
IBM Corp. 5.24% due 1/30/2007[2]	11,900	11,845
AIG Funding, Inc. 5.24% due 1/9/2007	11,300	11,285
Bank of New York Co., Inc. 5.20% due 1/5/2007	10,000	9,993
Jupiter Securitization Co., LLC 5.27% due 1/11/2007[2]	10,000	9,984
Bank of America Corp. 5.24% due 1/2/2007	5,000	4,998
Ranger Funding Co. LLC 5.26% due 1/31/2007[2]	5,000	4,977
Concentrate Manufacturing Co. of Ireland 5.19% due 1/12/2007[2]	8,300	8,286
Pfizer Investment Capital PLC 5.25% due 1/8/2007[2]	5,000	4,994

Total short-term securities (cost: $103,790,000)		103,790

Total investment securities (cost: $1,101,463,000)		1,135,587
Other assets less liabilities		23,494

Net assets		$1,159,081

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1Step bond; coupon rate will increase at a later date.
2Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities was $298,913,000, which represented 25.79% of the net assets of the fund.
3Coupon rate may change periodically.
4Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
5Scheduled interest and/or principal payment was not received.
6This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.
7Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
8Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,” was $7,658,000.
9Index-linked bond whose principal amount moves with a government retail price index.
10Security did not produce income during the last 12 months.

U.S. Government/AAA-Rated Securities Fund
Investment portfolio

December 31, 2006

Bonds & notes — 94.38%	Principal amount (000)	Market value (000)

MORTGAGE-BACKED OBLIGATIONS[1]— 47.82%
Fannie Mae, Series 1998-M6, Class A-2, 6.32% 2008	$366	$371
Fannie Mae, Series 2000-T5, Class B, 7.30% 2010	2,000	2,144
Fannie Mae, Series 2003-T1, Class B, 4.491% 2012	7,250	7,022
Fannie Mae, Series 2002-T11, Class A, 4.769% 2012	1,338	1,329
Fannie Mae 12.00% 2015	71	80
Fannie Mae 5.00% 2017	5,114	5,044
Fannie Mae 5.50% 2017	2,915	2,923
Fannie Mae 9.00% 2018	30	33
Fannie Mae 10.00% 2018	128	142
Fannie Mae, Series 2001-4, Class GB, 10.333% 2018[2]	433	479
Fannie Mae 6.00% 2021	961	975
Fannie Mae 6.00% 2021	453	459
Fannie Mae, Series 2001-4, Class GA, 10.269% 2025[2]	175	194
Fannie Mae, Series 2001-4, Class NA, 11.905% 2025[2]	487	541
Fannie Mae, Series 1997-M6, Class ZA, 6.85% 2026	10,159	10,293
Fannie Mae 7.00% 2026	149	155
Fannie Mae 8.50% 2027	114	123
Fannie Mae 8.50% 2027	90	97
Fannie Mae 7.00% 2028	152	157
Fannie Mae, Series 2002-W3, Class A-5, 7.50% 2028	712	738
Fannie Mae, Series 2002-W7, Class A-5, 7.50% 2029	523	546
Fannie Mae 7.50% 2029	48	50
Fannie Mae 7.50% 2029	45	47
Fannie Mae 7.00% 2031	101	104
Fannie Mae 7.50% 2031	285	295
Fannie Mae 7.50% 2031	79	82
Fannie Mae 7.50% 2031	27	28
Fannie Mae 7.50% 2031	13	14
Fannie Mae, Series 2001-20, Class C, 12.046% 2031[2]	350	391
Fannie Mae 7.00% 2032	481	496
Fannie Mae 7.00% 2032	64	66
Fannie Mae 5.50% 2034	2,376	2,352
Fannie Mae 4.476% 2035[2]	2,057	2,024
Fannie Mae 4.50% 2035	13,871	12,990
Fannie Mae, Series 2005-29, Class AK, 4.50% 2035	1,774	1,711
Fannie Mae 5.00% 2035	6,109	5,901
Fannie Mae 5.50% 2035	13,989	13,845
Fannie Mae 6.50% 2035	1,453	1,486
Fannie Mae, Series 2006-56, Class OG, principal only, 0% 2036	2,072	1,575
Fannie Mae 5.50% 2036	16,200	16,012
Fannie Mae 5.50% 2036	5,783	5,716
Fannie Mae 5.58% 2036[2]	3,655	3,656
Fannie Mae 6.00% 2036	8,859	8,920
Fannie Mae 6.00% 2036	6,846	6,893
Fannie Mae 6.00% 2036	48	48
Fannie Mae, Series 1999-T2, Class A-1, 7.50% 2039	570	596
Fannie Mae, Series 2001-T10, Class A-1, 7.00% 2041	541	556
Fannie Mae, Series 2001-50, Class BA, 7.00% 2041	508	522
Fannie Mae, Series 2002-W1, Class 2A, 7.50% 2042	95	99
Freddie Mac 7.00% 2008	42	42
Freddie Mac 8.25% 2008	50	50
Freddie Mac 8.25% 2008	3	3
Freddie Mac 8.25% 2009	4	4
Freddie Mac 8.00% 2012	21	22
Freddie Mac 6.00% 2014	99	101
Freddie Mac 4.00% 2015	718	679
Freddie Mac 7.00% 2015	88	91
Freddie Mac, Series 2356, Class GD, 6.00% 2016	2,531	2,569
Freddie Mac 8.00% 2017	127	133
Freddie Mac 8.50% 2018	8	8
Freddie Mac 11.00% 2018	50	55
Freddie Mac, Series 1567, Class A, 4.579% 2023[2]	430	395
Freddie Mac 8.50% 2027	42	45
Freddie Mac 9.00% 2030	290	315
Freddie Mac 4.646% 2035[2]	3,903	3,838
Freddie Mac 5.00% 2035	3,797	3,666
Freddie Mac 5.00% 2035	1,944	1,876
Freddie Mac 5.00% 2035	1,847	1,783
Freddie Mac 5.50% 2035	934	923
Freddie Mac 5.50% 2035	927	917
Freddie Mac, Series 3061, Class PN, 5.50% 2035	688	689
Freddie Mac, Series 3213, Class OG, principal only, 0% 2036	1,989	1,479
Freddie Mac, Series 3171, Class MO, principal only, 0% 2036	1,963	1,465
Freddie Mac 5.50% 2036	1,994	1,972
Freddie Mac, Series 3257, Class PA, 5.50% 2036	1,950	1,940
Freddie Mac 6.00% 2036	25,835	26,025
Freddie Mac, Series 3233, Class PA, 6.00% 2036	1,977	2,006
Government National Mortgage Assn. 9.50% 2009	168	173
Government National Mortgage Assn., Series 2004-84, Class A, 3.624% 2017	813	789
Government National Mortgage Assn. 9.50% 2020	201	224
Government National Mortgage Assn. 8.50% 2021	118	128
Government National Mortgage Assn. 8.50% 2022	126	136
Government National Mortgage Assn. 8.50% 2022	22	24
Government National Mortgage Assn. 8.50% 2022	14	15
Government National Mortgage Assn. 8.50% 2023	166	179
Government National Mortgage Assn. 3.75% 2035[2]	703	688
Government National Mortgage Assn. 4.00% 2035[2]	2,131	2,089
Government National Mortgage Assn. 4.00% 2035[2]	1,264	1,242
Government National Mortgage Assn. 5.00% 2036	4,748	4,604
Government National Mortgage Assn. 5.00% 2036	3,645	3,534
Government National Mortgage Assn. 5.50% 2036	18,182	18,052
Government National Mortgage Assn. 5.50% 2036	4,164	4,134
Government National Mortgage Assn. 5.50% 2036	1,118	1,110
Government National Mortgage Assn. 6.00% 2036	3,940	3,987
Countrywide Alternative Loan Trust, Series 2005-J8, Class 2-A-1, 5.00% 2020	1,721	1,681
Countrywide Alternative Loan Trust, Series 2005-40CB, Class A-1, 5.50% 2035	843	829
Countrywide Alternative Loan Trust, Series 2005-46CB, Class A-8, 5.50% 2035	780	779
Countrywide Alternative Loan Trust, Series 2005-62, Class 2-A-1, 5.758% 2035[2]	2,311	2,313
Countrywide Alternative Loan Trust, Series 2005-21CB, Class A-17, 6.00% 2035	1,151	1,147
Countrywide Alternative Loan Trust, Series 2006-16CB, Class A-2, 6.00% 2036	1,677	1,675
Countrywide Alternative Loan Trust, Series 2006-24CB, Class A-1, 6.00% 2036	915	915
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2002-C2, Class A-1, 4.326% 2034	1,073	1,048
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2004-CIBC10, Class A-3, 4.184% 2037	1,000	971
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC11, Class A-2, 5.016% 2037	1,000	992
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2003-ML1, Class A-1, 3.972% 2039	1,294	1,255
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2003-PM1, Class A-2, 4.262% 2040	2,000	1,962
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class A-2, 4.79% 2042	1,000	985
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP3, Class A-4A, 4.936% 2042	1,000	971
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP1, Class A-2, 4.625% 2046	1,000	983
CS First Boston Mortgage Securities Corp., Series 2003-AR12, Class II-A-2, 4.326% 2033[2]	200	198
CS First Boston Mortgage Securities Corp., Series 2003-29, Class V-A-1, 7.00% 2033	172	175
CS First Boston Mortgage Securities Corp., Series 2006-2R, Class A-PO, principal only, 0% 2036[3]	2,974	2,053
CS First Boston Mortgage Securities Corp., Series 2001-CK6, Class A-3, 6.387% 2036	1,000	1,043
CS First Boston Mortgage Securities Corp., Series 2005-C5, Class A-AB, 5.10% 2038	1,000	988
CS First Boston Mortgage Securities Corp., Series 2005-C6, Class A-3, 5.23% 2040	1,000	993
Morgan Stanley Capital I, Inc., Series 1998-HF2, Class A-2, 6.48% 2030	5,005	5,067
Banc of America Commercial Mortgage Inc., Series 2001-1, Class A-2, 6.503% 2036	2,759	2,866
Banc of America Commercial Mortgage Inc., Series 2005-5, Class A-3B, 5.229% 2045[2]	1,500	1,500
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR8, Class A, 4.03% 2033[2]	825	816
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR6, Class A-1, 4.337% 2033[2]	657	649
WaMu Mortgage Pass-Through Certificates Trust, Series 2004-AR1, Class A, 4.229% 2034[2]	557	547
WaMu Mortgage Pass-Through Certificates Trust, Series 2006-AR2, Class 2-A1, 5.843% 2037[2]	1,194	1,188
WaMu Mortgage Pass-Through Certificates Trust, Series 2005-AR15, Class A-1-A, 5.61% 2045[2]	746	749
Chase Commercial Mortgage Securities Corp., Series 1998-2, Class A-2, 6.39% 2030	2,988	3,032
Chase Commercial Mortgage Securities Corp., Series 2000-2, Class A-1, 7.543% 2032	555	567
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-22, Class 5-A1, 6.023% 2035[2]	1,022	1,025
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-2, Class 5-A-1, 6.00% 2036[2]	2,473	2,477
Salomon Brothers Commercial Mortgage Trust, Series 2000-C3, Class A-1, 6.341% 2033[3]	283	284
Salomon Brothers Commercial Mortgage Trust, Series 2001-C1, Class A-3, 6.428% 2035	3,050	3,169
Wachovia Bank Commercial Mortgage Trust, Series 2005-C16, Class A-PB, 4.692% 2041	1,000	973
Wachovia Bank Commercial Mortgage Trust, Series 2005-C17, Class A-2, 4.782% 2042	1,250	1,234
Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class A-PB, 5.446% 2045	1,000	1,007
CHL Mortgage Pass-Through Trust, Series 2003-50, Class A-1, 5.00% 2018	2,223	2,171
CHL Mortgage Pass-Through Trust, Series 2005-HYB8, Class 4-A-1, 5.675% 2035[2]	801	795
Commercial Mortgage Trust, Series 2003-LNB1, Class A-2, 4.084% 2038	2,000	1,874
Commercial Mortgage Trust, Series 2004-LNB2, Class A-2, 3.60% 2039	1,000	969
J.P. Morgan Mortgage Trust, Series 2005-A1, Class 4-A-1, 4.776% 2035[2]	2,805	2,710
Residential Accredit Loans, Inc., Series 2003-QS16, Class A-1, 5.00% 2018	1,887	1,842
Residential Accredit Loans, Inc., Series 2005-QR1, Class A, 6.00% 2034	731	733
Structured Asset Securities Corp., Series 2003-29, Class 1-A-1, 4.75% 2018	611	591
Structured Asset Securities Corp., Series 1998-RF2, Class A, 8.52% 2027[2,3]	567	569
Structured Asset Securities Corp., Series 1998-RF1, Class A, 8.729% 2027[2,3]	897	899
Structured Asset Securities Corp., Series 1999-RF1, Class A, 7.851% 2028[2,3]	475	485
GE Commercial Mortgage Corp., Series 2005-C2, Class A-4, 4.978% 2043	2,500	2,440
Bear Stearns Commercial Mortgage Securities Inc., Series 1998-C1, Class A-1, 6.34% 2030	226	226
Bear Stearns Commercial Mortgage Securities Inc., Series 2001-TOP2, Class A-1, 6.08% 2035	410	415
Bear Stearns Commercial Mortgage Securities Inc., Series 2004-PWR6, Class A-4, 4.521% 2041	1,750	1,691
LB-UBS Commercial Mortgage Trust, Series 2001-C7, Class A-3, 5.642% 2025	515	519
LB-UBS Commercial Mortgage Trust, Series 2000-C3, Class A-2, 7.95% 2025	500	535
LB-UBS Commercial Mortgage Trust, Series 2002-C4, Class A-2, 4.023% 2026	1,250	1,230
Citigroup Mortgage Loan Trust, Inc., Series 2003-1, Class I-A1, 4.75% 2018	1,736	1,687
Citigroup Mortgage Loan Trust, Inc., Series 2003-UST1, Class A-3, 5.00% 2018	558	547
Residential Asset Securitization Trust, Series 2004-A6, Class A-1, 5.00% 2019	2,044	1,999
Crown Castle Towers LLC, Series 2005-1, Class A-FX, 4.643% 2035[3]	2,000	1,961
Bear Stearns ARM Trust, Series 2005-10, Class A-3, 4.65% 2035[2]	2,000	1,951
GMAC Commercial Mortgage Securities, Inc., Series 1997-C1, Class A-3, 6.869% 2029	542	544
GMAC Commercial Mortgage Securities, Inc., Series 2001-C1, Class A-2, 6.465% 2034	1,250	1,301
DLJ Commercial Mortgage Corp., Series 1998-CF2, Class A-1B, 6.24% 2031	1,239	1,254
DLJ Commercial Mortgage Corp., Series 1999-CG1, Class A-1B, 6.46% 2032	500	510
Tower Ventures, LLC, Series 2006-1, Class A1-FX, 5.361% 2036[3]	1,650	1,653
Morgan Stanley Dean Witter Capital I Trust, Series 2001-TOP5, Class A-3, 6.16% 2035	1,500	1,527
Ocwen Residential MBS Corp., Series 1998-R1, Class AWAC, 5.487% 2040[2,3]	1,359	1,309
Citigroup Commercial Mortgage Trust, Series 2004-C2, Class A-1, 3.787% 2041	1,299	1,273
Residential Asset Mortgage Products Trust, Series 2004-RS9, Class A-I-4, AMBAC insured, 4.767% 2032	1,250	1,236
IndyMac INDX Mortgage Loan Trust, Series 2006-AR5, Class 2-A-1, 5.878% 2036[2]	1,171	1,166
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A-4-1, 5.243% 2037	1,000	999
Wells Fargo Mortgage-backed Securities Trust, Series 2003-3, Class II-A-1, 5.25% 2033	841	829
First Union National Bank Commercial Mortgage Trust, Series 2002-C1, Class A-1, 5.585% 2034	789	793
Banc of America Alternative Loan Trust, Series 2005-6, Class 2-CB-2, 6.00% 2035	769	770
SBA CMBS Trust, Series 2005-1, Class A, 5.369% 2035[3]	600	603
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class II-A-1, 4.582% 2034[2]	593	587
Banc of America Mortgage Securities Trust, Series 2003-E, Class 2-A-2, 4.35% 2033[2]	579	576
Washington Mutual Securities Corp., Series 2005-AR1, Class A-1-A, 5.61% 2035[2]	391	391
GE Capital Commercial Mortgage Corp., Series 2001-1, Class A-1, 6.079% 2033	211	213
		311,998

U.S. TREASURY BONDS & NOTES — 26.53%
U.S. Treasury 5.75% 2010	21,300	22,039
U.S. Treasury 4.875% 2011	5,000	5,036
U.S. Treasury 3.875% 2013	10,725	10,266
U.S. Treasury 4.25% 2013	41,250	40,225
U.S. Treasury 4.25% 2014	4,000	3,884
U.S. Treasury 11.25% 2015	3,000	4,311
U.S. Treasury 7.50% 2016	10,250	12,459
U.S. Treasury 8.875% 2017	3,690	4,938
U.S. Treasury 8.125% 2019	3,500	4,574
U.S. Treasury 8.875% 2019	11,695	15,995
U.S. Treasury Principal Strip 0% 2019	1,000	555
U.S. Treasury 8.50% 2020	10,500	14,185
U.S. Treasury 7.875% 2021	3,500	4,557
U.S. Treasury 7.125% 2023	1,000	1,244
U.S. Treasury 6.50% 2026	1,325	1,591
U.S. Treasury 5.375% 2031	10,639	11,404
U.S. Treasury 4.50% 2036	16,650	15,841
		173,104

FEDERAL AGENCY BONDS & NOTES — 10.40%
Freddie Mac 5.125% 2008	2,000	2,000
Freddie Mac 6.625% 2009	3,075	3,202
Freddie Mac 5.50% 2011	11,250	11,517
Freddie Mac 4.50% 2014	8,000	7,779
Small Business Administration, Series SBIC-PS 2006-10A, Participating Securities, 5.408% 2016	5,804	5,844
Small Business Administration, Series 2001-20K, 5.34% 2021[1]	972	982
Small Business Administration, Series 2001-20J, 5.76% 2021[1]	750	765
Small Business Administration, Series 2001-20F, 6.44% 2021[1]	2,173	2,257
Small Business Administration, Series 2002-20J, 4.75% 2022[1]	1,796	1,763
Small Business Administration, Series 2002-20K, 5.08% 2022[1]	1,735	1,730
Small Business Administration, Series 2003-20B, 4.84% 2023[1]	2,892	2,850
Small Business Administration, Series 2003-20J, 4.92% 2023[1]	2,234	2,206
Fannie Mae 5.25% 2007	4,000	3,999
Fannie Mae 6.00% 2008	5,000	5,057
Federal Home Loan Bank 3.75% 2007	5,410	5,359
United States Agency for International Development, Republic of Egypt 4.45% 2015	3,250	3,146
United States Agency for International Development, State of Israel, Class 1-A, 5.50% 2023	2,000	2,086
Federal Agricultural Mortgage Corp. 4.25% 2008	1,000	987
Federal Agricultural Mortgage Corp. 4.875% 2011[3]	2,000	1,993
United States Government-Guaranteed Ship Financing Obligations, Rowan Companies, Inc. (Title XI) 5.88% 2012[1]	2,250	2,284
		67,806

ASSET-BACKED OBLIGATIONS[1]— 8.66%
CPS Auto Receivables Trust, Series 2003-A, Class A-2, XLCA insured, 2.89% 2009[3]	148	146
CPS Auto Receivables Trust, Series 2002-C, Class A-2, XLCA insured, 3.52% 2009[3]	62	62
CPS Auto Receivables Trust, Series 2006-C, Class A-4, XLCA insured, 5.14% 2013[3]	6,125	6,137
PG&E Energy Recovery Funding LLC, Series 2005-1, Class A-3, 4.14% 2012	1,000	978
PG&E Energy Recovery Funding LLC, Series 2005-2, Class A-2, 5.03% 2014	5,000	4,999
West Penn Funding LLC, Transition Bonds, Series 2005-A, Class A-1, 4.46% 2010[3]	5,094	5,008
UPFC Auto Receivables Trust, Series 2005-B, Class A-3, XLCA insured, 4.98% 2011	4,000	3,984
UPFC Auto Receivables Trust, Series 2006-B, Class A-3, AMBAC insured, 5.15% 2012	1,000	998
Drive Auto Receivables Trust, Series 2005-2, Class A-3, MBIA insured, 4.26% 2012[3]	750	740
Drive Auto Receivables Trust, Series 2006-1, Class A-4, FSA insured, 5.54% 2013[3]	4,000	4,041
Long Beach Acceptance Auto Receivables Trust, Series 2004-A, Class A-2, FSA insured, 2.841% 2010[2]	1,530	1,500
Long Beach Acceptance Auto Receivables Trust, Series 2005-B, Class A-4, FSA insured, 4.522% 2012	3,000	2,960
Countryplace Manufactured Housing Contract, Series 2005-1, Class A-3, AMBAC insured, 4.80% 2035[3]	2,650	2,590
WFS Financial Owner Trust, Series 2004-1, Class A-4, 2.81% 2011	2,334	2,282
Spirit Master Funding LLC, Net-Lease Mortgage Notes, Series 2005-1, Class A-1, AMBAC insured, 5.05% 2023[3]	2,346	2,257
PSE&G Transition Funding II LLC, Series 2005-1, Class A-2, 4.34% 2014	2,125	2,066
First Investors Auto Owner Trust, Series 2006-A, Class A-4, MBIA insured, 5.00% 2013[3]	2,000	1,994
Massachusetts RRB Special Purpose Trust, Series 2005-1, Class A-4, 4.40% 2015	1,850	1,777
ARG Funding Corp., Series 2005-2, Class A-1, AMBAC insured, 4.54% 2009[3]	1,000	992
ARG Funding Corp., Series 2005-1, Class A-3, MBIA insured, 4.29% 2011[3]	750	731
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2005-1, Class A-5, MBIA insured, 5.08% 2011[3]	1,550	1,541
MBNA Credit Card Master Note Trust, Series 2005-6, Class A, 4.50% 2013	1,500	1,475
AEP Texas Central Transitioning Funding II LLC, Senior Secured Transition Bonds, Series A, Class A-3, 5.09% 2015	1,450	1,434
PCR Auto Receivables Trust, Series 2004-1, Class A-2, XLCA insured, 3.995% 2010[3]	1,212	1,212
Honda Auto Receivables Owner Trust, Series 2006-2, Class A-4, 5.28% 2012	1,000	1,005
Triad Automobile Receivables Trust, Series 2006-C, Class A-3, AMBAC insured, 5.26% 2011	1,000	999
Capital One Multi-asset Execution Trust, Series 2006-10, Class A, 5.15% 2014	950	953
AMRESCO Residential Securities Corp. Mortgage Loan Trust, Series 1997-2, Class A-7, 7.57% 2027	604	602
Saxon Asset Securities Trust, Series 2002-2, Class AF-5, 5.99% 2031	555	554
CWABS, Inc., Series 2004-12, Class 2-AV-2, 5.63% 2033[2]	297	297
Specialty Underwriting and Residential Finance Trust, Series 2004-BC4, Class A-2B, 5.66% 2035[2]	192	192
		56,506

INDUSTRIALS — 0.68%
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class G, MBIA insured, 6.664% 2013[1,3]	2,418	2,533
Southern Capital Corp. Pass Through Trust, Series 2002-1, Class G, MBIA insured, 5.70% 2023[1,3]	1,267	1,256
General Electric Capital Corp., Series A, 6.75% 2032	550	632
		4,421

UTILITIES — 0.23%
Chilquinta Energia Finance Co. LLC, MBIA insured, 6.47% 2008[3]	1,500	1,518

ENERGY — 0.06%
Petroleum Export Ltd., Class A-1, MBIA insured, 4.623% 2010[1,3]	389	383

Total bonds & notes (cost: $614,780,000)		615,736

	Principal amount	Market value
Short-term securities — 4.76%	(000)	(000)

Ciesco LLC 5.26%-5.27% due 1/4-2/7/2007[3]	$11,900	$11,859
CAFCO, LLC 5.30% due 1/2/2007[3]	5,200	5,197
AIG Funding, Inc. 5.24% due 1/9/2007	9,000	8,988
Concentrate Manufacturing Co. of Ireland 5.22% due 1/12/2007[3]	5,000	4,991

Total short-term securities (cost: $31,035,000)		31,035

Total investment securities (cost: $645,815,000)		646,771
Other assets less liabilities		5,633

Net assets		$652,404

1 Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
2 Coupon rate may change periodically.
3 Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities was $66,997,000, which represented 10.27% of the net assets of the fund.

Cash Management Fund
Investment portfolio

December 31, 2006

Short-term securities — 99.66%	Principal amount (000)	Market value (000)

CORPORATE SHORT-TERM NOTES — 85.42%
Private Export Funding Corp. 5.22% due 1/8/2007[1]	$10,000	$9,988
Amsterdam Funding Corp. 5.26% due 1/11/2007[1]	10,000	9,984
KfW International Finance Inc. 5.22% due 1/12/2007[1]	10,000	9,983
Jupiter Securitization Co. LLC 5.25% due 1/17/2007[1]	10,000	9,975
American Express Credit Corp. 5.27% due 1/18/2007	10,000	9,974
Stadshypotek Delaware Inc. 5.25% due 1/30/2007[1]	10,000	9,957
Bank of Montreal 5.22% due 2/2/2007	10,000	9,954
Pfizer Investment Capital PLC 5.20% due 2/7/2007[1]	10,000	9,945
International Lease Finance Corp 5.21% due 2/12/2007	10,000	9,938
Kimberly-Clark Worldwide Inc. 5.22% due 2/21/2007[1]	10,000	9,929
CAFCO, LLC 5.26%-5.28% due 1/11-2/13/2007[1]	9,700	9,681
FCAR Owner Trust I 5.27% due 1/4/2007	9,300	9,295
Clipper Receivables Co., LLC 5.27% due 1/8/2007[1]	9,000	8,989
Nestle Capital Corp 5.205% due 1/9/2007[1]	9,000	8,988
Three Pillars Funding LLC 5.29% due 1/16/2007[1]	9,000	8,979
Dexia Delaware LLC 5.255% due 1/18/2007	9,000	8,976
Johnson & Johnson 5.18% due 1/19/2007[1]	9,000	8,975
3M Co. 5.18% due 1/30/2007	9,000	8,961
General Electric Co. 5.24% due 2/7/2007	9,000	8,953
Harvard University 5.18% due 2/6/2007	9,000	8,950
UnionBanCal Commercial Funding Corp. 5.21% due 2/12/2007	8,800	8,745
NetJets Inc. 5.22% due 2/15/2007[1]	8,800	8,741
HSBC Finance Corp. 5.20% due 2/2/2007	8,100	8,061
Thunder Bay Funding, LLC 5.27% due 1/5/2007[1]	8,000	7,994
BASF AG 5.25% due 1/11/2007[1]	8,000	7,987
Hershey Co. 5.21% due 1/12/2007[1]	8,000	7,986
Swedish Export Credit Corp. 5.25% due 1/16/2007	8,000	7,981
Caterpillar Financial Services Corp. 5.23% due 1/5/2007	7,800	7,794
Triple-A One Funding Corp. 5.26%-5.32% due 1/12-1/19/2007[1]	7,700	7,681
Procter & Gamble International Funding S.C.A 5.24% due 1/10/2007[1]	7,400	7,389
Barton Capital LLC 5.26% due 1/11/2007[1]	7,100	7,089
CIT Group, Inc. 5.25% due 1/12/2007[1]	7,000	6,988
American Honda Finance Corp. 5.23% due 1/23/2007	7,000	6,977
Bank of America Corp. 5.25% due 2/20/2007	6,800	6,750
Danske Corp. 5.24% due 1/16/2007[1]	6,600	6,585
BMW U.S. Capital LLC 5.24% due 1/22/2007[1]	6,500	6,479
Export Development Canada 5.16% due 2/21/2007	5,600	5,560
ING (US) Funding LLC 5.23% due 2/6/2007	5,400	5,371
Variable Funding Capital Corp. 5.26% due 2/13/2007[1]	5,000	4,968
Allied Irish Banks N.A. Inc. 5.28% due 1/29/2007[1]	4,100	4,083
Swedbank Mortgage AB 5.25% due 1/4/2007	3,200	3,198
Lloyds Bank PLC 5.25% due 1/29/2007	3,175	3,162
Harley-Davidson Funding Corp. 5.20% due 2/1/2007[1]	2,000	1,991
		339,934

FEDERAL AGENCY DISCOUNT NOTES — 14.24%
Freddie Mac 5.155%-5.17% due 1/2-1/26/2007	17,250	17,209
Federal Home Loan Bank 5.145%-5.15% due 1/10-2/15/2007	12,100	12,031
Federal Farm Credit Banks 5.13% due 2/8/2007	10,400	10,342
International Bank for Reconstruction and Development 5.19% due 1/22/2007	9,000	8,972
Fannie Mae 5.17% due 1/5/2007	8,100	8,094
		56,648

Total investment securities (cost: $396,571,000)		396,582
Other assets less liabilities		1,368

Net assets		$397,950

1 Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities was $201,334,000, which represented 50.59% of the net assets of the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, charges and expenses of American Funds Insurance Series and the American Funds. This and other important information is contained in the prospectus for the insurance series and the funds, which can be obtained from a financial adviser and should be read carefully before investing.

American Funds Insurance Series serves as the underlying investment for multiple insurance products, including variable annuity contracts and variable life insurance policies. The funds can only be purchased through insurance products. This material is not an offer of the funds.

MFGEFP-995-0207-S6866

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
American Funds Insurance Series:

We have audited, in accordance with standards of the Public Company Accounting Oversight Board (United States), the financial statements of Global Discovery Fund, Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, New World Fund, Blue Chip Income and Growth Fund, Global Growth and Income Fund, Growth and Income Fund, Asset Allocation Fund, Bond Fund, Global Bond Fund, High-Income Bond Fund, and U.S. Government/AAA-Rated Securities Fund (constituting the American Funds Insurance Series, hereafter referred to as the "Series") as of December 31, 2006, and for the year then ended and have issued our unqualified report thereon dated February 7, 2007 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). Our audit included an audit of the Series' investment portfolio (the “Portfolio”) as of December 31, 2006 appearing in Item 6 of this Form N-CSR. This Portfolio is the responsibility of the Series' management. Our responsibility is to express an opinion on this portfolio based on our audit.

In our opinion, the Portfolio referred to above, when read in conjunction with the financial statements of the Series referred to above, presents fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers, LLP
Los Angeles, California
February 7, 2007

ITEM 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 - Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the Board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating committee.

ITEM 11 - Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 - Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS INSURANCE SERIES

By /s/ James K. Dunton
James K. Dunton, Vice Chairman and Principal Executive Officer

Date: March 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ James K. Dunton
James K. Dunton, Vice Chairman and Principal Executive Officer

Date: March 9, 2007

By /s/ David A. Pritchett
David A. Pritchett, Treasurer and Principal Financial Officer

Date: March 9, 2007